As Filed with the Securities and Exchange Commission on February 12, 2007

Securities Act File No. 333-139829

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933  ☒

Pre-Effective Amendment No. 1 ☒

Post-Effective Amendment No.      ☐

INVESTORS CASH TRUST

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

Investors Cash Trust

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

With copies to:

David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601	John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110	Burton M. Leibert, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (no par value) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Treasury Money Fund Investment

DWS Advisor Funds

Treasury Money Fund Institutional

DWS Institutional Funds

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM” as defined on page 6 in the enclosed Prospectus/Proxy Statement) has initiated a program to reorganize and restructure the money market funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on the merger of your fund into the Treasury Portfolio, a series of Investors Cash Trust (“ICT Treasury Fund”).

Treasury Money Fund Investment, a series of DWS Advisor Funds (“Treasury Investment Fund”) and Treasury Money Fund Institutional, a series of DWS Institutional Funds (“Treasury Institutional Fund” and, together with ICT Treasury Fund and Treasury Investment Fund, each a “Fund” and collectively the “Funds”) are each a feeder fund in a master-feeder arrangement, meaning each Fund seeks to achieve its individual investment objective by investing all of its investable assets in a master fund with a similar investment objective to the Fund that invests directly in securities. Treasury Institutional Fund and Treasury Investment Fund both invest all of their assets in the same master fund, Treasury Money Portfolio (the “Master Portfolio”). The investment objective, policies, restrictions and strategies of ICT Treasury Fund are

Q&A continued

substantially similar to the investment objectives, policies, restrictions and strategies of Treasury Investment Fund, Treasury Institutional Fund and the Master Portfolio. However, unlike Treasury Investment Fund and Treasury Institutional Fund, ICT Treasury Fund is not a feeder fund in a master-feeder arrangement and therefore invests its assets directly in securities. The mergers of Treasury Investment Fund and Treasury Institutional Fund into ICT Treasury Fund will effectively terminate the master-feeder arrangement between each of Treasury Investment Fund and Treasury Institutional Fund and the Master Portfolio. The master-feeder arrangement will terminate immediately upon the mergers.

After carefully reviewing the proposal, the Board of Trustees of each of DWS Advisor Funds and DWS Institutional Funds has determined that the merger of their Fund into ICT Treasury Fund is in the best interests of the Fund. The Board unanimously recommends that you vote for the proposal.

Q Why has this proposal been made for my fund?

A The proposal to merge your Fund into ICT Treasury Fund is part of a program initiated by DeAM to provide a more streamlined selection of money market investment options. The program seeks to eliminate redundancies within the DWS money market funds and to focus DeAM’s investment resources on a core set of money market funds that best meet investor needs. DeAM believes that the mergers will eliminate product redundancies, maximize portfolio size wherever possible, and create the possibility for higher yielding funds with potentially lower expenses.

Q What will happen if shareholders of either Treasury Investment Fund or Treasury Institutional Fund do not approve the merger of their fund?

A The mergers of each of Treasury Investment Fund and Treasury Institutional Fund are contingent upon one another. If shareholders of either Treasury Investment Fund or Treasury Institutional Fund do not approve the merger of their Fund, then each of Treasury Investment Fund and Treasury Institutional Fund will continue to invest all its

Q&A continued

investable assets in the Master Portfolio in accordance with its current investment objective and policies, and the Trustees of each Fund may consider such alternatives as may be in the best interests of their Fund.

Q Will I have to pay federal income taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. Because each Fund seeks to maintain a stable net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger.

Q Upon merger, will I own the same number of shares?

A Yes. You will receive shares equal in number to the shares you owned as of the Valuation Time (as defined on page 22 of the Prospectus/Proxy Statement).

Q Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger of your Fund into ICT Treasury Fund would occur on or about May 21, 2007 or as soon as reasonably practicable after the required shareholder approval of each Fund is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card(s);

Q&A continued

■	By telephone, with a toll-free call to the number listed on your proxy card(s);

■	By mail, by sending the enclosed proxy card(s), signed and dated, to us in the enclosed envelope; or
■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Will I be able to continue to track my fund’s performance on the Internet or through the voice response system?

A Yes. You will be able to continue to track your Fund’s performance before the merger through both these means.

Q If I have the check writing privilege on my account, will new checks be issued?

A No. New checks will not be issued. You can continue to use your existing checks.

Q If I have the debit card privilege on my account, will a new debit card be issued?

A No. A new debit card will not be issued. You can continue to use your existing debit card.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at (866) 774-4940.

TREASURY MONEY FUND INVESTMENT

DWS ADVISOR FUNDS

TREASURY MONEY FUND INSTITUTIONAL

DWS INSTITUTIONAL FUNDS

A Message from the Funds’ President

[mailing date], 2007

Dear Shareholders:

I am writing to you to ask for your vote on an important matter that affects your investment in the Treasury Money Fund Investment series of DWS Advisor Funds (“Treasury Investment Fund”) or the Treasury Money Fund Institutional series of DWS Institutional Funds (“Treasury Institutional Fund”), as applicable (each a “Fund” and together, the “Funds”). While you are, of course, welcome to join us at the Funds’ joint special shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s), or by voting by telephone or through the Internet.

We are asking for your vote on the following matters, as applicable:

Proposal for Treasury Investment Fund:	Approval of a proposed merger of Treasury Investment Fund into ICT Treasury Fund. In this merger, your shares of Treasury Investment Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly-created class of ICT Treasury Fund equal in number to the Treasury Investment Fund shares held by you.

Proposal for Treasury Institutional Fund:	Approval of a proposed merger of Treasury Institutional Fund into ICT Treasury Fund. In this merger, your shares of Treasury Institutional Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a class of ICT Treasury equal in number to the Treasury Institutional Fund shares held by you.

Each proposed merger is part of a program initiated by Deutsche Asset Management (or “DeAM” as defined on page 6 of the enclosed Prospectus/Proxy Statement) to reorganize and restructure the money market funds in the DWS family of funds. The program is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the mergers offer shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower operating expense ratio over time; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

In determining whether to recommend that shareholders of each of Treasury Investment Fund and Treasury Institutional Fund approve the merger of their respective Fund into ICT Treasury Fund, the Board of each of DWS Advisor Funds and DWS Institutional Funds, respectively, conducted a thorough review of the potential implications of the mergers and concluded that the participation of Treasury Investment Fund and Treasury Institutional Fund, respectively, in the proposed mergers would be in the best interests of each of Treasury Investment Fund and Treasury Institutional Fund and would not dilute the interests of Treasury Investment Fund’s and Treasury Institutional Fund’s respective existing shareholders.

Shareholders of each Fund will vote separately on the merger of their Fund into ICT Treasury Fund; however, the mergers of each Fund are contingent upon one another. If shareholders of each Fund approve the merger of their Fund, it is expected that the mergers will take effect during the second calendar quarter of 2007. If shareholders of either Fund do not approve the merger of their Fund, then each Fund will continue to operate in accordance with its current investment objective and policies, and the Trustees of each Fund may consider such alternatives as may be in the best interests of their Fund.

Included in this booklet is information about the upcoming joint special shareholders’ meeting:

•	A Notice of a Joint Special Meeting of Shareholders, which summarizes the matter for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on ICT Treasury Fund, the specific proposals being considered at the joint special shareholders’ meeting and why the proposals are being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., each Fund’s proxy solicitor, at (866) 774-4940 or contact your financial advisor. Thank you for your continued support of DWS Scudder Investments.

Michael G. Clark

President

DWS Advisor Funds

DWS Institutional Funds

TREASURY MONEY FUND INVESTMENT

DWS ADVISOR FUNDS

TREASURY MONEY FUND INSTITUTIONAL

DWS INSTITUTIONAL FUNDS

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s special shareholder meeting. It tells you what matter will be voted on and the time and place of the special shareholders meeting, in the event you choose to attend in person.

To the Shareholders of the Treasury Money Fund Investment series of DWS Advisor Funds (“Treasury Investment Fund”) and the Treasury Money Fund Institutional series of DWS Institutional Funds (“Treasury Institutional Fund”) (each a “Fund” and together, the “Funds”):

A Joint Special Meeting of Shareholders of Treasury Investment Fund and Treasury Institutional Fund will be held April 18, 2007 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (each, a “Proposal”):

Proposal for Treasury Investment Fund:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Treasury Investment Fund to the Treasury Portfolio series of Investors Cash Trust (“ICT Treasury Fund”), in exchange for shares of ICT Treasury Fund and the assumption by ICT Treasury Fund of all liabilities of Treasury Investment Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Treasury Investment Fund in complete liquidation and termination of Treasury Investment Fund.

Proposal for Treasury Institutional Fund:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Treasury Institutional Fund to the Treasury Portfolio series of Investors Cash Trust (“ICT Treasury Fund”), in exchange for shares of ICT Treasury Fund and the assumption by ICT Treasury Fund of all liabilities of Treasury Institutional Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Treasury Institutional Fund in complete liquidation and termination of Treasury Institutional Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Treasury Investment Fund and Treasury Institutional Fund at the close of business on January 18, 2007 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

For each Fund, the Meeting may, by action of the chairman of the Meeting, be adjourned without notice with respect to the proposal to be considered at a designated time and place, whether or not a quorum is present with respect to the Proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the Proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of each Fund may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

By order of the Board

John Millette

Secretary

[mailing date], 2007

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE PROVIDED OR TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS ADVISOR FUNDS—TREASURY MONEY FUND INVESTMENT

DWS INSTITUTIONAL FUNDS—TREASURY MONEY FUND INSTITUTIONAL

This document contains a combined Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Board’s recommendation on the proposal.

We urge you to review the combined Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card(s) to us. If you have any questions, please call Computershare Fund Services, Inc., each Fund’s proxy solicitor, at the special toll-free number we have set up for you (866-774-4940) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

[effective date], 2007

Acquisition of the assets of:	By and in exchange for shares of:

Treasury Money Fund Institutional a series of DWS Institutional Funds	Treasury Portfolio a series of Investors Cash Trust

345 Park Avenue New York, NY 10154 (800) 621-1048	222 S. Riverside Plaza Chicago, IL 60606 (800) 621-1048

Acquisition of the assets of:

Treasury Money Fund Investment a series of DWS Advisor Funds

345 Park Avenue New York, NY 10154 (800) 621-1048

This Prospectus/Proxy Statement is being furnished in connection with the proposed mergers of (a) the Treasury Money Fund Investment series of DWS Advisor Funds (“Treasury Investment Fund”) into the Treasury Portfolio series of Investors Cash Trust (“ICT Treasury Fund”), and (b) the Treasury Money Fund Institutional series of DWS Institutional Funds (“Treasury Institutional Fund”) into ICT Treasury Fund. ICT Treasury Fund, Treasury Investment Fund and Treasury Institutional Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” Treasury Investment Fund and Treasury Institutional Fund are also referred to herein collectively as the “Acquired Funds,” and each is referred to herein individually as an “Acquired Fund.”

The Board of Trustees of each of DWS Advisor Funds and DWS Institutional Funds is recommending that shareholders of Treasury Institutional Fund and Treasury Investment Fund, respectively, approve the transactions contemplated by the Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as the merger of your Fund into ICT Treasury Fund.

Treasury Institutional Fund and Treasury Investment Fund are each a feeder fund in a master-feeder arrangement, meaning each Fund seeks to achieve its individual investment objective by investing all of its investable assets in a master fund with a similar investment objective to the Fund that invests directly in securities. Treasury Institutional Fund and Treasury Investment Fund both invest all of their assets in the same master fund, Treasury Money Portfolio (the “Master Portfolio”). The merger of each Acquired Fund into ICT Treasury Fund will effectively terminate the master-feeder arrangement between each Acquired Fund and the Master Portfolio. The master-feeder arrangement will terminate immediately upon the mergers.

As a result of the mergers, each shareholder of the Acquired Funds will receive shares of ICT Treasury Fund equal in number to such shareholder’s Acquired Fund

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shares as of the Valuation Time (as defined below on page 22). ICT Treasury Fund is comprised of four classes of shares, including Investment Class shares, a new share class created to facilitate the mergers. Shareholders of the Acquired Funds will hold shares of the following classes of ICT Treasury Fund after the mergers:

Acquired Fund	ICT Treasury Fund Class
Treasury Investment Fund	Investment Class shares
Treasury Institutional Fund	Institutional Shares

In addition to Treasury Institutional Fund and Treasury Investment Fund, Treasury Series, a series of Cash Reserve Fund, Inc. and DWS U.S. Treasury Money Fund are also proposed to be merged into ICT Treasury Fund (the “Other Mergers”). The proposals for the Other Mergers are being presented to shareholders of Treasury Series and DWS U.S. Treasury Money Fund, respectively, in a separate prospectus/proxy statement because they do not operate in a master-feeder structure like Treasury Institutional Fund and Treasury Investment Fund. The merger of your Fund is not contingent on the approval by shareholders of Treasury Series or DWS U.S. Treasury Money Fund of the Other Mergers. The approval of the Other Mergers will increase the size of ICT Treasury Fund and reduce your proportionate share of ICT Treasury Fund.

Proposal
Fund	Approval of Proposed Merger of Treasury Investment Fund into ICT Treasury Fund	Approval of Proposed Merger of Treasury Institutional Fund into ICT Treasury Fund
Treasury Investment Fund	✓
Treasury Institutional Fund		✓

Shareholders of Treasury Institutional Fund and Treasury Investment Fund will vote separately on the merger of their Fund into ICT Treasury Fund; however, the mergers of each of Treasury Investment Fund and Treasury Institutional Fund are contingent upon one another. If shareholders of either Treasury Institutional Fund or Treasury Investment Fund do not approve the merger of their Fund, then each Fund will continue to invest all of its investable assets in the Master Portfolio in accordance with its current investment objective and policies, and the Trustees of each Fund may consider such alternatives as may be in the best interests of their Fund.

This Prospectus/Proxy Statement, along with the Notice of a Joint Special Meeting of Shareholders and the enclosed proxy card(s), are being mailed to shareholders on or about [            ], 2007. It explains concisely what you should know before voting on the matter described herein or investing in ICT Treasury Fund, a diversified series of Investors Cash Trust, an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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The following documents have been filed with SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectuses of ICT Treasury Fund dated August 1, 2006, as supplemented from time to time, for Institutional Shares and Investment Class shares (each an “ICT Treasury Fund Prospectus”), copies of which are included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Treasury Investment Fund dated May 1, 2006, as supplemented from time to time;

(iii)	the prospectus of Treasury Institutional Fund dated May 1, 2006, as supplemented from time to time;

(iv)	the statement of additional information (“SAI”) of Treasury Investment Fund dated May 1, 2006, as supplemented from time to time;

(v)	the SAI of Treasury Institutional Fund dated May 1, 2006, as supplemented from time to time;

(vi)	the SAI relating to the proposed mergers, dated [ ], 2007 (the “Merger SAI”);

(vii)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for Treasury Investment Fund contained in the Annual Report for the fiscal year ended December 31, 2005, and the unaudited financial statements contained in the Semi-annual Report for the six-month period ended June 30, 2006; and

(viii)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for Treasury Institutional Fund contained in the Annual Report for the fiscal year ended December 31, 2005, and the unaudited financial statements contained in the Semi-annual Report for the six-month period ended June 30, 2006.

There is no financial information available for the new Investment Class shares of ICT Treasury Fund created to facilitate the mergers as of the date of this Prospectus/Proxy Statement. Such new class will commence operations as of the effective date of the mergers.

You may receive free copies of each Fund’s annual reports, semi-annual reports, prospectuses, SAIs or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting your financial advisor or by calling the corresponding Fund at 1-800-621-1048 with respect to ICT Treasury Fund and 1-800-730-1313 with respect to Treasury Investment Fund and Treasury Institutional Fund.

Like shares of your Fund, shares of ICT Treasury Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested. There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

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This document is designed to give you the information you need to vote on the merger of your Fund. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., each Fund’s proxy solicitor, at 1-866-774-4940, or contact your financial advisor.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the Funds, including each Fund’s prospectus(es) and statement(s) of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger of your Fund.

1.	What is being proposed?

The Trustees of each of DWS Institutional Funds and DWS Advisor Funds are recommending that shareholders of Treasury Institutional Fund and Treasury Investment Fund, respectively, approve the transactions contemplated by the Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A) which we refer to as the “merger” of your Fund into ICT Treasury Fund.

Shareholders of each Acquired Fund will vote separately on the merger of their Fund into ICT Treasury Fund; however, the mergers of each Acquired Fund are contingent upon one another. If shareholders of each Acquired Fund approve the merger of their Fund, all of the assets of the Acquired Fund (which consist primarily of its interest in the Master Portfolio) will be transferred to ICT Treasury Fund solely in exchange for the issuance and delivery to the Acquired Fund of the class of shares of ICT Treasury Fund identified in the Agreement and Plan of Reorganization (“Merger Shares”) equal in number to the outstanding shares to of the Acquired Fund and for the assumption by ICT Treasury Fund of all liabilities of the Acquired Fund. Immediately following the transfer, the Merger Shares received by the Acquired Funds will be distributed pro rata, on a tax-free basis for federal income tax purposes, to their respective shareholders of record.

Treasury Institutional Fund and Treasury Investment Fund are each a feeder fund in a master-feeder arrangement, meaning each Fund seeks to achieve its individual investment objective by investing all of its investable assets in a master fund with a similar investment objective to the Fund that invests directly in securities. Treasury Institutional Fund and Treasury Investment Fund both invest all of their assets in the Master Portfolio. Consummation of the mergers of the Acquired Funds into ICT Treasury Fund will effectively terminate the master-feeder arrangement of each Acquired Fund and the Master Portfolio. The master-feeder arrangement will terminate immediately upon the mergers as described in the next paragraph.

As a result of the transfer of all of the assets of each Acquired Fund to ICT Treasury Fund, ICT Treasury Fund would own all of the outstanding shares of the Master Portfolio. ICT Treasury Fund would immediately withdraw its investment from the Master Portfolio and the Master Portfolio would dissolve and deliver its assets in kind to ICT Treasury Fund. As a result, the master-feeder arrangement will be terminated and ICT Treasury Fund will thereafter own directly the securities formerly held in the Master Portfolio.

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2.	What will happen to my shares as a result of the merger?

Your shares of your Acquired Fund will, in effect, be exchanged for shares of the corresponding share class of ICT Treasury Fund equal in number to the shares you own as of the Valuation Time (as defined below on page 22). The corresponding share classes are as follows:

Acquired Fund	ICT Treasury Fund
Treasury Investment Fund	Investment Class shares (“ICT Investment Class Shares”)
Treasury Institutional Fund	Institutional Shares (formerly known as Service Shares) (“ICT Institutional Class Shares”)
3.	Will the number of shares I own change as a result of the merger?

No. You will receive shares equal in number to the shares owned as of the Valuation Time (as defined below on page 22).

4.	Why have the Trustees recommended that I approve the merger?

In determining whether to recommend that shareholders of each of Treasury Investment Fund and Treasury Institutional Fund approve the merger of their Fund into ICT Treasury Fund, the Trustees of DWS Advisor Funds and DWS Institutional Funds considered, among others, the following factors:

•	The mergers of Treasury Investment Fund and Treasury Institutional Fund into ICT Treasury Fund are contingent upon one another;

•	The fees and operating expense ratios of Treasury Investment Fund and Treasury Institutional Fund and ICT Treasury Fund, including comparisons between the expenses of Treasury Investment Fund and Treasury Institutional Fund and the estimated operating expense ratios of the combined fund, and in particular noted that the total net operating expense ratio of the applicable class of the combined fund was anticipated to be equal to the current operating expense ratio of each of Treasury Investment Fund and Treasury Institutional Fund;

•	Deutsche Investment Management Americas Inc. (“DeIM”), the investment advisor for ICT Treasury Fund, has agreed to cap the total operating expense ratio of the applicable class of the combined fund at a level equal to the current total net operating expense ratio of each of Treasury Investment Fund and Treasury Institutional Fund for at least three years following the mergers; and

•	Deutsche Asset Management (“DeAM”) agreed to pay all costs associated with the merger.

The Trustees overseeing your Fund concluded with respect to the proposed merger of each of Treasury Investment Fund and Treasury Institutional Fund into ICT Treasury Fund that: (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund will not be diluted as a result of the merger. Accordingly, the Trustees overseeing your Fund unanimously recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) for your Fund and the merger as contemplated thereby.

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5.	How do the investment goals, policies and restrictions of the Funds compare?

The investment objective, policies and restrictions for each Fund and the Master Portfolio are substantially similar. Treasury Institutional Fund and Treasury Investment Fund each seek to provide current income consistent with liquidity and the preservation of capital. Treasury Institutional Fund and Treasury Investment Fund each seek to achieve their investment objective by investing all of their investable assets in the Master Portfolio, which seeks to provide a high level of current income consistent with liquidity and the preservation of capital. ICT Treasury Fund seeks to provide maximum current income consistent with the stability of capital. Each Fund and the Master Portfolio seeks to maintain a stable net asset value of $1.00 pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).

ICT Treasury Fund and the Master Portfolio each pursues its objective by investing in U.S. Treasury obligations, either directly or through repurchase agreements. ICT Treasury Fund invests in U.S. Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the U.S. Treasury. The Master Portfolio invests in debt obligations of the U.S. Treasury or obligations guaranteed by the U.S. Treasury or repurchase agreements collateralized by U.S. Treasury debt obligations or U.S. Treasury guaranteed debt obligations.

As of September 30, 2006, the weighted average maturity for ICT Treasury Fund and the Master Portfolio was 22 days and 27 days, respectively.

A complete list of each Fund’s and the Master Portfolio’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each Fund’s SAI includes a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings.

6.	How do the management fees and operating expense ratios of the Funds compare, and what are they estimated to be following the mergers?

The following table summarizes the fees and expenses that each Fund incurred during the 12 month period ended September 30, 2006, and the pro forma estimated annual operating expense ratios of ICT Investment Class Shares and ICT Institutional Class Shares assuming consummation of the mergers as of September 30, 2006. The Funds are no-load funds, meaning no sales charges or other shareholder fees are paid directly from your investment. However, the Funds do have annual operating expenses, and as a shareholder you pay them indirectly. See the Annual Fund Operating Expenses table below for more information on these expenses.

The table is provided to help you understand your share of the operating expenses that your Fund incurs and that DeAM expects ICT Treasury Fund to incur in the first year following the mergers. As shown below, the mergers are expected to result in the same total fund operating expense ratio for shareholders of each of Treasury Institutional Fund and Treasury Investment Fund. However, there can be no assurance that the mergers will result in expense savings for shareholders of these Funds.

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fee	Other Expenses(1)		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimburse- ments		Net Annual Fund Operating Expenses
Treasury Institutional Fund	0.28	%(2)(3)	—	0.11	%(2)	0.39	%(4)	0.14	%(5)	0.25	%(5)
Treasury Investment Fund	0.28	%(2)(3)	—	0.39	%(2)	0.67	%(4)	—		0.67%
ICT Treasury Fund
ICT Institutional Class Shares	0.15%		—	0.35%		0.50%		0.25	%(6)	0.25	%(6)
ICT Investment Class Shares(7)	0.15%		0.25%	0.31%		0.71%		0.04	%(8)	0.67	%(8)
ICT Treasury Fund (Pro forma combined)
ICT Institutional Class Shares	0.15%		—	0.15%		0.30%		0.05	%(8)	0.25	%(8)
ICT Investment Class Shares(7)	0.15%		0.25%	0.31%		0.71%		0.04	%(8)	0.67	%(8)

(1)	Includes costs of shareholder services, custody and similar expenses, which may vary with Fund size and other factors.
(2)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(3)	Management fee includes 0.13% paid to DeIM for administrative and accounting services pursuant to an administrative services agreement.
(4)	Information on the annual operating expenses reflects the expenses of both the Fund and the Master Portfolio.
(5)	Through April 30, 2007, DeIM has contractually agreed to waive a portion of its fees and reimburse expenses to the extent necessary to maintain the Fund’s total operating expenses at 0.25%, excluding extraordinary expenses.
(6)	Through July 31, 2007, DeIM has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 0.25%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(7)	Total Annual Fund Operating Expenses are estimated because no ICT Investment Class Shares were issued as of ICT Treasury Fund’s fiscal year end.
(8)	Contingent upon completion of the applicable merger, for three years from the completion of the merger, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at an annual rate of 0.25% and 0.67% for ICT Institutional Class Shares and ICT Investment Class Shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

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Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Treasury Institutional Fund(1)	$26	$111	$205	$481
Treasury Investment Fund	$68	$214	$373	$835
ICT Treasury Fund
ICT Institutional Class Shares(1)	$26	$135	$255	$604
ICT Investment Class Shares(2)	$68	$214	$383	$871
ICT Treasury Fund (Pro forma combined)
ICT Institutional Class Shares(2)	$26	$80	$153	$366
ICT Investment Class Shares(2)	$68	$214	$383	$871

(1)	Includes one year of capped expenses in each of the “1 Year,” “3 Years,” “5 Years,” and “10 Years” periods.
(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years,” and “10 Years” periods.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of September 30, 2006, Treasury Institutional Fund, Treasury Investment Fund and ICT Treasury Fund had net assets of $735,421,203, $111,746,490 and $68,884,654, respectively.

Treasury Institutional Fund(1)		Treasury Investment Fund(1)		ICT Treasury Fund (Pre- and Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
All	0.150%	All	0.150%	All	0.150%

(1)	Represents the management fee for the Master Portfolio. Treasury Institutional Fund and Treasury Investment Fund have not entered into separate investment management agreements.

7.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by an Acquired Fund or its shareholders as a direct result of the merger into ICT Treasury Fund. The tax basis of the Merger Shares received by each Acquired Fund shareholder will be the same in the aggregate as the tax basis of the shareholder’s Acquired Fund shares. Because each Fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares of the Funds before or after the merger. For more information, please see “Information about the Agreement—Federal Income Tax Consequences” below.

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8.	Are the dividend policies of the Funds the same?

Yes, the dividend policies are substantially the same for each Fund. Each Fund declares dividends representing substantially all net income daily and pays distributions monthly. The cutoff time for wire transfer purchases to receive same day dividends is 4:00 p.m. Eastern time for ICT Treasury Fund. Treasury Investment Fund and Treasury Institutional Fund have cutoff times of 12:00 p.m. Eastern time and 2:00 p.m. Eastern time, respectively, to receive same day dividends. The cut-off time for ICT Treasury Fund will apply following the mergers.

9.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. There is no material difference between the procedures for purchasing, redeeming and exchanging shares of each Fund.

Orders received by each Fund are effected only on days when the New York Stock Exchange (“NYSE”) is open for trading. The shares of each Fund are purchased and redeemed at the Net Asset Value (“NAV”) of the Fund’s shares next determined after an order in proper form is received. You can place an order to buy or sell shares at any time. For Treasury Institutional Fund, in order to receive a same day wire of redemption proceeds, shareholders must submit their redemption requests by 2:00 p.m. Eastern time. For Treasury Investment Fund, in order to receive a same day wire of redemption proceeds, shareholders must submit their redemption requests by 12:00 p.m. Eastern time. For ICT Treasury Fund, in order to receive a same day wire of redemption proceeds, shareholders must submit their redemption requests by 4:00 p.m. Eastern time. The cut-off time for ICT Treasury Fund will apply following the mergers. The NAV of each Fund is calculated by dividing the value of total assets of the Fund, minus all liabilities, by the total number of outstanding shares. Each Fund seeks to maintain a stable $1.00 share price.

For more information on each Fund’s purchase, redemption and exchange policies, see the applicable Fund’s prospectus(es) and SAI(s).

10.	How will I be notified of the outcome of the merger of my Fund?

If shareholders of each Acquired Fund approve the merger of their Fund, you will receive confirmation after the merger of your Fund is completed, indicating your new account number and the number of shares you are receiving, which will be equal to the number of shares you own. Otherwise, you will be notified in the next shareholder report of your Fund.

11.	What percentage of shareholders’ votes is required to approve each merger?

For Treasury Institutional Fund and Treasury Investment Fund, approval of the Agreement will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of (1) 67% of the voting securities of the Fund present at the Meeting, if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

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Shareholders of Treasury Institutional Fund and Treasury Investment Fund will vote separately on the merger of their Fund into ICT Treasury Fund. If shareholders of either Treasury Institutional Fund or Treasury Investment Fund do not approve the merger of their Fund, then each Fund will continue to invest all of its investable assets in the Master Portfolio in accordance with its current investment objective and policies, and the Trustees of each Fund may consider such alternatives as may be in the best interests of their Fund.

The Trustees overseeing your Fund believe that the proposed merger of your Fund is in the best interests of the Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger of their Fund.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of ICT Treasury Fund, and how do they compare with those of my Fund?

Investment Strategies.    The investment objective, policies and restrictions for each Fund and the Master Portfolio (in which Treasury Investment Fund and Treasury Institutional Fund both invest all of their investable assets) are substantially similar. Treasury Institutional Fund and Treasury Investment Fund each seek to provide current income consistent with liquidity and the preservation of capital. Treasury Institutional Fund and Treasury Investment Fund each seek to achieve their investment objective by investing all of their investable assets in the Master Portfolio, which seeks to provide a high level of current income consistent with liquidity and the preservation of capital. ICT Treasury Fund seeks to provide maximum current income consistent with the stability of capital. Each Fund and the Master Portfolio seeks to maintain a stable net asset value of $1.00 pursuant to Rule 2a-7 under the 1940 Act.

ICT Treasury Fund and the Master Portfolio each pursues its objective by investing in U.S. Treasury obligations, either directly or through repurchase agreements. ICT Treasury Fund invests in U.S. Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the U.S. Treasury. The Master Portfolio invests in debt obligations of the U.S. Treasury or obligations guaranteed by the U.S. Treasury or repurchase agreements collateralized by U.S. Treasury debt obligations or U.S. Treasury guaranteed debt obligations. In a repurchase agreement, a fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price. Each of ICT Treasury Fund and the Master Portfolio also may invest up to 10% of its total assets in other money market mutual funds.

ICT Treasury Fund and the Master Portfolio each maintains a dollar-weighted average maturity of 90 days or less. Securities in which ICT Treasury Fund and the Master Portfolio invest are denominated in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase or features that reduce their maturities to 397 days or less at the time of purchase. Although the U.S. Government guarantees the timely payment of interest and principal, it does not guarantee the market value of its debt obligations, which may change in response to changes in interest rates. ICT Treasury Fund and the Master Portfolio are managed in accordance

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with Rule 2a-7 under the 1940 Act. While the advisor gives priority to earning income and maintaining the value of principal at $1.00 per share, all money market instruments, including U.S. government obligations, can change in value when interest rates change.

Working in consultation with a credit team, the portfolio managers of each of ICT Treasury Fund and the Master Portfolio screen potential securities and develop a list of those that ICT Treasury Fund and the Master Portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust ICT Treasury Fund’s and the Master Portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

DeAM believes that ICT Treasury Fund will provide a substantially similar investment opportunity for shareholders of Treasury Institutional Fund and Treasury Investment Fund.

For a more detailed description of the investment techniques used by each Fund and the Master Portfolio, please see the applicable Fund’s Prospectus and SAI.

Primary Risks.    As with any investment, you may lose money by investing in ICT Treasury Fund. There are several risk factors summarized below that could reduce the yield from ICT Treasury Fund or make it perform less well than other investments. The risks of an investment in ICT Treasury Fund are substantially similar to the risks of an investment in your current Fund. More detailed descriptions of the risks associated with an investment in ICT Treasury Fund can be found in the current prospectuses and statements of additional information of ICT Treasury Fund.

Interest Rate Risk.    Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, ICT Treasury Fund limits the dollar-weighted average maturity of the securities held by the Fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of ICT Treasury Fund’s high credit standards, its yield may be lower than the yields of money funds that do not invest primarily in U.S. Government and agency securities.

Market Risk.    Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk.    While ICT Treasury Fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which ICT Treasury Fund invests will not perform as expected. This could cause ICT Treasury Fund’s returns to lag behind those of similar money market funds.

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Repurchase Agreement Risk.    A repurchase agreement exposes ICT Treasury Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

ICT Treasury Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. ICT Treasury Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

As with an investment in Treasury Institutional Fund and Treasury Investment Fund, an investment in ICT Treasury Fund is not insured or guaranteed by the FDIC or any other government agency. Although ICT Treasury Fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in ICT Treasury Fund.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of ICT Institutional Class Shares, Treasury Investment Fund shares and Treasury Institutional Fund shares. The table following the charts compares each Fund’s performance. The performance figures shown for ICT Treasury Fund are for the existing ICT Institutional Class Shares only. The newly created ICT Investment Class Shares of ICT Treasury Fund (created to facilitate the mergers) would be expected to have substantially similar gross annual returns (before the effect of expenses) as the existing ICT Institutional Class Shares of the Fund, as both share classes will be invested in the same portfolio of securities, and the returns of both classes net of expenses would be expected to differ primarily due to the different expenses of the classes. Of course, a Fund’s past performance is not necessarily an indication of future performance.

Calendar Year Total Returns (%)

ICT Treasury Fund—ICT Institutional Class Shares

For the periods included in the bar chart:

Best Quarter: 1.57%, Q3 2000                Worst Quarter: 0.19%, Q1 2004

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Treasury Investment Fund

For the periods included in the bar chart:

Best Quarter: 1.45%, Q4 2000                Worst Quarter: 0.07%, Q3 2003

Treasury Institutional Fund

For the periods included in the bar chart:

Best Quarter: 1.58%, Q4 2000                Worst Quarter: 0.20%, Q3 2003

Average Annual Total Returns

(for periods ended December 31, 2006)

	Past 1 year	Past 5 years	Past 10 years
ICT Treasury Fund
ICT Institutional Class Shares	4.80%	2.25%	3.63%

Treasury Investment Fund	4.29	1.74	3.15

Treasury Institutional Fund	4.79	2.26	3.66

As of December 31, 2006, the 7-day yield of ICT Treasury Fund was 4.93% for ICT Institutional Class Shares, the 7-day yield of Treasury Investment Fund was 4.45%, and the 7-day yield of Treasury Institutional Fund was 4.95%. The 7-day yield, which is often referred to as the “current yield,” is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume a fund generates the same income every week for a year. The “total return” of a fund is

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the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of a fund over a given period.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information or to learn the current 7-day yield of each Fund, call your financial advisor or the corresponding Fund at 1-800-621-1048 with respect to ICT Treasury Fund and 1-800-730-1313 with respect to Treasury Investment Fund and Treasury Institutional Fund or visit the Funds’ website at www.dws-scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisors and Portfolio Managers.    DeIM is the investment advisor for ICT Treasury Fund. Until December 31, 2006, Deutsche Asset Management, Inc. (“DeAM, Inc.”) was the investment advisor for the Master Portfolio, in which Treasury Institutional Fund and Treasury Investment Fund both invest all of their investable assets. On December 31, 2006, DeAM, Inc. merged into DeIM and DeIM became the investment advisor for the Master Portfolio. Under the supervision of the Trustees of ICT Treasury Fund and the Master Portfolio, respectively, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes investment decisions for ICT Treasury Fund and the Master Portfolio, respectively, buys and sells securities for ICT Treasury Fund and the Master Portfolio, respectively, and conducts research that leads to these purchase and sale decisions. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is an indirect wholly-owned subsidiary of Deutsche Bank AG and part of DeAM. DeAM is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of each Fund. These investment professionals have a broad range of experience in managing money market funds.

Distribution and Service Fees.    Pursuant to separate but substantially identical underwriting agreements, DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for shares of each Fund and acts as agent of each Fund in the continuous sale of its shares.

ICT Treasury Fund has adopted a distribution and service plan on behalf of ICT Investment Class Shares in accordance with Rule 12b-1 under the 1940 Act. Plans under Rule 12b-1 allow a fund to pay distribution and/or service fees for the sale and distribution of its shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

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For its services under a Distribution Agreement with ICT Treasury Fund, DWS-SDI will receive a fee from ICT Treasury Fund under its Rule 12b-1 plan, payable monthly, at the annual rate of 0.25% of average daily net assets of the Fund attributable to its ICT Investment Class Shares. This fee will be accrued daily as an expense of ICT Investment Class Shares.

In addition to the Rule 12b-1 plan, ICT Treasury Fund has adopted a shareholder service plan for ICT Investment Class Shares. Under the terms of the shareholder service plan, ICT Treasury Fund will pay DWS-SDI an annual service fee of 0.07% of ICT Investment Class Shares’ average daily net assets. DWS-SDI will use the service fee to pay third parties for services for which they are not otherwise being compensated under the Rule 12b-1 plan.

Trustees and Officers.    The Trustees overseeing ICT Treasury Fund are different from the Trustees that oversee Treasury Investment Fund and Treasury Institutional Fund. As more fully described in the SAI for ICT Treasury Fund, which is available upon request, the following individuals comprise the Board of Trustees of Investors Cash Trust, of which ICT Treasury Fund is a series: Shirley D. Peterson (Chair), John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton and Robert H. Wadsworth. In addition, the officers of ICT Treasury Fund are different from those of Treasury Investment Fund. The Officers of ICT Treasury Fund are Michael G. Clark, President, Philip J. Collora, Vice President and Assistant Secretary, Paul H. Schubert, Chief Financial Officer and Treasurer, John Millette, Secretary, Patricia DeFilippis, Assistant Secretary, Elisa D. Metzger, Assistant Secretary, Caroline Pearson, Assistant Secretary, Kathleen Sullivan D’Eramo, Assistant Treasurer, John Robbins, Anti-Money Laundering Compliance Officer and Robert Kloby, Chief Compliance Officer.

Independent Registered Public Accounting Firm.    PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as independent registered public accounting firm for each of Treasury Investment Fund and Treasury Institutional Fund. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent registered public accounting firm for ICT Treasury Fund. Ernst & Young LLP audits and reports on ICT Treasury Fund’s annual financial statements, reviews certain regulatory reports and ICT Treasury Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by ICT Treasury Fund.

Charter Documents.    ICT Treasury Fund is a series of Investors Cash Trust, a Massachusetts business trust governed by Massachusetts law. Treasury Investment Fund is a series of DWS Advisor Funds, a Massachusetts business trust governed by Massachusetts law. Treasury Institutional Fund is a series of DWS Institutional Funds, a Massachusetts business trust governed by Massachusetts law. ICT Treasury Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated March 9, 1990, as amended from time to time. Treasury Investment Fund and Treasury Institutional Fund are governed by separate Amended and Restated Agreements and Declarations of Trust, each dated June 27, 2006. Each Fund’s Declaration of Trust is referred to herein as a “Charter Document” and collectively as the “Charter Documents.” The Charter Documents for Treasury Investment Fund and Treasury Institutional Fund are identical to one another. The Charter Document for ICT Treasury Fund is similar but not identical to the Charter Documents for Treasury Investment Fund

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and Treasury Institutional Fund, and therefore shareholders of ICT Treasury Fund may have different rights. Additional information about each Fund’s Charter Document is summarized below.

Charter Document of ICT Treasury Fund

Shares.    Under the Fund’s Charter Document, shares of each Fund do not entitle the holder thereof to any conversion, exchange, preemption or appraisal rights. Shares of the Fund do entitle the holder to any dividends or distributions declared by the Trustees of the Fund, and if the Fund were liquidated, shareholders of the Fund would receive a proportionate share of the net assets of the Fund. The Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights.    The Charter Document of the Fund does not require that annual meetings of shareholders be held, but meetings of the shareholders shall be called for the purpose of electing Trustees when required by the Charter Document or to comply with the 1940 Act. The Trustees or such other person or persons as may be specified in the By-Laws of each Fund may call a shareholder meeting if requested in writing by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. Shares of the Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the Fund or class thereof on matters affecting the Fund or class only, as determined by the Trustees, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Any Trustee of the Fund may be removed by vote or written consent of fifty percent (50%) of the votes entitled to be cast on the matter. Trustee vacancies may be filled by a majority of the Trustees then in office through written appointment, unless a shareholder vote is required by the 1940 Act. Shares of the Fund have noncumulative voting rights with respect to the election of Trustees. The Fund (or any class) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of fifty percent (50%) of the shares of the Fund (or class) outstanding and entitled to vote. Sale, conveyance, or transfer of any assets of the Fund to another trust, partnership, association or corporation organized under the laws of any state of the United States requires the affirmative vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter. Quorum for a shareholder meeting of the Fund is the presence in person or by proxy of 30% of the shares entitled to vote.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Charter Document governing the Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund. Moreover, the Fund’s Charter Document provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

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Amendment of Charter Document.    The Charter Document of the Fund may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of shareholders holding more than fifty percent (50%) of the shares of each series entitled to vote. The Charter Document may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Internal Revenue Code of 1986, as amended.

Charter Documents of Treasury Investment Fund and Treasury Institutional Fund

Shares.    Under each Fund’s Charter Document, shares of each Fund do not entitle the holder thereof to any conversion, exchange, preemption or appraisal rights. Shares of each Fund do entitle the holder to any dividends or distributions declared by the Trustees of the Fund, and if a Fund were liquidated, shareholders of that Fund would receive a proportionate share of the net assets of the Fund. Each Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights.    The Charter Document of each Fund does not require that annual meetings of shareholders be held, but meetings of the shareholders may be called for the purpose of acting on any matter for which a vote is required by the Charter Document or the 1940 Act, or any other matter deemed by the Trustees to be necessary or desirable. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class thereof on matters affecting the Fund or class only, as determined by the Trustees, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for a Fund would be voted upon by shareholders of all classes of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class of the Fund. Any trustee of each Fund may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of such Fund. Trustee vacancies may be filled by the affirmative vote or consent of a majority of the trustees then in office, unless a shareholder vote is required by the 1940 Act. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees. Each Fund (or any class of a Fund) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of the Fund (or class thereof) outstanding and entitled to vote. Sale, conveyance, or transfer of any assets of each Fund to another trust, partnership, association or corporation organized under the laws of any state of the United States requires the affirmative vote of a 1940 Act Majority (as defined on page 10) of such Fund. Quorum for a shareholder meeting of each Fund is the presence in person or by proxy of the shareholders entitled to vote at least 30% of the shares of such Fund entitled to vote. However, a 1940 Act Majority is still required for approval of a Fund’s merger.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Charter Document governing each Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund. Moreover, each Fund’s Charter Document provides for

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indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and, provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

Amendment of Charter Document.    The Charter Document governing each Fund may be amended by the vote of a majority of the shares of the applicable Trust outstanding and entitled to vote. Any amendment which would change any rights with respect to any shares of each Trust or Fund by reducing the amount payable thereon upon liquidation of the Trust or Fund or by diminishing or eliminating any voting rights pertaining thereto, requires the vote or consent of the holders of two-thirds of the shares of the Trust or Fund outstanding and entitled to vote. The Charter Document governing each Fund may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Charter Document to the requirements of applicable federal or state laws or regulations or the requirements of the Internal Revenue Code of 1986, as amended, or to change the name of the Trust or if they determine that such a change does not materially adversely affect the rights of shareholders.

The foregoing is a general summary of certain provisions of the Charter Documents governing Investors Cash Trust, of which ICT Treasury Fund is a series, DWS Advisor Funds, of which Treasury Investment Fund is a series, and DWS Institutional Funds, of which Treasury Institutional Fund is a series, and is not a complete description of provisions contained in those Charter Documents. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGERS

General.    The shareholders of each Acquired Fund are being asked to approve a merger between their Fund and ICT Treasury Fund pursuant to separate Agreements and Plans of Reorganization between each Acquired Fund and ICT Treasury Fund (the “Agreements”). The form of the Agreements is attached to this Prospectus/Proxy Statement as Exhibit A.

Each merger is structured as a transfer of all of the assets of the Acquired Fund (which consist primarily of its interest in the Master Portfolio) to ICT Treasury Fund in exchange for the assumption by ICT Treasury Fund of all liabilities of the Acquired Fund and for the issuance and delivery to the Acquired Fund of Merger Shares equal in number to the outstanding shares of the Acquired Fund as of the Valuation Time (as defined below on page 22). After receipt of the Merger Shares, each Acquired Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of such Acquired Fund, and the legal existence of each Acquired Fund will be terminated. Each shareholder of each Acquired Fund will receive Merger Shares equal in number to the shareholder’s Acquired Fund shares owned at the Valuation Time (as defined below on page 22). Because the Acquired Funds own all the outstanding shares of the Master Portfolio, ICT Treasury Fund will be the sole shareholder of the Master Portfolio after the mergers. Immediately following the transfer of all the assets of the Acquired Funds to ICT Treasury Fund, ICT Treasury Fund

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will withdraw its investment in the Master Portfolio and the Master Portfolio will dissolve and deliver its assets in kind to ICT Treasury Fund.

Treasury Institutional Fund, Treasury Investment Fund and ICT Treasury Fund have substantially similar investment objectives, policies, restrictions and strategies. Because Treasury Institutional Fund and Treasury Investment Fund invest all their investable assets in the Master Portfolio, which has a similar portfolio to ICT Treasury Fund, the Master Portfolio does not expect to dispose of securities prior to the mergers, except in the ordinary course. DeIM has represented that as of January 30, 2007, the Master Portfolio did not have any investments that were inconsistent with the current investment objective, policies, restrictions and strategies of ICT Treasury Fund.

The Board Members of your Fund have voted unanimously to approve the Agreement for your Fund and the proposed merger and to recommend that shareholders also approve the merger. With respect to each merger, the actions contemplated by the Agreements and the related matters described therein will be consummated only if approved by the affirmative vote of a 1940 Act Majority for each Fund, respectively.

Shareholders of Treasury Institutional Fund and Treasury Investment Fund will vote separately on the merger of their Fund into ICT Treasury Fund; however, the mergers of each of Treasury Investment Fund and Treasury Institutional Fund are contingent upon one another. If shareholders of either Treasury Institutional Fund or Treasury Investment Fund do not approve the merger of their Fund, then each Fund will continue to invest all of its investable assets in the Master Portfolio in accordance with its current investment objective and policies, and the Trustees of each Fund may consider such alternatives as may be in the best interests of their Fund.

Background and Trustees’ Considerations Relating to the Agreement.    DeAM first discussed the mergers with the Trustees as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that the program is intended to streamline DeAM’s money market fund business to meet the needs of shareholders and prospects going forward while maximizing internal operational and economic efficiencies. Additionally, DeAM advised the Trustees that the program is intended to eliminate product redundancies, and create the possibility for larger, higher yielding funds with potentially lower expenses.

The Trustees conducted a thorough review of the potential implications of the merger. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the mergers, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial information.

On January 17, 2007, the Trustees of Treasury Investment Fund and Treasury Institutional Fund, including those Trustees who are not “interested persons” (as defined by the 1940 Act) (“Independent Trustees”), approved the terms of the merger. They have also recommended that the mergers be approved by shareholders.

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In determining whether to recommend that shareholders of each of Treasury Investment Fund and Treasury Institutional Fund approve the mergers, the Trustees considered the following factors, among others:

•	The mergers of Treasury Investment Fund and Treasury Institutional Fund into ICT Treasury Fund are contingent upon one another;

•	The compatibility of Treasury Investment Fund’s and Treasury Institutional Fund’s and ICT Treasury Fund’s investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of Treasury Investment Fund and Treasury Institutional Fund to pursue similar investment goals in a larger fund;

•	The limited impact of the transaction on the deviation between each of Treasury Investment Fund’s and Treasury Institutional Fund’s current market price net asset value per share and $1.00;

•	The fees and operating expense ratios of Treasury Investment Fund and Treasury Institutional Fund and ICT Treasury Fund, including comparisons between the expenses of Treasury Investment Fund and Treasury Institutional Fund and the estimated operating expense ratios of the combined fund, and in particular noted that the total net operating expense ratio of the applicable class of the combined fund was anticipated to be equal to the current net operating expense ratio of each of Treasury Investment Fund and Treasury Institutional Fund;

•	DeIM has agreed to cap the total operating expense ratio of the applicable class of the combined fund at a level equal to the current total net operating expense ratio of each of Treasury Investment Fund and Treasury Institutional Fund for at least three years following the merger;

•	DeAM agreed to pay all costs associated with the mergers;

•	The mergers would not result in the dilution of shareholder interests and that the terms and conditions are fair and reasonable and consistent with industry practice;

•	Services available to shareholders of ICT Treasury Fund are substantially similar on a class-level basis;

•	Prospects for the combined fund to attract additional assets;

•	The federal income tax consequences of the mergers on each of Treasury Investment Fund, Treasury Institutional Fund and their shareholders, as well as historical and pro forma attributes of Treasury Investment Fund and Treasury Institutional Fund, and the effect of the mergers on certain losses of each of Treasury Investment Fund and Treasury Institutional Fund;

•	The investment performance of Treasury Investment Fund and Treasury Institutional Fund and ICT Treasury Fund; and

•	DeIM has agreed to indemnify ICT Treasury Fund against certain liabilities ICT Treasury Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in ICT Treasury Fund (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

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The Trustees of each of Treasury Investment Fund and Treasury Institutional Fund concluded with respect to the proposed merger of each of Treasury Investment Fund and Treasury Institutional Fund into ICT Treasury Fund that: (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund would not be diluted as a result of the merger. Accordingly, the Trustees of Treasury Investment Fund unanimously recommend that shareholders approve the Agreement and the merger as contemplated thereby.

Agreements and Plans of Reorganization.    The proposed mergers will be governed by the Agreements, the form of which is attached as Exhibit A. Each Agreement provides that ICT Treasury Fund will acquire all of the assets of the Acquired Fund (which consist primarily of its interest in the Master Portfolio) solely in exchange for the assumption by ICT Treasury Fund of all liabilities of the Acquired Fund and for the issuance of Merger Shares equal in number to the shares of the Acquired Fund outstanding as of the Valuation Time. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ assets and liabilities are valued for the merger (4:00 p.m. Eastern time, on May 18, 2007, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement.

Each Acquired Fund will transfer all of its assets (which consist primarily of its interest in the Master Portfolio) to ICT Treasury Fund, and in exchange, ICT Treasury Fund will assume all liabilities of the Acquired Funds and deliver to each Acquired Fund Merger Shares equal in number to the shares of the Acquired Fund outstanding as of the Valuation Time. Immediately following the transfer of assets on the Exchange Date, each Acquired Fund will distribute pro rata to its shareholders of record as of the Valuation Time the Merger Shares received by the Acquired Fund, as follows: (1) shareholders of Treasury Investment Fund will receive ICT Investment Class Shares, and (2) shareholders of Treasury Institutional Fund will receive ICT Institutional Class Shares. As a result of each merger, each shareholder of an Acquired Fund will receive Merger Shares of the class indicated above equal in number to the Acquired Fund shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of ICT Treasury Fund in the name of such Acquired Fund shareholders, each account representing the respective number of Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

After the transfer of all the assets of the Acquired Funds to ICT Treasury Fund, ICT Treasury Fund will be the sole shareholder of the Master Portfolio. On the Exchange Date, ICT Treasury Fund will withdraw its entire investment from the Master Portfolio and the Master Portfolio will dissolve and distribute all its assets in kind to ICT Treasury Fund.

The Trustees of each Fund have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreements, and the Trustees of each Fund have determined that the proposed merger of their Fund is in the Fund’s best interests.

The consummation of each merger is subject to the conditions set forth in the Agreements. An Agreement may be terminated and a merger abandoned (i) by mutual

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consent of the parties, (ii) by any party to the Agreement if the merger shall not be consummated by July 23, 2007, (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, or (iv) if the net asset value per share of either party to the Agreement calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and any other expenses incurred in connection with the Agreement and the multi-step transaction contemplated thereby, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to the shareholders of Treasury Institutional Fund and Treasury Investment Fund in accordance with the Agreements as described above. The Merger Shares represent one new share class of ICT Treasury Fund, ICT Investment Class Shares, which is being created to facilitate the mergers, and one existing share class of ICT Treasury Fund, ICT Institutional Class Shares. The Merger Shares have substantially the same characteristics as your shares of Treasury Institutional Fund or Treasury Investment Fund that will be surrendered as part of the mergers. Your Merger Shares will be treated as having been purchased on the date you purchased your surrendered shares of Treasury Institutional Fund or Treasury Investment Fund and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the ICT Treasury Fund Prospectuses, copies of which were mailed with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	the acquisition by ICT Treasury Fund of all of the assets of each Acquired Fund solely in exchange for Merger Shares and the assumption by ICT Treasury Fund of all of the liabilities of each Acquired Fund, followed by the distribution by such Acquired Fund to its shareholders of Merger Shares in complete liquidation of such Acquired Fund, all pursuant to the Agreements, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Funds and ICT Treasury Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	under Section 361 of the Code, each Acquired Fund will not recognize gain or loss upon the transfer of its assets to ICT Treasury Fund in exchange for Merger Shares and the assumption of each Acquired Fund’s liabilities by ICT Treasury Fund, and such Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of such Acquired Fund.

•	under Section 354 of the Code, shareholders of each Acquired Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for such Acquired Fund shares.

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•	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of the Acquired Funds will be the same as the aggregate basis of the Acquired Fund shares exchanged therefore.

•	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Acquired Fund shareholder will include the holding period of such Acquired Fund shares exchanged therefore, provided that such Acquired Fund shareholder held such Acquired Fund shares at the time of the reorganization as a capital asset.

•	under Section 1032 of the Code, ICT Treasury Fund will not recognize gain or loss upon the receipt of assets of the Acquired Funds in exchange for Merger Shares and the assumption by ICT Treasury Fund of all of the liabilities of the Acquired Funds.

•	under Section 362(b) of the Code, the basis of the assets of each Acquired Fund transferred to ICT Treasury Fund in the reorganization will be the same in the hands of ICT Treasury Fund as the basis of such assets in the hands of each Acquired Fund immediately prior to the transfer.

•	under Section 1223(2) of the Code, the holding periods of the assets of each Acquired Fund transferred to ICT Treasury Fund in the reorganization in the hands of ICT Treasury Fund will include the periods during which such assets were held by each Acquired Fund.

•	ICT Treasury Fund will succeed to and take into account the items of the Acquired Funds described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Each Fund intends to declare dividends daily and distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains after utilization of capital loss carryforwards, if any, monthly. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by an Acquired Fund’s shareholders, such Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards, if any) immediately prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders may wish to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Capitalization.    The following table sets forth the capitalization of each Fund as of September 30, 2006, and of ICT Treasury Fund on a pro forma combined basis, giving effect to the proposed mergers as of that date.(1)

	ICT Treasury Fund	Treasury Institutional Fund	Treasury Investment Fund	Pro Forma Adjustments	ICT Treasury Fund Pro Forma Combined (assuming consummation of both mergers)
Net Assets
Institutional Class	$3,335,955	$735,421,203	$—	$—	$738,757,158
Investment Class	$—	$—	$111,746,490	$—	$111,746,490
ICT Premier Money Market Shares	$65,548,699	$—	$—	$—	$65,548,699

Total Net Assets	$68,884,654	$735,421,203	$111,746,490	$—	$916,052,347

Shares Outstanding
Institutional Class	3,335,548	735,463,539	—	—	738,799,087
Investment Class	—	—	111,756,876	—	111,756,876
ICT Premier Money Market Shares	65,564,849	—	—	—	65,564,849
Net Asset Value per Share
Institutional Class	$1.00	$1.00	$—	$—	$1.00
Investment Class	$—	$—	$1.00	$—	$1.00
Class AARP Shares	$—	$—	$—	$—	$—
Class S	$—	$—	$—	$—	$—
ICT Premier Money Market Shares	$1.00	$—	$—	$—	$1.00

(1)	Assumes the mergers had been consummated on September 30, 2006, and is for information purposes only. No assurance can be given as to how many shares of ICT Treasury Fund will be received by the shareholders of Treasury Investment Fund or Treasury Institutional Fund on the date the mergers take place, and the foregoing should not be relied upon to reflect the number of shares of ICT Treasury Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of ICT Treasury Fund as of September 30, 2006, and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreements provide that ICT Treasury Fund will be the surviving Fund following the mergers and because ICT Treasury Fund’s investment objective, policies, restrictions and strategies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of each Acquired Fund to ICT Treasury Fund as contemplated by the Agreements.

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V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is being furnished in connection with the proposed mergers of (a) Treasury Institutional Fund into ICT Treasury Fund and (b) Treasury Investment Fund into ICT Treasury Fund, and the solicitation of proxies by and on behalf of the Trustees of DWS Institutional Funds and DWS Advisor Funds, respectively, for use at the Joint Special Meeting of Shareholders of Treasury Institutional Fund and Treasury Investment Fund. The Meeting is to be held on April 18, 2007, at 4:00 p.m. Eastern time at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of a Joint Special Meeting of Shareholders, this combined Prospectus/Proxy Statement and the enclosed proxy card(s) are being mailed to shareholders on or about [            ], 2007.

As of January 18, 2007, Treasury Investment Fund had the following shares outstanding:

Number of Shares
112,958,188.81

As of January 18, 2007, Treasury Institutional Fund had the following shares outstanding:

Number of Shares
685,494,686.46

Only shareholders of record of each Fund on January 18, 2007 will be entitled to notice of and to vote at the Meeting. With respect to each proposal, each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of DWS Institutional Funds and DWS Advisor Funds know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

Required Vote.    Proxies are being solicited from Treasury Investment Fund’s and Treasury Institutional Fund’s shareholders by the Trustees of DWS Advisor Funds and DWS Institutional Funds, respectively. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the applicable Agreement. With respect to each proposal, the transactions contemplated by the Agreements will be consummated only if approved by the affirmative vote of a 1940 Act Majority of each Fund. Shareholders of Treasury Institutional Fund and Treasury Investment Fund will vote separately on the merger of their Fund into ICT Treasury Fund; however, the mergers of each of Treasury Investment Fund and Treasury Institutional Fund are contingent upon one another. If shareholders of either Treasury Institutional Fund or Treasury Investment Fund do not approve the merger of their Fund, then each Fund will continue to invest all of its investable assets in the Master Portfolio in accordance with its current investment objective and policies, and the Trustees of each Fund may consider such alternatives as may be in the best interests of their Fund.

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Record Date, Quorum and Method of Tabulation.    Shareholders of record of Treasury Investment Fund and Treasury Institutional Fund at the close of business on January 18, 2007 (the “Record Date”) will be entitled to notice of and to vote with respect to the proposal at the Meeting or any adjournment thereof. For Treasury Investment Fund and Treasury Institutional Fund, the holders of 30% of the shares of each Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum with respect to each Fund for the Meeting. However, a 1940 Act Majority will be required for each Fund’s Merger.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Treasury Investment Fund and Treasury Institutional Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    As of January 18, 2007, the officers and Trustees of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund. To the best of the knowledge of Treasury Investment Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of Treasury Investment Fund as of such date:

Shareholder Name and Address	Percentage Owned
Knotfloat & Co. c/o State Street Bank Boston, MA 02206-5496	46.51%

Vendee Mortgage Trust 1992-1 Santa Ana, CA 92705-4934	22.40%

Global Landfill Trust c/o Deutsche Bank Trust Company Americas New York, NY 10005-2836	7.41%

To the best of the knowledge of Treasury Institutional Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of Treasury Institutional Fund as of January 18, 2007:

Shareholder Name and Address	Percentage Owned
Knotfloat & Co. c/o State Street Bank Boston, MA 02206-5496	45.10%

DB Alex Brown/Pershing Jersey City, NJ 07399-0001	7.76%

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To the best of the knowledge of ICT Treasury Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of ICT Treasury Fund as of January 18, 2007:

Class	Shareholder Name and Address	Percentage Owned
Institutional Shares	Special Value Expansion Fund, LLC Santa Monica, CA 90405-2993	23.42%

Institutional Shares	Special Value Opportunities FD, LLC Santa Monica, CA 90405-2993	14.65%

Institutional Shares	Special Value Expansion Fund, LLC Santa Monica, CA 90405-2993	12.34%

Institutional Shares	Special Value Opportunities FD, LLC Santa Monica, CA 90405-2993	9.85%

Institutional Shares	Special Value Opportunities FD, LLC Santa Monica, CA 90405-2993	9.45%

Institutional Shares	Laurens County Health Care SYS c/o Eagle Asset Management Attn: Marilyn Sweebee St. Petersburg, FL 33716-1102	7.18%

Institutional Shares	Special Value Opportunities FD, LLC Santa Monica, CA 90405-2993	5.21%

Premier Money Market Shares	Pension Financial Services Dallas, TX 75201-4609	52.87%

Premier Money Market Shares	LPL Financial Services San Diego, CA 92121-1968	21.61%

Premier Money Market Shares	Emmett Larkin Company, Inc. San Francisco, CA 94104-3902	13.56%

Premier Money Market Shares	Smith Moore & Company Clayton, MO 63105-1931	11.96%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Treasury Investment Fund and Treasury Institutional Fund, officers and employees of DeAM and DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Agreement.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,487 and $985 for Treasury Investment Fund and Treasury Institutional Fund, respectively. As the Meeting date approaches, certain shareholders of Treasury Investment Fund and Treasury Institutional Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies

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may be obtained by telephonic or electronically transmitted instructions from shareholders of Treasury Institutional Fund and Treasury Investment Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card(s) for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at (866) 774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Treasury Institutional Fund and Treasury Investment Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Treasury Investment Fund or Treasury Institutional Fund at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated proxy that is received by Treasury Investment Fund or Treasury Institutional Fund at or prior to the Meeting or (iii) by attending the Meeting and voting

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in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned without notice with respect to the proposal to be considered at the meeting to a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Trustees may postpone the meeting of shareholders prior to the meeting with notice to the shareholders entitled to vote at the meeting.

VI. REGULATORY AND LITIGATION MATTERS

Market timing related regulatory and litigation matters

On December 21, 2006, DeAM settled proceedings with the Securities and Exchange Commission (“SEC”) and the New York Attorney General on behalf of DeAM, Inc. and DeIM the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

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Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ web site contain additional disclosure and/ or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

Other Regulatory Matters.    On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which DeIM, DeAM, Inc. and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based

31

upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of                 , 2007, by and among Investors Cash Trust (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Treasury Portfolio (the “Acquiring Fund”), a separate series of the Acquiring Trust; [DWS Advisor Funds]/[DWS Institutional Funds] (the “Acquired Trust”), a Massachusetts business trust, on behalf of [Treasury Money Fund Investment]/[Treasury Money Fund Institutional], a separate series of the Acquired Trust (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illinois 60606 and the principal place of business of the Acquired Trust is 345 Park Avenue, New York, New York 10154.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for [Investment Class]/[Institutional Class] voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares equal in number to shares of the Acquired Fund outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable to the Trustees of the Acquired Trust. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date as defined in section 3.1.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The number of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal in number to the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, and therefore share certificates representing interests in shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.2. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures adopted by the Acquiring Trust’s Board of Trustees copies of which have been delivered to the Acquired Fund.

2.2  Acquired Fund Shareholders shall be entitled to receive, with respect to each full and fractional share of the Acquired Fund held by such shareholder, a full and fractional Acquiring Fund Share.

2.3  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of Rule 2a-7 of the 1940 Act and shall be subject to confirmation by such Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be May 21, 2007, or such later date as the parties may agree in writing (the “Closing Date”). Subject to the provisions of Section 8.6 hereof, all acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Investment Service Company (“DWS-SISC”), as transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of either party to this Agreement, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation payable to the Trustees of the Acquired Trust.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2005, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended March 31, 2006, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since March 31, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for its taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into any shares of the Acquiring Fund;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 3, 2007.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquired Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquired Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is validly existing as a business trust under the laws of The Commonwealth of Massachusetts;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Fund is duly registered as a series of an investment company with the Commission and no stop order suspending the effectiveness of the registration has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Trust shall have entered into an expense cap agreement with DeIM limiting the expenses of [Investment Class shares of the Acquiring Fund to 0.67%]/[Institutional Class shares of the Acquiring Fund to 0.25%], excluding certain other expenses such as extraordinary expenses, taxes, brokerage and interest, for a period of three years commencing on the Closing Date, in a form reasonably satisfactory to the Acquired Fund.

6.6  The Acquiring Fund’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been duly formed and is validly existing as a business trust under the laws of The Commonwealth of Massachusetts;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Fund is registered as a series of an investment company with the Commission and no stop order suspending the effectiveness of the registration has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

7.6  The Acquired Fund’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the

Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund Shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund; and (ix) Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall reasonably request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

8.6 The shareholders of [Treasury Money Fund Investment]/[Treasury Money Fund Institutional], a series of [DWS Advisor Funds]/[DWS Institutional Funds] shall have approved an Agreement and Plan of Reorganization, contemplating the transfer of all the assets of the [Treasury Money Fund Investment]/[Treasury Money Fund Institutional] to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the [Treasury Money Fund Investment]/[Treasury Money Fund Institutional] (the “Other Transaction”) and the conditions precedent and covenants are satisfied as described in such Agreement and Plan of Reorganization referenced in this section 8.6 for the consummation of the Other Transaction. Notwithstanding anything herein to the contrary, the Acquired Fund and the Acquiring Fund may not waive the condition set forth in this section 8.6.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM will bear all the expenses associated with the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before July 23, 2007, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iv) if the net asset value per share of either party calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, [One South Street, Baltimore, Maryland 21202]/[Two International Place, Boston, Massachusetts 02110], with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10017, Attention: Burton M. Leibert, Esq., or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq. or to any other address that the Acquired Trust or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to the Acquiring Trust and the Acquired Trust mean and refer to the Board members of the Acquiring Trust and the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Acquiring Trust and the Acquired Trust conducts its business. It is expressly agreed that the obligations of the Acquiring Trust and the Acquired Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquiring Trust and the Acquired Trust or the Acquiring Fund and the Acquired Fund personally, but bind only the respective property of the Acquiring Fund and the Acquired Fund, as provided in the Acquiring Trust and the Acquired Trust’s Declaration of Trust. Moreover, no series of the Acquiring Trust and the Acquired Trust other than the Acquiring Fund and the Acquired Fund shall be responsible for the obligations of the Acquiring Trust and the Acquired Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund and the Acquired Fund to satisfy the obligations of the Acquiring Trust and the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquiring Trust’s and the Acquired Trust’s Board members, on behalf of the Acquiring Fund and the Acquired Fund, and this Agreement has been signed by authorized officers of the Acquiring Fund and the Acquired Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Acquiring Fund and the Acquired Fund, as provided in the Acquiring Trust’s and the Acquired Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund or the Acquired Fund shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund or the Acquired Fund (the “Obligated Fund”), and in no event shall any other series of the Acquiring Trust and the Acquired Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	[DWS ADVISOR FUNDS, on behalf of Treasury Money Fund Investment]/[DWS INSTITUTIONAL FUNDS, on behalf of Treasury Money Fund Institutional]

John Millette, Secretary	By: Its:

Attest:	INVESTORS CASH TRUST, on behalf of Treasury Portfolio

John Millette, Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

I.	Synopsis	5

II.	Investment Strategies and Risk Factors	11

III.	Other Comparisons Between the Funds	15

IV.	Information about the Proposed Merger	19

V.	Information about Voting and the Shareholder Meeting	26

VI.	Regulatory and Litigation Matters	30

Exhibit A. Form of Agreement and Plan of Reorganization		A-1

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor,

Computershare Fund Services, Inc., at (866) 774-4940.

	DWS ADVISOR FUNDS TREASURY MONEY FUND INVESTMENT	PROXY CARD
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
345 Park Avenue, 27th Floor, New York, New York 10154
280 Oser Avenue	4:00 p.m., Eastern time, on April 18, 2007
Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Joint Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Joint Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-866-241-6192 Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on April 18, 2007

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN

1.      To approve an Agreement and Plan of Reorganization which contemplates the transfer of all the assets of the Treasury Money Fund Investment series of DWS Advisor Funds (“Treasury Investment Fund”) to the Treasury Portfolio series of Investors Cash Trust (“ICT Treasury Fund”), in exchange for shares of ICT Treasury Fund and the assumption by ICT Treasury Fund of all liabilities of Treasury Investment Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Treasury Investment Fund in complete liquidation and termination of Treasury Investment Fund.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

	DWS INSTITUTIONAL FUNDS TREASURY MONEY FUND INSTITUTIONAL	PROXY CARD
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
345 Park Avenue, 27th Floor, New York, New York 10154
280 Oser Avenue	4:00 p.m., Eastern time, on April 18, 2007
Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Joint Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Joint Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	Call 1-866-241-6192 Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on April 18, 2007

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN

1.      To approve an Agreement and Plan of Reorganization which contemplates the transfer of all the assets of the Treasury Money Fund Institutional series of DWS Institutional Funds (“Treasury Institutional Fund”) to the Treasury Portfolio series of Investors Cash Trust (“ICT Treasury Fund”), in exchange for shares of ICT Treasury Fund and the assumption by ICT Treasury Fund of all liabilities of Treasury Institutional Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Treasury Institutional Fund in complete liquidation and termination of Treasury Institutional Fund.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED

FUNDS/PORTFOLIOS:

Cash Account Trust

Government & Agency

Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund

Institutional

Cash Management Fund

Investment

Cash Reserve Fund, Inc.

Prime Series

Tax-Free Series

Treasury Series

Cash Reserves Fund

Institutional

Daily Assets Fund

Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free

    Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities

    Fund

DWS Communications Fund

DWS Conservative

    Allocation Fund

DWS Core Fixed Income

    Fund

DWS Core Plus Allocation

    Fund

DWS Core Plus Income Fund

DWS Disciplined

    Long/Short Growth Fund

DWS Disciplined

    Long/Short Value Fund

DWS Disciplined Market

    Neutral Fund

DWS Dreman Concentrated

    Value Fund

DWS Dreman High Return

    Equity Fund

DWS Dreman Mid Cap Value

    Fund

DWS Dreman Small Cap

    Value Fund

DWS EAFE(R) Equity Index

    Fund

DWS Emerging Markets

    Equity Fund

DWS Emerging Markets

    Fixed IncomeFund

DWS Enhanced S&P 500

    Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global

    Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious

    Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation

    Fund

DWS Growth Plus

    Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus

    Fund

DWS High Yield Tax Free

    Fund

DWS Inflation Protected

    Plus Fund

DWS Intermediate

    Tax/AMT Free Fund

DWS International

    Equity Fund

DWS International Fund

DWS International

    Select Equity Fund

DWS International Value

    Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company

    Growth Fund

DWS Latin America

    Equity Fund

DWS Lifecycle Long

    Range Fund

DWS Managed Municipal

    Bond Fund

DWS Massachusetts

    Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation

    Fund

DWS Money Funds

    DWS Government &

    Agency Money Fund

    DWS Money Market

    Prime Series

    DWS Tax-Exempt Money

    Fund

DWS Money Market Series

DWS New York Tax-Free

    Income Fund

DWS Pacific

    Opportunities Equity

    Fund

DWS RREEF Global Real

    Estate Securities Fund

DWS RREEF Real Estate

    Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Technology Fund

DWS U.S. Bond Index Fund

DWS U.S. Government

    Securities Fund

DWS U.S. Treasury Money

    Fund

DWS Value Builder Fund

Investors Cash Trust

    Government & Agency

    Securities Portfolio

    Treasury Portfolio

Investors Municipal

    Cash Fund

    Investors Florida

        Municipal Cash Fund

    Investors Michigan

        Municipal Cash Fund

    Investors New Jersey

        Municipal Cash Fund

    Investors

        Pennsylvania

        Municipal Cash Fund

    Tax-Exempt New York

        Money Market Fund

Money Market Fund

        Investment

NY Tax Free Money Fund

Tax Free Money Fund

    Investment

Tax-Exempt California

    Money Market Fund

Treasury Money Fund

Treasury Money Fund

    Investment

The following information supplements disclosure under “Market timing related regulatory and litigation matters” in the “Who Manages and Oversees the Fund”section of each fund’s/portfolio’s prospectuses:

Legal proceedings

On December 21, 2006, Deutsche Asset Management (“DeAM”) settled proceedings with the Securities and Exchange Commission (“SEC”) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisors to many of the DWS Scudder funds,

[Logo]DWS

SCUDDER

Deutsche Bank Group

regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ Web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Please Retain This Supplement for Future Reference

December 21, 2006

DMF-3619

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED

FUNDS/PORTFOLIOS :

Cash Account Trust	DWS Global Bond Fund
DWS RREEF Real Estate Securities Fund
Government & Agency Securities Portfolio	DWS Global Opportunities Fund
DWS S&P 500 Index Fund
Money Market Portfolio	DWS Global Thematic Fund
DWS Short Duration Fund
Tax-Exempt Portfolio	DWS GNMA Fund
DWS Short Duration Plus Fund
Cash Management Fund Institutional	DWS Gold & Precious Metals Fund
DWS Short Term Bond Fund
Cash Management Fund Investment	DWS Growth & Income Fund
DWS Short-Term Municipal Bond Fund
Cash Reserve Fund, Inc.	DWS Growth Allocation Fund
DWS Small Cap Core Fund
Prime Series	DWS Growth Plus Allocation Fund
DWS Small Cap Growth Fund
Tax-Free Series	DWS Health Care Fund
DWS Small Cap Value Fund
Treasury Series	DWS High Income Fund
DWS Strategic Income Fund
Cash Reserves Fund Institutional	DWS High Income Plus Fund
DWS Target 2008 Fund
Daily Assets Fund Institutional	DWS High Yield Tax Free Fund
DWS Target 2010 Fund
DWS Balanced Fund	DWS Inflation Protected Plus Fund
DWS Target 2011 Fund
DWS Blue Chip Fund	DWS Intermediate Tax/AMT Free Fund
DWS Target 2012 Fund
DWS California Tax-Free Income Fund	DWS International Equity Fund
DWS Target 2013 Fund
DWS Capital Growth Fund	DWS International Fund
DWS Target 2014 Fund
DWS Cash Investment Trust	DWS International Select Equity Fund
DWS Tax Free Money Fund
DWS Commodity Securities Fund	DWS international Value Opportunities Fund
DWS Technology Fund
DWS Communications Fund
DWS U.S. Bond Index Fund
DWS Conservative Allocation Fund	DWS Japan Equity Fund
DWS U.S. Government Securities Fund
DWS Core Fixed Income Fund	DWS Large Cap Value Fund
DWS U.S. Treasury Money Fund
DWS Core Plus Allocation Fund	DWS Large Company Growth Fund
DWS Value Builder Fund
DWS Core Plus Income Fund	DWS Latin America Equity Fund
Investors Cash Trust
DWS Disciplined Market Neutral Fund	DWS Lifecycle Long Range Fund
Government & Agency Securities
DWS Dreman Concentrated Value Fund	DWS Managed Municipal Bond Fund
Portfolio Treasury Portfolio
DWS Dreman Financial Services Fund	DWS Massachusetts Tax-Free Fund
Investors Municipal Cash Fund
DWS Dreman High Return Equity Fund	DWS Micro Cap Fund
Investors Florida Municipal Cash Fund
DWS Dreman Mid Cap Value Fund	DWS Mid Cap Growth Fund
Investors Michigan Municipal Cash Fund
DWS Dreman Small Cap Value Fund	DWS Moderate Allocation Fund
Investors New Jersey Municipal Cash
DWS EAFE(R) Equity Index Fund	DWS Money Funds
DWS Emerging Markets Equity Fund	DWS Government & Agency Money Fund
Investors Pennsylvania Municipal Cash
DWS Emerging Markets Fixed Income Fund	DWS Money Market Prime Series Fund
DWS Enhanced S&P 500 Index Fund	DWS Tax-Exempt Money Fund
Tax-Exempt New York Money Market Fund
DWS Equity 500 Index Fund	DWS Money Market Series
Money Market Fund Investment
DWS Equity income Fund	DWS New York Tax-Free Income Fund
NY Tax Free Money Fund
DWS Equity Partners Fund	DWS Pacific Opportunities Equity Fund
Tax Free Money Fund Investment
DWS Europe Equity Fund	DWS RREEF Global Real Estate Securities
Tax-Exempt California Money Market Fund	Fund
Treasury Money Fund
Treasury Money Fund Investment

The following information supplements disclosure in the purchase and redemption information section of each fund’s/portfolio’s prospectuses:

The fund’s investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the

[DWS SCUDDER LOGO]
Deutsche Bank Group
October 30, 2006
DMF-3612

fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the SAI as payable to all financial advisors . For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500 ,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this fund or of any particular share class of the fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this fund. Additional information regarding these revenue sharing payments is included in the fund’s SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform “) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

October 30, 2006
DMF-3612

2

SUPPLEMENT TO THE CURRENTLY EFFECTIVE

PROSPECTUS

Investors Cash Trust: Treasury Portfolio, Service Shares

Effective August 15, 2006, the above-referenced portfolio and the existing class of shares will be known as follows:

Current Name	New Name
Investors Cash Trust:	Investors Cash Trust:
Treasury Portfolio, Service Shares	Treasury Portfolio, Institutional Shares

This change does not represent a change in the current investment strategy or policies of the portfolio.

Please Retain This Supplement for Future Reference

August 11, 2006	[Logo]DWS
SCUDDER
Deutsche Bank Group

Investors Cash Trust

Service Shares

PROSPECTUS

August 1, 2006

Treasury Portfolio

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

INVESTORS CASH TRUST

TICKER SYMBOL ICTXX

Treasury Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in short-term US Treasury securities or in repurchase agreements backed by US Treasury securities. The timely payment of principal and interest on these securities is guaranteed by the full faith and credit of the US government. The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments.

While the portfolio’s advisor gives priority to earning income and maintaining the value of the portfolio’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio seeks to achieve its goal of current income by investing only in US Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Portfolio securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.

Principal investments

The portfolio exclusively invests in the following types of investments:

•	US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Income paid on US Treasury securities is usually free from state and local income taxes and, for most portfolio shareholders, the bulk of portfolio distributions will be free from these taxes as well (although not from federal income tax).

3

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio’s high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US Treasury securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This, in turn, could cause the portfolio’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the portfolio.

4

The Portfolio’s Performance History

The bar chart shows how the total returns for the portfolio’s Service Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio’s Service Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2005, the portfolio’s Service Shares’ 7-day yield was 3.69%. To learn the current 7-day yield, investors may call the portfolio’s Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The “total return” of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year- by- year returns of the portfolio over a given period.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA

1996	5.20
1997	5.75
1998	5.21
1999	5.30
2000	6.09
2001	3.74
2002	1.52
2003	0.92
2004	1.10
2005	2.96

2006 total return as of June 30: 2.19%

For the periods included in the bar chart:

Best Quarter: 1.57%, Q3 2000	Worst Quarter: 0.19%, Q1 2004

Average Annual Total Returns as of 12/31/2005

1 Year	5 Years	10 Years
2.96%	2.04%	3.67%

Total returns would have been lower if operating expenses hadn’t been reduced.

For more recent Service Shares performance information, contact the financial advisor from which you obtained this prospectus.

5

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Service Shares of the portfolio. This information doesn’t include any fees that may be charged by your financial advisor.

Fee Table

Shareholder Fees (%) (paid directly from your investment)	None
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
Management Fee	0.15%
Distribution/Service (12b-1) Fee	None
Other Expenses*	0.27
Total Annual Portfolio Operating Expenses	0.42
Fee Waivers/Expense Reimbursements**	0.17
Net Annual Operating Expenses**	0.25

*	Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

**	Through July 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.25%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Example

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this portfolio’s Service Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

1 Year	3 Years	5 Years	10 Years
$26	$118	$218	$513

6

Other Policies and Risks

While the previous pages describe the main points of the portfolio’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the Board could change the portfolio’s investment goal without seeking shareholder approval.

•	The Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s policy of investing exclusively in short-term US Treasury securities or in repurchase agreements backed by these securities.

•	A complete list of the portfolio’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio’s top ten holdings and other information about the portfolio are posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio’s Statement of Additional Information includes a description of the portfolio’s policies and procedures with respect to the disclosure of the portfolio’s portfolio holdings.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio’s permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio’s investment decisions, buys and sells securities for the portfolio, and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management (“DeAM”), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

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DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the portfolio. Below is the actual management fee rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio’s average daily net assets:

Portfolio Name	Fee Paid
Treasury Portfolio	0.05%

The portfolio’s shareholder report for the semiannual period ended September 30, 2005 contains a discussion regarding the basis for the Board of Trustees’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

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With respect to the regulatory matters, DeAM has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

This table is designed to help you understand the portfolio’s financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the last page).

Treasury Portfolio — Service Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.034	.014	.008	.014	.03
Distributions from net investment income	(.034)	(.014)	(.008)	(.014)	(.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)(a)	3.48	1.43	.84	1.41	2.75

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	3		3	10	32	51
Ratio of expenses before expense reductions (%)	.42		.55	.53	.34	.32
Ratio of expenses after expense reductions (%)	.25		.25	.25	.25	.25
Ratio of net investment income (%)	3.55	(b)	1.40	.84	1.42	2.84

(a)	Total return would have been lower had certain expenses not been reduced.

(b)	Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the year.

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How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.

Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio’s Service Shares. The portfolio has one other share class. The portfolio’s additional class is described in a separate prospectus and has different fees, requirements and services.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

For the portfolio, wire transactions that arrive by 4:00 p.m. Eastern time will receive that day’s dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend.

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As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive “same-day” wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same-day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same-day wire redemptions.

Earlier deadlines may be established for certain types of transactions. See the portfolio’s Statement of Additional Information for more information.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, money orders, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio’s transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

DWS Scudder Investments Service Company

Attention: Transaction Processing

P.O. Box 219153

Kansas City, MO 64121

Your financial advisor may set its own minimum investment, although that set by the portfolio is as follows:

•	Minimum initial investment: $1,000,000

•	Subsequent investments may be made in any amount

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received) although, it could be delayed for up to seven days. It could also be longer when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

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You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

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•	refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio’s best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000,000; we will give you 60 days’ notice so you can either increase your balance or close your account (this policy doesn’t apply to most retirement accounts or if you have an automatic investment plan)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio’s net assets, whichever is less

•	the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

•	the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies. All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

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Understanding Distributions and Taxes

The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio’s income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV), all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in a different portfolio. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is treated the same as a sale.

For most shareholders, a portion of the dividends from the portfolio is generally exempt from state and local income taxes. However, a portion of the portfolio’s dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

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To Get More Information

Shareholder reports — These include commentary from the portfolio’s management team about recent market conditions and the effects of the portfolio’s strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio’s financial statements. Shareholders get the reports automatically. For more copies, call (800) 231-8568.

Statement of Additional Information (SAI) — This tells you more about the portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

If you’d like to ask for copies of these documents, please contact DWS Scudder, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the Deutsche Asset Management Institutional Money Funds Web site at www.moneyfunds.deam-us.db.com. If you like, you can look over these materials and other information about the portfolio at the SEC’s Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC’s Internet site at www.sec.gov. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee. If you’re a shareholder and have questions, please contact DWS Scudder at (800) 231-8568.

Institutional Money Funds — Client Services

210 West 10th Street

Kansas City, MO 64105-1614

E-mail: ifunds@dws.com

www.moneyfunds.deam-us.db.com

(800) 730-1313

SEC

100 F Street, N.E.

Washington, D.C. 20549

(800) SEC-0330

www.sec.gov

SEC File Number:

Investors Cash Trust                     811-6103

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Investors Cash Trust

Investment Class

PROSPECTUS

August 1, 2006

(as revised January 12, 2007)

Treasury Portfolio

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

INVESTORS CASH TRUST

How the Portfolio Works

3 The Portfolio’s Main Investment Strategy

4 The Main Risks of Investing in the Portfolio

5 The Portfolio’s Performance History

6 How Much Investors Pay

7 Other Policies and Risks

8 Who Manages and Oversees the Portfolio

11 Financial Highlights

How to Invest in the Portfolio

13 Buying and Selling Fund Shares

16 Policies You Should Know About

21 Understanding Distributions and Taxes

Treasury Portfolio

The Portfolio’s Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in short-term US Treasury securities or in repurchase agreements backed by US Treasury securities. The timely payment of principal and interest on these securities is guaranteed by the full faith and credit of the US government. The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments.

While the portfolio’s advisor gives priority to earning income and maintaining the value of the portfolio’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio seeks to achieve its goal of current income by investing only in US Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Portfolio securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.

Principal investments

The portfolio exclusively invests in the following types of investments:

•	US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Income paid on US Treasury securities is usually free from state and local income taxes and, for most portfolio shareholders, the bulk of portfolio distributions will be free from these taxes as well (although not from federal income tax).

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Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio’s high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US Treasury securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This, in turn, could cause the portfolio’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the portfolio.

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The Portfolio’s Performance History

The bar chart shows how the total returns for the portfolio has varied from year to year, which may give some idea of risk. The table shows how the portfolio’s returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Investment Class shares are expected to commence operations after the reorganization of the Treasury Money Fund Investment and/or Treasury Series of Cash Reserve Fund, Inc. into the Treasury Portfolio. In the bar chart and the table, the performance figures are based on the historical performance of the portfolio’s Institutional Shares (formerly Service Shares), adjusted to reflect the estimated annual operating expenses of Investment Class shares. Although Institutional Shares (formerly Service Shares) are not offered in this prospectus, they are invested in the same portfolio and the annual total returns differ only to the extent that the classes have different fees and expenses.

To learn the current 7-day yield, investors may call the portfolio’s Shareholder Service Agent at (800) 730-1313. The 7-day yield, which is often referred to as the “current yield,” is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year.

The “total return” of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENTS CONTAINS A BAR CHART HERE

BAR CHART DATA

1996	4.75
1997	4.83
1998	4.76
1999	4.38
2000	5.63
2001	3.30
2002	1.09
2003	0.49
2004	0.67
2005	2.52

2006 Total Return as of June 30: 1.97%

For the periods included in the bar chart:

Best Quarter: 1.47%, Q3 2000	Worst Quarter: 0.09%, Q1 2004

Average Annual Total Returns as of 12/31/2005

1 Year	5 Years	10 Years
2.52%	1.61%	3.22%

Total returns would have been lower if operating expenses hadn’t been reduced.

For more recent performance information, contact the financial services firm from which you obtained this prospectus.

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How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Investment Class shares of the portfolio. This information doesn’t include any fees that may be charged by your financial advisor.

Fee Table
Shareholder Fees (%) (paid directly from your investment)	None

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
Management Fee	0.15%
Distribution/Service (12b-1) Fee	0.25
Other Expenses(1)	0.31

Total Annual Portfolio Operating Expenses(2)	0.71

(1)	Other expenses are estimated since no Investment Class shares were issued as of the portfolio’s fiscal year end. Actual expenses may be different. Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.
(2)	For three years from the commencement of operations of the share class, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio’s Investment Class shares total operating expenses at 0.71% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Example

Based on the costs above, this example helps you compare the portfolio’s Investment Class shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

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Other Policies and Risks

While the previous pages describe the main points of the portfolio’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, the portfolio’s Board could change the portfolio’s investment goal without seeking shareholder approval.

•	The Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s policy of investing exclusively in short-term US Treasury securities or in repurchase agreements backed by these securities.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio’s permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of the portfolio’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the portfolio’s top ten holdings and other information about the portfolio are posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The portfolio’s Statement of Additional Information includes a description of the portfolio’s policies and procedures with respect to the disclosure of the portfolio’s portfolio holdings.

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Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. (“DIMA”), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio’s investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DWS Scudder is part of Deutsche Asset Management (“DeAM”), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DIMA receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.15% of its average daily net assets.

The portfolio’s shareholder report for the semiannual period ended September 30, 2005 contains a discussion regarding the basis for the Board of Trustees’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

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Legal proceedings

On December 21, 2006, DeAM settled proceedings with the Securities and Exchange Commission (“SEC”) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrong-doing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

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In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ web site contain additional disclosure and/ or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

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Financial Highlights

Investment Class shares of the portfolio are expected to commence operations after the completion of the reorganization of the Treasury Money Fund Investment and/or Treasury Series of Cash Reserve Fund, Inc. into the Treasury Portfolio and therefore no financial information is available as of the date of this prospectus. Below are the financial highlights for the portfolio’s Institutional Shares (formerly Service Shares), whose historical performance was used to impute the performance shown for the Investment Class shares on page 5. The financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the last page).

Treasury Portfolio — Institutional Shares (formerly Service Shares)

Years Ended March 31,	2006		2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00
Net investment income	.034		.014	.008	.014	.03
Distributions from net investment income	(.034)		(.014)	(.008)	(.014)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return (%)(a)	3.48		1.43	.84	1.41	2.75

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	10	32	51
Ratio of expenses before expense reductions (%)	.42		.55	.53	.34	.32
Ratio of expenses after expense reductions (%)	.25		.25	.25	.25	.25
Ratio of net investment income (%)	3.55	(b)	1.40	.84	1.42	2.84

(a)	Total return would have been lower had certain expenses not been reduced.
(b)	Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the year.

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How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.

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Buying and Selling Portfolio Shares

How to contact the portfolio’s Service Center

By Phone:	(800) 730-1313

First Investment By Mail:	Deutsche Asset Management c/o DWS Scudder
PO Box 219356
Kansas City, MO 64121-9356

Additional Investments By Mail:	Deutsche Asset Management c/o DWS Scudder
PO Box 219151
Kansas City, MO 64121-9151

By Express Registered or Certified Mail:	Deutsche Asset Management c/o DWS Scudder
210 West 10th Street
Kansas City, MO 64105-1614

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center’s automated assistance line 24 hours a day, 7 days a week.

Minimum account investments

Initial purchase:
Initial investment in Investment Class shares	$2,000
IRA account, initial investment	$1,000
Automatic investing plan, initial investment	$250
Minimum investment for qualified retirement plans (such as 401(k), pension or profit sharing plans)	$0
Account balance:
Non-retirement account	$500
IRA account	$0

Accounts opened through a financial advisor may have different minimum investment amounts.

The portfolio and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion. Shares of the portfolio may be offered to directors and trustees of any mutual fund advised or administered by DIMA or its affiliates, or employees of Deutsche Bank AG, their spouses and minor children without regard to the minimum investment required.

How to open your portfolio account

By Mail:	Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the portfolio you have selected to the Service Center. The addresses are shown under “How to contact the portfolio’s Service Center.”

By Wire:	Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your financial advisor, or by calling the Service Center at (800) 730-1313.

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Two ways to buy and sell shares in your account

MAIL:

Buying: Send your check, payable to the portfolio, to the Service Center. Be sure to include the portfolio number and your account number (see your account statement) on your check. Please note that the portfolio cannot accept cash, money orders, traveler’s checks, starter checks, third-party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. If you are investing in more than one fund, make your check payable to “Deutsche Asset Management” and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Service Center with your name, your portfolio number and account number, the portfolio’s name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be guaranteed if the amount is more than $100,000, or if the redemption proceeds will be sent to an address other than the one on record. Unless exchanging into another Deutsche Asset Management or DWS fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call the Service Center at (800) 730-1313 to inform the Service Center of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received on the same business day that you place your purchase order.

Bank Name:	Deutsche Bank Trust Company Americas

Routing No:	021001033

Attn:	Deutsche Asset Management Funds

DDA No:	00-226-296

FBO:	(Account name)
(Account number)

Credit:	Treasury Portfolio — Investment Class

Refer to your account statement for the account name, number and portfolio number.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the Service Center at (800) 730-1313 and inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. Wire transfers may be restricted on holidays and at certain other times.

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Financial intermediary support payments

The portfolio’s Advisor, DWS Scudder Distributors, Inc. (the “Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the portfolio, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of portfolio shares or the retention and/or servicing of portfolio investors and portfolio shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the portfolio (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing a portfolio with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the portfolio on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the portfolio attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .40% of sales of the portfolio attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this portfolio or of any particular share class of the portfolio. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may

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have influenced your financial advisor’s recommendation of this portfolio. Additional information regarding these revenue sharing payments is included in the portfolio’s SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the portfolio will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolio. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the portfolio. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio’s Investment Class shares. Treasury Portfolio has three other share classes. The portfolio’s additional classes are described in separate prospectuses and have different fees, requirements and services.

Rule 12b-1 plan

The portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by DWS Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, the portfolio pays an annual distribution fee, payable monthly, of 0.25% of the portfolio’s average daily net assets attributable to Investment Class. Because 12b-1 fees are paid out of the portfolio’s assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

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Householding

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 730-1313.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time. -

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will be notified.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day’s dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and

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4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive “same day” wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Checkwriting enables you to sell shares of the portfolio by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100 or for more than $5,000,000. Note as well that we can’t honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

The portfolio accepts Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the portfolio sending you the first portfolio account statement on which an improper charge appears.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.

The portfolio does not issue share certificates.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you generally don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

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A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio’s transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

DWS Scudder Investments Service Company

Attention: Transaction Processing

P.O. Box 219557

Kansas City, MO 64121

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank’s wire payment system. For additional circumstances where redemption proceeds could be delayed, please see “Other rights we reserve.”

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in a portfolio and, accordingly, the Board of a portfolio has not approved any policies and procedures designed to limit this activity. However, a portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the portfolio buys and rounds the per share NAV to the nearest whole cent.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for any other reasons

•	refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio’s best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize gain or loss on the redemption of your portfolio shares and you may incur a tax liability

•	close your account and send you the proceeds if your balance falls below $2,000; we will give you 60 days’ notice so you can either increase your balance or close your account (this policy doesn’t apply to most retirement accounts, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor or if you have an automatic investment plan)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the portfolio generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio’s net assets, whichever is less

•	the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

•	the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio’s investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

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•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The portfolio intends to distribute to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio’s income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV), all sent to you by check or wire, all deposited directly to your bank account, have one type reinvested and the other sent to you by check or have them invested in a different portfolio. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is treated the same as a sale.

For most shareholders, a portion of the dividends from the portfolio is generally exempt from state and local income taxes. However, a portion of the portfolio’s dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in the fund. Additional information may be found in the fund’s Statement of Additional Information.

21

This page

intentionally

left blank

(not part of prospectus).

To Get More Information

Shareholder reports — These include commentary from the portfolio’s management team about recent market conditions and the effects of the portfolio’s strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and the portfolio’s financial statements. Shareholders get the reports automatically. For more copies, call (800) 730-1313.

Statement of Additional Information (SAI) — This tells you more about the portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

If you’d like to ask for copies of these documents, please contact DWS Scudder, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the portfolio are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolio, including the portfolio’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. Materials you get from DWS Scudder and from the EDGAR database are free; those from the SEC involve a copying fee. If you’re a shareholder and have questions, please contact DWS Scudder at (800) 730-1313.

SEC

100 F Street, N.E.

Washington, D.C. 20549-1090

www.sec.gov

(800) SEC-0330

SEC File Number:

Investors Cash Trust

811-6103 Treasury Portfolio

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS:

DWS Pacific Opportunities Fund	DWS Tax-Free Money Fund

Investors Cash Trust: Government & Agency Securities Portfolio	Cash Reserve Fund, Inc.: Treasury Series

DWS Government & Agency Money Fund	Treasury Money Fund — Institutional Class

Cash Reserve Fund, Inc.: Tax-Free Series	DWS U.S. Treasury Money Fund

Tax Free Money Fund Investment	Treasury Money Fund Investment

DWS Tax-Exempt Money Fund	Tax-Exempt New York Money Market Fund

DWS Cash Investment Trust

Deutsche Asset Management (“DeAM”), is proposing the following mergers as part of DeAM’s initiative to restructure and streamline the family of DWS funds. In the chart below the Acquired Funds on the left are proposed to be merged into the Acquiring Funds on the right.

Acquired Funds	Acquiring Funds

DWS Pacific Opportunities Fund	DWS International Fund

Investors Cash Trust: Government & Agency Securities Portfolio	Cash Account Trust: Government & Agency Securities Portfolio

DWS Government & Agency Money Fund	Cash Account Trust: Government & Agency Securities Portfolio

Cash Reserve Fund, Inc.: Tax-Free Series	Cash Account Trust: Tax-Exempt Portfolio

Tax Free Money Fund Investment	Cash Account Trust: Tax-Exempt Portfolio

DWS Tax-Exempt Money Fund	Cash Account Trust: Tax-Exempt Portfolio

DWS Tax-Free Money Fund	Cash Account Trust: Tax-Exempt Portfolio

Cash Reserve Fund, Inc.: Treasury Series	Investors Cash Trust: Treasury Portfolio

Treasury Money Fund — Institutional Class	Investors Cash Trust: Treasury Portfolio

DWS U.S. Treasury Money Fund	Investors Cash Trust: Treasury Portfolio

Treasury Money Fund Investment	Investors Cash Trust: Treasury Portfolio

Tax-Exempt New York Money Market Fund	NY Tax Free Money Fund Investment

DWS Cash Investment Trust	DWS Money Market Fund

Completion of each merger is subject to a number of conditions, including final approval by each Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held during the fourth quarter of 2006. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Prospectus/Proxy Statement describing in detail the proposed merger and summarizing the Board’s considerations in recommending that shareholders approve the merger, (ii) a proxy card(s) and instructions on how to submit a vote and (iii) a Prospectus for the applicable Acquiring Fund.

Please Retain This Supplement for Future Reference

[Logo]DWS

SCUDDER

Deutsche Bank Group

July 26, 2006

DMF-3602

Cash Management Fund Investment

Treasury Money Fund Investment

Prospectus

May 1, 2006

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Deutsche Asset Management [LOGO]

A Member of the Deutsche Bank Group

Contents

Information Concerning Both Funds

Cash Management Fund Investment	3

Treasury Money Fund Investment	12

Who Manages and Oversees the Funds	20

Calculating a Fund’s Share Price	26

Understanding Distributions and Taxes	27

Buying and Selling Fund Shares	28

ticker symbol	BCSXX

fund number	834

Cash Management Fund Investment

Overview of the Fund

Goal: The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Core Strategy: The fund invests in high quality money market instruments.

Investment Policies and Strategies: The fund invests all of its assets in a master portfolio with the same goal as the fund. The fund, through its master portfolio, the Cash Management Portfolio, seeks to achieve its goal by investing in high quality money market instruments, maintaining a dollar-weighted average maturity of 90 days or less. The fund attempts to maintain a stable share price by investing in high quality securities that are valued in US dollars and have remaining maturities of 397 days or less. The fund invests more than 25% of its total assets in banks and other financial institutions.

3

Principal Risks of Investing in the Fund

Although the fund seeks to preserve the value of your investment at $1.00 a share, there are risks associated with investing in the fund. For example:

•	A rise in interest rates could cause the bond market and individual securities in the fund’s portfolio to decline in value.

•	An issuer’s creditworthiness could decline, which in turn may cause the value of a security in the fund’s portfolio to decline.

•	Changes in interest rates or economic downturns could have a negative effect on issuers in the financial services industry.

•	Securities held by the fund could perform poorly.

Who Should Consider Investing in the Fund

The fund requires a minimum investment of $2,000. You should consider investing in the fund if you are looking for a liquid investment that offers income approximating money market rates and preserves the value of your capital.

You should not consider investing in the fund if you seek long-term capital growth. Although it provides a convenient means of diversifying short-term investments, the fund by itself does not constitute a balanced investment program.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

4

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the fund by showing changes in the fund’s performance year to year. The bar chart shows the fund’s actual return for each of the past 10 calendar years. The table shows the fund’s average annual return over the last calendar year, the last five calendar years and the last 10 calendar years.

As of December 31, 2005, the fund’s 7-day yield was 3.53%. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-730-1313.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Cash Management Fund Investment

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	4.82
1997	4.98
1998	4.93
1999	4.58
2000	5.87
2001	3.63
2002	1.14
2003	0.51
2004	0.68
2005	2.56

2006 Total Return as of March 31: 0.92%

During the periods shown, the fund’s highest return in any calendar quarter was 1.51% (Q3 2000) and its lowest quarterly return was 0.09% (Q3 2003). Past performance offers no indication of how the fund will perform in the future.

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
2.56	1.70	3.35

Total returns would have been lower if operating expenses hadn’t been reduced.

5

Annual Fund Operating Expenses

(deducted from fund assets)

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table

Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.71
Total Annual Fund Operating Expenses(2)	0.86
Less Fee Waiver and/or Expense Reimbursements(3)	0.11
Net Annual Fund Operating Expenses	0.75

Based on the costs above (including one year of capped expenses in each period), the example below illustrates the expenses you would have incurred on a $10,000 investment in the fund. The numbers assume that the fund earned an annual return of 5% over the periods shown, that the fund’s operating expenses remained the same and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the fund’s expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

Example	1 Year	3 Years	5 Years	10 Years
	$77	$263	$466	$1,051

(1)	Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.
(2)	Information on the annual operating expenses reflects the expenses of both the fund and the Cash Management Portfolio, the master portfolio in which the fund invests its assets. (A further discussion of the relationship between the fund and the master portfolio appears in the “Organizational Structure” section of this prospectus.)
(3)	The investment advisor and administrator have contractually agreed through April 30, 2007 to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses) remains at the level indicated as “Net Annual Fund Operating Expenses.”

6

A Detailed Look at the Fund

Objective

The fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing, through the master portfolio, in high quality short-term money market instruments.

While we give priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

Strategy

The fund seeks current income by investing, through the master portfolio, in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The fund follows two policies designed to maintain a stable share price:

•	Generally, fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

7

Principal Investments

The fund may invest, through the master portfolio, in high-quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), notes, funding agreements and US government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

Because many of the fund’s principal investments are issued or credit enhanced by banks or other financial institutions, under normal market conditions the fund invests more than 25% of its total assets in the financial services industry. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

8

Risks

Set forth below are some of the prominent risks associated with money market mutual funds, and our approaches to contain them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed. If a security no longer meets the fund’s credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the fund’s best interest.

Primary risks

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, we limit the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund primarily buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

9

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring, the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund invests more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial services companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

10

Financial Highlights

The table below provides a picture of the fund’s financial performance for the past five years. Certain information selected reflects financial results for a single fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

Cash Management Fund Investment

Years Ended December 31,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.025		.007	.005	.011	.04
Net realized and unrealized gain (loss) on investment transactions^a	—		—	—	—	—

Total from investment operations	.025		.007	.005	.011	.04

Less distributions from:
Net investment income	(.025)		(.007)	(.005)	(.011)	(.04)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return (%)^b	2.56		.68	.51	1.14	3.63

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83		134	136	158	189
Ratio of expenses before expense reductions, including expenses allocated from Scudder Cash Management Portfolio (%)	.86		.85	.79	.78	.78
Ratio of expenses after expense reductions, including expenses allocated from Scudder Cash Management Portfolio (%)	.75		.75	.75	.75	.75
Ratio of net investment income (%)	2.47	^c	.67	.49	1.10	3.60

^a	Amount is less than $.0005.
^b	Total returns would have been lower had certain expenses not been reduced.
^c	Due to the timing of subscriptions and redemptions in relation to the operating results of the Fund, the amount shown does not correspond to the total return during the year.

11

ticker symbol	BTTXX

fund number	835

Treasury Money Fund Investment

Overview of the Fund

Goal: The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Core Strategy: The fund invests in debt obligations of the US Treasury or obligations guaranteed by the US Treasury or repurchase agreements collateralized by US Treasury debt obligations or US Treasury guaranteed debt obligations.

Investment Policies and Strategies: The fund invests all of its assets in a master portfolio with the same goal as the fund. The fund, through its master portfolio, the Treasury Money Portfolio, seeks to achieve its goal by investing in US Treasury obligations, either directly or through repurchase agreements. The fund maintains a dollar weighted average maturity of 90 days or less. The fund attempts to maintain a stable share price by investing in securities that are valued in US dollars and have remaining maturities of 397 days or less.

12

Principal Risks of Investing in the Fund

Although the fund seeks to preserve the value of your investment at $1.00 a share, there are risks associated with investing in the fund. For example:

•	A sharp rise in interest rates could cause the bond market and individual securities in the fund’s portfolio to decline in value.

•	Securities held by the fund could perform poorly.

Who Should Consider Investing in the Fund

The fund requires a minimum investment of $2,000. You should consider investing in the fund if you are a conservative investor looking for a liquid investment that offers income approximating money market rates and preserves the value of your capital.

You should not consider investing in the fund if you seek long-term capital growth. Although it provides a convenient means of diversifying short-term investments, the fund by itself does not constitute a balanced investment program.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

13

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the fund by showing changes in the fund’s performance year to year. The bar chart shows the fund’s actual return for each of the past 10 calendar years. The table shows the fund’s average annual return over the last calendar year, the last five calendar years and the last 10 calendar years.

As of December 31, 2005, the fund’s 7-day yield was 3.16%. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-730-1313.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Treasury Money Fund Investment

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	4.71
1997	4.86
1998	4.76
1999	4.32
2000	5.60
2001	3.33
2002	1.04
1003	0.41
2004	0.60
2005	2.44

2006 Total Return as of March 31: 0.90%

During the period shown, the fund’s highest return in any calendar quarter was 1.45% (Q4 2000) and its lowest quarterly return was 0.07% (Q3 2003). Past performance offers no indication of how the fund will perform in the future.

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
2.44	1.56	3.19

Total returns would have been lower if operating expenses hadn’t been reduced.

14

Annual Fund Operating Expenses

(deducted from fund assets)

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table

Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.53
Total Annual Fund Operating Expenses(2)	0.68

Based on the costs above, the example below illustrates the expenses incurred on a $10,000 investment in the fund. The numbers assume that the fund earned an annual return of 5% over the periods shown, that the fund’s operating expenses remained the same and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the fund’s expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

Example	1 Year	3 Years	5 Years	10 Years
	$69	$218	$379	$847

(1)	Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.
(2)	Information on the annual operating expenses reflects the expenses of both the fund and the Treasury Money Portfolio, the master portfolio in which the fund invests its assets. (A further discussion of the relationship between the fund and the master portfolio appears in the “Organizational Structure” section of this prospectus.)

15

A Detailed Look at the Fund

Objective

The fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing, through the master portfolio, in debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury debt obligations and US Treasury Guaranteed Securities (Government National Mortgage Associations (“GNMA”)).

While we give priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

Strategy

The fund seeks current income by investing, through the master portfolio, only in US Treasury Securities and repurchase agreements backed by obligations of the US Treasury or obligations guaranteed by the US Treasury, and maintains a dollar-weighted average maturity of 90 days or less. Fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates. The fund is managed in accordance with Rule 2a-7 under the 1940 Act.

16

Principal Investments

The fund invests, through the master portfolio, in US Treasury obligations, and US Treasury Guaranteed Securities (GNMAs) either directly or through repurchase agreements collateralized by US Treasury obligations or US Treasury guaranteed debt obligations. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Risks

Set forth below are some of the prominent risks associated with “treasury” money market mutual funds, and our approaches to contain them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed. If a security no longer meets the fund’s credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the fund’s best interest.

Primary risks

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, the fund adheres to the following practices:

17

•	We limit the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds.

•	We primarily buy securities with remaining maturities of 397 days (about 13 months) or less.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This, in turn, could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

18

Financial Highlights

The table below provides a picture of the fund’s financial performance for the past five years. Certain information selected reflects financial results for a single fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

Treasury Money Fund Investment

Years Ended December 31,	2005	2004	2003		2002		2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	.024	.006	.004		.010		.03
Net realized gain (loss) on investment transactions^a	—	—	—		—		—

Total from investment operations	.024	.006	.004		.010		.03

Less distributions from:
Net investment income	(.024)	(.006)	(.004)		(.010)		(.03)
Net realized gain on investment transactions	—	—	—	^a	—	^a	—

Total distributions	(.024)	(.006)	(.004)		(.010)		(.03)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00

Total Return (%)^b	2.44	.60	.41		1.04		3.33

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153	192	215		214		285
Ratio of expenses before expense reductions, including expenses allocated from Scudder Treasury Money Portfolio (%)	.84	.82	.81		.78		.79
Ratio of expenses after expense reductions, including expenses allocated from Scudder Treasury Money Portfolio (%)	.75	.75	.75		.75		.75
Ratio of net investment income (%)	2.44	.54	.40		1.03		3.25

^a	Amount is less than $.0005.
^b	Total return would have been lower had certain expenses not been reduced.

19

Information Concerning Both Funds

Who Manages and Oversees the Funds

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. Deutsche Asset Management, Inc. (“DeAM, Inc.”) is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas, Inc., DeAM, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

The investment advisor

DeAM, Inc., with offices at 345 Park Avenue, New York, NY 10154, acts as each investment advisor for the master portfolio. As investment advisor, DeAM, Inc. under the supervision of the Board of Trustees, makes the master portfolios’ investment decisions. It buys and sells securities for the master portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

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The master portfolios paid the following fees, net of waivers, to the investment advisor for investment advisory services in the last fiscal year:

Portfolio Name	Fee Paid
Cash Management Portfolio	0.12%
Treasury Money Portfolio	0.13%

Each fund’s shareholder reports for the year ended December 31, 2005 contain a discussion regarding the basis for the Board of Trustees’ renewal of the investment management agreement for that fund (see “Shareholder reports” on the back cover).

Organizational Structure. Cash Management Fund Investment and Treasury Money Fund Investment are “feeder funds” that invest all of their assets in a “master portfolio.” Each fund and its master portfolio have the same investment objective. The funds and their corresponding master portfolios are listed below:

Feeder Fund	Master Portfolio
Cash Management Fund Investment	Cash Management Portfolio
Treasury Money Fund Investment	Treasury Money Portfolio

A master portfolio may accept investments from other feeder funds. A feeder fund bears the master portfolio’s expenses in proportion to its investments in the master portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows a fund’s Trustees to withdraw the fund’s assets from the master portfolio if they believe doing so is in the shareholders’ best interests. If the Trustees withdraw a fund’s assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.

Other Services. Scudder Investment Company Capital Corp. (“ICCC”), an affiliate of DeAM, Inc., provides administrative services — such as portfolio accounting, legal services and sending proxy statements, shareholder reports and updated prospectus information to you and collecting your executed proxies. DWS Scudder Investments Service Company (“DWS-SISC”), also an affiliate of DeAM, Inc., serves as each fund’s transfer agent. DWS-SISC, or your financial advisor, performs the functions necessary to establish and maintain your account.

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Besides setting up the account and processing your purchase and sale orders, these functions include:

•	keeping accurate, up-to-date records for your individual fund account;

•	implementing any changes you wish to make in your account information;

•	processing your requests for cash dividends and distributions from the fund; and

•	answering your questions on the fund’s investment performance or administration.

DWS-SISC delegates certain of these functions to a third party.

Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DWS-SISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DWS-SISC servicing agreement, such as cash management, or special trust or retirement investment reporting.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

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Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be

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developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

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There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each portfolio. These investment professionals have a broad range of experience managing money market funds.

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Calculating a Fund’s Share Price

We calculate the daily price of each fund’s shares (also known as the “Net Asset Value” or “NAV”) each day the funds are open for business. We calculate the funds’ NAVs as of 12:00 noon, Eastern time. The master portfolios that the funds invest in may each calculate their NAV at a later time. The bond markets or other primary trading markets for the funds may close early on the day before or after certain holidays are observed (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, the funds also may close early. You may call the Service Center at 1-800-730-1313 for additional information about whether the funds will close early before a particular holiday. On days a fund closes early:

•	All orders received prior to the fund’s close will be processed as of the time the fund’s NAV is next calculated.

•	Redemption orders received after the fund’s close will be processed as of the time the fund’s NAV is next calculated.

•	Purchase orders received after the fund’s close will be processed the next business day.

Each fund uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities that it buys. This method writes down the premium — or marks up the discount — at a constant rate until maturity. It does not reflect daily fluctuations in market value. Each fund’s Net Asset Value will normally be $1.00 a share.

Generally, the funds are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veterans’ Day (November 11), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The funds may accept purchase or sale orders on days other than the days listed above, if the New York Stock Exchange is closed due to unforeseeable circumstances, but the “Fed wire” is open, the primary trading markets for the funds’ portfolio instruments are open and the funds’ management believes there is adequate liquidity.

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Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) A fund may not always pay a dividend or distribution for a given period.

Each fund’s income dividends are declared daily and paid monthly to shareholders. Each fund may take into account capital gains and losses in its daily dividend declarations.

A fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The funds do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

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Each fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund.

Buying and Selling Fund Shares

How to contact the funds’ Service Center

By Phone:	(800) 730-1313

First Investment By Mail:	Deutsche Asset Management
c/o DWS Scudder
PO Box 219356
Kansas City, MO 64121-9356

Additional Investments By Mail:	Deutsche Asset Management
c/o DWS Scudder
PO Box 219154
Kansas City, MO 64121-9154

By Express Registered or Certified Mail:	Deutsche Asset Management
c/o DWS Scudder
210 W. 10th Street
Kansas City, MO 64105-1614

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center’s automated assistance line 24 hours a day, 7 days a week.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by the funds.

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Minimum account investments

Initial purchase:
Initial investment in Investment Class shares	$2,000
IRA account, initial investment	$1,000
Initial investment for shareholders of other Deutsche Asset Management Funds’ Investment Class shares	$500
Automatic investing plan, initial investment	$250
Minimum investment for qualified retirement plans (such as 401(k), pension or profit sharing plans)	$0
Account balance:
Non-retirement account	$500
IRA account	$0

Accounts opened through a financial advisor may have different minimum investment amounts.

The funds and their service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion. Shares of the funds may be offered to directors and trustees of any mutual fund advised or administered by DeAM, Inc. or its affiliates, or employees of Deutsche Bank AG, their spouses and minor children without regard to the minimum investment required.

How to open your fund account

By Mail:	Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the fund you have selected to the Service Center. The addresses are shown under “How to contact the funds’ Service Center.”

By Wire:	Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your financial advisor, or by calling the Service Center at 1-800-730-1313.

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Two ways to buy and sell shares in your account

MAIL:

Buying: Send your check, payable to the fund you have selected, to the Service Center. Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, money orders, traveler’s checks, starter checks, third-party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. If you are investing in more than one fund, make your check payable to “Deutsche Asset Management” and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

The fund number for Cash Management Fund Investment is 834 and the fund number for Treasury Money Fund Investment is 835.

Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund’s name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be guaranteed if the amount is more than $100,000, or if the redemption proceeds will be sent to an address other than the one on record. Unless exchanging into another Deutsche Asset Management or DWS fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call the Service Center at 1-800-730-1313 by 12:00 noon Eastern time to notify us in advance of a wire transfer purchase. Inform the Service Center of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received on the same business day that you place your purchase order.

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Bank Name:	Deutsche Bank Trust Company Americas

Routing No:	021001033

Attn:	Deutsche Asset Management Funds

DDA No:	00-226-296

FBO:	(Account name)
(Account number)

Credit:	Cash Management Fund Investment — 834
Treasury Money Fund Investment — 835

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the Service Center at 1-800-730-1313 prior to 12:00 noon Eastern Time. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. We must receive your order by 12:00 noon Eastern time to wire your account the same business day. All orders placed after 12:00 noon Eastern time will be wired to your account the next business day. Wire transfers may be restricted on holidays and at certain other times.

Important information about buying and selling shares

•	To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

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•	We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

•	We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the funds then we may reject your application and order.

•	The funds will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

•	If we are unable to verify your identity within time frames established by the funds, after a reasonable effort to do so, you will receive written notification.

•	The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

•	Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

•	You may buy and sell shares of a fund through authorized financial advisors as well as directly from the Service Center. The same terms and conditions apply. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your financial advisor, provided that your financial advisor forwards your order to the Service Center in a timely manner. You should contact your financial advisor if you have a dispute as to when your order was placed with the fund. Your financial advisor may charge a fee for buying and selling shares for you.

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•	You may place orders to buy and sell over the phone by calling your financial advisor or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm Eastern time, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

•	If we receive your purchase order before 12:00 noon Eastern time you will receive dividends declared that day. If we receive it after 12:00 noon Eastern time, you will not.

•	If we receive your order to sell shares after 12:00 noon Eastern time you will receive dividends declared that day. If we receive it before 12:00 noon Eastern time, you will not.

•	After we or your financial advisor receive your order, we buy or sell your shares at the next price calculated on a day the fund is open for business.

•	The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 10 calendar days while we wait for your check to clear.

•	Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

•	You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

•	We reserve the right to withdraw or suspend the offering of shares at any time.

•	We reserve the right to withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding.

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•	We reserve the right to reject a new account application if you don’t provide any required or requested identifying information, or for other reasons.

•	We reserve the right to refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and /or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law.

•	We reserve the right to close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability.

•	We reserve the right to close your account and send you the proceeds if your balance falls below the fund’s minimum account balance; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares or in any case where a fall in share price created the low balance).

•	When you want to send sale proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances. A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

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•	We reserve the right to pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.

•	We reserve the right to change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the funds’ investment minimum at any time).

•	We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

•	Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or the Service Center for more information.

•	During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

•	The funds reserve the right to reject purchases of fund shares (including purchases that are part of an exchange) for any reason. The funds reserve the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspensions of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

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•	Account Statements and Fund Reports: We or your financial advisor will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you semi-annual and annual reports on your fund’s overall performance, its current holdings and its investing strategies.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the funds and, accordingly, the Board of the funds has not approved any policies and procedures designed to limit this activity. However, each fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Deutsche Asset Management or DWS funds.

Exchange Privilege. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management or DWS mutual funds. When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: We may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund’s prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.

Please note the following conditions:

•	The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

•	You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

•	If you are maintaining a taxable account, you may have to pay taxes on the exchange.

•	Your exchange must meet the minimum investment amount for the class of shares being purchased.

•	The accounts between which you exchange must be the same share class.

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Special shareholder services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

•	Regular Investments: You can make regular investments automatically from your checking account. You will need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum.

•	Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify. You will need to make sure your bank has ACH services. Transactions take two to three days to be completed and there is a $50 minimum.

•	Checkwriting: We issue you a checkbook linked to your account. You can sell shares by writing a check for the desired amount free of charge, but you cannot close your account by check. You continue to earn dividends on the shares you sell by check until the check clears. The minimum check amount is $500.

•	The fund will accept ACH debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone 1-800-730-1313 or write (DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154) the Shareholder Service Agent as soon as possible. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

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Notes

Notes

To Get More Information

Shareholder reports — Additional information about each fund’s investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during its last fiscal year.

Statement of Additional Information (SAI) — You can find more detailed information about each fund in the current SAI, dated May 1, 2006, which we have filed electronically with the SEC and which is incorporated by reference into this prospectus. To receive your free copy of the SAI, the annual or semiannual report, or if you have questions about investing in a fund, write to us at: Deutsche Asset Management, c/o DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 or call our toll-free number: 1-800-730-1313. The funds’ SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com.

You can find reports and other information about each fund on the EDGAR Database on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-2001. Information about each fund, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-551-5850.

Distributor

DWS Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

[GRAPHIC OMITTED]

SEC File Number:
A Member of	Cash Management Fund Investment
Deutsche Asset Management [LOGO]	Treasury Money Fund Investment	811-4760

Treasury Money Fund — Institutional Class

Prospectus

May 1, 2006

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Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Deutsche Asset Management [LOGO]

A Member of the Deutsche Bank Group

ticker symbol	BTRXX

fund number	542

Treasury Money Fund — Institutional Class

Overview of the Fund

Goal: The fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Core Strategy: The fund invests in debt obligations of the US Treasury or obligations guaranteed by the US Treasury or repurchase agreements collateralized by US Treasury debt obligations or US Treasury guaranteed debt obligations.

Investment Policies and Strategies: The fund invests all of its assets in a master portfolio with the same goal as the fund. The fund, through the master portfolio, seeks to achieve its goal by investing in US Treasury obligations, either directly or through repurchase agreements. The fund maintains a dollar-weighted average maturity of 90 days or less. The fund attempts to maintain a stable share price by investing in securities that are valued in US dollars and have remaining maturities of 397 days or less.

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Principal Risks of Investing in the Fund

Although the fund seeks to preserve the value of your investment at $1.00 a share, there are risks associated with investing in the fund. For example:

•	A sharp rise in interest rates could cause the bond market and individual securities in the fund’s portfolio to decline in value.

•	Securities held by the fund could perform poorly.

Who Should Consider Investing in the Fund

The fund requires a minimum investment of $1 million. You should consider investing in the fund if you are a conservative investor who is looking for a liquid investment that offers income approximating money market rates and preserves the value of your capital.

You should not consider investing in the fund if you seek long-term capital growth. Although it provides a convenient means of diversifying short-term investments, the fund by itself does not constitute a balanced investment program.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

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Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the fund by showing changes in the fund’s performance year to year. The bar chart shows the fund’s actual return for each of the past 10 calendar years. The table shows the fund’s average annual return over the last calendar year, the last five calendar years and the last 10 calendar years.

As of December 31, 2005, the fund’s 7-day yield was 3.66%. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-730-1313.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Treasury Money Fund — Institutional Class

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	5.22
1997	5.42
1998	5.28
1999	4.84
2000	6.12
2001	3.85
2002	1.55
2003	0.91
2004	1.12
2005	2.96

2006 Total Return as of March 31: 1.02%

During the period shown, the fund’s highest return in any calendar quarter was 1.58% (Q4 2000) and its lowest quarterly return was 0.20% (Q3 2003). Past performance offers no indication of how the fund will perform in the future.

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
2.96	2.07	3.71

Total returns would have been lower if operating expenses hadn’t been reduced.

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Annual Fund Operating Expenses

(deducted from fund assets)

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table

Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Fund Operating Expenses(1)	0.28
Total Annual Fund Operating Expenses(2)	0.43
Less Fee Waivers or Expense Reimbursement(3)	0.18
Net Annual Fund Operating Expenses	0.25

Based on the costs above (including one year of capped expenses in each period), the example below illustrates the expenses you would have incurred on a $10,000 investment in the fund. The numbers assume that the fund earned an annual return of 5% over the periods shown, that the fund’s operating expenses remained the same, and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the fund’s expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

Example	1 Year	3 Years	5 Years	10 Years
	$26	$120	$223	$525

(1)	Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.
(2)	Information on the annual operating expenses reflects the expenses of both the fund and the Treasury Money Portfolio, the master portfolio in which the fund invests its assets. (A further discussion of the relationship between the fund and the portfolio appears in the “Organizational Structure” section of this prospectus.)
(3)	The investment advisor and administrator have contractually agreed through April 30, 2007 to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses) remains at the level indicated as “Net Annual Fund Operating Expenses.”

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A Detailed Look at the Fund

Objective

The fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury debt obligations and US Treasury Guaranteed Securities (Government National Mortgage Associations (“GNMA”)).

While we give priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

Strategy

The fund seeks current income by investing, through the master portfolio, only in US Treasury securities and repurchase agreements backed by obligations of the US Treasury or obligations guaranteed by the US Treasury, and maintains a dollar-weighted average maturity of 90 days or less. Fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Principal Investments

The fund invests, through the master portfolio, in US Treasury obligations, and US Treasury Guaranteed Securities (GNMAs), either directly or through repurchase agreements collateralized by US Treasury debt obligations or US Treasury guaranteed debt obligations. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

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Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.
Risks

Set forth below are some of the prominent risks associated with “treasury” money market mutual funds, and our approaches to contain them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed. If a security no longer meets the fund’s credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the fund’s best interest.

Primary risks

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, the fund adheres to the following practices:

•	We limit the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds.

•	We primarily buy securities with remaining maturities of 397 days (about 13 months) or less.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

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Security Selection Risk. While the fund invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This, in turn, could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

A complete list of the fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten holdings and other information about the fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

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Who Manages and Oversees the Fund

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. Deutsche Asset Management, Inc. (“DeAM, Inc.”) is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., DeAM, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

The investment advisor

DeAM, Inc., with offices at 345 Park Avenue, New York, NY 10154, acts as the investment advisor for the master portfolio. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the master portfolio’s investment decisions. It buys and sells securities for the master portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.

DeAM, Inc. received a fee of 0.13%, net of waivers, of the master portfolio’s average daily net assets for its services in the last fiscal year.

The fund’s shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

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Organizational Structure. Treasury Money Fund — Institutional Class is a “feeder fund” that invests all of its assets in a “master portfolio,” the Treasury Money Portfolio. The fund and the master portfolio have the same investment objective.

The master portfolio may accept investments from other feeder funds. A feeder fund bears the master portfolio’s expenses in proportion to its investment in the master portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the fund’s Trustees to withdraw the fund’s assets from the master portfolio if they believe doing so is in the shareholders’ best interests. If the Trustees withdraw the fund’s assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.

Other Services. Investment Company Capital Corp. (“ICCC”), an affiliate of DeAM, Inc., provides administrative functions — such as portfolio accounting, legal services and sending proxy statements, shareholder reports and updated prospectus information to you; and collecting your executed proxies.

DWS Scudder Investments Service Company (“DWS-SISC”), also an affiliate of DeAM, Inc., serves as the fund’s transfer agent. DWS-SISC, or your financial advisor, performs the functions necessary to establish and maintain your account.

Besides setting up the account and processing your purchase and sale orders, these functions include:

•	keeping accurate, up-to-date records for your individual fund account;

•	implementing any changes you wish to make in your account information;

•	processing your requests for cash dividends and distributions from the fund; and

•	answering your questions on the fund’s investment performance or administration.

DWS-SISC delegates certain of these functions to a third party.

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Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DWS-SISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DWS-SISC servicing agreement, such as cash management or special trust or retirement investment reporting.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

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With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM

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organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

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Calculating the Fund’s Share Price

We calculate the daily price of the fund’s shares (also known as the “Net Asset Value” or daily “NAV”) at 2:00 p.m. Eastern time each day the fund is open for business. The portfolio that the fund invests in may calculate its NAV at a later time. The bond markets or other primary trading markets for the fund may close early on the day before or after certain holidays are observed (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, the fund also may close early. You may call the Service Center at 1-800-730-1313 for additional information about whether the fund will close early before a particular holiday. On days the fund closes early:

•	All orders received prior to the fund’s close will be processed as of the time the fund’s NAV is next calculated.

•	Redemption orders received after the fund’s close will be processed as of the time the fund’s NAV is next calculated.

•	Purchase orders received after the fund’s close will be processed the next business day.

The fund uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method writes down the premium — or marks up the discount — at a constant rate until maturity. It does not reflect daily fluctuations in market value. The fund’s Net Asset Value will normally be $1.00 a share.

Generally, the fund is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veterans’ Day (November 11), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The fund may accept purchase or sale orders on days other than the days listed above, if the New York Stock Exchange is closed due to unforeseeable circumstances, but the “Fed wire” is open, the primary trading markets for the fund’s portfolio instruments are open and the fund’s management believes there is adequate liquidity.

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Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or distribution for a given period.

The fund’s income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

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The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.

Buying and Selling Fund Shares

How to contact the fund’s Service Center

By Phone:	(800) 730-1313

First Investment By Mail:	Deutsche Asset Management
c/o DWS Scudder
PO Box 219356
Kansas City, MO 64121-9356

Additional Investments By Mail:	Deutsche Asset Management
c/o DWS Scudder
PO Box 219154
Kansas City, MO 64121-9154

By Express Registered or Certified Mail:	Deutsche Asset Management
c/o DWS Scudder
210 W. 10th Street
Kansas City, MO 64105-1614

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center’s automated assistance line 24 hours a day, 7 days a week.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Minimum account investments*

To open an account	$ 1 million
Minimum account balance	$ 100,000

*	Excluding retirement accounts.

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The fund and its service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion. Shares of the fund may be offered to directors and trustees of any mutual fund advised or administered by DeAM, Inc. or its affiliates, employees of Deutsche Bank AG, their spouses and minor children, or institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG without regard to the minimum investment required.

How to open your fund account

By Mail:	Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the fund to the Service Center. The addresses are shown under “How to contact the fund’s Service Center.”

By Wire	Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your financial advisor, or by calling the Service Center at 1-800-730-1313.

Two ways to buy and sell shares in your account

MAIL:

Buying: Send your check, payable to the fund, to the Service Center. Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, money orders, traveler’s checks, starter checks, third-party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. If you are investing in more than one fund, make your check payable to “Deutsche Asset Management” and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. The fund number is 542.

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Selling: Send a signed letter to the Service Center with your name, your fund number and account number, the fund’s name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be guaranteed if the amount is more than $100,000, or if the redemption proceeds will be sent to an address other than the one on record. Unless exchanging into another Deutsche Asset Management or DWS fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call the Service Center at 1-800-730-1313 by 2:00 p.m. Eastern time to notify us in advance of a wire transfer purchase. Inform the Service Center of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received on the same business day that you place your purchase order.

Bank Name:	Deutsche Bank Trust Company Americas

Routing No:	021001033

Attn:	Deutsche Asset Management Funds

DDA No:	00-226-296

FBO:	(Account name)
(Account number)

Credit:	Treasury Money Fund — Institutional Class — 542

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the Service Center at 1-800-730-1313 prior to 2:00 p.m. Eastern time. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. We must receive your order by 2:00 p.m. Eastern time to wire your account the same business day. All orders placed after 2:00 p.m. Eastern time will be wired to your account the next business day. Wire transfers may be restricted on holidays and at certain other times.

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Important information about buying and selling shares

•	To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

•	We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

•	We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

•	The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

•	If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

•	The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

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•	Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

•	You may buy and sell shares of the fund through authorized financial advisors as well as directly from the Service Center. The same terms and conditions apply. The price which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your financial advisor, provided that your financial advisor forwards your order in a timely manner. You should contact your financial advisor if you have a dispute as to when your order was placed with the fund. Your financial advisor may charge a fee for buying and selling shares for you.

•	You may place orders to buy and sell over the phone by calling your financial advisor or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

•	If we receive your order to sell shares after 2:00 p.m. Eastern time you will receive the dividends declared that day. If we receive it before 2:00 pm Eastern time, you will not.

•	If we receive your purchase order before 2:00 p.m. Eastern time you will receive the dividends declared that day. If we receive it after 2:00 p.m. Eastern time, you will not.

•	After we or your financial advisor receive your order, we buy or sell your shares at the next price calculated on a day the fund is open for business.

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•	The payment of redemption proceeds (including exchanges) for shares of the fund recently purchased by check may be delayed for up to 10 calendar days while we wait for your check to clear.

•	Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

•	You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

•	We reserve the right to withdraw or suspend the offering of shares at any time.

•	We reserve the right to withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding.

•	We reserve the right to reject a new account application if you don’t provide any required or requested identifying information, or for other reasons.

•	We reserve the right to refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law.

22

•	We reserve the right to close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability.

•	We reserve the right to close your account and send you the proceeds if your balance falls below the fund’s minimum account balance; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares or in any case where a fall in share price created the low balance).

•	When you want to send sale proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances. A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

•	We reserve the right to pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less.

23

•	We reserve the right to change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time).

•	We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

•	Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or the Service Center for more information.

•	During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

•	The fund reserves the right to reject purchases of fund shares (including purchases that are part of an exchange) for any reason. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspensions of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

•	Account Statements and Fund Reports: We or your financial advisor will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a semi-annual and annual report on your fund’s overall performance, its current holdings and its investing strategies.

24

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Deutsche Asset Management or DWS funds.

Exchange Privilege. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management or DWS mutual funds. When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: We may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund’s prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.

Please note the following conditions:

•	The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

•	You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

•	If you are maintaining a taxable account, you may have to pay taxes on the exchange.

•	Your exchange must meet the minimum investment amount for the class of shares being purchased.

•	The accounts between which you exchange must be the same share class.

25

Special shareholder services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

•	Regular Investments: You can make regular investments automatically from your checking account. You will need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum.

•	Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify. You will need to make sure your bank has ACH services. Transactions take two to three days to be completed and there is a $50 minimum.

•	Checkwriting: We issue you a checkbook linked to your account. You can sell shares by writing a check for the desired amount free of charge, but you cannot close your account by check. You continue to earn dividends on the shares you sell by check until the check clears. The minimum check amount is $500.

•	The fund will accept ACH debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone 1-800-730-1313 or write (DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154) the Shareholder Service Agent as soon as possible. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

26

Financial Highlights

The table below provides a picture of the fund’s financial performance for the past five years. Certain information selected reflects financial results for a single fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

Treasury Money Fund — Institutional Class

Years Ended December 31,	2005		2004		2003		2002		2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	.029		.011		.009		.015		.04
Net realized gain (loss) on investment transactions^a	—		—		—		—		—

Total from investment operations	.029		.011		.009		.015		.04

Less distributions from:
Net investment income	(.029)		(.011)		(.009)		(.015)		(.04)
Net realized gain on investment transactions	—	^a	—	^a	—	^a	—	^a	—

Total distributions	(.029)		(.011)		(.009)		(.015)		(.04)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return (%)^b	2.96		1.12		.91		1.55		3.85

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	395		365		621		581		527
Ratio of expenses before expense reductions, including expenses allocated from the Scudder Treasury Money Portfolio (%)	.30		.30		.28		.27		.27
Ratio of expenses after expense reductions, including expenses allocated from the Scudder Treasury Money Portfolio (%)	.25		.25		.25		.25		.25
Ratio of net investment income (%)	2.91		1.09		.90		1.51		3.95

^a	Amount is less than $.0005 per share.
^b	Total return would have been lower had certain expenses not been reduced.

27

Notes

Notes

Notes

Notes

To Get More Information

Shareholder reports — Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI) — You can find more detailed information about the fund in the current SAI, dated May 1, 2006, which we have filed electronically with the SEC and which is incorporated by reference into this prospectus. To receive your free copy of the SAI, the annual or semiannual report, or if you have questions about investing in the fund, write to us at: Deutsche Asset Management, c/o DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 or call our toll-free number: 1-800-730-1313. The fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com.

You can find reports and other information about the fund on the EDGAR Database on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-2001. Information about the fund, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-551-5850.

Distributor

DWS Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

A Member of	SEC File Number:
Deutsche Asset Management [LOGO]	Treasury Money Fund — Institutional Class 811-6071

STATEMENT OF ADDITIONAL INFORMATION

INVESTORS CASH TRUST

TREASURY PORTFOLIO

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated                          , 2007 for the Joint Special Meeting of Shareholders of Treasury Money Fund Investment, a series of DWS Advisor Funds (“Treasury Investment Fund”) and Treasury Money Fund Institutional, a series of DWS Institutional Funds (“Treasury Institutional Fund”) to be held on                    , 2007, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 730-1313, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Treasury Portfolio series of Investors Cash Trust (“ICT Treasury Fund”) is contained in ICT Treasury Fund’s statements of additional information dated August 1, 2006, as supplemented from time to time, for Institutional Shares and Investment Class shares, which are attached to this statement of additional information as Appendix A and Appendix B. The audited financial statements and related independent registered public accounting firm’s report for ICT Treasury Fund contained in the Annual Report for the fiscal year ended March 31, 2006 and the unaudited financial statements contained in the Semi-annual Report for the six-month period ended September 30, 2006 are incorporated herein by reference insofar as they relate to the Fund’s participation in the merger. No other parts of the Annual Report are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of ICT Treasury Fund as if the mergers contemplated by the Agreement had been consummated on September 30, 2006, unless otherwise indicated.

Further information about Treasury Investment Fund and Treasury Institutional Fund is contained in each Fund’s statement of additional information dated May 1, 2006, as supplemented from time to time.

The date of this statement of additional information is                         , 2007.

S-1

Pro Forma

Portfolio of Investments

as of September 30, 2006

	ICT Treasury Fund Principal Amount ($)	DWS Treasury Money Portfolio (Master) Principal Amount ($)	Combined Pro Forma Principal Amount ($)	ICT Treasury Fund Value ($)	DWS Treasury Money Portfolio (Master) Value ($)	Combined Pro Forma Value ($)
Repurchase Agreements 109.0%
Banc of America Securities LLC, 5.2%, 10/24/2006	4,000,000	36,000,000	40,000,000	4,000,000	36,000,000	40,000,000
Banc of America Securities LLC, 5.3%, 10/2/2006	8,000,000	50,000,000	58,000,000	8,000,000	50,000,000	58,000,000
BNP Paribas., 5.07%, 10/2/2006	10,000,000	127,000,000	137,000,000	10,000,000	127,000,000	137,000,000
BNP Paribas, 5.18%, 11/17/2006	4,000,000	45,200,000	49,200,000	4,000,000	45,200,000	49,200,000
Countrywide Securities Corp., 5.25%, 11/17/2006	—	80,000,000	80,000,000	—	80,000,000	80,000,000
Countrywide Securities Corp., 5.27%, 10/2/2006	—	88,000,000	88,000,000	—	88,000,000	88,000,000
Credit Suisse First Boston LLC, 5.05%, 10/2/2006	7,000,000	100,000,000	107,000,000	7,000,000	100,000,000	107,000,000
Credit Suisse First Boston LLC, 5.18%, 11/20/2006	8,000,000	91,000,000	99,000,000	8,000,000	91,000,000	99,000,000
Lehman Brothers, Inc., 5.01%, 10/2/2006	2,300,000	—	2,300,000	2,300,000	—	2,300,000
Lehman Brothers, Inc., 5.23%, 10/5/2006	14,000,000	—	14,000,000	14,000,000	—	14,000,000
Merrill Lynch Government Security., Inc., 5.2%, 12/12/2006	6,500,000	72,000,000	78,500,000	6,500,000	72,000,000	78,500,000
Morgan Stanley & Co., Inc., 5.21%, 10/24/2006	3,000,000	35,000,000	38,000,000	3,000,000	35,000,000	38,000,000
State Street Bank and Trust Co., 4.78%, 10/2/2006	87,000	—	87,000	87,000	—	87,000
The Goldman Sachs Co., Inc., 5.17%, 11/13/2006	2,000,000	78,000,000	80,000,000	2,000,000	78,000,000	80,000,000
UBS Securities LLC, 5.02%, 10/2/2006	—	45,088,765	45,088,765	—	45,088,765	45,088,765

Total Repurchase Agreements (Cost $68,887,000, $847,288,765 and $916,175,765, respectively)				68,887,000	847,288,765	916,175,765

Total Investment Portfolio (Cost $68,887,000, $847,288,765 and $916,175,765 respectively) 99.87%				68,887,000	847,288,765	916,175,765
Other Assets and Liabilities, Net 0.13%				(2,346)	1,152,039	1,149,693

Net Assets 100.0%				68,884,654	848,440,804	917,325,458

PRO FORMA CAPITALIZATION (UNAUDITED)

The following sets forth the unaudited capitalization of each fund as of September 30, 2006 and of ICT Treasury Fund, on a pro forma combined basis, giving effect to each proposed acquisition of assets at net asset value as of that date. (1)

	ICT Treasury Fund	Treasury Institutional Fund	Treasury Investment Fund	Pro Forma Adjustments	ICT Treasury Fund Pro Forma Combined
Net Assets
Institutional Class	$3,335,955	$735,421,203	$—	—	$738,757,158
Investment Class	$—	$—	$111,746,490	—	$111,746,490
Premier	$65,548,699	$—	$—	—	$65,548,699

Total Net assets	$68,884,654	$735,421,203	$111,746,490	—	$916,052,347

Shares outstanding
Institutional Class	3,335,548	735,463,539	—	—	738,799,087
Investment Class	—	—	111,756,876	—	111,756,876
Premier	65,564,849	—	—	—	65,564,849

Net Asset Value per share
Institutional Class	$1.00	$1.00	$—	—	$1.00
Investment Class	$—	$—	$1.00	—	$1.00
Premier	$1.00	$—	$—	—	$1.00

1)	Assumes the mergers had been consummated on September 30, 2006 and is for information purposes only. No assurance can be given as to how many shares of ICT Treasury Fund will be received by the shareholders of Treasury Institutional Fund or Treasury Investment Fund on the date the mergers take place, and the foregoing should not be relied upon to reflect the number of shares of ICT Treasury Fund that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

As Of September 30, 2006 (Unaudited)

	ICT Treasury Fund	Treasury Institutional Fund	Treasury Investment Fund	Pro Forma Adjustments	ICT Treasury Fund Pro Forma Combined
Investments, at value	$68,887,000	$735,394,777	$111,893,988	$—	$916,175,765
Cash	$83	$—	$—	$—	$83
Other assets less liabilities	$(2,429)	$26,425	$(147,498)	$—	$(123,501)

Total Net assets	$68,884,654	$735,421,203	$111,746,490	$—	$916,052,347

Net Assets
Institutional Class	$3,335,955	$735,421,203	$—	$—	$738,757,158
Investment Class	$—	$—	$111,746,490	$—	$111,746,490
Premier	$65,548,699	$—	$—	$—	$65,548,699

Total Net assets	$68,884,654	$735,421,203	$111,746,490	$—	$916,052,347

Share Outstanding
Institutional Class	3,335,548	735,463,539	—	—	738,799,087
Investment Class	—	—	111,756,876	—	111,756,876
Premier	65,564,849	—	—	—	65,564,849

Net Asset Value per Share
Institutional Class	$1.00	$1.00	$—	—	$1.00
Investment Class	$—	$—	$1.00	—	$1.00
Premier	$1.00	$—	$—	—	$1.00

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED September 30, 2006 (Unaudited)

	ICT Treasury Fund	Treasury Institutional Fund	Treasury Investment Fund	Pro Forma Adjustments		ICT Treasury Fund Pro Forma Combined
Investment Income:
Interest and dividend income	$2,063,722	$20,086,943	$7,624,317	—		$29,774,982

Total Investment Income	2,063,722	20,086,943	7,624,317	—		29,774,982
Expenses
Management Fees	61,798	646,153	254,379	(24,445	)(2)	937,885
Services to Shareholders	108,982	30,674	27,416	1,027,591	(3)	1,194,663
Administrative Fee	—	564,905	904,908	(1,469,813	)(3)	—
Custodian Fees	11,187	7,326	2,793	10,724	(3)	32,030
Fund Accounting	—	—	—	—		—
Distribution Service Fees	199,285	—	—	438,088	(3)	637,373
Auditing	21,220	51,137	31,270	(59,219	)(3)	44,408
Legal	10,504	94,156	45,385	37,285	(3)	187,330
Trustees Fees	6,554	30,269	13,784	(11,031	)(3)	39,576
Reports to Shareholders	14,637	21,366	20,005	(3,354	)(3)	52,654
Other Expenses	23,885	110,460	38,358	(25,372	)(3)	147,331

Total expenses before reductions	458,052	1,556,446	1,338,298	(79,546)		3,273,250
Expense reductions	(65,250)	(475,405)	(76,517)	330,143	(4)	(287,029)

Expenses, net	392,802	1,081,041	1,261,781	250,597		2,986,221

Net investment income (loss)	1,670,920	19,005,902	6,362,536	(250,597)		26,788,761

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	156	(25,283)	(11,681)	—		(36,808)
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	—	—	—	—		—

Net increase in net assets from operations	$1,671,076	$18,980,619	$6,350,855	$(250,597)		$26,751,953

Notes to Pro Forma Combining Financial Statements

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 2006 and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 2006 for ICT Treasury Fund Tresaury Institutional Fund and Treasury Investment Fund, as adjusted, giving effect to the merger as if it had occurred at the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

2. Represents reduction in management fees resulting from the use of ICT Treasury Fund’s management fee agreement, applied to the pro forma combined average daily net assets.

3. Represents estimated increase (decrease) in expense resulting from the merger.

4. Represents decrease in expense reimbursement due to lower expenses resulting from the merger.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Treasury Institutional Fund and Treasury Investment Fund Fund in exchange for shares of ICT Treasury Fund at net asset value. Following the acquisition, ICT Treasury Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, ICT Treasury Fund intends to continue to qualify as a regulated investment company.

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust	DWS International Fund	DWS Variable Series II

Government & Agency Securities	DWS International Select Equity Fund	DWS Balanced VIP

Portfolio	DWS Investments VIT Funds	DWS Blue Chip VIP

Money Market Portfolio	DWS RREEF Real Estate Securities VIP	DWS Conservative Allocation VIP

Tax-Exempt Portfolio	DWS Small Cap Index VIP	DWS Core Fixed Income VIP

Cash Management Fund Institutional	DWS Davis Venture Value VIP	DWS Equity 500 Index VIP

Cash Management Fund Investment	DWS Dreman Financial Services VIP	DWS Japan Equity Fund

Cash Reserve Fund	DWS Large Cap Value Fund	DWS Dreman High Return Equity VIP

Prime Series	DWS Large Company Growth Fund	DWS Dreman Small Cap Value VIP

Tax-Free Series	DWS Latin America Equity Fund	DWS Global Thematic VIP

Treasury Series	DWS Lifecycle Long Range Fund	DWS Government & Agency Securities VIP

Daily Assets Fund Institutional	DWS Growth Allocation VIP	DWS Managed Municipal Bond Fund

DWS Balanced Fund	DWS Massachusetts Tax-Free Fund	DWS High Income VIP

DWS Blue Chip Fund	DWS Micro Cap Fund	DWS Income Allocation VIP

DWS California Tax Free Income Fund	DWS International Select Equity VIP	DWS Mid Cap Growth Fund

DWS Capital Growth Fund	DWS Moderate Allocation Fund	DWS Janus Growth & Income VIP

DWS Cash Investment Trust	DWS Money Market Fund	DWS Janus Growth Opportunities VIP

DWS Commodity Securities Fund	DWS Large Cap Value VIP	DWS Money Market Series

DWS Communications Fund	DWS New York Tax-Free Income Fund	DWS Mercury Large Cap Core VIP

DWS Conservative Allocation Fund	DWS Pacific Opportunities Equity Fund	DWS MFS Strategic Value VIP

DWS Core Fixed Income Fund	DWS RREEF Real Estate Securities Fund	DWS Mid Cap Growth VIP

DWS Core Plus Income Fund	DWS S&P 500 Index Fund	DWS Moderate Allocation VIP

DWS Dreman Concentrated Value Fund	DWS Money Market VIP	DWS Short Duration Fund

DWS Dreman Financial Services Fund	DWS Oak Strategic Equity VIP	DWS Short Duration Plus Fund

DWS Dreman High Return Equity Fund	DWS Salomon Aggressive Growth VIP	DWS Short Term Bond Fund

DWS Dreman Mid Cap Value Fund	DWS Small Cap Growth VIP	DWS Short-Term Municipal Bond Fund

DWS Dreman Small Cap Value Fund	DWS Strategic Income VIP	DWS Small Cap Core Fund

DWS EAFE Equity Index Fund	DWS Small Cap Growth Fund	DWS Technology VIP

DWS Emerging Markets Equity Fund	DWS Templeton Foreign Value VIP	DWS Small Cap Value Fund

DWS Emerging Markets Fixed Income Fund	DWS Turner Mid Cap Growth VIP	DWS Strategic Income Fund

DWS Enhanced S&P 500 Index Fund	Investors Cash Trust	DWS Target 2006 Fund

DWS Equity 500 Index Fund	DWS Target 2008 Fund	Government & Agency Securities Portfolio

DWS Equity Income Fund	DWS Target 2010 Fund	Treasury Portfolio

DWS Equity Partners Fund	DWS Target 2011 Fund	Investors Municipal Cash Fund

DWS Europe Equity Fund	DWS Target 2012 Fund	Investors Florida Municipal Cash Fund

DWS Global Bond Fund	DWS Target 2013 Fund	Investors Michigan Municipal Cash Fund

DWS Global Opportunities Fund	DWS Target 2014 Fund	Investors New Jersey Municipal Cash Fund

DWS Global Thematic Fund	DWS Tax Free Money Fund	Investors Pennsylvania Municipal Cash

DWS GNMA Fund	DWS Tax-Exempt Money Fund	Fund

DWS Gold & Precious Metals Fund	DWS Technology Fund	Tax-Exempt New York Money Market Fund

DWS Government & Agency Money Fund	DWS U.S. Bond Index Fund	Money Market Fund Investment

DWS Growth & Income Fund	DWS U.S. Government Securities Fund	New York Tax Free Money Fund

DWS Growth Allocation Fund	DWS U.S. Treasury Money Fund	Tax Exempt California Money Market Fund

DWS Growth Plus Allocation Fund	DWS Value Builder Fund	Tax Free Money Fund Investment

DWS Health Care Fund	DWS Variable Series I	Treasury Money Fund Institutional

DWS High Income Fund	DWS Bond VIP

DWS High Income Plus Fund	DWS Capital Growth VIP

DWS High Yield Tax Free Fund	DWS Global Opportunities VIP

DWS Inflation Protected Plus Fund	DWS Growth & Income VIP

DWS Intermediate Tax/AMT Free Fund	DWS Health Care VIP

DWS International Equity Fund	DWS International VIP

The following replaces the second and third paragraphs under the “Portfolio Holdings Information” section of each of the above-referenced fund's Statement of Additional Information:

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a fund’s non-public portfolio holdings information to \Authorized Third Parties, a person authorized by a fund's Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Please Retain This Supplement for Future Reference

October 2, 2006

Supplement to the currently effective Statements of Additional Information of each of the listed funds/portfolios:

Cash Account Trust	DWS GNMA Fund
DWS Short Term Bond Fund
Government & Agency Securities	DWS Gold & Precious Metals Fund
DWS Short-Term Municipal Bond Fund
Portfolio	DWS Growth & Income Fund
DWS Small cap Core Fund
Money Market Portfolio	DWS Growth Allocation Fund
DWS Small Cap Growth Fund
Tax-Exempt Portfolio	DWS Growth Plus Allocation Fund
DWS Small Cap Value Fund
Cash Management Fund Institutional	DWS Health Care Fund
DWS Strategic Income Fund
Cash Management Fund Investment	DWS High Income Fund
DWS Target 2008 Fund
Cash Reserve Fund, Inc.	DWS High Income Plus Fund
DWS Target 2010 Fund
Prime Series	DWS High Yield Tax Free Fund
DWS Target 2011 Fund
Tax-Free Series	DWS Inflation Protected Plus Fund
DWS Target 2012 Fund
Treasury Series	DWS Intermediate Tax/AMT Free Fund
DWS Target 2013 Fund
Cash Reserves Fund Institutional	DWS International Equity Fund
DWS Target 2014 Fund
Daily Assets Fund Institutional	DWS International Fund
DWS Tax Free Money Fund
DWS Balanced Fund	DWS International Select Equity Fund
DWS Technology Fund
DWS Blue Chip Fund	DWS International Value Opportunities
DWS U.S. Bond Index Fund
DWS California Tax-Free Income Fund	Fund
DWS U.S. Government Securities Fund
DWS Capital Growth Fund	DWS Japan Equity Fund
DWS U.S. Treasury Money Fund
DWS Cash Investment Trust	DWS Large Cap Value Fund
DWS Value Builder Fund
DWS Commodity Securities Fund	DWS Large Company Growth Fund
Investors Cash Trust
DWS Communications Fund	DWS Latin America Equity Fund
Government & Agency Securities
DWS Conservative Allocation Fund	DWS Lifecycle Long Range Fund
Portfolio
DWS Core Fixed Income Fund	DWS Managed Municipal Bond Fund
Treasury Portfolio
DWS Core Plus Allocation Fund	DWS Massachusetts Tax-Free Fund
Investors Municipal Cash Fund
DWS Core Plus Income Fund	DWS Micro Cap Fund
Investors Florida Municipal cash
DWS Disciplined Market Neutral Fund	DWS Mid Cap Growth Fund
Fund
DWS Dreman concentrated Value Fund	DWS Moderate Allocation Fund
Investors Michigan Municipal Cash
DWS Dreman Financial Services Fund	DWS Money Funds
Fund
DWS Dreman High Return Equity Fund	DWS Government & Agency Money Fund
Investors New Jersey Municipal
DWS Dreman Mid Cap Value Fund	DWS Money Market Prime Series
Cash Fund
DWS Dreman Small Cap Value Fund	DWS Tax-Exempt Money Fund
Investors Pennsylvania Municipal
DWS EAFE(R) Equity Index Fund	DWS Money Market Series
Cash Fund
DWS Emerging Markets Equity Fund	DWS New York Tax-Free Income Fund
Tax-Exempt New York Money Market
DWS Emerging Markets Fixed Income Fund	DWS Pacific Opportunities Equity Fund
Fund
DWS Enhanced S&P 500 Index Fund	DWS RREEF Global Real Estate
Money Market Fund Investment
DWS Equity 500 Index Fund	Securities Fund
NY Tax Free Money Fund
DWS Equity Income Fund	DWS RREEF Real Estate Securities Fund
Tax Free Money Fund Investment
DWS Equity Partners Fund	DWS S&P 500 Index Fund
Tax-Exempt California Money Market Fund
DWS Europe Equity Fund	DWS Short Duration Fund
Treasury Money Fund
DWS Global Bond Fund	DWS Short Duration Plus Fund
Treasury Money Fund Investment
DWS Global Opportunities Fund
DWS Global Thematic Fund

The following information supplements the “Purchase and Redemption” section of each fund’s/portfolio’s Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the

[DWS SCUDDER LOGO]

Deutsche Bank Group

level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sa le and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative , sub-accounting or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list , or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, ..05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS Funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above :

Channel: Broker-Dealers and Financial Advisors

AG Edwards & Sons Inc.

AIG	Advisors Group
Cadaret,	Grant & Co. Inc.
Brown	Brothers Harriman
Capital	Analyst, Incorporated
Citicorp	Investment Services
Citigroup	Global Markets, Inc. (dba Smith Barney)

2

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

3

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel:	Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

4

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co. - International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Comp any)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S. A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group

Minnesota Life Insurance Company

5

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

October 30, 2006

6

Appendix A

INVESTORS CASH TRUST

Treasury Portfolio

Service Shares

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

This Statement of Additional Information contains information about the Service Shares of Treasury Portfolio (the “Portfolio”) offered by Investors Cash Trust (the “Trust”). This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Service Shares of the Portfolio, dated August 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-231-8568, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Portfolio, dated March 31, 2006, accompanies this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

i

INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which, except for the policies designated as nonfundamental below, may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Trust is an open-end diversified management investment company.

As a matter of fundamental policy, the Portfolio may not:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.	make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following policies are non-fundamental, and may be changed or eliminated for the Portfolio by its Board without a vote of the Portfolio’s shareholders: The Portfolio may not:

1.	lend portfolio securities in an amount greater than 5% of its total assets;

2.	invest more than 10% of net assets in illiquid securities; or

3.	invest more than 10% of total assets in non-affiliated investment companies.

4.	borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

The Portfolio will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of the Portfolio’s net assets, valued at the time of the transaction, would be invested in such securities.

INVESTMENT POLICIES AND TECHNIQUES

Except as otherwise indicated, the Portfolio’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Portfolio’s objective will be met.

The Portfolio described in this Statement of Additional Information seeks to provide maximum current income consistent with stability of capital. The Portfolio is managed to maintain a net asset value of $1.00 per share.

The Portfolio is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Portfolio is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors’ money to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers two investment Portfolios: the Government & Agency Securities Portfolio and the Treasury Portfolio. The Government & Agency Securities Portfolio currently offers three classes of shares: the Service Shares, the Government Cash Managed Shares and the DWS Cash Institutional Shares. The Government & Agency Securities Portfolio is described in a separate SAI. The Treasury Portfolio offers two classes of shares: Service Shares and the Premier Money Market Shares. Service Shares of Treasury Portfolio are described herein. Because the Portfolio combines its shareholders’ money, it can buy and sell large blocks of securities, which reduces transaction costs and maximizes yields. The Trust is managed by investment professionals who analyze market trends to take advantage of changing conditions and who seek to minimize risk by diversifying the Portfolio’s investments. The Portfolio’s investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

The Portfolio is designed primarily for state and local governments and related agencies, school districts and other tax-exempt organizations to invest the proceeds of tax-exempt bonds and working capital.

The Portfolio will also provide written notice to shareholders at least sixty days prior to changing the Portfolio’s investment objective, if the trustees vote to do so.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Portfolio may engage or a financial instrument which the Portfolio may purchase are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing the Portfolio’s assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Portfolio, but, to the extent employed, could, from time to time, have a material impact on the Portfolio’s performance.

Illiquid Securities and Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

2

The Portfolio’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Portfolio may be required to bear all or part of the registration expenses. The Portfolio may be deemed to be an “underwriter” for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Portfolio, has received exemptive relief from the SEC which permits the Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, each is subject to its applicable investment restrictions relating to borrowing.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a money market fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent Portfolio’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio’s investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

3

Securities eligible for investment by the Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time during such period. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

The assets of the Portfolio consist entirely of cash items and investments having an effective maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term “Government securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio will vary according to management’s appraisal of money market conditions. The Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a US Government security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff. Currently, the Portfolio will only enter into repurchase agreements with primary US Government securities dealers recognized by the Federal Reserve Bank of New York that have been approved by the Advisor.

A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the fund subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court

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characterized the transaction as a loan and the Portfolio has not perfected an interest in the Obligation, the fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to the Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolios who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Portfolio’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. The Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Third Party Puts. The Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals not exceeding 397 calendar days to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the Portfolio will be that of holding such a long-term bond and the weighted average maturity of the Portfolio’s investments and the Portfolio’s liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, the fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various

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regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Portfolio’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Portfolio and may even result in losses to the Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Portfolio’s average portfolio maturity. As a result, the Portfolio’s return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Portfolio may invest in US Government securities having rates of interest that are adjusted periodically or which “float” continuously according to formulae intended to minimize fluctuation in values of the instruments (“Variable Rate Securities”). The interest rate on Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

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Investment Company Securities. The Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment restrictions and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Portfolio’s prospectus. The Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Portfolio who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio’s Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Portfolio’s Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolio and information derived therefrom, including, but not limited to, how the Portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Portfolio’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolio’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

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MANAGEMENT OF THE PORTFOLIO

Investment Advisor. On April 5, 2002, 100% of Zurich Scudder Investments, Inc. (“Scudder”), not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management, is the investment advisor for the Portfolio. Under the supervision of the Board of Trustees of the Portfolio, with headquarters at 345 Park Avenue, New York, New York, 10154, DeIM makes the Portfolio’s investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages the Portfolio’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by the Advisor and its affiliates to the DWS Mutual Funds.

Pursuant to an investment management agreement with the Trust, on behalf of the Portfolio, the Advisor acts as the Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio.

The present investment management agreement for Investors Cash Trust (the “Agreement”) was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees

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on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Portfolio with continuing investment management consistent with the Portfolio’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Portfolio’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to the Portfolio’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Portfolio.

Under the Portfolio’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolio (such as the Portfolio’s transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Portfolio’s federal, state and local tax returns; preparing and filing the Portfolio’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities; monitoring the registration of shares of the Portfolio under applicable federal and state securities laws; maintaining the Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring the Portfolio’s operating budget; processing the payment of the Portfolio’s bills; assisting the Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under its Agreement, the Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. The Portfolio is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

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In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Portfolio’s expense.

For these services, the Trust pays the Advisor a monthly investment management fee of 1/12 of 0.15% of the average daily net assets of the Treasury Portfolio and Government & Agency Securities Portfolio (a separate portfolio of the Trust). The investment management fee is computed based on the combined average daily net assets of the Portfolios and allocated between the Portfolios based upon the relative net assets of each. For fiscal years ended March 31, 2004, 2005 and 2006, the Trust incurred investment management fees for the Treasury Portfolio of $75,657, $67,256 and $129,210, respectively. For the fiscal year ended March 31, 2006, the Advisor waived $87,367 of the Treasury Portfolio’s investment management fee. For the fiscal years ended March 31, 2005 and March 31, 2004, the Advisor waived Treasury Portfolio’s entire investment management fee. In addition, during the fiscal years ended March 31, 2005 and March 31, 2004, under expense limits then in effect, the Advisor (or an affiliate) reimbursed $12,326 and $6,417, respectively, of the Portfolio’s Service Shares operating expenses.

Through July 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Portfolio to the extent necessary to maintain the Portfolio’s total operating expenses at 0.25%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

By contract, the Advisor and certain affiliates had agreed to waive and reimburse certain operating expenses to 0.25% of the average daily net assets of the Service Shares of the Portfolio on an annual basis until July 31, 2006. For this purpose, “Portfolio operating expenses” do not include certain expenses such as reorganization, taxes, brokerage and interest expense. By contract, the Advisor and certain affiliates had agreed to waive and reimburse certain operating expenses to 0.25% of the average daily net assets of the Service Shares of the Portfolio on an annual basis until July 31, 2005. For this purpose, “Portfolio operating expenses” do not include certain expenses such as reorganization, taxes, brokerage and interest expense.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

The Portfolio, the Advisor and the principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolio, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes

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in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the fund to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade.

Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

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The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolio’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions

During the last three fiscal years the Portfolio paid no portfolio brokerage commissions.

PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant to an underwriting and distribution services agreement (the “Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust.

As principal underwriter for the Trust, DWS-SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. DWS-SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. DWS-SDI has related selling group agreements with various firms to provide distribution services for Portfolio shareholders. DWS-SDI receives no compensation from the Trust as principal underwriter for the shares and pays all expenses of distribution of the shares not otherwise paid by dealers and other financial services firms. DWS-SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Portfolio.

The Distribution Agreement, last approved by the Trustees of the Trust on September 23, 2005, continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days’ written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a “majority of the outstanding voting securities” of the Trust as defined under the 1940 Act.

Administrative services are provided to the Service Shares of the Portfolio under an administration and shareholder services agreement (the “Services Agreement”) with DWS-SDI. DWS-SDI bears all its expenses of providing

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services pursuant to the Services Agreement between DWS-SDI and the Service Shares of the Portfolio, including the payment of service fees. Service Shares of the Portfolio currently pays DWS-SDI an administrative services fee, payable monthly, at an annual rate of up to 0.05% of average daily net assets attributable to those shares of the Portfolio. In the discretion of the Board of Trustees of the Trust, the administrative services fee may be increased to a maximum of 0.10% of average daily net assets.

During the fiscal year ended March 31, 2006, the Service Shares of the Portfolio incurred administrative services fees of $2,597 (all of which was waived). During the fiscal year ended March 31, 2005, the Service Shares of the Portfolio incurred administrative services fees of $3,699 (all of which was waived). During the fiscal year ended March 31, 2004, the Service Shares of the Portfolio incurred administrative services fees of $9,516 (all of which was waived).

DWS-SDI has entered into related arrangements with various banks, broker-dealer firms and other service or administrative firms (“firms”) that provide services and facilities for their customers or clients who are investors in Service Shares of the Portfolio. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Portfolio, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. Currently, DWS-SDI pays each firm a service fee, normally payable monthly, at an annual rate of between 0.05% and 0.10% of the average daily net assets in the Portfolio’s Service Shares accounts that it maintains and services. This fee may be paid from fees received by DWS-SDI under the Services Agreement. Firms to which service fees may be paid may include affiliates of DWS-SDI.

In addition, DWS-SDI may from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Service Shares of the Portfolio.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Service Agreement not paid to firms to compensate itself for administrative functions performed for the Service Shares of the Portfolio.

Independent Registered Public Accounting Firm

The financial highlights of the Portfolio included in the Portfolio’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trust and the Independent Trustees.

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Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolio; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolio.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolio.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110 (the “Custodian”), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio.

SSB also acts as transfer agent for the Portfolio. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (DWS-SISC), 210 West 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

The Portfolio has entered into arrangements whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolio’s expenses. During the fiscal year ended March 31, 2006, the Treasury Portfolio’s custodian fees were reduced by $13, under these arrangements.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

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Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Portfolio’s transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms (“Firms”) provide varying arrangements for their clients to purchase and redeem the Portfolio’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolio’s transfer agent, DWS-SISC (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of the Portfolio’s assets, up to 0.10% of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with the Portfolio’s check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Portfolio’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Portfolio’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Portfolio and the financial institution, ordinarily orders will be priced at the Portfolio’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Portfolio. Further, if purchases or redemptions of the Portfolio’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Portfolio at any time for any reason.

Purchase of Shares

Shares of the Portfolio are sold at their net asset value next determined after an order and payment are received in the form described in the prospectus. The minimum initial investment is $1,000,000 but such minimum amount may be changed at any time in management’s discretion. The Portfolio may waive the minimum for purchases by trustees, directors, officers or employees of the Portfolio or the Advisor and its affiliates. An investor wishing to open an account should use the Account Application available from the Portfolio or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

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To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Portfolio’s prospectus.

No third party checks or cash equivalents (cashier checks, money orders, etc.) will be accepted for initial investment to establish an account.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the Portfolio will be redeemed by the Portfolio at the next determined net asset value. If processed at or prior to 4:00 p.m. Eastern time, the shareholder will receive that day’s dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

If shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House (“ACH”) transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected Portfolios have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (see “Redemptions by Draft”) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

The Portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the Portfolio or the fair determination of the value of the portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is the Portfolio’s present policy to redeem in cash, the Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirement, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder of record.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other Portfolio, the redemption of such shares by the Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification

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procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

The Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by the Portfolio’s transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed (if applicable) to DWS Scudder Investments Service Company, P.O. Box 219153, Kansas City, Missouri 64121-7196. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under “General” above, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder’s brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 2:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability described under “General” above. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder

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Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on the Portfolio (“Redemption Checks”). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of the Portfolio account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive cash dividends unless they elect to receive dividends in additional shares. For cash dividends, checks will be mailed or proceeds wired within five business days after the reinvestment date described below. For dividends paid in additional shares, dividends will be reinvested monthly in shares of the same Portfolio normally on the first day of each month, if a business day, otherwise on the next business day. The Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of redemption not later than the next dividend payment date.

The Portfolio calculates its dividends based on its daily net investment income. For this purpose, net investment income generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses. Expenses of the Portfolio are accrued each day. Since the Portfolio’s investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above.

Dividends are paid in cash monthly and shareholders will receive monthly confirmation of dividends and of purchase and redemption transactions. Shareholders may select one of the following ways to receive dividends:

1.

Receive Dividends in Cash. Checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent. Dividends will be received in cash unless the shareholder elects to have them reinvested. If an investment

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is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

2.	Reinvest Dividends at net asset value into additional shares of the same Portfolio if so requested. Dividends are reinvested on the 1st day of each month if a business day, otherwise on the next business day.

The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder’s account.

TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Portfolio.

The Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and has qualified as such since its inception. The Portfolio intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Portfolio level. In order to qualify as a regulated investment company, the Portfolio must meet certain requirements regarding the source of its income and the diversification of its assets.

The Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

The Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than US government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

The Portfolio is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year the Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Portfolio is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Portfolio during the prior calendar year. Although the Portfolio’s distribution policies should enable it to avoid excise tax liability, the Portfolio may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Portfolio.

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Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Portfolio with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Portfolio may be subject to state and local taxes on distributions received from the Portfolio and on redemptions of the Portfolio’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Portfolio, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Investors Cash Trust as of August 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless

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otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Board Member.

The following individuals hold the same position with the Portfolio and the Trust.

Independent Board Members

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen

Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	68

John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company)	68

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	68

James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	68

William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68

Robert H. Wadsworth (1940) Board Member, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. since 1992), (The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

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Officers(2)

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael G. Clark(4) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1997-2000)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

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Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present; formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolio, managed by the Advisor. For the officers of the Portfolio, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolio.

(3)	Executive title, not a board directorship.

(4)	Address: 345 Park Avenue, New York, New York 10154.

(5)	Address: Two International Place, Boston, Massachusetts 02110.

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Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolio and to provide oversight of the management of the Portfolio. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolio, confers with the independent registered public accounting firm regarding the Portfolio’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolio’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolio’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolio, such as reviewing the Portfolio’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are

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John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Portfolio, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolio’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Portfolio and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolio, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolio and aggregate compensation from the fund complex during the calendar year 2005.

Name of Trustee	Compensation from Treasury Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(3)(4)(5)
John W. Ballantine	$1,870	$0	$215,150
Donald L. Dunaway(1)	$1,940	$0	$224,660
James R. Edgar(2)	$1,610	$0	$173,790
Paul K. Freeman	$1,890	$0	$215,150
Robert B. Hoffman	$1,710	$0	$187,940
William McClayton	$1,680	$0	$181,180
Shirley D. Peterson(6)	$1,870	$0	$208,580
Robert H. Wadsworth	$1,580	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the

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Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Portfolio to Mr. Dunaway are $2,760.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Portfolio to Governor Edgar are $26,571.

(3)	For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 71 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.

(5)	If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.

(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board. Mr. Freeman, prior to his service as Independent Board Member of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member’s share ownership of the Fund and all funds in the fund complex overseen by each Board Member as of December 31, 2005.

Name of Board Member	Dollar Range of Securities Owned inTreasury Portfolio	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Board Member
John W. Ballantine	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000

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Name of Board Member	Dollar Range of Securities Owned inTreasury Portfolio	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Board Member
Paul K. Freeman	None	$1-$10,000**
Robert B. Hoffman	None	Over $100,000
William McClayton	None	$50,001-$100,000***
Shirley D. Peterson	None	Over $100,000
William N. Shiebler	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.

***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership	in Securities of the Advisor and Related Companies

As reported to a Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of a Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of a Portfolio (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis

John W. Ballantine		None

Donald L. Dunaway		None

James R. Edgar		None

Paul K. Freeman		None

Robert B. Hoffman		None

William McClayton		None

Shirley D. Peterson		None

Robert H. Wadsworth		None

Securities Beneficially Owned

As of July 18, 2006, all Trustees and Officers of the Portfolio as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Portfolio.

To the best of the Portfolio’s knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Portfolio’s outstanding shares, except as noted below.

As of July 18, 2006, 272,009.500 shares in the aggregate, or 9.18% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

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As of July 18, 2006, 254,902.920 shares in the aggregate, or 8.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,190.850 shares in the aggregate, or 10.43% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,792.590 shares in the aggregate, or 3.81% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 336,791.290 shares in the aggregate, or 11.36% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,905.760 shares in the aggregate, or 10.45% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 732,749.250 shares in the aggregate, or 24.72% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 255,581.150 shares in the aggregate, or 8.62% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Laurens County Health Care System, c/o Eagle Asset Management, Attn: Marilyn Sweebee, St. Petersburg, FL, 33716-1102, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 6,134,494.470 shares in the aggregate, or 9.02% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,157,935.630 shares in the aggregate, or 57.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,169,377.090 shares in the aggregate, or 10.55% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Emmett A. Larkin Company, Inc., San Francisco, CA 94104-3902, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 15,526,298.720 shares in the aggregate, or 22.84% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolio, DeIM has agreed to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person

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(including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolio’ Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolio or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolio.

TRUST ORGANIZATION

The Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into two series: Government & Agency Securities Portfolio and Treasury Portfolio. Government & Agency Securities Portfolio is divided into three classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares. Treasury Portfolio is divided into two classes of shares: Premier Money Market Shares and Service Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of the Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolio’s prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval. Currently, Government & Agency Securities Portfolios offers DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares and Treasury Portfolio offers Premier Money Market Shares and Service Shares.

The Portfolio generally is not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of the Trust, as amended (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Trust or any series or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws, or any registration of the Trust with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the

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reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio and the Portfolio may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor elected at such meeting or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that the Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees of the Portfolio have considered this and approved the use of a combined SAI for the Portfolio.

PROXY VOTING GUIDELINES

The Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Portfolio’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio, and the interests of the Advisor and its affiliates, including the Portfolio’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•

Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors.

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The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of independent registered public accounting firm, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

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FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, of Service Shares of Treasury Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Portfolio dated March 31, 2006 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of Treasury Portfolio’s Service Shares is 461473-886.

The Portfolio has a fiscal year end of March 31.

The Portfolio’s prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Portfolio have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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Appendix B

INVESTORS CASH TRUST

Treasury Portfolio

Investment Class

CASH ACCOUNT TRUST

Tax-Exempt Portfolio

Tax-Free Investment Class

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2006

(as revised January 12, 2007)

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the Investment Class shares of the Treasury Portfolio, a series of Investors Cash Trust and the Tax-Free Investment Class shares of the Tax-Exempt Portfolio, a series of Cash Account Trust dated August 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1148, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Portfolio, dated April 30, 2006 for Tax Exempt Portfolio and March 31, 2006 for Treasury Portfolio, which accompanies this Statement of Additional Information may also be obtained free of charge by calling (800) 730-1313. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

i

This combined Statement of Additional Information contains information about Tax-Free Investment Class (“Investment Class”) of the Tax-Exempt Portfolio (a “Portfolio”) offered by Cash Account Trust (a “Trust”) and Investment Class (collectively the “Investment Class”) of Treasury Portfolio (a “Portfolio,” collectively “the Portfolios”) offered by Investors Cash Trust (a “Trust,” collectively the “Trusts”).

INVESTMENT RESTRICTIONS

The Trusts have adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

Each Trust is an open-end diversified investment management company.

The Tax-Exempt Portfolio may not:

(1)	Purchase securities if as a result of such purchase more than 25% of the Portfolio’s total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2)	Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio’s assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3)	Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4)	Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio’s total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5)	Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)	Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7)	Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8)	Invest for the purpose of exercising control or management of another issuer.

(9)	Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11)	Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)	Issue senior securities as defined in the 1940 Act.

The Treasury Portfolio may not:

(1)	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

(6)	Purchase physical commodities or contracts relating to physical commodities; or

(7)	Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i)	Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Treasury Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i)	Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

(ii)	Lend portfolio securities in an amount greater than 5% of its total assets.

(iii)	Invest more than 10% of net assets in illiquid securities.

(iv)	Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio’s net assets valued at the time of the transaction would be invested in such securities.

INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with the stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

Each Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. Each Trust is designed for investors who seek maximum current income consistent with stability of capital. Each Trust pools individual and institutional investors’ money that it uses to buy high quality money market instruments. Each Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. Cash Account Trust currently offers three investment portfolios: Money Market Portfolio and Government & Agency Securities Portfolio (which are not offered in this Statement of Additional Information) and Tax-Exempt Portfolio. Investors Cash Trust currently offers two investment portfolios: Government & Agency Securities Portfolio (which is not offered in this Statement of Additional Information) and Treasury Portfolio. A Portfolio’s investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio’s net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax (“Municipal Securities”). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain “private activity” bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a “Standby Commitment.” Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio’s Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio’s policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio’s Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its

Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio’s Advisor. To the extent that the Portfolio’s assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio’s assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio’s assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Treasury Portfolio. The Treasury Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its goal by investing exclusively in short-term US Treasury securities and repurchase agreements backed by US Treasury securities. All securities purchased have a remaining maturity of 397 days or less. The timely payment of principal and interest on these securities in the portfolio is backed by the full faith and credit of the US Government. See below for information regarding variable rate securities and repurchase agreements.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio’s assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Portfolio an undivided interest in the Municipal Security in the proportion that a Portfolio’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Portfolio. It is anticipated by the Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trusts, on behalf of the Portfolios, have received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, a Portfolio’s Board has approved policies established by a Portfolio’s Advisor reasonably calculated to prevent a Portfolio’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a Portfolio’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a Portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months (397 calendar days for Treasury Portfolio) or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term “Government & Agency Securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management’s appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a Portfolio’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund’s original investment. A Portfolio may also invest in a municipal lease obligation by purchasing a participation interest in a municipal lease obligation.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio will invest in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio’s Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, a Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by a Portfolio on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio’s shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest.

Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a Portfolio is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A Portfolio may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Portfolio’s investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. While the Portfolio expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for a Portfolio to earn taxable income on Portfolios for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) “acquires a security (Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a

Portfolio together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Portfolio has not perfected an interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agrees that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at a fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by a Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a Portfolio’s custodian; (2) a fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund’s acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Portfolio at specified intervals not exceeding 12 months (397 calendar days for Treasury Portfolio) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund and the Portfolio’s liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average maturity. As a result, a Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Portfolio Holdings Information

In addition to the public disclosure of Portfolio portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, a Portfolio may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each Portfolio’s prospectus. Each Portfolio does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolios.

Each Portfolio’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees and each of their respective affiliates and advisors who require access to this information to fulfill their duties to a Portfolio and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Portfolio’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Portfolio’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Portfolio’s Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Portfolio’s Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolios and information derived therefrom, including, but not limited to, how the Portfolios’ investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Portfolios’ holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Portfolios’ portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Portfolios’ policies and procedures with respect to the disclosure of portfolio holdings information will protect the Portfolios from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE PORTFOLIOS

Investment Advisor. Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DIMA, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios’ investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by the Advisor and its affiliates to DWS Mutual Funds.

Pursuant to an investment management agreement with each Trust, on behalf of the applicable Portfolio, the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolios are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

The present investment management agreements (the “Agreements”) were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements, last reviewed by the Trustees on September 23, 2005, will continue in effect until September 30, 2006 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio’s assets shall be held uninvested, subject to the Trusts’ Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Portfolio’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trusts in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as each Portfolio’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing each Portfolio’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement a Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Portfolio. Each Portfolio is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Portfolio with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not “interested persons” of the Advisor are represented by independent counsel at the Portfolios’ expense.

For the services and facilities furnished to the portfolios of Cash Account Trust (i.e. the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio), the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Tax-Exempt Portfolio paid the Advisor fees of $1,595,008, for the fiscal year ended April 30, 2006; $1,783,751, for the fiscal year ended April 30, 2005 and $1,412,728, for the fiscal year ended April 30, 2004.

For three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Tax-Exempt Portfolio to the extent necessary to maintain the Portfolio’s Tax-Free Investment Class shares total operating expenses at 0.73% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

For services and facilities furnished to the portfolios of Investors Cash Trust (i.e. the Treasury Portfolio and the Government & Agency Securities Portfolio, the Portfolios pay a monthly investment management fee of 1/12 of 0.15% of average daily net assets of such Portfolios. The investment management fee is computed based on the combined average daily net assets of such Portfolios and allocated between the Portfolios based upon the relative net asset levels. Pursuant to the investment management agreement, the Treasury Portfolio incurred investment management fees of $129,210, $67,256 and $75,657 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively. For the fiscal year ended March 31, 2006, the Advisor waived $87,367 of Treasury Portfolio’s investment management fee. For the fiscal years ended March 31, 2005 and March 31, 2004, respectively, the Advisor waived Treasury Portfolio’s entire investment management fee.

For three years from the commencement of operations of the share class, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the

Treasury Portfolio to the extent necessary to maintain the Portfolio’s Investment Class shares total operating expenses at 0.71% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

Each Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trusts, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trusts. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters

On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DIMA”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“DWS-SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to DWS-SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DeAM, Inc. and DWS-SDI neither admitted nor denied any of the regulators’ findings, DIMA, DeAM, Inc. and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DeAM, Inc. and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

DWS-SDI has also offered to settle with the NASD regarding DWS-SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, DWS-SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted DWS-SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant to separate underwriting and distribution services agreements (the “Distribution Agreements”), DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for each Trust to provide information and services for existing and potential shareholders. The Distribution Agreements provide that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Trusts.

The Distribution Agreements, last approved by the Trustees of each Trust on September 23, 2005, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the Distribution Agreements. The Distribution Agreements automatically terminate in the event of their assignment and may be terminated at any time without penalty by a Trust or by DWS-SDI upon 60 days’ written notice. Termination of the Distribution Agreements by the Trusts may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the agreement, or a “majority of the outstanding voting securities” of the Trusts as defined under the 1940 Act.

As principal underwriter for the Portfolios, DWS-SDI acts as agent of each Portfolio in the continuous sale of that Portfolio’s shares. DWS-SDI pays all its expenses under the Distribution Agreements including, without limitation, services fees to firms that provide services related to the Portfolios. Each Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs.

Administrative services are provided to the Portfolios under separate Administration and Shareholder Services Agreements (the “Services Agreements”) with DWS-SDI. DWS-SDI bears all its expenses of providing services pursuant to the Services Agreements. The Services Agreements authorize the Portfolios to pay DWS-SDI an administrative service fee, payable monthly, at an annual rate of up to 0.07% of average daily net assets of the Investment Class shares of each Portfolio.

DWS-SDI enters into related administration services and selling group agreements (“services agreements”) with firms to provide services for shareholders of the Investment Class shares of each Portfolio. DWS-SDI normally pays such firms for services at a maximum annual rate of 0.07% of average daily net assets of those accounts in the Investment Class shares of the Tax-Exempt Portfolio and the Treasury Portfolio that they maintain and service. DWS-SDI may pay such firms using the fee that DWS-SDI receives under the Services Agreements. DWS-SDI also may provide some of the services for the Investment Class shares of each Portfolio and retain any portion of the fee under the Service Agreements to compensate itself for such services. DWS-SDI, in its discretion, may pay firms additional amounts in connection with some or all of the services provided. Firms to which service fees may be paid may include affiliates of DWS-SDI. In addition, DWS-SDI may from time to time, from its own resources, pay firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Investment Class of the Portfolios.

Rule 12b-1 Plans

Each Portfolio has adopted for the Investment Class shares a plan in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plans”). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the Distribution Agreements and pursuant to the 12b-1 Plans, each Portfolio pays DWS-SDI a distribution services fee, payable monthly, at the annual rate of 0.25%

of average daily net assets with respect to the Investment Class of the Tax-Exempt Portfolio and the Treasury Portfolio. Expenditures by DWS-SDI on behalf of Investment Class of each Portfolio need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.

The 12b-1 Plans may not be amended to increase the fee to be paid by a Portfolio without approval by a majority of the outstanding voting securities of the Investment Class of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Investment Class shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the 12b-1 Plans, or by a vote of the majority of the outstanding voting securities of the Investment Class of that Portfolio. The Investment Class shares of the Portfolios of the Trust will vote separately with respect to 12b-1 Plans.

A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. In addition to the discounts or commissions described above, DWS-SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds.

Independent Registered Public Accounting Firm

The financial highlights of the Portfolios included in each Portfolio’s prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trusts and the Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), DWS-SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and DWS-SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110 (the “Custodian”), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” SSB receives as transfer agent, and pays to DWS-SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by each Portfolio.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment — tax-exempt or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2006 tax rates schedules.

FEDERAL

Tax Equivalent Yields DWS 2006

Taxable Income Single	Effective Federal Rate	Federal Tax Bracket	Taxable Income Joint	Effective Federal Rate	Federal Tax Bracket
30,651 - 74,200	25.00%	25.00%	61,301 - 123,700	25.00%	25.00%
74,201 - 154,800	28.00%	28.00%	123,701 - 188,450	28.00%	28.00%
154,801 - 336,550	33.00%	33.00%	188,451 - 336,550	33.00%	33.00%
over 336,551	35.00%	35.00%	over 336,551	35.00%	35.00%

If your federal effective tax rate in 2005 is:

10.00%	15.00%	25.00%	28.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:

2.00%	2.22%	2.35%	2.67%	2.78%
3.00%	3.33%	3.53%	4.00%	4.17%
4.00%	4.44%	4.71%	5.33%	5.56%
5.00%	5.56%	5.88%	6.67%	6.94%
6.00%	6.67%	7.06%	8.00%	8.33%
7.00%	7.78%	8.24%	9.33%	9.72%
8.00%	8.89%	9.41%	10.67%	11.11%
9.00%	10.00%	10.59%	12.00%	12.50%

If your federal effective tax rate in 2005 is:

33.00%	35.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:

2.00%	2.99%	3.08%	2.67%	2.78%	2.99%	3.08%
3.00%	4.48%	4.62%	4.00%	4.17%	4.48%	4.62%
4.00%	5.97%	6.15%	5.33%	5.56%	5.97%	6.15%
5.00%	7.46%	7.69%	6.67%	6.94%	7.46%	7.69%
6.00%	8.96%	9.23%	8.00%	8.33%	8.96%	9.23%
7.00%	10.45%	10.77%	9.33%	9.72%	10.45%	10.77%
8.00%	11.94%	12.31%	10.67%	11.11%	11.94%	12.31%
9.00%	13.43%	13.85%	12.00%	12.50%	13.43%	13.85%

Please note:

1)	This chart does not take into consideration any state, local or city tax rates.

2)	The effective federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Portfolio’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Portfolio next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to a Portfolio’s transfer agent, for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms (“Firms”) provide varying arrangements for their clients to purchase and redeem the Portfolio’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Portfolio’s transfer agent, DWS-SISC (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. Each Portfolio has authorized the Shareholder Service Agent to pay to these Firms, out of a Portfolio’s assets, up to 0.25 of 1% for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Portfolio and other similar functions. These Firms also coordinate with the Transfer Agent in connection with a Portfolio’s check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Each Portfolio has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for a Portfolio’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Portfolio’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Portfolio when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Portfolio and the financial institution, ordinarily orders will be priced at a Portfolio’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Portfolio. Further, if purchases or redemptions of a Portfolio’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Portfolio’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Portfolio at any time for any reason.

Purchase of Shares

Shares of each Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks (“firms”). Investors must indicate the Portfolio in which they wish to invest. Each Portfolio has established a minimum initial investment for Investment Class shares of each Portfolio of $2,000 and $100 for subsequent investments, but these minimums may be changed at anytime in management’s discretion. Firms offering Portfolio shares may set different minimums for accounts they service and may change such minimums at their discretion. The Trusts may waive the minimum for purchases by trustees, directors, officers or employees of the Trusts or the Advisor and its affiliates.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank’s account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from a Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Portfolios’ prospectus.

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Treasury Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

For Treasury Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day’s dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. We do not accept checks drawn on foreign banks.

Please contact your financial advisor for wire instructions and purchase orders. If planning to make a payment in wired federal funds, please call (800) 730-1313 for instructions.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of investors and Portfolio shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Portfolios, to financial advisors in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of Portfolio investors and Portfolio shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Portfolios (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a Portfolio with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Portfolios on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Portfolios attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of these Portfolios or of any particular share class of the Portfolios. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of these Portfolios.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS Funds and non-DWS Funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS Funds and the non-DWS Funds by the financial advisor on the Platform or current assets of both the DWS Funds and the non-DWS Funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group

Cadaret, Grant & Co. Inc.

Brown Brothers Harriman

Capital Analyst, Incorporated

Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)

Commonwealth Equity Services, LLP (dba

Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement

Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

Fidelity Institutional Retirement Services

Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp

Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co. - International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Company)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group

Minnesota Life Insurance Company

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Portfolios or of other funds. These payment arrangements, however, will not change the price that an investor pays for Portfolio shares or the amount that a Portfolio receives to invest on behalf of an investor and will not increase Portfolio expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Portfolios will include firms that also sell shares of the DWS Funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS Funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m.

Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive “same day” wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. For each Portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio’s present policy to redeem in cash, a Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. Each Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House (“ACH”) transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless a Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by a Portfolio’s transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to DWS Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Portfolios will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a portfolio then in the account and available for redemption. A portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a portfolio may also require that you put your request in writing so that a portfolio will receive it within 14 days after you call. If you order a portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a portfolio does not do so, a portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after a portfolio sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after a portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a portfolio, the portfolios’ named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a portfolio’s agreement with you, a portfolio may be liable for your losses or damages. A portfolio will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a portfolio’s liability shall not exceed the amount of the transfer in question.

A portfolio, the portfolios’ named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling (800) 730-1313. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder’s brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 3:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Treasury Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone (800) 730-1313 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio (“Redemption Checks”). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $100. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than

$100; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

Special Features. Certain firms that offer shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at (800) 730-1313 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days’ prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio’s shares may provide for the payment from the owner’s account of any requested dollar amount up to $50,000 to be paid to the owner or the owner’s designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish your account in any of the following types of retirement plans:

•	Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

•	403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Financial services firms offering the Portfolios may have their own documents. Please contact the financial services firm from which you received this Statement of Additional Information for more information. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, each Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by either Trust for these programs. To use these features, your financial institution (your employer’s financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer’s payroll bank in the case of Direct Deposit, and your account. Your bank’s crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trusts. Shareholders should contact DWS Scudder Investments Service Company at (800) 730-1313 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.

DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of each month for the Tax-Exempt Portfolio and the Treasury Portfolio if a business day, otherwise on the next business day. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. See “Special Features — Exchange Privilege” for a list of such other DWS Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio’s investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, each Portfolio’s Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see “Purchase of Shares”). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder’s account.

NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Treasury Portfolio. The Treasury Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the Portfolio does not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolio may adjust their schedules for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain “private activity bonds” issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from “private activity bonds,” are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of “adjusted current earnings” over the corporate shareholder’s other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders will be required to disclose on their Federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolio are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are “related persons” to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

Each Portfolio is required by law to withhold a portion of taxable dividends paid to certain shareholders that do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of Cash Account Trust and Investors Cash Trust. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Board

Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trusts.

The following individuals hold the same position with the Portfolios and the Trusts.

Independent Board Members

Name, Year of Birth, Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	68

John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	68

Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	68

James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	68

Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	68

Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	68

Name, Year of Birth, Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	68

Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	71

*	Inception date of the corporation which was the predecessor to the L.L.C.

Officers(2)

Name, Year of Birth, Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael G. Clark(4) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary,	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005) 2005-present	n/a

Name, Year of Birth, Position(s) Held with the Trusts and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Robert Kloby(4) (1962) Chief Compliance Officer, 2006-present	Managing Director(3), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)	n/a

(1)	Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the Portfolios, managed by the Advisor. For the officers of the Portfolios, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Portfolios.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Board Members’ Responsibilities. The officers of the Trusts manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight of the management of the Portfolios. A majority of the Board Members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees. The Board of oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, makes recommendations regarding the selection of independent registered public accounting firms for the Portfolios, confers with the independent registered public accounting firm regarding the Portfolios’ financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Portfolios’ Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trusts. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Portfolios’ securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). Each Trust’s Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Portfolios, such as reviewing each Portfolio’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Board Member received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Portfolios’ investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Portfolios and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member’s share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Portfolios and aggregate compensation from the DWS fund complex during the calendar year 2005.

Name of Board Member	Compensation from Tax-Exempt Portfolio	Compensation from Treasury Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Board Member from Fund Complex(3)(4)(5)
John W. Ballantine	$5,430	$1,870	$0	$215,150
Donald L. Dunaway(1)	$5,510	$1,940	$0	$224,660
James R. Edgar(2)	$4,580	$1,610	$0	$173,790
Paul K. Freeman	$5,480	$1,890	$0	$215,150
Robert B. Hoffman	$4,930	$1,710	$0	$187,940
William McClayton	$4,750	$1,680	$0	$181,180
Shirley D. Peterson(6)	$5,290	$1,870	$0	$208,580
Robert H. Wadsworth	$4,520	$1,580	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Treasury Portfolio to Mr. Dunaway are $27 and from the Tax-Exempt Portfolio are $179.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Treasury Portfolio to Governor Edgar are $8,696 and from the Tax-Exempt Portfolio are $23,274.
(3)	For each Board Member, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Board Member, except Mr. Wadsworth, currently serves on the boards of 21 trusts/corporations comprised of 68 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trusts/corporations comprised of 71 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.
(5)	If the new Independent Board Member compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Board Members would have been between $175,000 and $225,000.
(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer,

DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trusts’ Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member’s share ownership of the Portfolios and all funds in the DWS fund complex overseen by each Board Member as of December 31, 2005.

Name of Board Member	Dollar Range of Securities Owned in Tax-Exempt Portfolio	Dollar Range of Securities Owned in Treasury Portfolio	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Board Member
John W. Ballantine	None	None	Over $100,000
Donald L. Dunaway*	None	None	Over $100,000
James R. Edgar*	None	None	Over $100,000
Paul K. Freeman	None	None	$1-$10,000	**
Robert B. Hoffman	None	None	Over $100,000
William McClayton	None	None	$50,001-$100,000	***
Shirley D. Peterson	None	None	Over $100,000
Robert H. Wadsworth	None	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trusts’ Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.
***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolios, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolios and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolios (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

As of July 18, 2006, all Board Members and Officers of the Trusts as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Portfolio.

To the best of the Trusts’ knowledge, as of July 18, 2006, no person owned of record or beneficially 5% or more of any class of a Portfolio’s outstanding shares, except as noted below:

As of July 18, 2006, 29,736,208.410 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: CAFS were held in the name of ADP Clearing & Outsourcing Services, New York, NY 10041-0004, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 23,099,624.960 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Service shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 48,629,612.830 shares in the aggregate, or 100.00% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: DCES were held in the name of D.A. Davidson & Co. Tax-Exempt Omnibus Acct. #X, Attn: Beth Ann Thelen, Great Falls, MT 59403-5015, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 153,256,333.440 shares in the aggregate, or 51.19% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 19,494,790.730 shares in the aggregate, or 6.51% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co., Attn: Michelle Pendleton, Kansas City, MO 64105-1307, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,096,246.340 shares in the aggregate, or 27.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of DB Alex Brown/Pershing, Jersey City, NJ 07399-0001, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 32,501,413.680 shares in the aggregate, or 10.86% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Institutional Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,807,252.380 shares in the aggregate, or 5.95% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Hare & Co., Special Processing Department, Attn: STIF Dept., East Syracuse, NY 13057-1382, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 16,200,658.490 shares in the aggregate, or 5.74% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Saturn & Co., Attn: ICMS Processing, Boston, MA 02116-5021, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 25,435,974.920 shares in the aggregate, or 9.01% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Turtle & Co. CC, c/o State Street Bank, Boston, MA 02206-5489, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 54,139,655.170 shares in the aggregate, or 19.18% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 130,851,500.000 shares in the aggregate, or 46.34% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 34,186,000.000 shares in the aggregate, or 12.11% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Tax-Exempt Managed shares were held in the name of Fiduciary Trust Co International as agent, Attn: Mutual Fund Processing, Attn: Corporate Treasury, New York, NY 10020-2302, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 9,539,182.430 shares in the aggregate, or 9.84% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 5,091,311.890 shares in the aggregate, or 5.25% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of Huntleigh Securities Corp., Saint Louis, MO 63105-3311 who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 81,453,676.690 shares in the aggregate, or 84.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 272,009.500 shares in the aggregate, or 9.18% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 254,902.920 shares in the aggregate, or 8.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,190.850 shares in the aggregate, or 10.43% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 112,792.590 shares in the aggregate, or 3.81% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 336,791.290 shares in the aggregate, or 11.36% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 309,905.760 shares in the aggregate, or 10.45% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Expansion Fund, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 732,749.250 shares in the aggregate, or 24.72% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Special Value Opportunities Fd, LLC, Santa Monica, CA 90405-2993, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 255,581.150 shares in the aggregate, or 8.62% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Service shares were held in the name of Laurens County Health Care System, c/o Eagle Asset Management, Attn: Marilyn Sweebee, St. Petersburg, FL, 33716-1102, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 6,134,494.470 shares in the aggregate, or 9.02% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 39,157,935.630 shares in the aggregate, or 57.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 7,169,377.090 shares in the aggregate, or 10.55% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of Emmett A. Larkin Company, Inc., San Francisco, CA 94104-3902, who may be deemed as the beneficial owner of certain of these shares.

As of July 18, 2006, 15,526,298.720 shares in the aggregate, or 22.84% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DIMA has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DIMA (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DIMA and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios’ Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreements between DIMA and the Portfolios.

TRUST ORGANIZATION

Investors Cash Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into two series: Government & Agency Securities Portfolio and Treasury Portfolio. Government & Agency Securities Portfolio is divided into three classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares and Service Shares. Treasury Portfolio is divided into four classes of shares: Investment Class, Premier Money Market Shares, Institutional Shares (formerly Service Shares) and DWS U.S. Treasury Money Fund Class S Shares.

Cash Account Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or “Portfolios,” all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government &

Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into eight classes of shares: DWS Government Cash Institutional Shares, Government Cash Managed Shares, DWS Government & Agency Money Fund, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into nine classes of shares: DWS Tax-Exempt Money Fund, DWS Tax-Free Money Fund Class S shares, Managed Shares, Institutional Shares, Tax-Free Investment Class, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios’ prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trusts generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust, as amended, (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Trusts with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Subject to the Declarations of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declarations of Trust provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declarations of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declarations of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

The Declarations of Trust specifically authorize the Board of Trustees to terminate a Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declarations of Trust, however, disclaims shareholder liability for acts or obligations of a Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the trustees. Moreover, the Declarations of Trust provide for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust and a Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Trust itself is unable to meet its obligations.

PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders dated March 31, 2006 for Treasury Portfolio and April 30, 2006 for Tax-Exempt Portfolio, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of ICT: Treasury Portfolio’s Investment Class shares is 461473860.

The CUSIP number of CAT: Tax-Exempt Portfolio’s Investment Class shares is 147539621.

Treasury Portfolio has a fiscal year end of March 31. Tax-Exempt Portfolio has a fiscal year of April 30.

The Portfolios’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody’s Investors Service, Inc.’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP’S INC. BOND RATINGS

AAA — Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA — High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF

ADDITIONAL INFORMATION FOR EACH OF THE FUNDS LISTED BELOW:

DWS Advisor Funds	DWS Investors Funds, Inc.
Cash Management Fund Investment	DWS Japan Equity Fund
DWS International Equity Fund
DWS Mid Cap Growth Fund	DWS Institutional Funds
DWS Short Duration Plus Fund	Cash Management Fund Institutional
DWS Short-Term Municipal Bond Fund	Cash Reserves Fund Institutional
DWS Small Cap Growth Fund	DWS Equity 500 Index Fund
NY Tax Free Money Fund Investment	DWS Inflation Protected Plus Fund
Tax Free Money Fund Investment	Treasury Money Fund
Treasury Money Fund Investment
DWS Communications Fund, Inc.
DWS Communications Fund
The following disclosure supplements the above-noted funds’ currently effective Statements of Additional Information:

Shareholders of the above-listed Funds recently approved the election of the Funds’ Board of Trustees/Directors. In addition, shareholders of certain Funds approved changes to the Funds’ fundamental investment restrictions and declarations of trust/articles of incorporation; changes to the Funds’ respective investment management agreements between the Funds and Deutsche Asset Management, Inc.; and shareholders of certain classes of certain Funds approved the adoption of an Amended and Restated Rule 12b-1 Plan for that class.

The following replaces/supplements the relevant disclosure with respect to the Board under “Trustees/Directors and Officers,” as applicable:

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member, that is, they are not “interested persons” (as defined by the Investment Company Act of 1940) of the Trust/Corporation or the Advisor, is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the applicable Trust/Corporation. Because each Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

1

Independent Board Members

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88

Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company(1) (medical technology company); Belo Corporation(1) (media company); Boston Museum of Science; Public Radio International; Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former directorships: Cloverleaf Transportation Inc. (trucking).	88

Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

Martin J. Gruber (1937) Board Member since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

2

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(1) (telecommunications) (November 1989-September 2003)	88

Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly President of certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	86

3

Interested Board Member

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996).	86

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3)	“Length of time served” refers to the date on which a Board Member became a director/trustee of any of the Funds listed above.

(4)	Executive title, not a board directorship.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of each Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate.

4

The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005 with respect to each Fund except as identified in the following table.

Fund	Valuation Committee Meetings Conducted During the Calendar Year Ended December 31, 2005
DWS Japan Equity Fund	7

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee (formerly known as the Marketing/Shareholder Servicing Committee) oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors each Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Funds’ custody, fund accounting and insurance arrangements, and (iii) reviews the Funds’ investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from each Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund(s) or any fund in the DWS fund complex.

Members of the Boards who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from each Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2005. Mss. Driscoll and Stromberg and Messrs.

5

Becton, Fox, Froewiss and Vogt became members of the Board on May 5, 2006 for all Funds except DWS Advisor Funds and DWS Institutional Funds, for which they became Board Members on June 1, 2006, and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

	Aggregate Compensation from the Funds
Name of Board Member	Cash Management Fund Institutional	Cash Management Fund Investment	Cash Reserves Fund Institutional
Martin J. Gruber	$567	$567	$567
Richard J. Herring	$567	$567	$567
Graham E. Jones	$567	$567	$567
Rebecca W. Rimel	$567	$567	$567
Philip Saunders, Jr.	$567	$567	$567
William N. Searcy, Jr.	$567	$567	$567

	Aggregate Compensation from the Funds
Name of Board Member	DWS Communications Fund, Inc.	DWS Equity 500 Index Fund
Martin J. Gruber	$1,696	$567
Richard J. Herring	$1,707	$567
Graham E. Jones	$1,791	$567
Rebecca W. Rimel	$1,818	$567
Philip Saunders, Jr.	$1,814	$567
William N. Searcy, Jr.	$1,862	$567

	Aggregate Compensation from the Funds
Name of Board Member	DWS Inflation Protected Plus Fund	DWS International Equity Fund	DWS Japan Equity Fund
Martin J. Gruber	$324	$567	$917
Richard J. Herring	$324	$567	$920
Graham E. Jones	$328	$567	$941
Rebecca W. Rimel	$325	$567	$948
Philip Saunders, Jr.	$325	$567	$886
William N. Searcy, Jr.	$327	$567	$959

	Aggregate Compensation from the Funds
Name of Board Member	DWS Mid Cap Growth Fund	DWS Short Duration Plus Fund	DWS Small Cap Growth Fund
Martin J. Gruber	$3,826	$567	$2,336
Richard J. Herring	$3,848	$567	$2,353
Graham E. Jones	$4,095	$567	$2,486
Rebecca W. Rimel	$4,148	$567	$2,524
Philip Saunders, Jr.	$4,128	$567	$2,519
William N. Searcy, Jr.	$4,271	$567	$2,593

6

	Aggregate Compensation from the Funds
Name of Board Member	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Martin J. Gruber	$884	$1,036
Richard J. Herring	$881	$1,041
Graham E. Jones	$891	$1,079
Rebecca W. Rimel	$906	$1,084
Philip Saunders, Jr.	$894	$1,082
William N. Searcy, Jr.	$898	$1,103

	Aggregate Compensation from the Funds
Name of Board Member	Treasury Money Fund	Treasury Money Fund Investment
Martin J. Gruber	$567	$567
Richard J. Herring	$567	$567
Graham E. Jones	$567	$567
Rebecca W. Rimel	$567	$567
Philip Saunders, Jr.	$567	$567
William N. Searcy, Jr.	$567	$567

Name of Board Member	Total Compensation from the Funds and the DWS Fund Complex(1)
Independent Board Members
Henry P. Becton, Jr.(3)(4)	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$203,829
Keith R. Fox(3)(4)(5)	$184,829
Kenneth C. Froewiss(3)(5)(6)	$129,687
Martin J. Gruber(7)(9)	$135,000
Richard J. Herring(7)(8)(9)	$136,000
Graham E. Jones(7)(9)	$144,000
Rebecca W. Rimel(7)(8)(9)	$146,280
Philip Saunders, Jr.(7)(9)	$145,000
William N. Searcy, Jr.(7)(9)	$150,500
Jean Gleason Stromberg(3)(4)(5)	$178,549
Carl W. Vogt(3)(4)(5)	$162,049

(1)	The DWS Fund Complex is composed of 167 funds.

(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.

(3)	For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. For Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

7

(5)	Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the Board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.

(6)	Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.

(7)	During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.

(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(9)	Aggregate compensation reflects amounts paid to the Trustees/Directors for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from a Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring and Saunders, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or a part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Funds

The following tables show the dollar range of equity securities beneficially owned by each trustee/director in each Fund as of December 31, 2005.

Each trustee/director owns over $100,000 of shares on an aggregate basis in all DWS Funds overseen by the Board Member as of December 31, 2005, except for Mr. Schwarzer, who does not own shares of any such fund. Mr. Schwarzer joined the US Mutual Funds business of Deutsche Asset Management in 2005.

Aggregate Dollar Range of Equity Securities in the Funds
Name of Board Member	Cash Management Fund Investment	Cash Management Fund Institutional	Cash Reserves Fund Institutional
Independent Board Members
Henry P. Becton, Jr.	None	None	None
Dawn-Marie Driscoll	None	None	None
Keith R. Fox	None	None	None
Kenneth C. Froewiss	$1-$10,000	None	None
Martin J. Gruber	None	None	None
Richard J. Herring	None	None	Over $100,000
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	Over $100,000
Philip Saunders, Jr.	None	None	None
William N. Searcy, Jr.	None	$1-$10,000	None
Jean Gleason Stromberg	None	None	None
Carl W. Vogt
Interested Board Member
Axel Schwarzer	None	None	None

8

Aggregate Dollar Range of Equity Securities in the Funds
Name of Board Member	DWS Communications Fund, Inc.	DWS Equity 500 Index Fund
Independent Board Members
Henry P. Becton, Jr.	None	None
Dawn-Marie Driscoll	None	None
Keith R. Fox	None	None
Kenneth C. Froewiss	None	None
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	$10,001-$50,000
Graham E. Jones	None	None
Rebecca W. Rimel	None	None
Philip Saunders, Jr.	None	$10,001-$50,000
William N. Searcy, Jr.	None	None
Jean Gleason Stromberg	None	None
Carl W. Vogt	Over $100,000	None
Interested Board Member
Axel Schwarzer	None	None

Aggregate Dollar Range of Equity Securities in the Funds
Name of Board Member	DWS Inflation Protected Plus Fund	DWS International Equity Fund	DWS Japan Equity Fund
Independent Board Members
Henry P. Becton, Jr.	None	None	None
Dawn-Marie Driscoll	None	None	None
Keith R. Fox	None	None	None
Kenneth C. Froewiss	None	None	None
Martin J. Gruber	None	None	$1-$10,000
Richard J. Herring	$1-$10,000	None	None
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	None
Philip Saunders, Jr.	None	None	None
William N. Searcy, Jr.	$10,001-$50,000	None	None
Jean Gleason Stromberg	None	None	None
Carl W. Vogt
Interested Board Member
Axel Schwarzer	None	None	None

9

Aggregate Dollar Range of Equity Securities in the Funds
Name of Board Member	DWS Mid Cap Growth Fund	DWS Short Duration Plus Fund	DWS Small Cap Growth Fund
Independent Board Members
Henry P. Becton, Jr.	$1-$10,000	None	$1-$10,000
Dawn-Marie Driscoll	None	None	$10,001-$50,000
Keith R. Fox	None	None	None
Kenneth C. Froewiss	None	None	None
Martin J. Gruber	None	None	None
Richard J. Herring	$10,001-$50,000	None	None
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	None
Philip Saunders, Jr.	$1-$10,000	None	$50,001-$100,000
William N. Searcy, Jr.	None	None	None
Jean Gleason Stromberg	None	None	None
Carl W. Vogt	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None

Aggregate Dollar Range of Equity Securities in the Funds
Name of Board Member	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment	Treasury Money Fund Investment	Treasury Money Fund
Independent Board Members
Henry P. Becton, Jr.	None	None	None	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	$1-$10,000	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	$10,001-$50,000	None	$10,001-$50,000
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Carl W. Vogt	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Investment Management Agreements/Administrative Agreement

The following replaces/supplements the relevant disclosure under Investment Advisor and Administrator for all Funds listed above except DWS International Equity Fund:

The Board and the shareholders recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Fund. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund’s policies as stated in its Prospectus and SAI, or as adopted by the Fund’s Board. The Advisor will also monitor, to the extent not monitored by the Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund’s Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

10

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund’s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice.

For all services provided under the Investment Management Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund	Management Fee Rate
Cash Management Fund Institutional(1)	0.150%
Cash Management Fund Investment(1)	0.150%
Cash Reserves Fund Institutional(1)	0.150%
DWS Communications Fund	1.000% to $100 million 0.900% next $100 million 0.850% next $100 million 0.800% next $200 million 0.730% next $500 million 0.680% next $500 million 0.650% thereafter
DWS Equity 500 Index Fund(1)	0.050%
DWS Inflation Protected Plus Fund	0.400% to $1.5 billion 0.375% next $500 million 0.360% next $1 billion 0.345% next $1 billion 0.330% next $1 billion 0.315% next $1 billion 0.300% thereafter
DWS Japan Equity Fund	0.850% to $500 million 0.835% next $500 million 0.820% next $1.0 billion 0.805% thereafter
DWS Mid Cap Growth Fund	0.650% to $500 million 0.600% next $1 billion 0.550% next $2.5 billion 0.540% next $2.5 billion 0.530% next $2.5 billion 0.520% next $2.5 billion 0.510% thereafter
DWS Short Duration Plus Fund	0.500% to $500 million 0.485% next $500 million 0.470% next $1.0 billion 0.455% thereafter
DWS Small Cap Growth Fund	0.650%
NY Tax Free Money Fund Investment	0.150%
Tax Free Money Fund Investment	0.150%
Treasury Money Fund(1)	0.150%
Treasury Money Fund Investment(1)	0.150%

(1)	Feeder fund in a master-feeder structure. The management fee rate shown is that of the master fund in which the Fund invests all its assets.

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In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Board and the shareholders have approved an amended and restated Investment Management Agreement (the “DeIM Agreement”) between each Fund and Deutsche Investment Management Americas Inc. (“DeIM”). The fees to be charged and the services to be provided by DeIM under the DeIM Agreement are identical to the fees and services to be provided by Deutsche Asset Management, Inc. or Investment Company Capital Corporation under the Investment Management Agreement. The DeIM Agreement will become effective within two years of the date of the shareholder meeting, upon approval by the Fund’s Independent Board Members.

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The Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund’s net assets, except feeder funds in a master-feeder arrangement: Cash Management Fund Institutional, Cash Management Fund Investment, Cash Reserves Fund Institutional, DWS Equity 500 Index Fund, Treasury Money Fund and Treasury Money Fund Investment, each of which pays 0.13% of its net assets (0.03% of which is paid at the master level and 0.10% of which is paid at the feeder level).

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Fundamental Investment Restrictions

The fundamental investment restrictions of each Fund are replaced with the following:

Under investment policies adopted by each Fund except Cash Management Fund Institutional, Cash Management Fund Investment, Cash Reserves Fund Institutional and DWS Communications Fund, each Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.	Purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

6.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

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7.	Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8.	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Under investment policies adopted by Cash Management Fund Institutional, Cash Management Fund Investment and Cash Reserves Fund Institutional, the Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

4.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.	Purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

6.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7.	Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8.	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Under investment policies adopted by DWS Communications Fund, the Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Invest less than 65% of its total assets in the communications field, except as described in the Prospectuses, (otherwise the Fund will not concentrate more than 25% of its total assets in the securities of issuers in any industry).

4.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.	Purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

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6.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7.	Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Amended and Restated Rule 12b-1 Plans

DWS Communications Fund, DWS Japan Equity Fund, DWS Mid Cap Growth Fund, DWS Short Duration Plus Fund, DWS Short-Term Municipal Bond Fund (Class B shares only) and DWS Small Cap Growth Fund

The following replaces/supplements the relevant disclosure about the Rule 12b-1 Plans for the Funds listed above.

Shareholders of Class B and Class C of the Funds have recently approved Amended and Restated Rule 12b-1 Plans (each, an “Amended Plan”) for those classes. Under the Amended Plan, each Fund will pay a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of its Class B and Class C shares to its Distributor in addition to a distribution fee at an annual rate of up to 0.75% of such assets. Pursuant to each Amended Plan, shareholder and administrative services are provided to the Fund on behalf of its Class B and C shareholders under each Fund’s Services Agreement with its Distributor. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Amended Plans for Class B and Class C shares provide alternative methods for paying sales charges and may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to the Funds’ Distributor for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the Distributor to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If an Amended Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Amended Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor other than fees already payable under an Amended Plan, if for any reason the Amended Plan is terminated in accordance with its terms. Future fees under the Amended Plan may or may not be sufficient to reimburse the Distributor for its expenses incurred.

Trust/Corporate Organization

DWS Advisor Funds and DWS Institutional Funds only:

The following replaces all information under Trust Organization or Fund Organization with respect to the Declaration of Trust and the rights and obligations thereunder, except historical information and information relating to a Trust’s series:

Each Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Declaration of Trust”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are

15

redeemable as described in the SAI and a Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust’s By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular

16

class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

DWS Communications Fund only:

The following replaces all information under Fund Organization with respect to the Articles of Incorporation and the rights and obligations thereunder, except historical information and information relating to the Corporation’s series:

The Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Articles of Incorporation”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of the Fund or a class of the Fund shall be automatically converted into shares of another Fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a Fund or a class of a Fund shall have the right to convert or exchange their shares into shares of one or more other Funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any Fund or class of a Fund (including shares of the same Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

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Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a Fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a Fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act. Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the Corporation, upon liquidation or termination of a Fund or class, shareholders of such Fund or class of a Fund shall be entitled to receive, pro rata in proportion to the number of shares of such Fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular Fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same Fund or class).

Please Retain This Supplement for Future Reference

November 3, 2006

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

DWS Advisor Funds

Cash Management Fund Investment

Treasury Money Fund Investment

DWS Institutional Funds

Cash Management Fund Institutional

Treasury Money Fund — Institutional Class

DWS Advisor Funds and DWS Institutional Funds (each a “Trust” and, collectively, the “Trusts”) are open-end management investment companies that offer investors a selection of investment portfolios, each having distinct investment objectives and policies. The Cash Management Fund Investment, Cash Management Fund Institutional, Treasury Money Fund Investment and Treasury Money Fund — Institutional Class (each a “Fund” and, collectively, the “Funds”) are described herein.

The Trusts seek to achieve the investment objectives of the Cash Management Fund Investment, the Cash Management Fund Institutional, Treasury Money Fund Investment and the Treasury Money Fund — Institutional Class by investing all the investable assets of the Funds in a diversified open-end management investment company having the same investment objective as such Fund. These investment companies are, respectively, the Cash Management Portfolio and the Treasury Money Portfolio (collectively, the “Portfolios”).

Shares of the Funds are sold by DWS Scudder Distributors, Inc. (“DWS-SDI”), the Trust’s distributor (the “Distributor”), to clients and customers (including affiliates and correspondents) of Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), the advisor, and to clients and customers of other organizations.

The Trusts’ Prospectuses for the Funds, dated May 1, 2006, provide the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trusts and should be read in conjunction with the Prospectuses. You may request a copy of the Prospectuses or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trusts at the telephone number listed below or by contacting your Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Funds’ transfer agent.) Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trusts’ Prospectuses. The financial statements for each Fund and the corresponding Portfolio for the fiscal year ended December 31, 2005, are incorporated herein by reference to the Annual Report to shareholders for each Fund and each Portfolio dated December 31, 2005. A copy of each Fund’s and the corresponding Portfolio’s Annual Report may be obtained without charge by calling each Fund at 1-800-730-1313.

DEUTSCHE ASSET MANAGEMENT, INC.

Investment Advisor of the Portfolios

INVESTMENT COMPANY CAPITAL CORP.

Administrator of the Funds and Portfolios

DWS SCUDDER DISTRIBUTORS, INC.

Distributor

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of each Fund’s investment objective. There can, of course, be no assurance that any Fund will achieve its investment objective.

Cash Management Fund Investment and Cash Management Fund Institutional seek a high level of current income consistent with liquidity and the preservation of capital through investment in a Portfolio of high quality, short-term money market instruments.

Treasury Money Fund Investment and Treasury Money Fund — Institutional Class seek a high level of current income consistent with liquidity and the preservation of capital through investment in a Portfolio of direct obligations of the US Treasury and repurchase agreements in respect of those obligations.

Investment Policies

Each Fund seeks to achieve its investment objective(s) by investing all of its assets in the corresponding Portfolio, which has the same investment objective as the Fund. Each Trust may withdraw a Fund’s investment from the corresponding Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of each Fund will correspond directly to those of the respective Portfolio in which the Fund invests all of its assets, the following is a discussion of the various investments of and techniques employed by the Portfolios.

Quality and Maturity of the Portfolio’s Securities. Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which each Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in US dollars. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees of each Portfolio, will also determine that all securities purchased by the Portfolios present minimal credit risks. The Advisor will cause each Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

Obligations of Banks and Other Financial Institutions. Each Portfolio may invest in US dollar-denominated high quality fixed rate or variable rate obligations of US or foreign financial institutions, including banks, which have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO if that NRSRO is the only NRSRO that rates such obligations) or, if not so rated, are determined by the Advisor to be of comparable quality or, if the obligation has no short-term rating is rated in one of the top three highest long-term rating categories by a NRSRO and are believed by the Advisor to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolios may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Portfolios’ investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Portfolios may invest in obligations of foreign banks or foreign branches of US banks, which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

Under normal market conditions, the Portfolios will invest a significant portion of their assets in the bank and other financial institution obligations. The Portfolios’ concentration of its investments in the obligations of banks and other financial institutions will cause the Portfolios to be subject to the risks peculiar to these industries to a greater extent than if its investments were not so concentrated.

Commercial Paper. The Portfolios may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign entities in order to finance their current operations.

Commercial paper when purchased by the Portfolios must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be determined by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks. Any commercial paper issued by a foreign entity and purchased by the Portfolios must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

For a description of commercial paper ratings, see the Appendix to this SAI.

Variable Rate Master Demand Notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a Portfolio will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees of a Portfolio, that the same criteria as set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances. (See “Quality and Maturity of the Portfolio’s Securities” herein.)

US Government Obligations. The Portfolios may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities (“US Government Obligations”). Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported solely by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”)); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).

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Other US government securities the Portfolios may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S. Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolios will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolios.

The Portfolios may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities.

Other Debt Obligations. The Portfolios may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolios’ minimum credit quality standards or, if unrated, have been determined by the Advisor to be of comparable quality or, if the obligations have no short-term rating, are rated in the top three highest long-term rating categories, or have been determined by the Advisor to be of comparable quality.

Asset-Backed Securities. The Cash Management Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate-holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

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The asset-backed securities in which the Cash Management Portfolio may invest are limited to those which satisfy the requirements in Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”).

The yield characteristics of the asset-backed securities in which the Cash Management Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Cash Management Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Cash Management Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Cash Management Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Credit Enhancement. Certain of a Portfolio’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement could adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Portfolio’s share price. Subject to the diversification limits contained in Rule 2a-7, each Portfolio may have more than 25% of its total assets invested in securities issued by or credit-enhanced by banks or other financial institutions.

Lending of Portfolio Securities. The Portfolios have the authority to lend up to 30% of the total value of its portfolio securities (taken at market value). A Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, each Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the “SEC”) thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolios’ collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio’s investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. Payments received by a Portfolio in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See “Taxes.”

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolios may be invested in a money market fund managed by the Advisor (or one of its affiliates).

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Repurchase Agreements. The Portfolios may engage in repurchase agreement transactions with members of the Federal Reserve System, certain non-US banks and certain non-bank entities. Under the terms of a typical repurchase agreement, the Portfolios would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolios to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolios’ holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolios’ holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Portfolios bear a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolios may be delayed in, or prevented from, exercising their rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the underlying securities had decreased or the value of the collateralized securities had increased, the Portfolios could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which each Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Portfolios may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under “Repurchase Agreements” and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). Each Portfolio may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time each Portfolio enters into a reverse repurchase agreement it will identify on its books cash or liquid securities having a value equal to the repurchase price, including accrued interest. The marked assets will be marked-to-market daily and additional assets will be marked on any day in which the assets fall below the repurchase price (plus accrued interest). Each Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by each Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce each Portfolio’s obligation to repurchase the securities, and each Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by each Portfolio under the 1940 Act.

When-Issued and Delayed-Delivery Securities. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to each Portfolio until settlement takes place.

At the time each Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that each Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If each Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When each Portfolio

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engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in each Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Investment in Other Investment Companies. In accordance with applicable law, the Portfolios may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolios may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the SEC. As a shareholder of another money market fund, the Portfolios would bear, along with other shareholders, their pro rata portion of the money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolios bear directly (and the Funds bears indirectly on a pro rata basis) in connection with their own expenses.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities, as defined below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should a Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a Portfolio’s net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the NASD.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio’s limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature

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of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

Additional Risk Factors

In addition to the risks discussed above, the Portfolios’ investments may be subject to the following risk factors:

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Portfolio, a separate registered investment company with the same investment objective as the corresponding Fund. Therefore, an investor’s interest in the corresponding Portfolio’s securities is indirect. In addition to selling a beneficial interest to the corresponding Fund, each Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of a Portfolio’s expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in each Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in each Portfolio is available from the Advisor at 1-800-730-1313.

Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio might have to sell investments at a time when it is not advantageous to do so, in order to meet the redemption of a large fund (however, the Portfolio may require that such a redemption be made “in kind”). Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to a Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund’s shareholders.

Certain changes in a Portfolio’s investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investment from a Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund’s assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.

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Each Fund’s investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund’s shareholders. If there is a change in the Fund’s investment objective, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of each Portfolio is also not a fundamental policy. Shareholders of a Fund will receive 30 days’ prior written notice with respect to any change in the investment objective of the Fund or the corresponding Portfolio.

Rating Services. The ratings of Moody’s Investors Service (“Moody’s”), the Standard & Poor’s Division of The McGraw Hill Companies, Inc. (“S&P”) and Fitch Ratings (“Fitch”) represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. The Advisor will cause each Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. A description of the ratings categories of Moody’s, S&P and Fitch is set forth in the Appendix to this SAI.

Investment Restrictions

Fundamental Policies. The following investment restrictions have been adopted by the Trust with respect to each of the Funds and by the Portfolios as fundamental policies. Under the 1940 Act, a “fundamental” policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. Whenever a Fund is requested to vote on a change in the investment restrictions of a Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders. Fund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

All Funds and Portfolios

Under investment policies adopted by the Trust, on behalf of each Fund, and by the Portfolios, each Fund and each Portfolio may not:

1.	Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the value of the Fund’s or the Portfolio’s total assets (including the amount borrowed), as the case may be, calculated in each case at market.

2.	Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the Fund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

3.	Invest more than 5% of the total assets of the Fund or the Portfolio, as the case may be, in any one issuer (other than US Government Obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

4.	Invest more than 25% of the total assets of the Fund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that (i) this limitation shall not apply to the purchase of US Government Obligations, (ii) under normal market conditions more than 25% of the total assets of Cash Management Portfolio will be invested in obligations of US and foreign banks and other financial

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institutions, provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

5.	Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

6.	Underwrite the securities issued by others (except to the extent the Fund or Portfolio may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities. To the extent these securities are illiquid, they will be subject to the Fund’s or the Portfolio’s 10% limitation on investments in illiquid securities; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

7.	Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the Fund or the Portfolio from investing in obligations secured by real estate or interests therein.

8.	Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and the lending of portfolio securities.

9.	Invest more than an aggregate of 10% of the net assets of the Fund or the Portfolio, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other “illiquid” securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

10.	Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

11.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

12.	Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

13.	Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or the Portfolio or its Advisor owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

14.	Invest in warrants, except that the Fund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the Fund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the Fund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized

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domestic stock exchange. Warrants acquired by the Fund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

Additional Restrictions. In order to comply with certain statutes and policies each Portfolio (or Trust, on behalf of a Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

(i)	borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio’s (Fund’s) total assets (taken at market), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii)	pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio’s (Fund’s) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

(iii)	purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv)	sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(v)	invest for the purpose of exercising control or management;

(vi)	make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio’s (Fund’s) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (Fund) has no current intention to engage in short selling).

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the corresponding Fund, or any other registered investment company investing in the Portfolio, is registered.

Portfolio Turnover

Each of the Portfolios may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. This policy does not result in higher brokerage commissions to the Portfolios, however, as the purchases and sales of portfolio securities are usually effected as principal transactions. The Portfolios’ turnover rates are not expected to have a material effect on their income and have been and are expected to be zero for regulatory reporting purposes.

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Portfolio Holdings Information

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each fund’s prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the fund.

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to a fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a fund’s Trustees must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each fund and information derived therefrom, including, but not limited to, how each fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

Portfolio Transactions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

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The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolios in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

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Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolios and receive brokerage commissions or other transaction-related compensation from the Portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolios’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

During the last three fiscal years, none of the Portfolios or Funds paid any brokerage commissions.

NET ASSET VALUE

The net asset value (“NAV”) per share of each Fund is calculated on each day on which the Fund is open (each such day being a “Valuation Day”).

The NAV per share of each Fund (except the Cash Management Fund Institutional and Treasury Money Fund —Institutional Class) is calculated on each Valuation Day as of 12:00 noon, Eastern time, on the New York Stock Exchange (“NYSE”), or in the event that the NYSE closes early, as of the time of such early closing. If the markets for the Funds’ primary investments close early, the Funds will cease taking purchase orders at that time. The NAV of the Cash Management Fund Institutional is calculated on each Valuation Day as of 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV of the Treasury Money Fund — Institutional Class is calculated on each Valuation Day as of 2:00 p.m., Eastern time or in the event that the NYSE closes early, as of the time of such early closing (each time at which the NAV of a Fund is calculated is referred to herein as the “Valuation Time”). If the markets for the Funds’ primary investments close early, the Funds will cease taking purchase orders at that time. The NAV per share of each Fund is computed by dividing the value of the Fund’s assets (i.e., the value of its investment in the corresponding Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. Each Fund’s NAV per share will normally be $1.00.

Each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates

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of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Portfolio believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Portfolio might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Portfolio might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as of the close of the following business day.

PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

Each Trust accepts purchase orders for shares of each Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through investment professionals, such as broker/dealers and investment advisors (including Service Agents).

Purchase orders for shares of the Funds will receive, on any Valuation Day, the NAV next determined following receipt by the Service Agent and transmission to DWS Scudder Investments Service Company, as the Trusts’ transfer agent (the “Transfer Agent”) of such order. If the purchase order (except for the Treasury Money Fund — Institutional Class) is received by the Service Agent and transmitted to the Transfer Agent after 12:00 noon (Eastern time) (2:00 p.m. (Eastern time) for the Treasury Money Fund — Institutional Class) and prior to the close of the NYSE, the shareholder will receive the dividend declared on the following day even if State Street Bank and Trust Company (“State Street”) receives federal funds on that day. If the purchase order is received prior to 12:00 noon (2:00 p.m. for the Treasury Money Fund — Institutional Class) the shareholder will receive that Valuation Day’s dividend. The Trusts and the Transfer Agent reserve the right to reject any purchase order. If the market for the primary investments in a Fund closes early, the Fund will cease taking purchase orders at that time.

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To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Important information about buying and selling shares” in the Funds’ prospectus.

Each Trust accepts purchase orders for shares of each Fund at the NAV per share next determined on each Valuation Day. The minimum initial and subsequent investment amounts are set forth in the Funds’ prospectuses. Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Funds may be purchased in only those states where they may be lawfully sold.

Other mutual funds investing in the corresponding Portfolio may accept purchase orders up until a time later than 12:00 noon, Eastern time. Such orders, when transmitted to and executed by the Portfolio, may have an impact on the Fund’s performance.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments on the same business day after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time.

Certificates for shares will not be issued. Each shareholder’s account will be maintained by a Service Agent or Transfer Agent.

If you have money invested in an eligible DWS fund, you can:

•	Mail an account application with a check,

•	Wire money into your account,

•	Open an account by exchanging from another DWS fund, or

•	Contact your Service Agent or financial advisor.

Automatic Investment Plan. A shareholder may purchase shares of the Funds through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Consideration for Purchases of Shares. The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust’s sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund’s shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain

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of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

The Funds have authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Funds’ shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Funds’ behalf. Orders for purchases or redemptions will be deemed to have been received by the Funds when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Funds and the financial institution, ordinarily orders will be priced at the Funds’ net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Funds. Further, if purchases or redemptions of the Funds’ shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Funds’ principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Funds at any time for any reason.

Redemption of Shares

Transfer Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Transfer Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trusts. The Transfer Agent may, on at least 30 days’ notice, involuntarily redeem a shareholder’s account with a Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See the section entitled “Minimum Account Investments” in the Funds’ Prospectuses for the account minimum balances.

The Funds may accept purchase or sale orders when the NYSE is closed in certain limited circumstances, such as in response to an unexpected situation that causes the NYSE to be closed, if the “Fed wire” is open, the primary trading markets for the Fund’s portfolio instruments are open and the Fund’s management believes there is adequate liquidity.

The Funds may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists, which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspensions of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

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To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the DWS Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Service Center at 1-800-730-1313.

If you are selling your non-retirement account shares, you must leave at least the minimum balances in the account to keep it open. See the section entitled “Minimum Account Investments” in the Funds’ Prospectuses for the minimum account balances.

Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

•	Your account registration has changed within the last 30 days,

•	The check is being mailed to a different address than the one on your account (record address),

•	The check is being made payable to someone other than the account owner,

•	The redemption proceeds are being transferred to an account with a different registration, or

•	You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee’s name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a business or organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Each Fund and Portfolio reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or Portfolio.

In-kind Redemptions. Each Fund and Portfolio reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chose by a Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Redemption by Check/ACH Debit Disclosure. Each Fund will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and

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authorization to such third party via the Internet or telephone. You authorize the Fund upon receipt of an ACH debit entry referencing your account number, to redeem Fund shares in your account to pay the entry to the third party originating the debit. The Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Fund, the Fund’s Transfer Agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the Fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the Fund then in the account and available for redemption. The Fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

If you have told the Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the Fund may also require that you put your request in writing so that the fund will receive it within 14 days after you call. If you order the Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the Fund does not do so, the Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment.

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-730-1313) or write (c/o DWS Scudder Investments Service Company, PO Box 219154, Kansas City, MO 64121-9154) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after the Fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after the Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

When you report a suspended transaction, we will need your name and account number, a description of the error or the transfer you are unsure about, an explanation as to why you believe it is an error or why you need more information and the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time,

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however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the Fund, the Fund’s named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the fund’s agreement with you, the Fund may be liable for your losses or damages. The Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Fund’s liability shall not exceed the amount of the transfer in question.

The Fund, the Fund’s named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the Fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Portfolio are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Portfolio and persons or companies furnishing services to the Trust/Portfolio, including the Trust/Portfolio agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Portfolio’s affairs and for exercising the Trust/Portfolio’s powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Trust’s Board as of May 1, 2006. The first section of the table lists information for each Trustee who is not an “interested person” of the Trust and Trust/Portfolio. Information for the Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustee is considered to be interested persons as defined by the 1940 Act because of their employment with either the Trust/Portfolio’s advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust/Portfolio operations is One South Street, Baltimore, Maryland 21202`.

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The following individuals hold the same position with the Fund, the Trust and the Portfolio.

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Martin J. Gruber 7/15/37 Trustee, 1999-present	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985- January 2001)	51

Richard J. Herring 2/18/46 Trustee, 1990-present	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	51

Graham E. Jones 1/31/33 Trustee, 2002-present	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005); Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005)	51

Rebecca W. Rimel 4/10/51 Trustee, 2002-present	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 -2004); Board Member, Investor Education (charitable organization) (2004-2005)	51

Philip Saunders, Jr. 10/11/35 Trustee, 1986-present	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	51

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Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
William N. Searcy, Jr. 9/03/46 Lead Trustee, 2002-present	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (November 1989-September 2003)	51

Interested Trustee

William N. Shiebler(2) 2/06/42 Trustee, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Michael Colon(5) (12/9/69) President, 2006-present	Managing Director(4) and Chief Operating Officer, Deutsche Asset Management (since 1999); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)

Paul H. Schubert(5) 1/11/63 Chief Financial Officer, since 2004 Treasurer, 2005-present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(5) 8/23/62 Secretary, 2003-present	Director(3), Deutsche Asset Management

Patricia DeFilippis(4) 6/21/63 Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger(4) 9/15/62 Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(5) 4/01/62 Assistant Secretary, 2002-present	Managing Director(3), Deutsche Asset Management

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Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Scott M. McHugh(5) 9/13/71 Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management

Kathleen Sullivan D’Eramo(5) 1/25/57 Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management

John Robbins(4) 4/8/66 Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo(4) 8/02/62 Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

A. Thomas Smith(4) 12/14/56 Chief Legal Officer, 2005-present	Managing Director(3), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

(1)	Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Advisor Funds or DWS Institutional Funds of which these funds are each a series.
(2)	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Michael Colon	Director and Chief Operating Officer
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

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Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met 10 times during the calendar year ended December 31, 2005 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

Audit Committee. The Audit Committee, formerly known as the Audit and Compliance Committee, selects the independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit Committee are Messrs. Saunders (Chair), Jones, Herring and Searcy. The Audit Committee met seven times during the calendar year ended December 31, 2005.

Nominating/Corporate Governance Committee. The primary responsibilities of the Nominating/ Corporate Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating/Corporate Governance Committee also evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds. The members of the Nominating/Corporate Governance Committee are Mr. Jones and Ms. Rimel. The Nominating/Corporate Governance Committee, which meets as often as deemed appropriate by the Committee, met five times during the calendar year ended December 31, 2005.

Valuation Committee. The Valuation Committee oversees the valuation of the Fund’s securities and other assets in accordance with the Fund’s Valuation Procedures. Messrs. Herring, Gruber and Saunders (Chair) are members of the Committee. All other Trustees serve as alternates (Independent and Interested). Two Valuation Committee members, 50% or more which are independent Trustees.. The Valuation Committee met six times during the calendar year ended December 31, 2005.

Additional Committees. The Board of Trustees has established a Fixed Income Oversight Committee and an Equity Oversight Committee. The members of the Fixed Income Oversight Committee are Messrs. Jones and Searcy (Chair). The members of the Equity Oversight Committee are Messrs. Gruber (Chair), Herring, Saunders and Rimel. The Fixed Income Oversight and Equity Oversight Committees periodically review the investment performance of the Fund. The Fixed Income Oversight Committee met six times and the Equity Oversight Committee met six times during the calendar year ended December 31, 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Gruber, Herring (Chair), Shiebler and Ms. Rimel. The Marketing/Shareholder Service Committee met six times during the calendar year ended December 31, 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Mr. Searcy and Ms. Rimel. The Legal/Regulatory/Compliance Committee met six times during the calendar year ended December 31, 2005.

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Expense/Operations Committee: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Jones (Chair), Saunders and Searcy. The Expense/Operations Committee met six times during the calendar year ended December 31, 2005.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an “interested person” of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2005.

Name of Trustee	Compensation from Cash Management Fund Investment	Compensation from Cash Management Fund Institutional	Total Compensation Paid to Trustee from the Fund and the Fund Complex(1),(3)
Martin J. Gruber	$567	$567	$135,000
Richard J. Herring(2)	$567	$567	$136,000
Graham E. Jones	$567	$567	$144,000
Rebecca W. Rimel(2)	$567	$567	$146,280
Philip Saunders, Jr.	$567	$567	$145,000
William N. Searcy, Jr.	$567	$567	$150,500

Name of Trustee	Compensation from Treasury Money Fund Investment	Compensation from Treasury Money Fund Institutional	Total Compensation Paid to Trustee from the Fund and the Fund Complex(1),(3)
Martin J. Gruber	$567	$567	$135,000
Richard J. Herring(2)	$567	$567	$136,000
Graham E. Jones	$567	$567	$144,000
Rebecca W. Rimel(2)	$567	$567	$146,280
Philip Saunders, Jr.	$567	$567	$145,000
William N. Searcy, Jr.	$567	$567	$150,500

(1)	During calendar year 2005, the total number of funds overseen by each Trustee was 55 funds.
(2)	Of the amounts payable to Ms. Rimel and Mr. Herring $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

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(3)	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various DWS Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Gruber, $3,000 for Mr. Herring, $11,000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Mr. Saunders and $17,500 for Mr. Searcy. These meeting fees were borne by the funds.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the DWS Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Trustee Ownership in the Fund(1)

Trustee	Dollar Range of Beneficial Ownership in Cash Management Fund Investment	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Trustee in the Fund Complex(2)
Independent Trustees:
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	None	Over $100,000
William N. Shiebler	None	Over $100,000

Trustee	Dollar Range of Beneficial Ownership in Treasury Money Fund Investment	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Trustee in the Fund Complex(2)
Independent Trustees:
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	None	Over $100,000
William N. Shiebler	None	Over $100,000

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Trustee	Dollar Range of Beneficial Ownership in Cash Management Fund Institutional	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Trustee in the Fund Complex(2)
Independent Trustees:

Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	$1-$10,000	Over $100,000
William N. Shiebler	None	Over $100,000

Trustee	Dollar Range of Beneficial Ownership in Treasury Money Fund — Institutional Class	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Trustee in the Fund Complex(2)
Independent Trustees:

Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	None	Over $100,000
William N. Shiebler	None	Over $100,000

(1)	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

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Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Martin J. Gruber	n/a	None	n/a	n/a	n/a
Richard Herring	n/a	None	n/a	n/a	n/a
Graham E. Jones	n/a	None	n/a	n/a	n/a
Rebecca W. Rimel	n/a	None	n/a	n/a	n/a
Philip Saunders, Jr.	n/a	None	n/a	n/a	n/a
William N. Searcy, Jr.	n/a	None	n/a	n/a	n/a

Securities Beneficially Owned

As of April 10, 2006, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Fund.

To the best of the Fund’s knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of April 10, 2006, 5,332,032.750 shares in the aggregate, or 6.29% of the outstanding shares of Cash Management Fund, Investment Class were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 68,390,734.150 shares in the aggregate, or 80.64% of the outstanding shares of Cash Management Fund, Investment Class were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 68,689,007.010 shares in the aggregate, or 32.30% of the outstanding shares of Treasury Money Fund, Investment Class were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 47,487,268.400 shares in the aggregate, or 22.33% of the outstanding shares of Treasury Money Fund, Investment Class were held in the name of Vendee Mortgage Trust 1992-1, Santa Ana, CA 92705-4934, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 49,438,566.130 shares in the aggregate, or 23.25% of the outstanding shares of Treasury Money Fund, Investment Class were held in the name of NBC Telemundo Phoenix, AZ 85013-1701, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 223,940,796.690 shares in the aggregate, or 10.87% of the outstanding shares of Cash Management Fund, Institutional Class were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 34,791,943.010 shares in the aggregate, or 11.10% of the outstanding shares of Treasury Money Fund, Institutional Class were held in the name of Jennison Associates, LLC, New York, NY 10017-3140, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 27,030,320.080 shares in the aggregate, or 8.63% of the outstanding shares of Treasury Money Fund, Institutional Class were held in the name of PPG Pittsburgh Corning QSF, New York, NY 10005-2836, who may be deemed as the beneficial owner of certain of these shares.

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As of April 10, 2006, 16,172,095.170 shares in the aggregate, or 5.16% of the outstanding shares of Treasury Money Fund, Institutional Class were held in the name of Analytics, Inc., H&R Block Texas RAL, Chanhassen, MN 55317-8730, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their trustees and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

MANAGEMENT OF THE TRUSTS AND PORTFOLIOS

Code of Ethics

The Board of Trustees of the Trusts has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trusts’ Code of Ethics permits access persons of the Fund/Portfolio (Board members, officers and employees of the Advisor), to make personal securities transactions for their own accounts. This includes transactions in securities that may be purchased or held by the Funds/Portfolios, but requires compliance with the Code’s pre-clearance requirements, subject to certain exceptions. In addition, the Trusts’ Code of Ethics provides for trading “blackout periods” that prohibit trading of personnel within periods of trading by the Portfolios in the same security. The Trusts’ Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Portfolios’ Advisor and its affiliates (including the Fund’s Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act (the “Consolidated Code”). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund/Portfolio for their own accounts, subject to compliance with the Consolidated Code’s preclearance requirements. In addition, the Consolidated Code also provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by a Portfolio in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

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Proxy Voting Guidelines

The Portfolios have delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Portfolios have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Portfolios’ best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolios, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether

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any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: dws-scudder.com (click on “proxy voting” at the bottom of the page).

Investment Advisor

The Funds have not retained the services of an investment advisor since each Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Portfolios have retained the services of DeAM, Inc. as Advisor pursuant to the terms of a management contract (“Advisory Agreement”).

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG (“Deutsche Bank”). Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

DeAM, Inc., subject to the supervision and direction of the Board of Trustees of each Portfolio, manages each Portfolio in accordance with the Portfolio’s investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. DeAM, Inc. may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment advisor. All orders for investment transactions on behalf of the Portfolio are placed by DeAM, Inc. with brokers, dealers and other financial intermediaries that it selects, including those affiliated with DeAM, Inc. A DeAM, Inc. affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if DeAM, Inc. believes that the affiliate’s charge for transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which DeAM, Inc. or any of its affiliates is the ultimate obligor or accepting bank. The Portfolios may, however, invest in the obligations of correspondents or customers of DeAM, Inc.

Under the Advisory Agreement, DeAM, Inc. receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.15%, before waivers and reimbursements, of the average daily net assets of the Portfolio.

Through April 30, 2007, the investment advisor and administrator have contractually agreed to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses), remains at 0.75% for Cash Management Fund Investment, 0.23% for Cash Management Fund Institutional and 0.25% for Treasury Money Fund—Institutional Class

For the fiscal years ended December 31, 2005, 2004 and 2003, DeAM, Inc. earned $14,956,589, $17,577,775 and $18,100,274, respectively, as compensation for investment advisory services provided to the Cash Management

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Portfolio. During the same periods, DeAM, Inc. reimbursed $2,700,770, $3,227,741 and $3,255,628, respectively, to the Cash Management Portfolio to cover expenses.

For the fiscal years ended December 31, 2005, 2004 and 2003, DeAM, Inc. earned $902,567, $964,323 and $1,253,192, respectively, as compensation for investment advisory services provided to the Treasury Money Portfolio. During the same periods, DeAM, Inc. reimbursed $138,078, $150,473 and $113,596, respectively, to the Treasury Money Portfolio to cover expenses.

The Advisor and the Administrator, Investment Company Capital Corp., may not recoup any of their waived investment advisory or administration and services fees.

Administrator

Investment Company Capital Corp. (“ICCC” or the “Administrator”) serves as the Administrator to the Funds and the Portfolios. Under its agreement with the Trust (“Administration and Services Agreement”), ICCC generally assists the Board of Trustees of the Trusts in all aspects of the administration and operation of the Trusts. DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), an affiliate of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining Portfolio and general accounting records. DWS-SFAC is located at Two International Place, Boston, Massachusetts, 02110-4103. DWS-SFAC has hired State Street as a sub-agent that performs fund accounting and administration services under the fund accounting agreement and under the Administration and Services Agreement. The Administration and Services Agreement, provides for each Trust to pay the Administrator a fee, computed daily and paid monthly, equal on an annual basis to 0.55% of the average daily net assets of Cash Management Fund Investment and Treasury Money Fund Investment, and 0.05% of the average daily net assets of Cash Management Fund Institutional and Treasury Money Fund Institutional.

Under the Administration and Services Agreements with each Portfolio, ICCC calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreements provides for each Portfolio to pay ICCC a fee, computed daily and paid monthly, equal on an annual basis to 0.05% of the Portfolio’s average daily net assets. Under the Administration and Services Agreements, ICCC may delegate one or more of its responsibilities to others, including affiliates of ICCC, at ICCC’s expense.

Under the Administration and Services Agreements, ICCC is obligated on a continuous basis to provide such administrative services as the respective Board of Trustees of each Trust and each Portfolio reasonably deems necessary for the proper administration of each Trust and each Portfolio. ICCC will generally assist in all aspects of the Funds’ and Portfolios’ operations; supply and maintain office facilities (which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Trusts or the Portfolios), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with each Trust’s and each Portfolio’s Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

For the fiscal years ended December 31, 2005, 2004 and 2003, ICCC earned $574,686, $611,743 and $860,967, respectively as compensation for administrative and other services provided to Cash Management Fund Investment. During the same periods ICCC reimbursed $80,984, $82,476 and $16,050, respectively.

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For the fiscal years ended December 31, 2005, 2004 and 2003, ICCC earned $1,144,119, $1,332,262 and $1,923,223, respectively, as compensation for administrative and other services provided to Cash Management Fund Institutional. During the same periods ICCC reimbursed $138,461, $140,102 and $133,029, respectively, to Cash Management Fund Institutional to cover expenses.

For the fiscal years ended December 31, 2005, 2004 and 2003, ICCC earned $799,010, $1,244,656 and $1,144,124, respectively, as compensation for administrative and other services provided to Treasury Money Fund Investment. During the same periods ICCC reimbursed $104,752, $116,583 and $87,100, respectively, to Treasury Money Fund Investment to cover expenses.

For the fiscal years ended December 31, 2005, 2004 and 2003, ICCC earned $227,841, $208,108 and $313,492, respectively, as compensation for administrative and other services provided to Treasury Money Fund Institutional. During the same periods ICCC reimbursed $132,588, $115,585 and $92,155, respectively, to Treasury Money Fund Institutional to cover expenses.

For the fiscal years ended December 31, 2005, 2004 and 2003, ICCC earned $4,985,530, $5,861,096 and $5,998,410, respectively, as compensation for administrative and other services provided to the Cash Management Portfolio. During the same periods ICCC reimbursed $2,822,888, $3,337,178 and $3,255,628, respectively, to the Cash Management Portfolio to cover expenses.

For the fiscal years ended December 31, 2005, 2004 and 2003, ICCC earned $300,856, $321,691 and $417,685, respectively, as compensation for administrative and other services provided to the Treasury Money Portfolio. During the same periods ICCC reimbursed $148,551, $157,793 and $113,596, respectively to the Treasury Money Portfolio to cover expenses.

Distributor

DWS-SDI, an affiliate of the Advisor, serves as the distributor of each Fund’s shares pursuant to a distribution agreement. DWS-SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for DWS-SDI is 222 South Riverside Plaza Chicago, IL 60606-5808.

Transfer Agent and Service Agent

DWS Scudder Investments Service Company (“DWS-SISC”) serves as transfer agent of the Trusts and of the Funds pursuant to a transfer agency agreement. DWS-SISC’s headquarters is 222 South Riverside Plaza, Chicago, IL, 60606-5808. Under its transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Trusts and causes to be distributed any dividends and distributions payable by the Trusts. DWS-SISC is compensated by ICCC out of its administrative fee and may be reimbursed by the Funds for its out-of-pocket expenses.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

DWS-SISC acts as a Service Agent pursuant to its agreement with the Trusts. DWS-SISC is paid by the Administrator and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by DWS-SISC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and

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performing such other services as the Transfer Agent or the Service Agent’s clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the agreement with the DWS-SISC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

Custodian

As of April 11, 2003, State Street, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Trusts and the Portfolios. As Custodian, State Street holds the Portfolios’ and the Funds’ assets. Prior to April 11, 2003, Deutsche Bank Trust Company Americas, an affiliate of the Funds’ Advisor and Administrator, served as Custodian.

Expenses

Each Fund bears its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by the Administrator or DWS-SDI, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. Each Portfolio bears its own expenses. Operating expenses for each Portfolio generally consist of all costs not specifically borne by the Administrator or DWS-SDI, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trusts and from time to time provides certain legal services to the Advisor and the Administrator. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 has been selected as the independent registered public accounting firm for the Trusts.

ORGANIZATION OF THE TRUSTS

DWS Advisor Funds was organized on July 21, 1986 and DWS Institutional Funds was organized on March 26, 1990 under the laws of the Commonwealth of Massachusetts. Each Fund is a mutual fund: an investment that pools shareholders’ money and invests it toward a specified goal. Each Fund is a separate series of the respective Trust. Each Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The interests in each Portfolio are divided into separate series, no series of which has any preference over any other series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The shares of the other series of the Trusts are offered through separate prospectuses and statements of additional information. The Trusts may create and issue additional series of shares. Each Trust’s Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. No series of shares has any preference over any other series.

Each Trust is an entity commonly known as a “Massachusetts business trust.” Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trusts. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of such Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or a Trustee. Each Declaration of Trust provides for indemnification from such Trust’s property for all losses and

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expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations, a possibility that each Trust believes is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trusts.

The Cash Management Portfolio and Treasury Money Portfolio were organized as trusts under the laws of the State of New York. Each Portfolio’s Declaration of Trust provides that each Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of each Trust believe that neither a Fund nor its shareholders will be adversely affected by reason of the Funds’ investing in the corresponding Portfolio.

The Trusts are not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. When matters are submitted for shareholder vote, shareholders of a Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of a Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of such Trust’s outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust’s outstanding shares.

Shares of the Trusts do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees. Upon liquidation of a Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Each series in a Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of a Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

The series of each Portfolio will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series could control the outcome of these votes.

Whenever a Trust is requested to vote on a matter pertaining to a Portfolio, the Trust will vote its shares without a meeting of shareholders of the corresponding Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, a Trust will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of the Portfolio’s shareholders, even if all Portfolio shareholders did not vote. Even if the Portfolio votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

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DWS Advisor Funds (prior to February 6, 2006, known as Scudder Advisor Funds) was organized under the name BT Tax-Free Investment Trust, changed its name to BT Investment Funds on May 16, 1988 and assumed the name of Scudder Advisor Funds on or about May 16, 2003. DWS Institutional Funds prior to February 6, 2006, was known as Scudder Institutional Funds.

DIVIDENDS

Each Fund declares dividends from its net income daily and pays the dividends monthly. Each Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of each Fund’s pro rata share of the corresponding Portfolio’s net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards. Unless a shareholder instructs a Trust to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund that paid the dividend or distribution.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

(b)	Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

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(c)	Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Each Fund will be deemed to own its proportionate share of its respective Portfolio’s assets and to earn its proportionate share of such Portfolio’s income for purposes of determining whether the Fund satisfies the requirements described above.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of the Portfolios. Each Portfolio will be treated as a partnership for federal income tax purposes and, as a result, will not be subject to federal income tax. Instead, a Fund and other investors in a Portfolio will be required to take into account, in computing their federal income tax liability, their respective shares of the Portfolio’s income, gains, losses, deductions and credits, without regard to whether they have received any cash distributions from the Portfolio.

Taxation of Fund Distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year), if any, properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Each Fund expects that it generally will not earn or distribute any tong-term capital gains. In addition, each Fund expects that none of its distributions will be treated as “qualified dividend income” eligible for taxation at the rates generally applicable to long-term capital gains for individuals.

Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares is considered a taxable event. However, because each Fund seeks to maintain a consistent $1.00 share price, you should not realize any taxable gain or loss when you sell or exchange shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of a Fund’s total assets will consist of securities issued by foreign corporations, none of the Funds will be eligible to pass through to

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its shareholders their proportionate share of any foreign taxes paid by a Fund, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Taxation of Non-US Shareholders. Dividends paid by a Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of each Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated December 31, 2005, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Funds’ Annual Report may be obtained without charge by contacting the Funds’ Service Center at 1-800-730-1313.

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APPENDIX

Description of Securities Ratings

Description of S&P corporate bond ratings:

AAA — Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody’s corporate bond ratings:

Aaa — Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch corporate bond ratings:

AAA — Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA — Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

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Description of Moody’s municipal bond ratings:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier 1 in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P municipal note ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody’s municipal note ratings:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-1/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody’s commercial paper ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

39

Description of Fitch commercial paper ratings:

F1+ — Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1 — Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

40

Investors Cash Trust

March 31, 2006

ANNUAL REPORT TO SHAREHOLDERS

Service Shares

Government & Agency Securities Portfolio

Treasury Portfolio

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit www.dws-scudder.com. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

1

Portfolio Management Review

In the following interview, Investors Cash Trust Portfolio Manager Darlene Rasel discusses the market environment and the portfolio team’s approach to managing the portfolios during its most recent fiscal year ended March 31, 2006.

Q: Will you discuss the market environment for the portfolios during its most recent fiscal year?

A: Over the 12 months ended March 31, 2006, the US economy showed its resiliency, despite devastating hurricanes in the southern United States and continual increases in energy prices. Monthly job growth was the most important economic indicator for the money markets as the year began, but the market’s focus gradually shifted to a careful watch for signs of increasing inflation. Going forward, the markets will be watching closely for any changes in monetary policy from the new US Federal Reserve Board (the Fed) chairman Ben Bernanke.

During the period, the Fed continued its policy of increasing short-term interest rates in an attempt to undo the easing of monetary policy that occurred up until June 2004. The Fed raised the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — to 4.75% in eight quarter- percentage-point increments over the 12-month period. Despite the increases in the federal funds rate, longer-term yields remained low for most of the period, creating a relatively flat yield curve.1 Throughout 2005 and early 2006, the Fed repeated its statements that additional rate increases might be

Portfolio Performance

As of March 31, 2006

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield*
Government & Agency Securities Portfolio — Service Shares	4.38%
Treasury Portfolio — Service Shares	4.40%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate.

*	Performance reflects a partial fee waiver which improved results during this period. Otherwise, the 7-day current yields of the Government & Agency Securities Portfolio — Service Shares would have been 4.38% and the Treasury Portfolio — Service Shares would have been 4.26% as of March 31, 2006. Please call for the most current yield information.

needed going forward to keep the risks to economic growth and price stability in balance.

[1]	The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

At the end of March 2006, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year money market rates, stood at 5.25%, compared to 3.84% 12 months earlier. The premium level of LIBOR (which is set by the market) over the federal funds rate (which is fixed by the Fed) of 4.75% demonstrated the market’s concern that the Fed may raise short-term interest rates at least

2

one to two more times in order to stave off any resurgence of inflation. At the same time, there is a sense within the market that 2006 will be a year of transition, that the Fed will probably discontinue its rate increases this year, and that investors will be looking to see how well Bernanke can fine tune the economy by utilizing the Fed’s control over short-term rates.

Q: How did the portfolios perform over its most recent fiscal year?

A: We were able to produce a competitive yield in the Investors Cash Trust by employing our conservative investment strategies and standards. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.) We continue our insistence on the highest credit quality within the portfolios. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the portfolios and to seek competitive yield for our shareholders.

Q: In light of market conditions during the period, what has been the strategy for the Treasury Portfolio and the Government & Agency Securities Portfolio?

A: During the portfolios’ most recent fiscal year, except for the period immediately following the past hurricane season when yields declined briefly, the Treasury yield curve was relatively flat, due in part to large-volume purchases of short-term Treasury instruments by foreign central banks. These purchases kept even the yields of six-month issues at relatively depressed levels. Because we would not be rewarded with higher yields by extending maturity, our strategy for the Treasury Portfolio was to limit our purchases to issues with maturities of three months or less, and extend maturity opportunistically, as market conditions warranted. For the Government & Agency Securities Portfolio, our goal was also to keep maturity short, and then step up the yield of the portfolio at each Fed tightening. Going forward, we will continue to monitor economic and inflation indicators to determine when the Fed will end its credit tightening program.

Q: What detracted from performance during the period?

A: Following Hurricanes Katrina and Wilma there was concern that the US economy would falter and that the Fed might halt its series of federal funds rate increases — at least temporarily — so as not to further restrain growth. For this reason, we extended maturity slightly in early fall 2005. Instead of faltering, the economy continued to perform well, however, and the Fed kept raising rates. For this reason, our decision to briefly extend maturity detracted somewhat from the portfolios’ yield and total return during the period.

Darlene M. Rasel

Managing Director, Deutsche Asset Management and Lead Portfolio Manager

A group of investment professionals is responsible for the day-to-day management of the portfolios. These professionals have a broad range of experience managing money market funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period stated above. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

3

Information About Each Portfolio’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, each Portfolio’s Service Shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate each Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Service Shares

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006

Actual Portfolio Return	Government & Agency Securities Portfolio	Treasury Portfolio
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,020.20	$1,019.80
Expenses Paid per $1,000*	$1.26	$1.21

Hypothetical 5% Portfolio Return	Government & Agency Securities Portfolio	Treasury Portfolio
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,023.68	$1,023.73
Expenses Paid per $1,000*	$1.26	$1.21

*	Expenses are equal to each Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Government & Agency Securities Portfolio	.25%
Treasury Portfolio	.24%

For more information, please refer to the Portfolios’ prospectus.

4

Portfolio Summary

Investors Cash Trust — Government & Agency Securities Portfolio

Asset Allocation	3/31/06	3/31/05
Agencies Not Backed by the Full Faith and Credit of the US Government	12%	45%
Repurchase Agreements	88%	55%

	100%	100%

Weighted Average Maturity	3/31/06	3/31/05
Investors Cash Trust — Government & Agency Securities Portfolio	13 days	28 days
Government & Agencies Retail Money Fund Average*	30 days	29 days

Investors Cash Trust — Treasury Portfolio

Asset Allocation	3/31/06	3/31/05
US Treasury Obligations	17%	37%
Repurchase Agreements	83%	63%

	100%	100%

Weighted Average Maturity	3/31/06	3/31/05
Investors Cash Trust — Treasury Portfolio	16 days	14 days
Treasury & Repo Retail Fund Average**	16 days	25 days

*	The Portfolio is compared to its respective iMoneyNet category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

**	The Portfolio is compared to its respective iMoneyNet category: Treasury & Repo Retail Fund Average includes only retail government Funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset allocation is subject to change. For more complete details about the Portfolios’ holdings, see pages 8-10. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolios’ top ten holdings and other information about the Portfolios is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

5

Portfolio of Investments as of March 31, 2006

Government & Agency Securities Portfolio	Principal Amount ($)	Value ($)
Agencies Not Backed by the Full Faith and Credit of the US Government 12.1%
Federal Home Loan Bank, 4.523%*, 6/2/2006	10,000,000	9,998,897
Federal Home Loan Mortgage Corp.:
3.83%, 6/20/2006	8,000,000	8,000,000
4.406%*, 7/6/2007	30,000,000	29,985,160
4.75%, 2/6/2007	4,000,000	4,000,000
4.92%, 2/28/2007	6,000,000	6,000,000
Federal National Mortgage Association:
4.0%, 8/8/2006	5,000,000	5,000,000
4.03%, 7/21/2006	5,000,000	5,000,000

Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $67,984,057)		67,984,057

Repurchase Agreements 87.5%
Bear Stearns & Co., Inc., 4.86%, dated 3/31/2006, to be repurchased at $100,040,500 on 4/3/2006 (a)	100,000,000	100,000,000
BNP Paribas, 4.86%, dated 3/31/2006, to be repurchased at $99,040,095 on 4/3/2006 (b)	99,000,000	99,000,000
Credit Suisse First Boston LLC, 4.54%, dated 2/1/2006, to be repurchased at $48,369,253 on 4/3/2006 (c)	48,000,000	48,000,000
JPMorgan Securities, Inc., 4.83%, dated 3/31/2006, to be repurchased at $78,031,395 on 4/3/2006 (d)	78,000,000	78,000,000
Merrill Lynch & Co., Inc., 4.595%, dated 2/14/2006, to be repurchased at $55,407,168 on 4/13/2006 (e)	55,000,000	55,000,000
State Street Bank and Trust Co., 4.23%, dated 3/31/2006, to be repurchased at $85,030 on 4/3/2006 (f)	85,000	85,000
The Goldman Sachs & Co., 4.54%, dated 1/31/2006, to be repurchased at $90,703,700 on 4/3/2006 (g)	90,000,000	90,000,000
The Goldman Sachs & Co., 4.81%, dated 3/27/2006, to be repurchased at $20,018,706 on 4/3/2006 (h)	20,000,000	20,000,000

Total Repurchase Agreements (Cost $490,085,000)		490,085,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $558,069,057)+	99.6	558,069,057
Other Assets and Liabilities, Net	0.4	2,128,605
Net Assets	100.0	560,197,662

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2006.

+	The cost for federal income tax purposes was $558,069,057.

(a)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
44,929,438	Federal Home Loan Mortgage Corp.	5.0-5.5	10/25/2024-6/25/2031	43,902,852
60,889,217	Federal National Mortgage Association	4.0-5.0	7/15/2017-8/15/2022	58,098,837

Total Collateral Value				102,001,689

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
94,764,939	Federal National Mortgage Association	3.584-5.335	9/1/2033-2/1/2036	94,279,350
6,682,652	Federal Home Loan Mortgage Corp.	5.506	3/1/2036	6,700,650

Total Collateral Value				100,980,000

(c)	Collateralized by $49,458,374 Federal National Mortgage Association, 4.272-5.316%, with various maturities from 5/1/2032-3/1/2035 with a value of $48,960,184.

(d)	Collateralized by $79,164,327 Federal National Mortgage Association, 6.0%, with various maturities from 1/1/2036-4/1/2036 with a value of $79,561,163.

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
51,483,739	Federal National Mortgage Association	3.5-6.5	8/1/2009-3/1/2036	50,848,224
6,184,474	Federal Home Loan Mortgage Corp.	4.5-5.5	4/1/2008-10/1/2034	5,253,669

Total Collateral Value				56,101,893

(f)	Collateralized by $95,000 Federal National Mortgage Association, 5.55%, maturing on 7/10/2028 with a value of $89,234.

(g)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
94,072,487	Federal Home Loan Mortgage Corp.	4.0-8.5	11/1/2007-3/1/2036	91,489,021
9,721,679*	Federal Home Loan Mortgage Corp.	7.0	8/1/2023	310,979

Total Collateral Value				91,800,000

*	Principal amount is shown at original face.

(h)	Collateralized by $20,458,707 Federal Home Loan Mortgage Corp, with various coupon rates 5.5-6.5%, with various maturities from 9/1/2034-1/1/2035 with a value of $20,400,000.

The accompanying notes are an integral part of the financial statements.

6

Portfolio of Investments as of March 31, 2006

Treasury Portfolio	Principal Amount ($)	Value ($)
US Treasury Obligations 16.6%
US Treasury Bills:
3.98%*, 4/20/2006	7,500,000	7,484,246
4.385%*, 8/3/2006	10,000,000	9,848,961

Total US Treasury Obligations (Cost $17,333,207)		17,333,207

Repurchase Agreements 83.5%
BNP Paribas, 4.5%, dated 3/31/2006, to be repurchased at $21,007,875 on 4/3/2006 (a)	21,000,000	21,000,000
Credit Suisse First Boston LLC, 4.54%, dated 3/31/2006, to be repurchased at $22,008,323 on 4/3/2006 (b)	22,000,000	22,000,000
JPMorgan Securities, Inc., 4.53%, dated 3/31/2006, to be repurchased at $22,008,305 on 4/3/2006 (c)	22,000,000	22,000,000
Merrill Lynch & Co., Inc., 4.45%, dated 3/31/2006, to be repurchased at $21,007,788 on 4/3/2006 (d)	21,000,000	21,000,000
State Street Bank and Trust Co., 4.23%, dated 3/31/2006, to be repurchased at $1,256,443 on 4/3/2006 (e)	1,256,000	1,256,000

Total Repurchase Agreements (Cost $87,256,000)		87,256,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $104,589,207)+	100.1	104,589,207
Other Assets and Liabilities, Net	(0.1)	(118,202)
Net Assets	100.0	104,471,005

*	Annualized yield at time of purchase; not a coupon rate.

+	The cost for federal income tax purposes was $104,589,207.

(a)	Collateralized by $16,864,000 US Treasury Inflation Index Note, 3.625%, maturing on 1/15/2008 with a value of $21,420,362.

(b)	Collateralized by $35,090,000 US Treasury STRIPS, maturing on 5/15/2015 with a value of $22,442,863.

(c)	Collateralized by $31,725,000 US Treasury STRIPS, maturing on 5/15/2013 with a value of $22,441,948.

(d)	Collateralized by $37,180,000 US Treasury STRIPS, maturing on 5/15/2017 with a value of $21,420,142.

(e)	Collateralized by $1,040,000 US Treasury Bond, 7.5% maturing on 11/15/2016 with a value of $1,283,804.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

The accompanying notes are an integral part of the financial statements.

7

Financial Statements

Statement of Assets and Liabilities — Government & Agency Securities Portfolio as of March 31, 2006

Assets
Investments:
Investments in securities, at amortized cost	$67,984,057
Repurchase agreements, at amortized cost	490,085,000
Total Investments in securities, at amortized cost	558,069,057
Cash	886
Interest receivable	2,268,943
Receivable for Portfolio shares sold	811,700
Other assets	43,933

Total assets	561,194,519

Liabilities
Dividends payable	762,606
Payable for Portfolio shares redeemed	4,464
Accrued management fee	68,646
Other accrued expenses and payables	161,141

Total liabilities	996,857

Net assets, at value	$560,197,662

Net Assets
Net assets consist of:
Undistributed net investment income	18,730
Paid-in capital	560,178,932

Net assets, at value	$560,197,662

Net Asset Value
Service Shares
Net assets applicable to shares outstanding	$220,869,902
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	220,865,251

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

DWS Government Cash Institutional Shares
Net assets applicable to shares outstanding	$106,279,755
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	106,276,201

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

Government Cash Managed Shares
Net assets applicable to shares outstanding	$233,048,005
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	233,044,796

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

The accompanying notes are an integral part of the financial statements.

8

Statement of Assets and Liabilities — Treasury Portfolio as of March 31, 2006

Assets
Investments:
Investments in securities, at amortized cost	$17,333,207
Repurchase agreements, at amortized cost	87,256,000
Total Investments in securities, at amortized cost	104,589,207
Cash	425
Interest receivable	10,905
Other assets	16,009

Total assets	104,616,546

Liabilities
Payable for Portfolio shares redeemed	129
Accrued management fee	6,174
Other accrued expenses and payables	139,238

Total liabilities	145,541

Net assets, at value	$104,471,005

Net Assets
Net assets consist of: Undistributed net investment income	23,677
Accumulated net realized gain (loss)	(16,859)
Paid-in capital	104,464,187

Net assets, at value	$104,471,005

Net Asset Value
Service Shares
Net assets applicable to shares outstanding	$2,948,360
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	2,947,960

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

Premier Money Market Shares
Net assets applicable to shares outstanding	$101,522,645
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	101,538,944

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

The accompanying notes are an integral part of the financial statements.

9

Statements of Operations for the year ended March 31, 2006

Investment Income	Government & Agency Securities Portfolio	Treasury Portfolio
Income:
Interest	$17,200,705	$3,277,593
Expenses:
Management fee	686,096	129,210
Services to shareholders	232,557	256,800
Custodian fees	21,614	16,320
Distribution service fees	385,896	407,345
Auditing	40,556	38,382
Legal	19,673	10,484
Trustees’ fees and expenses	42,986	19,151
Reports to shareholders	37,207	26,561
Registration fees	51,194	29,818
Other	33,624	14,593
Total expenses, before expense reductions	1,551,403	948,664
Expense reductions	(28,312)	(142,424)
Total expenses, after expense reductions	1,523,091	806,240

Net investment income	15,677,614	2,471,353

Realized and Unrealized Gain (Loss) from Investment Transactions
Net realized gain (loss) from investments	—	(14,249)

Net increase (decrease) in net assets resulting from operations	$15,677,614	$2,457,104

The accompanying notes are an integral part of the financial statements.

10

Statement of Changes in Net Assets — Government & Agency Securities Portfolio

	Years Ended March 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$15,677,614	$7,268,568
Net realized gain (loss) on investment transactions	—	7,543
Net increase (decrease) in net assets resulting from operations	15,677,614	7,276,111
Distributions to shareholders from:
Net investment income (Service Shares)	(6,675,761)	(2,735,478)
Net investment income (DWS Government Cash Institutional Shares)	(2,641,028)	(1,724,926)
Net investment income (Government Cash Managed Shares)	(6,360,825)	(2,808,164)
Portfolio share transactions:
Proceeds from shares sold	1,419,728,633	1,117,499,491
Reinvestment of distributions	9,358,777	3,483,589
Cost of shares redeemed	(1,387,771,697)	(1,147,198,270)
Net increase (decrease) in net assets from Portfolio share transactions	41,315,713	(26,215,190)
Increase (decrease) in net assets	41,315,713	(26,207,647)
Net assets at beginning of period	518,881,949	545,089,596

Net assets at end of period (including undistributed net investment income of $18,730 and $18,730, respectively)	$560,197,662	$518,881,949

The accompanying notes are an integral part of the financial statements.

11

Statement of Changes in Net Assets — Treasury Portfolio

	Years Ended March 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,471,353	$349,902
Net realized gain (loss) on investment transactions	(14,249)	(2,554)
Net increase (decrease) in net assets resulting from operations	2,457,104	347,348
Distributions to shareholders from:
Net investment income (Service Shares)	(180,954)	(96,628)
Net investment income (Premier Money Market Shares)	(2,290,399)	(253,274)
Portfolio share transactions:
Proceeds from shares sold	325,769,423	92,686,228
Reinvestment of distributions	2,414,012	349,894
Cost of shares redeemed	(261,033,412)	(96,128,884)
Net increase (decrease) in net assets from Portfolio share transactions	67,150,023	(3,092,762)
Increase (decrease) in net assets	67,135,774	(3,095,316)
Net assets at beginning of period	37,335,231	40,430,547

Net assets at end of period (including undistributed net investment income of $23,677 and $23,677, respectively)	$104,471,005	$37,335,231

The accompanying notes are an integral part of the financial statements.

12

Financial Highlights

Government & Agency Securities Portfolio — Service Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.035	.015	.009	.015	.03
Distributions from net investment income	(.035)	(.015)	(.009)	(.015)	(.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[a]	3.56	1.50	.90	1.47	2.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	221	211	247	256	286
Ratio of expenses before expense reductions (%)	.26	.26	.26	.26	.28
Ratio of expenses after expense reductions (%)	.25	.25	.25	.25	.25
Ratio of net investment income (%)	3.51	1.48	.90	1.46	2.95

Treasury Portfolio — Service Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.034	.014	.008	.014	.03
Distributions from net investment income	(.034)	(.014)	(.008)	(.014)	(.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[a]	3.48	1.43	.84	1.41	2.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	10	32	51
Ratio of expenses before expense reductions (%)	.42	.55	.53	.34	.32
Ratio of expenses after expense reductions (%)	.25	.25	.25	.25	.25
Ratio of net investment income (%)	3.55[b]	1.40	.84	1.42	2.84

[a]	Total return would have been lower had certain expenses not been reduced.

[b]	Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the year.

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Notes to Financial Statements

1. Significant Accounting Policies

Investors Cash Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers two series of shares (Portfolios) — the Government & Agency Securities Portfolio and the Treasury Portfolio. The Government & Agency Securities Portfolio offers multiple classes of shares that include Service Shares, DWS Government Cash Institutional Shares and Government Cash Managed Shares. The Treasury Portfolio offers Service Shares and Premier Money Market Shares. Certain detailed financial information for the DWS Government Cash Institutional Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio and the Premier Money Market Shares of the Treasury Portfolio is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolios, through its custodian or sub-custodian bank, receives delivery of

14

the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolios’ claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

At March 31, 2006, the Treasury Portfolio had a net tax basis capital loss carryforward of approximately $14,100 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2012 ($100), March 31, 2013 ($2,100), March 31, 2014 ($11,900), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through March 31, 2006, the Treasury Portfolio incurred approximately $2,800 of net realized capital losses. As permitted by tax regulations, the Treasury Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2007.

Distribution of Income. Net investment income of the Portfolios are declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the portfolios.

At March 31, 2006, the Portfolios’ components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Government & Agency Securities Portfolio	Treasury Portfolio
Undistributed ordinary income*	$796,284	$25,116
Capital loss carryforwards	$—	$(14,100)

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In addition, the tax character of distributions paid to shareholders by the Portfolios is summarized as follows:

	Years Ended March 31,
	2006 Government & Agency Securities Portfolio	2005 Government & Agency Securities Portfolio
Distributions from ordinary income*	$15,677,614	$7,268,568

	Years Ended March 31,
	2006 Treasury Portfolio	2005 Treasury Portfolio
Distributions from ordinary income*	$2,471,353	$349,902

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with each specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Trust.

Contingencies. In the normal course of business, the Trust may enter into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been made. However, based on experience, the Trust expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Trust in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Trust. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Trust pays a monthly investment management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

For the period April 1, 2005 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Trust to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Expense Limit*
Government & Agency Securities Portfolio:
Service Shares	.25%
Treasury Portfolio:
Service Shares	.25%
Premier Money Market Shares	1.00%

*	Certain expenses, such as reorganization, taxes, brokerage, interest expense and extraordinary expenses are excluded from the expense limitation.

Effective October 1, 2005 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Trust to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Expense Limit*
Government & Agency Securities Portfolio:
Service Shares	.250%
Treasury Portfolio:
Service Shares	.250%
Premier Money Market Shares	.978%

*	Certain expenses, such as reorganization, taxes, brokerage, interest expense and extraordinary expenses are excluded from the expense limitation.

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Accordingly, for the year ended March 31, 2006, the Advisor waived $87,367 of its Management Fee for the Treasury Portfolio. The amount charged was equivalent to an annual effective rate of 0.05% of the Treasury Portfolio’s average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Portfolios. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Portfolios. For the year ended March 31, 2006, the amount charged to the Service Shares, DWS Government Cash Institutional Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio and Service Shares and Premier Money Market Shares of the Treasury Portfolio by DWS-SISC aggregated as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2006
Government & Agency Securities Portfolio:
Service Shares	$9,007	$9,007	$—
DWS Government Cash Institutional Shares	12,905	—	4,425
Government Cash Managed Shares	189,980	—	48,269
Treasury Portfolio:
Service Shares	$935	$935	$—
Premier Money Market Shares	238,343	46,441	46,184

Distribution Services Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., (“DWS-SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.25% of average daily net assets of the Premier Money Market Shares of the Treasury Portfolio. For the year ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2006
Treasury Portfolio:
Premier Money Market Shares	$202,374	$21,561

DWS-SDI provides information and administrative services (“Service Fee”) to the Service Shares and Managed Shares of the Government & Agency Securities Portfolio and the Service Shares and Premier Money Market Shares of the Treasury Portfolio at an annual fee of 0.05% of average daily net assets for the Service Shares and up to 0.25% (currently 0.15%) of average daily net assets for the Managed Shares of the Government & Agency Securities Portfolio and up to 0.25% of average daily net assets for the Premier Money Market Shares of the Treasury Portfolio. For the year ended March 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2006	Annual Effective Rate
Government & Agency Securities Portfolio:
Service Shares	$95,064	$16,109	$11,858.04%
Managed Shares	290,832	—	30,312.15%
Treasury Portfolio:
Service Shares	$2,597	$2,597	$—	.00%
Premier Money Market Shares	202,374	—	21,383.25%

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DWS-SDI has related service agreements with various firms to provide cash management and other services for Portfolio shareholders. DWS-SDI pays these firms at an annual rate of up to 0.15% of average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the year ended March 31, 2006, the amounts charged to the Portfolios by DeIM included in the reports to shareholders were as follows:

	Total Aggregated	Unpaid at March 31, 2006
Government & Agency Securities Portfolio	$14,580	$4,020
Treasury Portfolio	11,190	3,900

Trustees’ Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Reductions

For the year ended March 31, 2006, the Advisor agreed to reimburse $3,027 and $5,071 for the Government & Agency Securities and Treasury Portfolios, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolios have entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances was used to reduce a portion of the Portfolios’ expenses. During the year ended March 31, 2006, the Government & Agency Securities Portfolio’s custodian fee was reduced by $169 and the Treasury Portfolio’s custodian fee was reduced by $13 under this arrangement.

4. Line of Credit

The Trust and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Trust may borrow up to a maximum of 33 percent of its net assets under the agreement.

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5. Share Transactions

The following table summarizes share and dollar activity in the Portfolios:

	Year Ended March 31, 2006		Year Ended March 31, 2005
Government & Agency Securities Portfolio	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	284,212,295	$284,212,295	260,544,268	$260,544,268
DWS Government Cash Institutional Shares	560,170,265	560,170,265	348,854,440	348,854,440
Government Cash Managed Shares	575,346,073	575,346,073	508,100,783	508,100,783

		$1,419,728,633		$1,117,499,491

Shares issued to shareholders in reinvestment of distributions
Service Shares	6,635,559	$6,635,559	2,712,247	$2,712,247
DWS Government Cash Institutional Shares	2,368,517	2,368,517	757,863	757,863
Government Cash Managed Shares	354,701	354,701	13,479	13,479

		$9,358,777		$3,483,589

Shares redeemed
Service Shares	(281,196,729)	$(281,196,729)	(298,826,412)	$(298,826,412)
DWS Government Cash Institutional Shares	(569,359,904)	(569,359,904)	(360,186,482)	(360,186,482)
Government Cash Managed Shares	(537,215,064)	(537,215,064)	(488,185,376)	(488,185,376)

		$(1,387,771,697)		$(1,147,198,270)

Net increase (decrease)
Service Shares	9,651,125	$9,651,125	(35,569,897)	$(35,569,897)
DWS Government Cash Institutional Shares	(6,821,122)	(6,821,122)	(10,574,179)	(10,574,179)
Government Cash Managed Shares	38,485,710	38,485,710	19,928,886	19,928,886

		$41,315,713		$(26,215,190)

	Year Ended March 31, 2006		Year Ended March 31, 2005
Treasury Portfolio	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	46,931,711	$46,931,711	11,055,463	$11,055,463
Premier Money Market Shares	278,837,712	278,837,712	81,630,765	81,630,765

		$325,769,423		$92,686,228

Shares issued to shareholders in reinvestment of distributions
Service Shares	123,904	$123,904	96,559	$96,559
Premier Money Market Shares	2,290,108	2,290,108	253,335	253,335

		$2,414,012		$349,894

Shares redeemed
Service Shares	(47,409,014)	$(47,409,014)	(18,226,027)	$(18,226,027)
Premier Money Market Shares	(213,624,398)	(213,624,398)	(77,902,857)	(77,902,857)

		$(261,033,412)		$(96,128,884)

Net increase (decrease)
Service Shares	(353,399)	$(353,399)	(7,074,005)	$(7,074,005)
Premier Money Market Shares	67,503,422	67,503,422	3,981,243	3,981,243

		$67,150,023		$(3,092,762)

6. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices

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arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

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Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

7. Fund Mergers

On May 10, 2006, the Board of the Fund approved, in principle, the merger of the Investors Cash Trust: Government & Agency Securities Portfolio (the “Acquired Fund”) into the Cash Account Trust: Government & Agency Securities Portfolio.

Completion of the merger is subject to a number of conditions, including final approval by each Fund’s Board and approval by shareholders of the Acquired Fund at the shareholder meeting expected to be held on or about October 12, 2006.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Investors Cash Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Investors Cash Trust (comprising the Government & Agency Securities Portfolio and the Treasury Portfolio) (collectively, the “Portfolios”), as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for

21

designing audit procedures that are appropriate in the circumstance, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Investors Cash Trust at March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 8, 2006

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

Other Information

Proxy Voting

A description of the Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Portfolio of Investments

Following the Trust’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-5850.

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Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the Portfolio as of March 31, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee’s term of office extends until the next shareholders’ meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Portfolio.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	71

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71

William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71

Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*  Inception date of the corporation which was the predecessor to the L.L.C.

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Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael Colon[4] (1969) President, 2006-present	Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since March 2005); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006); Chief Operating Officer, Deutsche Bank Alex. Brown (2002-2005); Chief Operating Officer, US Equities Division of Deutsche Bank (2000-2002)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[3]	Executive title, not a board directorship

[4]	Address: 345 Park Avenue, New York, New York 10154

[5]	Address: Two International Place, Boston, Massachusetts 02110

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

23

Notes

Principal Underwriter

DWS Scudder Distributors, Inc.

222 S. Riverside Plaza

Chicago, IL 60606

24

SEMIANNUAL REPORT TO SHAREHOLDERS

Investors Cash Trust

September 30, 2006

Government & Agency Securities Portfolio

Service Shares

Treasury Portfolio

Institutional Shares

(formerly Service Shares)

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit www.dws-scudder.com. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Information About Each Portfolio’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include account maintenance fees which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Service Shares of Goverment & Agency Securities Portfolio and Institutional Shares of Treasury Portfolio limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate each Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006

Actual Portfolio Return	Government & Agency Securities Portfolio — Service Shares	Treasury Portfolio — Institutional Shares
Beginning Account Value 4/1/06	$1,000.00	$1,000.00
Ending Account Value 9/30/06	$1,024.80	$1,024.30
Expenses Paid per $1,000*	$1.27	$1.27

Hypothetical 5% Portfolio Return	Government & Agency Securities Portfolio — Service Shares	Treasury Portfolio — Institutional Shares
Beginning Account Value 4/1/06	$1,000.00	$1,000.00
Ending Account Value 9/30/06	$1,023.82	$1,023.82
Expenses Paid per $1,000*	$1.27	$1.27

*	Expenses are equal to each Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Government & Agency Securities Portfolio — Service Shares	.25%
Treasury Portfolio — Institutional Shares	.25%

For more information, please refer to the Portfolios’ prospectus.

2

Portfolio Summary

Investors Cash Trust — Government & Agency Securities Portfolio

Asset Allocation	9/30/06	3/31/06
Agencies Not Backed by the Full Faith and Credit of the US Government	20%	12%
Repurchase Agreements	80%	88%

	100%	100%

Weighted Average Maturity	9/30/06	3/31/06
Investors Cash Trust — Government & Agency Securities Portfolio	45 days	13 days
Government & Agencies Retail Money Fund Average*	34 days	30 days

Investors Cash Trust — Treasury Portfolio

Asset Allocation	9/30/06	3/31/06
US Treasury Obligations	—	17%
Repurchase Agreements	100%	83%

	100%	100%

Weighted Average Maturity	9/30/06	3/31/06
Investors Cash Trust — Treasury Portfolio	22 days	16 days
Treasury & Repo Retail Fund Average**	16 days	16 days

*	The Portfolio is compared to its respective iMoneyNet category: Government & Agencies Retail Money Fund Average consists of all non-institutional government money market funds. Category includes the most broadly based government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

**	The Portfolio is compared to its respective iMoneyNet category: Treasury & Repo Retail Fund Average includes only retail government Funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Portfolios’ holdings, see pages 5-8. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolios’ top ten holdings and other information about the Portfolios is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

3

Portfolio of Investments as of September 30, 2006 (Unaudited)

Government & Agency Securities Portfolio	Principal Amount ($)	Value ($)
Agencies Not Backed by the Full Faith and Credit of the US Government 20.3%
Federal Home Loan Bank, 5.5%, 10/2/2007	3,775,000	3,775,000
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006	3,000,000	2,984,122
4.75%, 2/6/2007	4,000,000	4,000,000
4.92%, 2/28/2007	6,000,000	6,000,000
5.25%, 5/4/2007	4,000,000	4,000,000
5.325%, 5/3/2007	6,000,000	6,000,000
5.35%, 5/25/2007	14,000,000	14,000,000
5.35% *, 7/6/2007	30,000,000	29,991,051
Federal National Mortgage Association, 5.203%*, 12/28/2007	40,000,000	39,973,489

Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $110,723,662)		110,723,662

Repurchase Agreements 80.1%
Banc of America Securities LLC, 5.28%, dated 8/25/2006, to be repurchased at $20,152,533 on 10/16/2006 (a)	20,000,000	20,000,000
Banc of America Securities LLC, 5.29%, dated 8/16/2006, to be repurchased at $50,506,958 on 10/24/2006 (b)	50,000,000	50,000,000
Bear Stearns & Co., Inc., 5.39%, dated 9/29/2006, to be repurchased at $80,035,933 on 10/2/2006 (c)	80,000,000	80,000,000
BNP Paribas, 5.28%, dated 9/20/2006, to be repurchased at $40,486,934 on 12/12/2006 (d)	40,000,000	40,000,000
BNP Paribas, 5.39%, dated 9/29/2006, to be repurchased at $23,010,331 on 10/2/2006 (e)	23,000,000	23,000,000
Credit Suisse First Boston LLC, 5.28%, dated 9/7/2006, to be repurchased at $65,581,533 on 11/7/2006 (f)	65,000,000	65,000,000
JPMorgan Securities, Inc., 5.39%, dated 9/29/2006, to be repurchased at $73,032,789 on 10/2/2006 (g)	73,000,000	73,000,000
Lehman Brothers, Inc., 5.28%, dated 9/1/2006, to be repurchased at $45,396,000 on 10/31/2006 (h)	45,000,000	45,000,000
Merrill Lynch & Co., Inc., 5.28%, dated 9/20/2006, to be repurchased at $40,486,934 on 12/12/2006 (i)	40,000,000	40,000,000
State Street Bank and Trust Co., 4.78%, dated 9/29/2006, to be repurchased at $643,256 on 10/2/2006 (j)	643,000	643,000

Total Repurchase Agreements (Cost $436,643,000)		436,643,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $547,366,662)+	100.4	547,366,662
Other Assets and Liabilities, Net	(0.4)	(2,294,786)

Net Assets	100.0	545,071,876

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2006.

+	The cost for federal income tax purposes was $547,366,662.

4

(a)	Collateralized by $20,319,418 Federal Home Loan Mortgage Corp., 5.5%, maturing on 10/1/2021 with a value of $20,400,000.

(b)	Collateralized by $51,409,132 Federal National Mortgage Association, with various coupon rates from 4.0-7.5%, with various maturities of 3/1/2018 - 8/1/2036 with a value of $51,000,001.

(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
13,352,906	Federal National Mortgage Association	5.0-7.5	8/25/2007-1/25/2048	13,351,154
2,364,597	Federal National Mortgage Association, Principal Only	—	1/25/2032-4/25/2035	1,733,218
62,613,162	Federal Home Loan Mortgage Corp.	4.5-7.0	3/15/2019-9/15/2035	61,264,407
260,422	Federal Home Loan Mortgage Corp., Principal Only	—	8/15/2033-3/15/2034	154,561
5,300,000	Government National Mortgage Association	5.0-6.5	5/20/2025-11/20/2031	5,097,554

Total Collateral Value				81,600,894

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
33,778,308	Federal National Mortgage Association	5.653-6.0	1/1/2036-8/1/2036	34,280,785
18,552,914	Federal Home Loan Mortgage Corp.	6.0	2/1/2036	18,749,439

Total Collateral Value				53,030,224

(e)	Collateralized by $23,685,000 Federal Home Loan Bank System, 4.25%, maturing on 10/5/2011 with a value of $23,460,979.

5

(f)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
44,119,149	Federal National Mortgage Association	4.516-5.25	2/1/2035-1/1/2036	43,617,991
23,571,976	Federal Home Loan Mortgage Corp.	4.727	9/1/2035	22,684,842

Total Collateral Value				66,302,833

(g)	Collateralized by $76,609,531 Federal National Mortgage Association, 4.5%, maturing on 3/1/2020 with a value of $74,460,394.

(h)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
16,563,168	Federal National Mortgage Association	6.0-8.0	12/1/2029-10/1/2036	16,765,046
28,830,000	Federal Home Loan Mortgage Corp.	6.0	9/1/2036	29,135,408

Total Collateral Value				45,900,454

(i)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
4,594,770	Federal National Mortgage Association	3.34-5.845	7/25/2023-9/25/2031	3,940,391
36,791,376	Federal National Mortgage Association, Interest Only	1.42-2.87	5/25/2031-8/25/2034	3,250,725
48,986,722	Federal Home Loan Mortgage Corp.	Zero Coupon-5.5	11/12/2023-11/15/2035	28,051,673
72,601,759	Federal Home Loan Mortgage Corp., Interest Only	1.37-2.72	12/15/2028-4/15/2035	5,557,674

Total Collateral Value				40,800,463

(j)	Collateralized by $645,000 US Treasury Note, 5.125%, maturing on 6/30/2008 with a value of $657,094.

Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

6

Portfolio of Investments as of September 30, 2006 (Unaudited)

Treasury Portfolio	Principal Amount ($)	Value ($)
Repurchase Agreements 100.0%
Banc of America Securities LLC, 5.2%, dated 8/16/2006, to be repurchased at $4,039,867 on 10/24/2006 (a)	4,000,000	4,000,000
Banc of America Securities LLC, 5.3%, dated 9/29/2006, to be repurchased at $8,003,533 on 10/2/2006 (b)	8,000,000	8,000,000
BNP Paribas, 5.07%, dated 9/29/2006, to be repurchased at $10,004,225 on 10/2/2006 (c)	10,000,000	10,000,000
BNP Paribas, 5.18%, dated 9/21/2006, to be repurchased at $4,033,958 on 11/17/2006 (d)	4,000,000	4,000,000
Credit Suisse First Boston LLC, 5.05%, dated 9/29/2006, to be repurchased at $7,002,946 on 10/2/2006 (e)	7,000,000	7,000,000
Credit Suisse First Boston LLC, 5.18%, dated 9/20/2006, to be repurchased at $8,070,218 on 11/20/2006 (f)	8,000,000	8,000,000
Lehman Brothers, Inc., 5.01%, dated 9/29/2006, to be repurchased at $2,300,960 on 10/2/2006 (g)	2,300,000	2,300,000
Lehman Brothers, Inc., 5.23%, dated 9/5/2006, to be repurchased at $14,061,017 on 10/5/2006 (h)	14,000,000	14,000,000
Merrill Lynch, Inc., 5.2%, dated 9/20/2006, to be repurchased at $6,577,928 on 12/12/2006 (i)	6,500,000	6,500,000
Morgan Stanley & Co., Inc., 5.21%, dated 8/10/2006, to be repurchased at $3,032,563 on 10/24/2006 (j)	3,000,000	3,000,000
State Street Bank and Trust Co., 4.78%, dated 9/29//2006, to be repurchased at $87,035 on 10/2/2006 (k)	87,000	87,000
The Goldman Sachs Co., Inc., 5.17%, dated 9/12/2006, to be repurchased at $2,017,808 on 11/13/2006 (l)	2,000,000	2,000,000

Total Repurchase Agreements (Cost $68,887,000)		68,887,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $68,887,000)+	100.0	68,887,000
Other Assets and Liabilities, Net	0.0	(2,346)

Net Assets	100.0	68,884,654

+	The cost for federal income tax purposes was $68,887,000.

(a)	Collateralized by $4,057,000 US Treasury Note, 4.625%, maturing on 8/31/2011 with a value of $4,080,267.

(b)	Collateralized by $8,114,000 US Treasury Note, 4.625%, maturing on 8/31/2011 with a value of $8,160,535.

(c)	Collateralized by $10,290,000 US Treasury Note, with various coupon rates from 3.5-4.5% , with various maturities of 8/15/2009-11/15/2010 with a value of $10,200,116.

(d)	Collateralized by $3,801,000 US Treasury Inflation Indexed Note, 2.0%, maturing on 1/15/2014 with a value of $4,122,162.

(e)	Collateralized by $10,895,000 US Treasury STRIPS, maturing on 11/15/2015 with a value of $7,142,326.

(f)	Collateralized by $12,450,000 US Treasury STRIPS, maturing on 11/15/2015 with a value of $8,161,722.

(g)	Collateralized by $2,365,000 US Treasury Note, 2.25%, maturing on 2/15/2007 with a value of $2,347,029.

(h)	Collateralized by $14,685,000 Government National Mortgage Association, 5.0% maturing on 9/15/2036 with a value of $14,284,486.

(i)	Collateralized by $6,660,000 US Treasury Note, 4.125%, maturing on 8/15/2008 with a value of $6,632,455.

(j)	Collateralized by $3,108,000 US Treasury Note, 2.75%, maturing on 8/15/2007 with a value of $3,060,176.

(k)	Collateralized by $90,000 US Treasury Note, 5.125%, maturing on 6/30/2008 with a value of $91,688.

(l)	Collateralized by $1,999,000 US Treasury Note, 4.625%, maturing on 3/31/2008 with a value of $2,040,596.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

7

Financial Statements

Statement of Assets and Liabilities — Government & Agency Securities Portfolio as of September 30, 2006 (Unaudited)

Assets
Investments:
Investments in securities, valued at amortized cost	$110,723,662
Repurchase agreements, valued at amortized cost	436,643,000
Total Investments in securities, valued at amortized cost	547,366,662
Cash	487
Interest receivable	2,238,290
Receivable for Portfolio shares sold	159,685
Other assets	52,956
Total assets	549,818,080
Liabilities
Payable for investments purchased	3,775,000
Dividends payable	739,903
Payable for Portfolio shares redeemed	16,488
Accrued management fee	56,186
Other accrued expenses and payables	158,627
Total liabilities	4,746,204

Net assets, at value	$545,071,876

Net Assets
Net assets consist of:
Undistributed net investment income	18,314
Paid-in capital	545,053,562

Net assets, at value	$545,071,876

Net Asset Value
Service Shares
Net assets applicable to shares outstanding	$184,767,736
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	184,763,085

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

DWS Government Cash Institutional Shares
Net assets applicable to shares outstanding	$174,024,544
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	174,021,406

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

Government Cash Managed Shares
Net assets applicable to shares outstanding	$186,279,596
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	186,276,387

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

8

Statement of Assets and Liabilities — Treasury Portfolio as of September 30, 2006 (Unaudited)

Assets
Investments:
Repurchase agreements, valued at amortized cost	$68,887,000
Cash	83
Interest receivable	143,752
Other assets	24,412
Total assets	69,055,247
Liabilities
Distributions payable	8,125
Payable for Portfolio shares redeemed	24,230
Other accrued expenses and payables	138,238
Total liabilities	170,593

Net assets, at value	$68,884,654

Net Assets
Net assets consist of:
Undistributed net investment income	23,677
Accumulated net realized gain (loss)	(16,703)
Paid-in capital	68,877,680

Net assets, at value	$68,884,654

Net Asset Value
Institutional Shares
Net assets applicable to shares outstanding	$3,335,955
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	3,335,548

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

Premier Money Market Shares
Net assets applicable to shares outstanding	$65,548,699
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	65,564,849

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

9

Statements of Operations for the six months ended September 30, 2006 (Unaudited)

Investment Income	Government & Agency Securities Portfolio	Treasury Portfolio
Income:
Interest	$11,965,686	$2,063,722
Expenses:
Management fee	350,209	61,798
Services to shareholders	106,501	108,982
Custodian fees	14,357	11,187
Distribution service fees	191,251	199,285
Auditing	24,588	21,220
Legal	13,839	10,504
Trustees’ fees and expenses	14,362	6,554
Reports to shareholders	17,435	14,637
Registration fees	25,388	13,152
Other	21,830	10,733
Total expenses, before expense reductions	779,760	458,052
Expense reductions	(19,620)	(65,250)
Total expenses, after expense reductions	760,140	392,802

Net investment income	11,205,546	1,670,920

Realized and Unrealized Gain (Loss) from Investment Transactions
Net realized gain (loss) from investments	—	156

Net increase (decrease) in net assets resulting from operations	$11,205,546	$1,671,076

10

Statement of Changes in Net Assets — Government & Agency Securities Portfolio

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2006 (Unaudited)	Year Ended March 31, 2006
Operations:
Net investment income	$11,205,546	$15,677,614
Net increase (decrease) in net assets resulting from operations	11,205,546	15,677,614
Distributions to shareholders from:
Net investment income:
Service Shares	(4,408,579)	(6,675,761)
DWS Government Cash Institutional Shares	(2,238,001)	(2,641,028)
Government Cash Managed Shares	(4,559,382)	(6,360,825)
Portfolio share transactions:
Proceeds from shares sold	765,623,009	1,419,728,633
Reinvestment of distributions	6,830,622	9,358,777
Cost of shares redeemed	(787,579,001)	(1,387,771,697)
Net increase (decrease) in net assets from Portfolio share transactions	(15,125,370)	41,315,713
Increase (decrease) in net assets	(15,125,786)	41,315,713
Net assets at beginning of period	560,197,662	518,881,949

Net assets at end of period (including undistributed net investment income of $18,314 and $18,730, respectively)	$545,071,876	$560,197,662

11

Statement of Changes in Net Assets — Treasury Portfolio

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2006 (Unaudited)	Year Ended March 31, 2006
Operations:
Net investment income	$1,670,920	$2,471,353
Net realized gain (loss) on investment transactions	156	(14,249)
Net increase (decrease) in net assets resulting from operations	1,671,076	2,457,104
Distributions to shareholders from:
Net investment income:
Institutional Shares	(71,635)	(180,954)
Premier Money Market Shares	(1,599,285)	(2,290,399)
Portfolio share transactions: Proceeds from shares sold	94,681,327	325,769,423
Reinvestment of distributions	1,662,802	2,414,012
Cost of shares redeemed	(131,930,636)	(261,033,412)
Net increase (decrease) in net assets from Portfolio share transactions	(35,586,507)	67,150,023
Increase (decrease) in net assets	(35,586,351)	67,135,774
Net assets at beginning of period	104,471,005	37,335,231

Net assets at end of period (including undistributed net investment income of $23,677 and $23,677, respectively)	$68,884,654	$104,471,005

12

Financial Highlights

Government & Agency Securities Portfolio — Service Shares

Years Ended March 31,	2006[a]		2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.025		.035	.015	.009	.015	.03
Distributions from net investment income	(.025)		(.035)	(.015)	(.009)	(.015)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[b]	2.48	**	3.56	1.50	.90	1.47	2.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	185		221	211	247	256	286
Ratio of expenses before expense reductions (%)	.27	*	.26	.26	.26	.26	.28
Ratio of expenses after expense reductions (%)	.25	*	.25	.25	.25	.25	.25
Ratio of net investment income (%)	4.88	*	3.51	1.48	.90	1.46	2.95

Treasury Portfolio — Institutional Shares***

Years Ended March 31,	2006[a]		2006		2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00
Net investment income	.024		.034		.014	.008	.014	.03
Distributions from net investment income	(.024)		(.034)		(.014)	(.008)	(.014)	(.03)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total Return (%)[b]	2.43	**	3.48		1.43	.84	1.41	2.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3		3	10	32	51
Ratio of expenses before expense reductions (%)	.43	*	.42		.55	.53	.34	.32
Ratio of expenses after expense reductions (%)	.25	*	.25		.25	.25	.25	.25
Ratio of net investment income (%)	4.76	*	3.55	[c]	1.40	.84	1.42	2.84

[a]	For the six months ended September 30, 2006 (Unaudited).

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the year.

*	Annualized

**	Not annualized

***	On August 15, 2006, Service Shares were renamed Institutional Shares.

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Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Investors Cash Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified investment management company organized as a Massachusetts business trust. The Trust offers two series of shares (Portfolios) — the Government & Agency Securities Portfolio and the Treasury Portfolio (the “Portfolios”). The Government & Agency Securities Portfolio offers multiple classes of shares that include Service Shares, DWS Government Cash Institutional Shares and Government Cash Managed Shares. The Treasury Portfolio offers Institutional Shares (formerly Service Shares) and Premier Money Market Shares. Certain detailed financial information for the DWS Government Cash Institutional Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio and the Premier Money Market Shares of the Treasury Portfolio is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act

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and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Repurchase Agreements. The Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolios’ claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolios’ policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for the Trust a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Trust is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006.

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Management has begun to evaluate the application of the Interpretation to the Trust and is not in a position at this time to estimate the significance of its impact, if any, on the Trust’s financial statements.

At March 31, 2006, the Treasury Portfolio had a net tax basis capital loss carryforward of approximately $14,100 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2012 ($100), March 31, 2013 ($2,100), March 31, 2014 ($11,900), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through March 31, 2006, the Treasury Portfolio incurred approximately $2,800 of net realized capital losses. As permitted by tax regulations, the Treasury Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2007.

Distribution of Income. Net investment income of the Portfolios are declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the portfolios.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with each specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Trust.

Contingencies. In the normal course of business, the Trust may enter into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been made. However, based on experience, the Trust expects the risk of loss to be remote.

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Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Trust in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Trust. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Trust pays a monthly investment management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

Effective April 1, 2006 through July 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Trust to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Expense Limit*
Government & Agency Securities Portfolio:
Service Shares	.250%
Treasury Portfolio:
Institutional Shares	.250%
Premier Money Market Shares	.978%

*	Certain expenses, such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses are excluded from the expense limitation.

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Accordingly, for the period ended September 30, 2006, the Advisor waived $44,673 of its Management Fee for the Treasury Portfolio. The amount charged was equivalent to an annualized effective rate of 0.04% of the Treasury Portfolio’s average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Portfolios. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Portfolios. For the six months ended September 30, 2006, the amount charged to the Service Shares, DWS Government Cash Institutional Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio and Institutional Shares and Premier Money Market Shares of the Treasury Portfolio by DWS-SISC aggregated as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2006
Government & Agency Securities Portfolio:
Service Shares	$4,721	$4,721	$—
DWS Government Cash Institutional Shares	7,799	—	6,805
Government Cash Managed Shares	83,306	—	59,764
Treasury Portfolio:
Institutional Shares	$281	$281	$—
Premier Money Market Shares	108,492	19,540	76,614

Distribution Services Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., (“DWS-SDI”), an affiliate of the Advisor,

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receives a fee (“Distribution Fee”) of 0.25% of average daily net assets of the Premier Money Market Shares of the Treasury Portfolio. For the six months ended September 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2006
Treasury Portfolio:
Premier Money Market Shares	$99,270	$13,955

DWS-SDI provides information and administrative services (“Service Fee”) to the Service Shares and Government Cash Managed Shares of the Government & Agency Securities Portfolio and the Institutional Shares and Premier Money Market Shares of the Treasury Portfolio at an annual fee of 0.05% of average daily net assets for the Service Shares and Institutional Shares and up to 0.25% (currently 0.15%) of average daily net assets for the Government Cash Managed Shares of the Government & Agency Securities Portfolio and up to 0.25% of average daily net assets for the Premier Money Market Shares of the Treasury Portfolio. For the six months ended September 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2006	Annualized Effective Rate
Government & Agency Securities Portfolio:
Service Shares	$45,198	$9,909	$6,087.04%
Government Cash Managed Shares	146,054	—	23,837.15%
Treasury Portfolio:
Institutional Shares	$745	$745	$—	.00%
Premier Money Market Shares	99,270	—	13,801.25%

DWS-SDI has related service agreements with various firms to provide cash management and other services for Portfolio shareholders. DWS-SDI pays these firms at an annual rate of up to 0.15% of average daily net assets.

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Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the six months ended September 30, 2006, the amounts charged to the Portfolios by DeIM included in reports to shareholders were as follows:

	Total Aggregated	Unpaid at September 30, 2006
Government & Agency Securities Portfolio	$14,040	$14,040
Treasury Portfolio	7,560	7,560

Trustees’ Fees and Expenses. The Trust paid each Trustee not affiliated with the Advisor retainer fees.

3. Expense Reductions

For the six months ended September 30, 2006, the Advisor agreed to reimburse $4,941 and $0 for the Government & Agency Securities and Treasury Portfolios, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolios have entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances was used to reduce a portion of the Portfolios’ custody and transfer agent expenses. During the six months ended September 30, 2006, the Government & Agency Securities Portfolio’s custodian and transfer agent fees were reduced by $3 and $46 and the Treasury Portfolio’s custodian and transfer agent fees were reduced by $4 and $7, respectively, for the custodian and transfer agent credits earned.

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4. Line of Credit

The Trust and several other affiliated funds (the “Participants”) share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Trust may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolios:

Government & Agency Securities Portfolio	Six Months Ended September 30, 2006		Year Ended March 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	111,051,019	$111,051,019	284,212,295	$284,212,295
DWS Government Cash Institutional Shares	408,810,441	408,810,441	560,170,265	560,170,265
Government Cash Managed Shares	245,761,549	245,761,549	575,346,073	575,346,073

		$765,623,009		$1,419,728,633

Shares issued to shareholders in reinvestment of distributions
Service Shares	4,366,340	$4,366,340	6,635,559	$6,635,559
DWS Government Cash Institutional Shares	2,212,246	2,212,246	2,368,517	2,368,517
Government Cash Managed Shares	252,036	252,036	354,701	354,701

		$6,830,622		$9,358,777

Shares redeemed
Service Shares	(151,519,525)	$(151,519,525)	(281,196,729)	$(281,196,729)
DWS Government Cash Institutional Shares	(343,277,482)	(343,277,482)	(569,359,904)	(569,359,904)
Government Cash Managed Shares	(292,781,994)	(292,781,994)	(537,215,064)	(537,215,064)

		$(787,579,001)		$(1,387,771,697)

Net increase (decrease)
Service Shares	(36,102,166)	$(36,102,166)	9,651,125	$9,651,125
DWS Government Cash Institutional Shares	67,745,205	67,745,205	(6,821,122)	(6,821,122)
Government Cash Managed Shares	(46,768,409)	(46,768,409)	38,485,710	38,485,710

		$(15,125,370)		$41,315,713

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Treasury Portfolio	Six Months Ended September 30, 2006				Year Ended March 31, 2006
	Shares		Dollars		Shares	Dollars
Shares sold
Institutional Shares	11,092,326	*	$11,092,326	*	46,931,711	$46,931,711
Premier Money Market Shares	83,589,001		83,589,001		278,837,712	278,837,712

			$94,681,327			$325,769,423

Shares issued to shareholders in reinvestment of distributions
Institutional Shares	71,197	*	$71,197	*	123,904	$123,904
Premier Money Market Shares	1,591,605		1,591,605		2,290,108	2,290,108

			$1,662,802			$2,414,012

Shares redeemed
Institutional Shares	(10,775,935	)*	$(10,775,935	)*	(47,409,014)	$(47,409,014)
Premier Money Market Shares	(121,154,701)		(121,154,701)		(213,624,398)	(213,624,398)

			$(131,930,636)			$(261,033,412)

Treasury Portfolio	Six Months Ended September 30, 2006				Year Ended March 31, 2006
	Shares		Dollars		Shares	Dollars
Net increase (decrease)
Institutional Shares	387,588	*	$387,588	*	(353,399)	$(353,399)
Premier Money Market Shares	(35,974,095)		(35,974,095)		67,503,422	67,503,422

			$(35,586,507)			$67,150,023

*	On August 15, 2006, Service Shares were renamed Institutional Shares.

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6. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM

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expects that it will reach settlement agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder,

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Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission (“SEC”) and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

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As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

7. Portfolio Mergers

On May 10, 2006, the Board of the Trust approved, in principle, the merger of the Investors Cash Trust: Government & Agency Securities Portfolio (the “Acquired Portfolio”) into the Cash Account Trust: Government & Agency Securities Portfolio.

Completion of the merger is subject to a number of conditions, including final approval by each Trust’s Board and approval by shareholders of the Acquired Portfolio at the shareholder meeting expected to be held on or about February 15, 2007.

Other Information

Proxy Voting

A description of the Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com

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(click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the Trust’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

Government & Agency Securities Portfolio

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Portfolio’s investment management agreement (the

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“Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Portfolio’s performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Portfolio. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Portfolio since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio. The Board considered, generally, that shareholders invested in the Portfolio, or approved the investment management agreement for the Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, the Board considered its approval, subject to shareholder approval, of a merger of the Portfolio into Cash Account Trust — Government & Agency Securities Portfolio. The merger is expected to occur early in 2007.

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Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Portfolio’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer universe performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Portfolio’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Portfolio’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Portfolio’s management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. The information provided to the Board, which included the effect of an expense cap that expired on August 1, 2006 for Service Shares, showed that the Portfolio’s management fee rate was at the 13th percentile of the peer group, and that the Portfolio’s total expense ratios (excluding any 12b-1 fees and/or administrative services fees) were at the following percentiles of the peer universe: the 56th percentile for Government

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Cash Institutional Shares, the 71st percentile for Government Cash Managed Shares and the 57th percentile for Service Shares. The Board also considered the Portfolio’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds. The Board took into account the Advisor’s commitment to cap total expenses for Service Shares through July 31, 2007.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the total expense ratio for each share class was above the median of the peer universe, such total expense ratios were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Portfolio in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Portfolio. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Portfolio were not unreasonable.

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Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and whether the Portfolio benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Portfolio. The Board concluded that the management fee rate, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Portfolio and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor’s policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor’s representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection

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with the above allegations and considered the Advisor’s commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Portfolio. No single factor was determinative in the Board’s analysis.

Treasury Portfolio

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Portfolio’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Portfolio’s performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Portfolio. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

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In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Portfolio since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio. The Board considered, generally, that shareholders invested in the Portfolio, or approved the investment management agreement for the Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Portfolio with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Portfolio’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer universe performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Portfolio’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

33

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Portfolio’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Portfolio’s management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. The information provided to the Board, which included the effect of expense caps that expired on August 1, 2006 for Premier Money Market Shares and Institutional Shares (formerly Service Shares), showed that the Portfolio’s management fee rate was at the 1st percentile of the peer group, and that the Portfolio’s total expense ratios (excluding any 12b-1 fees and/or administrative services fees) were at the following percentiles of the peer universe: the 74th percentile for Premier Money Market Shares and the 63rd percentile for Institutional Shares (formerly Service Shares). The Board also considered the Portfolio’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds. The Board took into account the Advisor’s commitment to cap total expenses for Premier Money Market Shares and Institutional Shares (formerly Service Shares) through July 31, 2007.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the total expense ratio was above the median of the peer universe for each share class, such total expense ratios were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the size of the Portfolio and the nature, quality and extent of services provided by the Advisor.

34

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Portfolio in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Portfolio. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted that, based on the information provided, the Advisor operated the Portfolio at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and whether the Portfolio benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Portfolio. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Portfolio and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor’s policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

35

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor’s representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor’s commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Portfolio. No single factor was determinative in the Board’s analysis.

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’

36

information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder

Attention: Correspondence — Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

September 2006

37

Notes

Notes

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Principal Underwriter

DWS Scudder Distributors, Inc.

222 S. Riverside Plaza

Chicago, IL 60606

38

Cash Management Fund Investment

Treasury Money Fund Investment

Annual Report

to Shareholders

December 31, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each fund. Please read the prospectus carefully before you invest.

An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please read each Fund’s prospectus for specific details regarding its risk profile.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2    Investment Funds

Portfolio Management Review

Investment Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Cash Management Portfolio and Treasury Money Portfolio (the “Portfolios”), in which the funds invest all of their assets, respectively. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of the Portfolios.

In the following interview, Cash Management Fund Investment and Treasury Money Fund Investment Lead Portfolio Managers Christine Haddad and Darlene M. Rasel discuss the market environment and the portfolio management team’s approach to managing during the most recent fiscal year.

Q: Will you discuss the market environment for the funds during the year ended December 31, 2005?

A: During the year ended December 31, 2005, the US Federal Reserve (the Fed) continued its recent policy of increasing short-term interest rates in an attempt to undo the easing of monetary policy (i.e., the lowering of interest rates) that occurred through June 2004. In eight increments of 0.25%, the policymakers raised the federal funds rate – the interest rate banks charge when they lend each other money overnight – to 4.25%.

Investment Funds    3

Despite these increases in the federal funds rate, longer-term yields remained low, creating a yield curve – an economic graph with a line going from left to right, showing how high or low yields are from the shortest to the longest maturities – that was atypically flat. (Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.)

Throughout the year, the Fed repeatedly said that its monetary policy remained “accommodative” to economic growth and that risks in the overall economy between inflation and deflation appeared to be balanced.

Indeed, over the period, the US economy showed resiliency despite two devastating hurricanes and continual increases in energy prices. As the year began, monthly job growth was the most important economic indicator for money markets. However, the focus gradually shifted to inflation, with economists and investors watching carefully for any signs of an increase. Going forward, the markets will likely watch for any changes in policy from incoming Fed Chairman Ben S. Bernanke.

At the end of December 2005, the one-year London Interbank Offered Rate (LIBOR) – the rate of interest at which banks borrow large volumes of funds from other banks in the international market, and the most widely used industry standard for measuring one-year money market rates – was at 4.84%, close to a four-year high. The premium level of the LIBOR (which is set by the market) over the federal funds rate (which is set by the Fed) was 4.25%, representing the market’s concern that the Fed may have to continue raising short-term interest rates to keep the economy’s growth moderate and prevent inflation.

Q: How did the funds perform over its most recent fiscal year?

A: For the period ended December 31, 2005, the funds registered favorable performance and achieved their stated objectives of providing a high level of current income consistent with liquidity and the preservation of capital.

4    Investment Funds

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: During the period, our strategy was to extend maturity somewhat in order to take advantage of select buying opportunities among money market securities with slightly longer maturities and higher yields. For the period, we also increased the fund’s allocation in floating-rate securities. Our decision to increase the fund’s floating-rate position helped to mitigate risks associated with extending maturity. This is because the interest rates of floating rate securities adjust frequently based on indices such as LIBOR and the federal funds rate as market conditions change. These securities provide flexibility in an uncertain interest rate environment.

Q: What has been the strategy for Treasury Money Fund Investment?

A: In 2005, supply/demand issues and higher financing costs (resulting from rising interest rates) made Treasuries expensive relative to other money market instruments. For this reason, we maintained a significant allocation in repurchase agreements, which are agreements between sellers and buyers, usually of government securities, to repurchase securities at a given price and usually at a stated time. For most of the year, the fund’s target portfolio allocation was 70% to 75% in repurchase agreements and 25% to 30% in Treasury bills. With the investments in repurchase agreements, our goal was to keep the fund’s weighted average maturity short, and then step up the yield of the fund at each Fed tightening. With our investments in longer-term Treasury bills and notes, our goal was to lengthen the weighted average maturity and achieve a yield close to the current Fed funds rate until the next Fed tightening, whereupon the Treasury position would be sold or held to maturity. Going forward, we will continue to monitor economic and inflation indicators to determine when the Fed will end its credit tightening program.

Investment Funds    5

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield — Cash Management Fund Investment

	7-day current yield
December 31, 2005	3.53	%*
December 31, 2004	1.46	%*

*	The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 3.50% as of December 31, 2005 and 1.24% as of December 31, 2004.

7-Day Current Yield — Treasury Money Fund Investment

	7-day current yield
December 31, 2005	3.16	%**
December 31, 2004	1.34	%**

**	The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 2.96% as of December 31, 2005 and 1.15% as of December 31, 2004.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. Please call the Service Center at 1-800-730-1313 for the product’s most recent month-end performance.

Q: What detracted from performance during the period?

A: In the case of Cash Management Fund Investment, in December we kept additional cash on hand – as we do each year – to meet any tax-related redemptions as well as investors’ year-end liquidity needs. Keeping a larger percentage of assets in overnight liquid positions detracted somewhat from yield and total return. For Treasury Money Fund Investment, holding US Treasury securities with maturities of six months or more detracted somewhat from performance due to successive rate increases.

6    Investment Funds

Q: Will you describe your management philosophy?

A: We continue our insistence on the highest credit quality within the funds. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek a competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Funds    7

Information About Each Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Funds limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Fund’s expenses in two ways:

•	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

•	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

8    Investment Funds

Cash Management Fund Investment

Expenses and Value of a $1,000 Investment

for the six months ended December 31, 2005

Actual Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,015.30
Expenses Paid per $1,000*	$3.81

Hypothetical 5% Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,021.42
Expenses Paid per $1,000*	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Cash Management Fund Investment	.75%

For more information, please refer to the Fund’s prospectus.

Investment Funds    9

Treasury Money Fund Investment

Expenses and Value of a $1,000 Investment

for the six months ended December 31, 2005

Actual Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,014.90
Expenses Paid per $1,000*	$3.81

Hypothetical 5% Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,021.42
Expenses Paid per $1,000*	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Treasury Money Fund Investment	.75%

For more information, please refer to the Fund’s prospectus.

10    Investment Funds

Portfolio Summary

Cash Management Fund Investment

Asset Allocation	12/31/05	12/31/04
Commercial Paper	32%	36%
Certificates of Deposit and Bank Notes	27%	23%
Short Term Notes	21%	20%
Repurchase Agreements	7%	3%
Time Deposit	4%	5%
Promissory Notes	4%	3%
Funding Agreements	3%	3%
US Government Sponsored Agencies†	1%	4%
Master Notes	1%	2%
Asset Backed	—	1%

	100%	100%

__________ † Not backed by the full faith and credit of the US Government

Weighted Average Maturity
Cash Management Fund Investment	47 days	32 days
First Tier Retail Money Fund Average*	38 days	36 days

Treasury Money Fund Investment

Asset Allocation	12/31/05	12/31/04
Repurchase Agreements	80%	70%
US Government Backed	20%	30%

	100%	100%

Weighted Average Maturity
Treasury Money Fund Investment	34 days	31 days
Treasury and Repo Retail Money Fund Average**	24 days	28 days

*	The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.
**	The Fund is compared to its respective iMoneyNet Category: Treasury and Repo Retail Money Fund Average — Category includes only retail government funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset allocation is subject to change. For more complete details about each Portfolio’s holdings, see page 31 (for Cash Management Portfolio), and page 38 (for Treasury Money Portfolio). A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolios as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Investment Funds    11

Following each Funds’ fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

12    Investment Funds

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005

	Cash Management Fund Investment	Treasury Money Fund Investment
Assets
Investments in Portfolio at value*	$83,180,017	$153,237,113
Other assets	8,085	12,327

Total assets	83,188,102	153,249,440

Liabilities
Dividends payable	184,926	130,300
Accrued administrator service fee	39,062	60,690
Other accrued expenses and payables	46,009	36,717
Total liabilities	269,997	227,707

Net assets, at value	$82,918,105	$153,021,733

Net Assets
Net assets consist of:
Undistributed net investment income	17,533	13,439
Accumulated net realized gain (loss)	—	(19,005)
Paid–in capital	82,900,572	153,027,299

Net assets, at value	$82,918,105	$153,021,733

Net Assets Value
Net assets applicable to shares outstanding	$82,918,105	$153,021,733
Shares outstanding of beneficial interest ($.001 par value per share unlimited number of shares authorized)	82,940,389	153,027,299

Net Asset Value, offering and redemption price per share	$1.00	$1.00

*	Investment in Cash Management Portfolio and Treasury Money Portfolio, respectively.

The accompanying notes are an integral part of the financial statements.

Investment Funds    13

Statement of Operations for the year ended December 31, 2005

Investment Income	Cash Management Fund Investment	Treasury Money Fund Investment
Income:
Total investment income allocated from Cash Management Portfolio and Treasury Money Portfolio, respectively:
Interest	$3,364,731	$4,648,172
Expenses	(187,047)[a]	(288,704)[b]
Net investment income allocated from the Cash Management Portfolio and Treasury Money Portfolio, respectively	3,177,684	4,359,468
Expenses:
Administrator service fee	574,686	799,010
Audit fees	24,290	20,818
Legal fees	30,863	29,153
Trustees’ fees and expenses	4,207	4,500
Reports to shareholders	19,165	18,164
Registration fees	20,542	26,127
Other	3,144	7,570
Total expenses, before expense reductions	676,897	905,342
Expense reductions	(80,984)	(104,752)
Total expenses, after expense reductions	595,913	800,590

Net investment income	2,581,771	3,558,878

Net realized gain (loss) from investments	1,260	(8,752)

Net increase (decrease) in net assets resulting from operations	$2,583,031	$3,550,126

[a]	For the year ended December 31, 2005, the Advisor to the Cash Management Portfolio waived fees, of which $29,719 was allocated to the Cash Management Fund Investment on a pro-rated basis.
[b]	For the year ended December 31, 2005, the Advisor to the Treasury Money Portfolio waived fees, of which $35,912 was allocated to the Treasury Money Fund Investment on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

14    Investment Funds

Statement of Changes in Net Assets — Cash Management Fund Investment

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$2,581,771	$740,043
Net realized gain (loss) on investment transactions	1,260	936

Net increase (decrease) in net assets resulting from operations	2,583,031	740,979

Distributions to shareholders from:
Net investment income	(2,581,771)	(741,692)
Fund share transactions:
Proceeds from shares sold	922,341,455	1,424,240,134
Reinvestment of distributions	580,365	99,407
Cost of shares redeemed	(973,786,303)	(1,426,205,428)

Net increase (decrease) in net assets from Fund share transactions	(50,864,483)	(1,865,887)

Increase (decrease) in net assets	(50,863,223)	(1,866,600)
Net assets at beginning of period	133,781,328	135,647,928

Net assets at end of period (including undistributed net investment income of $17,533 and $16,274, respectively)	$82,918,105	$133,781,328

Other Information
Shares outstanding at beginning of period	133,804,872	135,670,759
Shares sold	922,341,455	1,424,240,134
Shares issued to shareholders in reinvestment of distributions	580,365	99,407
Shares redeemed	(973,786,303)	(1,426,205,428)
Net increase (decrease) in Fund shares	(50,864,483)	(1,865,887)

Shares outstanding at end of period	82,940,389	133,804,872

The accompanying notes are an integral part of the financial statements.

Investment Funds    15

Statement of Changes in Net Assets — Treasury Money Fund Investment

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$3,558,878	$1,217,527
Net realized gain (loss) on investment transactions	(8,752)	(10,253)

Net increase (decrease) in net assets resulting from operations	3,550,126	1,207,274

Distributions to shareholders from:
Net investment income	(3,558,873)	(1,217,508)
Fund share transactions:
Proceeds from shares sold	982,276,073	2,017,751,409
Reinvestment of distributions	2,254,295	784,340
Cost of shares redeemed	(1,023,737,067)	(2,041,363,816)

Net increase (decrease) in net assets from Fund share transactions	(39,206,699)	(22,828,067)

Increase (decrease) in net assets	(39,215,446)	(22,838,301)
Net assets at beginning of period	192,237,179	215,075,480

Net assets at end of period (including undistributed net investment income of $13,439 and $13,434, respectively)	$153,021,733	$192,237,179

Other Information
Shares outstanding at beginning of period	192,233,998	215,062,544
Shares sold	982,276,073	2,017,751,409
Shares issued in reinvestment of distributions	2,254,295	784,340
Shares redeemed	(1,023,737,067)	(2,041,364,295)
Net increase (decrease) in Fund shares	(39,206,699)	(22,828,546)

Shares outstanding at end of period	153,027,299	192,233,998

The accompanying notes are an integral part of the financial statements.

16    Investment Funds

Financial Highlights

Cash Management Fund Investment

Years Ended December 31,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.025		.007	.005	.011	.04
Net realized and unrealized gain (loss) on investment transactions[a]	—		—	—	—	—

Total from investment operations	.025		.007	.005	.011	.04

Less distributions from:
Net investment income	(.025)		(.007)	(.005)	(.011)	(.04)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return (%)[b]	2.56		.68	.51	1.14	3.63

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83		134	136	158	189
Ratio of expenses before expense reductions, including expenses allocated from Cash Management Portfolio (%)	.86		.85	.79	.78	.78
Ratio of expenses after expense reductions, including expenses allocated from Cash Management Portfolio (%)	.75		.75	.75	.75	.75
Ratio of net investment income (loss) (%)	2.47	[c]	.67	.49	1.10	3.60

[a]	Amount is less than $.0005.
[b]	Total returns would have been lower had certain expenses not been reduced.
[c]	Due to the timing of subscriptions and redemptions in relation to the operating results of the Fund, the amount shown does not correspond to the total return during the year.

Investment Funds    17

Treasury Money Fund Investment

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.024	.006	.004	.010	.03
Net realized gain (loss) on investment transactions[a]	—	—	—	—	—

Total from investment operations	.024	.006	.004	.010	.03

Less distributions from:
Net investment income	(.024)	(.006)	(.004)	(.010)	(.03)
Net realized gain on investment transactions	—	—	— [a]	— [a]	—

Total distributions	(.024)	(.006)	(.004)	(.010)	(.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[b]	2.44	.60	.41	1.04	3.33

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153	192	215	214	285
Ratio of expenses before expense reductions, including expenses allocated from Treasury Money Portfolio (%)	.84	.82	.81	.78	.79
Ratio of expenses after expense reductions, including expenses allocated from Treasury Money Portfolio (%)	.75	.75	.75	.75	.75
Ratio of net investment income (%)	2.44	.54	.40	1.03	3.25

[a]	Amount is less than $.0005.
[b]	Total return would have been lower had certain expenses not been reduced.

18    Investment Funds

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

Cash Management Fund Investment and Treasury Money Fund Investment (each a “Fund” and collectively, the “Funds”) are each a diversified series of DWS Advisor Funds (formerly Scudder Advisor Funds) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified, management investment company organized as a Massachusetts business trust. The Funds are two of several funds the Trust offers to investors.

The Funds seek to achieve their investment objectives by investing substantially all of their assets in the Cash Management Portfolio and the Treasury Money Portfolio, respectively (each a “Portfolio” and collectively, the “Portfolios”), each an open-end management investment company registered under the 1940 Act and advised by Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”). Details concerning each Portfolio’s investment objectives and policies and the risk factors associated with each Portfolio’s investments are described in their respective Prospectuses and Statements of Additional Information.

At December 31, 2005, the Cash Management Fund Investment owned approximately 1% of the Cash Management Portfolio and the Treasury Money Fund Investment owned approximately 28% of the Treasury Money Portfolio. The financial statements of the Portfolios, including the Investment Portfolios, are contained elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Each Fund determines the valuation of its investment in its Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio’s net assets.

Each Portfolio’s policies for determining the value of its net assets are discussed in each Portfolio’s Financial Statements, which accompany this report.

Investment Funds    19

C. Federal Income Taxes

Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2005 Treasury Money Fund Investment had a net tax basis capital loss carryforward of approximately $19,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or December 31, 2012 ($10,000) and December 31, 2013 ($9,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $50 of net realized capital losses. As permitted by tax regulators, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

D. Distribution of Income

The net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Funds.

At December 31, 2005, the Funds’ components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Cash Management Fund Investment	Treasury Money Fund Investment
Undistributed ordinary income*	$17,533	$13,439

In addition, the tax character of distributions paid to shareholders by the Funds is summarized as follows:

Years Ended December 31,	2005	2004
Cash Management Fund Investment
Distributions from ordinary income*	$2,581,745	$741,692
Distributions from long term-capital gains	26	—

Treasury Money Fund Investment
Distributions form ordinary income*	$3,558,873	$1,217,508

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

20    Investment Funds

E. Contingencies

In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

F. Other

Each Fund receives a daily allocation of its respective Portfolio’s net investment income and net realized gains and losses in proportion to its investment in the respective Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses that are attributed to the Trust are allocated among the Funds in the Trust based on their respective net assets.

Note 2—Fees and Transactions with Affiliates

DeAM, Inc. is the Advisor for each Portfolio and Investment Company Capital Corp. (“ICCC” or the “Administrator”) is the Administrator for each Fund, both indirect, wholly owned subsidiaries of Deutsche Bank AG. Each Fund pays the Administrator an annual fee (“Administrator Service Fee”) based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.55%.

For the year ended December 31, 2005 and through April 30, 2006, the Advisor and Administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses of each Fund to the extent necessary to maintain the annualized expenses of the Cash Management Fund Investment and Treasury Money Fund Investment each at 0.75% of their average daily net assets including expenses (excluding extraordinary expenses) of the Cash Management Portfolio and the Treasury Money Portfolio, respectively.

Accordingly, for the year ended December 31, 2005, the Administrator waived a portion of its Administrator Service Fee as follows:

	Total Aggregated	Amount Waived	Annual Effective Rate
Cash Management Fund Investment	$574,686		$80,984.47%
Treasury Money Fund Investment	$799,010		$104,752.48%

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. (“DeIM”), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the funds. For the year ended December 31, 2005,

Investment Funds    21

the amounts charged to the Funds by DeIM included in the reports to shareholders at December 31, 2005 are as follows.:

	Total Aggregated	Unpaid at December 31, 2005
Cash Management Fund Investment	$6,360	$2,100
Treasury Money Fund Investment	$6,360	$2,100

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 3—Concentration of Ownership

From time to time each Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on each Fund.

At December 31, 2005, there was one shareholder who held approximately 25% of the outstanding shares of Treasury Money Fund Investment.

Note 4—Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or

22    Investment Funds

other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999–2001 period. With respect to the trading

Investment Funds    23

arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001–2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Note 5—Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe. On February 6, 2006, the funds became part of the DWS family under the letter “D” in the mutual fund listing section of the newspaper. In addition, the Web site for all Scudder funds changed to www.dws-scudder.com

24    Investment Funds

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds (formerly Scudder Advisor Funds) and Shareholders of Cash Management Fund Investment and Treasury Money Fund Investment:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Fund Investment and Treasury Money Fund Investment (hereafter referred to as the “Funds”) at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2006

Investment Funds    25

Tax Information	(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Cash Management Fund Investment designates $30 as capital gain dividends for its year ended December 31, 2005, of which 100% represents 20% rate gains.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

26    Investment Funds

Trustees and Officers

The following individuals hold the same position with the funds and the Cash Management Portfolio and the Treasury Money Portfolio.

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998–present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998–February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999–December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996–2004).	54

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996–January 2000); Trustee, CREF and CREF Mutual Funds (January 2000–March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004–March 2005) and Director, S.G. Cowen Mutual Funds (January 1985–January 2001).	51

Investment Funds    27

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard J. Herring 2/18/46 Trustee since 1990 for the funds and since 1999 for Cash Management Portfolio and Treasury Money Portfolio	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	51

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998–2005); Trustee, Morgan Stanley Asset Management, various funds (1985–2001); Trustee, Weiss, Peck and Greer, various funds (1985–2005).	51

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994–present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005).	51

Philip Saunders, Jr. 10/11/35 Trustee since 1999 for the funds and since 1990 for Cash Management Portfolio and Treasury Money Portfolio	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	51

William N. Searcy, Jr. 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–October 2003).	51

28    Investment Funds

Interested Trustee

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990–1999).	120

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005	Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004–present); formerly, Managing Director, Putnam Investments (1991–2002).

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998).

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.

Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003–2005); legal associate, Lord, Abbett & Co. LLC (1998–2003).

Elisa D. Metzger[6] 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999–2005).

Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.

Investment Funds    29

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.

Kathleen Sullivan D’Eramo [7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.

John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999–2005).

Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003–present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994–2003).

A. Thomas Smith[6,8] (1956) Chief Legal Officer since 2005	Managing Director[5], Deutsche Asset Management (2004–present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999–2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994–1999); senior attorney, The Dreyfus Corporation (1991–1993); senior attorney, Willkie Farr & Gallagher (1989–1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986–1989).

[1]	Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Advisor Funds of which these funds are each a series.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[4]	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.
[5]	Executive title, not a board directorship.
[6]	Address: 345 Park Avenue, New York, New York 10154.
[7]	Address: Two International Place, Boston, Massachusetts 02110.
[8]	Elected on December 2, 2005.

The funds’ Statement of Additional Information includes additional information about the funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

30    Investment Funds

Investment Portfolio	as of December 31, 2005

Cash Management Portfolio	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 26.5%
Alliance & Leicester PLC, 4.02%, 9/6/2006	35,000,000	34,829,488
American Express Centurion Bank, 4.31%, 1/20/2006	127,000,000	127,000,000
Australia & New Zealand Banking Group Ltd., 3.59%, 5/30/2006	25,000,000	25,000,000
Banco Bilbao Vizcaya Argentaria SA, 4.27%, 1/9/2006	100,000,000	99,998,043
Bank of Tokyo-Mitsubishi:
4.28%, 2/10/2006	50,000,000	50,000,000
4.34%, 1/27/2006	65,000,000	65,000,000
4.34%, 1/31/2006	150,000,000	150,000,000
Barclays Bank PLC, 4.0%, 3/1/2006	80,000,000	80,000,000
Calyon:
3.27%, 3/6/2006	55,000,000	55,000,000
4.75%, 11/14/2006	25,000,000	25,000,000
Calyon North America, Inc., 4.16%, 8/8/2006	50,000,000	50,018,509
Canadian Imperial Bank of Commerce:
4.75%, 11/14/2006	25,000,000	25,000,000
4.75%, 12/15/2006	40,000,000	40,000,000
Credit Agricole SA:
4.7%, 9/19/2006	40,000,000	40,000,000
4.74%, 9/28/2006	50,000,000	50,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	101,000,000	101,000,000
HBOS Treasury Services PLC:
3.62%, 4/12/2006	60,000,000	60,000,000
4.25%, 2/7/2006	32,000,000	31,998,532
HSBC Bank PLC, 6.5%, 1/24/2006	11,550,000	11,573,020
HSBC Bank USA, NA, 4.26%, 2/10/2006	50,000,000	49,999,725
LaSalle Bank NA, 3.59%, 5/30/2006	50,000,000	50,000,000
Natexis Banque Populaires, 4.31%, 2/1/2006	75,000,000	75,000,000
Nordea Bank Finland PLC, 4.75%, 12/4/2006	40,000,000	40,000,000
Norinchukin Bank, 4.3%, 1/31/2006	27,900,000	27,900,000
Northern Rock PLC, 4.31%, 1/31/2006	100,000,000	100,000,000
Royal Bank of Canada, 4.05%, 7/24/2006	35,000,000	35,000,000
Royal Bank of Scotland PLC:
4.4%, 10/4/2006	55,000,000	55,000,000
4.75%, 11/14/2006	25,000,000	25,000,000
Societe Generale:
3.27%, 3/3/2006	86,000,000	86,000,000
4.32%, 2/1/2006	105,000,000	105,000,000
4.71%, 9/19/2006	35,000,000	35,001,224
Tango Finance Corp., 4.045%, 7/25/2006	30,000,000	29,999,158

The accompanying notes are an integral part of the financial statements.

Cash Management Portfolio    31

Cash Management Portfolio	Principal Amount ($)	Value ($)
Toronto Dominion Bank:
3.6%, 6/7/2006	32,000,000	32,000,000
3.71%, 5/19/2006	10,000,000	10,000,185
3.72%, 6/7/2006	50,000,000	49,997,906
3.73%, 6/23/2006	40,000,000	40,000,000
3.75%, 5/16/2006	21,000,000	20,999,241
3.95%, 7/31/2006	40,000,000	40,000,000
UBS AG, 4.3%, 1/31/2006	100,000,000	100,000,000
UniCredito Italiano SpA:
3.73%, 4/12/2006	10,000,000	10,000,000
4.29%, 2/1/2006	50,000,000	50,000,000
Wells Fargo Bank, NA:
4.3%, 1/25/2006	203,500,000	203,498,982
4.31%, 1/20/2006	95,000,000	95,000,000
4.31%, 1/26/2006	145,400,000	145,400,000

Total Certificates of Deposit and Bank Notes (Cost $2,632,214,013)		2,632,214,013

Commercial Paper** 32.0%
AB Spintab, 3.92%, 2/28/2006	35,000,000	34,778,956
Abbey National PLC, 4.45%, 1/3/2006	150,000,000	149,962,917
Atlantic Asset Securitization LLC, 4.32%, 1/19/2006	91,875,000	91,676,550
Atlantis One Funding Corp.:
4.22%, 2/9/2006	100,000,000	99,542,833
4.255%, 1/9/2006	70,000,000	69,933,811
4.255%, 2/16/2006	85,000,000	84,537,860
4.27%, 2/21/2006	130,000,000	129,213,608
4.31%, 1/12/2006	27,808,000	27,771,378
Cancara Asset Securitization LLC, 4.32%, 1/23/2006	35,144,000	35,051,220
CC (USA), Inc., 3.96%, 1/20/2006	50,000,000	49,895,500
Charta, LLC:
4.26%, 2/7/2006	50,000,000	49,781,083
4.35%, 1/23/2006	105,000,000	104,720,875
CIT Group, Inc., 4.21%, 2/2/2006	8,500,000	8,468,191
Compass Securitization LLC:
4.29%, 1/31/2006	50,000,000	49,821,250
4.35%, 1/23/2006	70,000,000	69,813,917
CRC Funding, LLC, 4.32%, 1/27/2006	95,000,000	94,703,600
Dorada Finance, Inc., 4.0%, 1/27/2006	51,500,000	51,351,222
Falcon Asset Securitization Corp.:
4.32%, 1/24/2006	66,687,000	66,502,944
4.32%, 1/27/2006	41,454,000	41,324,664
4.35%, 2/1/2006	61,433,000	61,202,882
4.35%, 2/2/2006	107,913,000	107,495,736

The accompanying notes are an integral part of the financial statements.

32    Cash Management Portfolio

Cash Management Portfolio	Principal Amount ($)	Value ($)
Giro Funding US Corp.:
4.14%, 1/20/2006	33,250,000	33,177,349
4.305%, 1/31/2006	50,000,000	49,820,625
Greyhawk Funding LLC:
4.22%, 2/7/2006	50,000,000	49,783,139
4.23%, 2/7/2006	38,000,000	37,834,795
Inter-American Development Bank, 4.12%, 1/31/2006	1,185,000	1,180,951
Irish Life and Permanent PLC, 4.26%, 2/8/2006	75,000,000	74,662,750
Jupiter Securitization Corp.:
4.32%, 1/23/2006	24,405,000	24,340,571
4.35%, 1/23/2006	58,105,000	57,950,538
K2 (USA) LLC:
3.96%, 1/23/2006	50,000,000	49,879,000
4.0%, 1/27/2006	35,000,000	34,898,889
4.21%, 2/3/2006	13,600,000	13,547,515
Liberty Street Funding:
4.35%, 1/25/2006	45,785,000	45,652,224
4.35%, 1/31/2006	80,000,000	79,710,000
Mane Funding Corp.:
4.22%, 1/17/2006	75,000,000	74,859,333
4.31%, 1/27/2006	44,803,000	44,663,538
Nordea North America, Inc., 4.31%, 2/2/2006	36,000,000	35,862,080
Park Avenue Receivables Co., LLC, 4.34%, 1/23/2006	46,783,000	46,658,921
Perry Global Funding LLC:
Series A, 4.22%, 1/10/2006	52,325,000	52,269,797
Series A, 4.22%, 1/17/2006	35,000,000	34,934,356
Series A, 4.225%, 2/7/2006	49,069,000	48,855,925
Series A, 4.43%, 3/15/2006	74,091,000	73,425,436
Preferred Receivables Funding Corp., 4.35%, 2/1/2006	25,311,000	25,216,189
Rabobank USA Financial Corp., 4.15%, 1/3/2006	25,437,000	25,431,135
Ranger Funding Co. LLC, 4.305%, 1/27/2006	98,944,000	98,636,367
Sanofi-Aventis, 4.37%, 2/15/2006	50,000,000	49,726,875
Scaldis Capital LLC, 4.32%, 1/9/2006	49,971,000	49,923,028
Sheffield Receivables Corp.:
4.31%, 1/17/2006	6,803,000	6,789,968
4.32%, 1/23/2006	53,035,000	52,894,988
4.32%, 1/24/2006	30,000,000	29,917,200
Swedish National Housing Finance Corp., 3.925%, 3/2/2006	51,000,000	50,666,375
The Concentrate Manufacturing Co. of Ireland, 4.26%, 1/6/2006	8,400,000	8,395,030
The Goldman Sachs Group, Inc., 3.185%, 3/3/2006	30,000,000	29,838,096
Tulip Funding Corp., 4.32%, 1/18/2006	220,365,000	219,915,455

The accompanying notes are an integral part of the financial statements.

Cash Management Portfolio     33

Cash Management Portfolio	Principal Amount ($)	Value ($)
Windmill Funding Corp., 4.32%, 1/24/2006	53,750,000	53,601,650
Yorktown Capital LLC, 4.32%, 1/24/2006	35,000,000	34,903,400

Total Commercial Paper (Cost $3,177,374,485)		3,177,374,485

Master Notes 1.1%
Bear Stearns & Co., Inc., 4.4%*, 1/3/2006(a) (Cost $110,000,000)	110,000,000	110,000,000

US Government Sponsored Agencies 1.3%
Federal National Mortgage Association:
3.15%, 2/8/2006	32,000,000	31,985,356
4.0%, 8/8/2006	50,000,000	50,000,000
4.07%, 8/18/2006	40,000,000	40,000,000
4.371%*, 12/22/2006	10,000,000	9,994,250

Total US Government Sponsored Agencies (Cost $131,979,606)		131,979,606

Funding Agreements* 2.5%
GE Capital Assurance Co.:
2.62%, 1/25/2006	75,000,000	75,000,000
3.93%, 9/1/2006	60,000,000	60,000,000
New York Life Insurance Co., 4.57%, 9/19/2006	80,000,000	80,000,000
Travelers Insurance Co., 3.47%, 3/31/2006	30,000,000	30,000,000

Total Funding Agreements (Cost $245,000,000)		245,000,000

Promissory Notes* 3.7%
The Goldman Sachs Group, Inc.:
3.871%, 6/23/2006	140,000,000	140,000,000
4.35%, 2/16/2006	200,000,000	200,000,000
4.37%, 6/23/2006	30,000,000	30,000,000

Total Promissory Notes (Cost $370,000,000)		370,000,000

Short Term Notes* 21.2%
American Express Centurion Bank, 4.3%, 8/8/2006	30,000,000	30,000,000
Australia & New Zealand Banking Group Ltd., 4.15%, 6/23/2006	30,000,000	30,000,000
Beta Finance, Inc., 144A, 3.56%, 4/10/2006	45,000,000	45,004,021

The accompanying notes are an integral part of the financial statements.

34    Cash Management Portfolio

Cash Management Portfolio	Principal Amount ($)	Value ($)
Branch Banking & Trust Co., 3.27%, 3/15/2006	165,000,000	164,990,914
Citigroup, Inc., 4.63%, 3/20/2006	100,000,000	100,036,175
Commonwealth Bank of Australia, 4.0%, 8/24/2006	40,000,000	40,000,000
Credit Suisse:
3.98%, 9/28/2006	150,000,000	150,000,000
4.02%, 9/26/2006	93,000,000	93,000,000
4.49%, 9/26/2006	90,000,000	90,000,000
Greenwich Capital Holdings, Inc., 3.64%, 4/4/2006	75,000,000	75,000,000
Harris Trust & Savings Bank, 4.07%, 2/2/2006	30,000,000	29,999,869
HSBC Finance Corp., 4.02%, 3/24/2006	25,000,000	25,000,000
International Business Machines Corp., 4.329%, 3/8/2006	66,000,000	66,000,000
M&I Marshall & Ilsley Bank, 4.349%, 12/15/2006	56,000,000	56,000,000
Merrill Lynch & Co., Inc.:
4.12%, 1/4/2006	35,000,000	35,000,000
4.349%, 9/15/2006	35,000,000	35,000,000
Morgan Stanley, 4.29%, 7/10/2006	225,000,000	225,000,000
Nationwide Building Society, 144A, 4.41%, 1/13/2006	45,000,000	45,001,108
Pfizer Investment Capital PLC, 4.329%, 12/15/2006	50,000,000	50,000,000
Skandinaviska Enskila Banken, 4.38%, 7/18/2006	50,000,000	50,000,000
SunTrust Bank, Atlanta, 4.19%, 4/28/2006	250,000,000	250,000,000
Tango Finance Corp., 144A, 4.32%, 2/10/2006	25,000,000	24,999,733
UniCredito Italiano SpA:
3.96%, 6/30/2006	75,000,000	74,981,298
4.01%, 10/4/2006	100,000,000	99,963,152
4.34%, 2/28/2006	150,000,000	149,991,003
4.43%, 6/14/2006	75,000,000	74,975,571

Total Short Term Notes (Cost $2,109,942,844)		2,109,942,844

Time Deposit 4.3%
Bank of Montreal, 3.375%, 1/3/2006	125,000,000	125,000,000
National Australia Bank Ltd., 3.5%, 1/3/2006	113,800,000	113,800,000
Nordia Bank AB, 3.5%, 1/3/2006	183,707,041	183,707,041

Total Time Deposit (Cost $422,507,041)		422,507,041

Repurchase Agreements 7.0%
Banc of America Securities LLC, 4.27%, dated 12/30/2005, to be repurchased at $88,201,973 on 1/3/2006 (b)	88,160,146	88,160,146
Countrywide Securities Corp., 4.29%, dated 12/30/2005, to be repurchased at $500,238,333 on 1/3/2006 (c)	500,000,000	500,000,000

The accompanying notes are an integral part of the financial statements.

Cash Management Portfolio     35

Cash Management Portfolio	Principal Amount ($)	Value ($)
JPMorgan Securities, Inc., 3.45%, dated 12/30/2005, to be repurchased at $7,657,239 on 1/3/2006 (d)	7,654,305	7,654,305
UBS Securities LLC, 4.3%, dated 12/30/2005, to be repurchased at $100,047,778 on 1/3/2006 (e)	100,000,000	100,000,000

Total Repurchase Agreements (Cost $695,814,451)		695,814,451

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $9,894,832,440)†	99.6	9,894,832,440
Other Assets and Liabilities, Net	0.4	36,533,278

Net Assets	100.0	9,931,365,718

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.
**	Annualized yield at time of purchase; not a coupon rate.
†	The cost for federal income tax purposes was $9,894,832,440.
(a)	Reset date; not a maturity date.
(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
50,875,461	Federal Home Loan Mortgage Corp.	4.5–5.5	12/1/2020–8/1/2035	50,193,283
40,459,637	Federal National Mortgage Association	5.0–5.5	3/1/2020–8/1/2035	40,611,667

Total Collateral Value				90,804,950

(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
2,665,000	Federal Home Loan Bank	3.25–4.625	8/2/2007–3/16/2015	2,673,765
122,027,394	Federal Home Loan Mortgage Corp.	3.567–6.5	9/1/2015–12/1/2035	121,413,094
380,381,976	Federal National Mortgage Association	3.204–8.0	12/1/2012–1/1/2036	384,727,343
4,009,815	Government National Mortgage Association	4.5	2/15/2018	3,951,909

Total Collateral Value				512,766,111

(d)	Collateralized by $8,285,000 US Treasury Note, STRIPS, maturing on 5/15/2007 with a value of $7,810,021.

The accompanying notes are an integral part of the financial statements.

36    Cash Management Portfolio

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
70,078,848	Federal National Mortgage Association, STRIPS, Interest Only	4.5	12/1/2035	10,719,961
124,185,206	Federal National Mortgage Association, STRIPS, Principal Only	—	4/1/2032-2/1/2035	92,281,814

Total Collateral Value				103,001,775

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk on the pool of underlying mortgages.

Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

The accompanying notes are an integral part of the financial statements.

Cash Management Portfolio     37

Investment Portfolio	as of December 31, 2005

Treasury Money Portfolio	Principal Amount ($)	Value ($)
US Treasury Obligations 20.5%
US Treasury Bills:
3.98%*, 4/20/2006	13,500,000	13,337,317
3.725%*, 3/23/2006	25,000,000	24,790,469
US Treasury Note:
1.875%, 1/31/2006	28,000,000	27,964,493
2.375%, 8/15/2006	15,500,000	15,367,374
2.75%, 7/31/2006	31,000,000	30,714,296

Total US Treasury Obligations (Cost $112,173,949)		112,173,949

Repurchase Agreements** 79.3%
Citigroup Global Markets, Inc., 4.25%, dated 12/8/2005, to be repurchased at $85,541,875 on 1/31/2006 (a)	85,000,000	85,000,000
Credit Suisse First Boston LLC, 3.5%, dated 12/30/2005, to be repurchased at $130,050,556 on 1/3/2006 (b)	130,000,000	130,000,000
JPMorgan Securities, Inc., 3.45%, dated 12/30/2005, to be repurchased at $110,387,994 on 1/3/2006 (c)	110,345,695	110,345,695
UBS Securities LLC, 3.51%, dated 12/30/2005, to be repurchased at $110,042,900 on 1/3/2006 (d)	110,000,000	110,000,000

Total Repurchase Agreements (Cost $435,345,695)		435,345,695

	% of Net Assets
Total Investment Portfolio (Cost $547,519,644)†	99.8	547,519,644
Other Assets and Liabilities, Net	0.2	982,866

Net Assets	100.0	548,502,510

†	The cost for federal income tax purposes was $547,519,644.
*	Annualized yield at time of purchase; not a coupon rate.
**	Repurchase agreements are fully collateralized by US Treasury, Government agency or other securities.
(a)	Collateralized by $85,599,138 Government National Mortgage Association, 5.5%, maturing on 7/15/2033 with a value of $86,700,000.
(b)	Collateralized by $188,630,875 US Treasury STRIPS, Zero Coupon, with various maturities of 2/15/2006-2/15/2031 with a value of $132,600,497.
(c)	Collateralized by $122,093,000 US Treasury STRIPS, Zero Coupon, with various maturities of 2/15/2006-8/15/2022 with a value of $112,553,432.
(d)	Collateralized by $94,595,000 US Treasury Inflation Index Bond, 3.0%, maturing on 7/15/2012 with a value of $112,202,885.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

The accompanying notes are an integral part of the financial statements.

38    Treasury Money Portfolio

Financial Statements

Statements of Assets and Liabilities as of December 31, 2005

	Cash Management Portfolio	Treasury Money Portfolio
Assets
Investments:
Investments in securities, at amortized cost	$9,894,832,440	$112,173,949
Repurchase agreements, at amortized cost	—	435,345,695

Total investments in securities, at amortized cost	9,894,832,440	547,519,644

Cash	2,287,298	62,042
Interest receivable	35,125,218	1,014,276
Other assets	549,276	12,059

Total assets	9,932,794,232	548,608,021

Liabilities
Accrued advisory fee	1,013,976	55,024
Accrued administrator service fee	409,043	25,970
Other accrued expenses and payables	5,495	24,517

Total liabilities	1,428,514	105,511

Net assets, at value	$9,931,365,718	$548,502,510

The accompanying notes are an integral part of the financial statements.

Portfolios     39

Statements of Operations for the year ended December 31, 2005

Investment Income	Cash Management Portfolio	Treasury Money Portfolio
Income:
Interest	$325,481,697	$19,070,184

Expenses:
Advisory fee	14,956,589	902,567
Administrator service fee	4,985,530	300,856
Auditing	50,366	49,055
Legal	31,069	24,879
Trustees’ fees and expenses	340,320	28,432
Other	284,804	35,714

Total expenses, before expense reductions	20,648,678	1,341,503
Expense reductions	(2,822,888)	(148,551)

Total expenses, after expense reductions	17,825,790	1,192,952

Net investment income	307,655,907	17,877,232
Net realized gain (loss) from investment transactions	117,517	(31,631)

Net increase (decrease) in net assets resulting from operations	$307,773,424	$17,845,601

The accompanying notes are an integral part of the financial statements.

40    Portfolios

Statement of Changes in Net Assets — Cash Management Portfolio

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$307,655,907	$143,447,885
Net realized gain (loss) on investment transactions	117,517	91,685

Net increase (decrease) in net assets resulting from operations	307,773,424	143,539,570

Capital transaction in shares of beneficial interest:
Proceeds from capital invested	112,816,875,647	122,171,335,290

Value of capital withdrawn	(113,004,956,853)	(125,052,740,207)

Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(188,081,206)	(2,881,404,917)
Increase (decrease) in net assets	119,692,218	(2,737,865,347)
Net assets at beginning of period	9,811,673,500	12,549,538,847

Net assets at end of period	$9,931,365,718	$9,811,673,500

Statement of Changes in Net Assets — Treasury Money Portfolio

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$17,877,232	$7,183,965
Net realized gain (loss) on investment transactions	(31,631)	(27,920)

Net increase (decrease) in net assets resulting from operations	17,845,601	7,156,045

Capital transaction in shares of beneficial interest:
Proceeds from capital invested	5,132,247,419	4,272,706,695

Value of capital withdrawn	(5,159,742,942)	(4,558,200,803)

Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(27,495,523)	(285,494,108)
Increase (decrease) in net assets	(9,649,922)	(278,338,063)
Net assets at beginning of period	558,152,432	836,490,495

Net assets at end of period	$548,502,510	$558,152,432

The accompanying notes are an integral part of the financial statements.

Portfolios     41

Financial Highlights

Cash Management Portfolio

Years Ended December 31,	2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9,931	9,812	12,550	11,237	10,864
Ratio of expenses before expense reductions (%)	.21	.21	.21	.20	.20
Ratio of expenses after expense reductions (%)	.18	.18	.18	.18	.18
Ratio of net investment income (%)	3.08	1.22	1.04	1.71	4.04

Total Return (%)[a,b]	3.15	1.26	1.06	1.72	—

Treasury Money Portfolio

Years Ended December 31,	2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	549	558	836	795	811
Ratio of expenses before expense reductions (%)	.22	.22	.21	.21	.21
Ratio of expenses after expense reductions (%)	.20	.20	.20	.20	.20
Ratio of net investment income (%)	2.97	1.12	.95	1.56	3.94

Total Return (%)[a,c]	3.01	1.17	.96	1.60	—

[a]	Total return would have been lower had certain expenses not been reduced.
[b]	Total return for the Cash Management Portfolio was derived from the performance of Cash Reserves Fund Institutional.
[c]	Total return for the Treasury Money Portfolio was derived from the performance of Treasury Money Fund—Institutional Class.

42    Portfolios

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

Cash Management Portfolio and the Treasury Money Portfolio (each a “Portfolio,” and collectively, the “Portfolios”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end, diversified, management investment companies organized as New York business trusts.

Each Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolios in the preparation of their financial statements.

B. Security Valuation

Each Portfolio’s securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investments in open–end investment companies are valued at their net asset value each business day.

C. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub–custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

Portfolios     43

D. Federal Income Taxes

Each Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provisions are necessary.

E. Contingencies

In the normal course of business, the Portfolios may enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet been made. However, based on experience, the Portfolios expects the risk of loss to be remote.

F. Other

Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex–dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

Each Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

Note 2—Fees and Transactions with Affiliates

Deutsche Asset Management, Inc., (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each of the Portfolios. Under the Advisory Agreement, each Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.15%.

For the year ended December 31, 2005 and through April 30, 2006, the Advisor and Administrator contractually agreed to waive a portion of their fees and/or reimburse expenses of the Cash Management Portfolio and Treasury Money Portfolio to the extent necessary to maintain operating expenses at 0.18% and 0.20%, respectively, of each Portfolio’s average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive a portion of their fees may vary at any time without notice to the shareholders.

44    Portfolios

Accordingly, for the year ended December 31, 2005, the Advisor waived a portion of its Advisory fee as follows:

	Total Aggregated	Amount Waived	Annualized Effective Rate
Cash Management Portfolio	$14,956,589		$2,700,770.12%
Treasury Money Portfolio	$902,567		$138,078.13%

Investment Company Capital Corp. (“ICCC” or the “Administrator”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is each Portfolio’s Administrator. Each Portfolio pays the Administrator an annual fee (“Administrator Service Fee”) based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.05%.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out–of–pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 3—Expense Reductions

For the year ended December 31, 2005, the Advisor had agreed to reimburse Cash Management Portfolio and Treasury Money Portfolio $122,118 and $10,473, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Note 4—Line of Credit

Each Portfolio and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 5 percent of its net assets under this agreement.

Portfolios     45

Note 5—Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them

46    Portfolios

or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999–2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001–2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS

Portfolios    47

funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

48    Portfolios

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio and Treasury Money Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio and Treasury Money Portfolio (hereafter referred to as the “Portfolios”) at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2006

Portfolios     49

Investment Management Agreement Approval

Cash Management Fund Investment

Cash Management Fund Investment (the “Fund”), a series of the DWS Advisor Funds (the “Trust”), invests all of its assets in the Cash Management Portfolio (the “Portfolio”) in order to achieve its investment objectives. The Board of Trustees of the Portfolio, which is also the Board of Trustees of the Trust, approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the “Advisor”) in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

•	At the present time, all but one of the Portfolio’s and the Fund’s Trustees are independent of the Advisor and its affiliates.

•	The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of the Advisor’s personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

50    Portfolios

In determining to approve the continuation of the Portfolio’s current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

•	The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

•	The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio’s investment management fee schedule includes no fee breakpoints but concluded that the fee schedule is appropriate given current asset levels.

•	The total operating expense of the Fund relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund for the year ended December 31, 2004 were more than the median (3rd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

•	The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund’s performance was in the 2nd, 3rd and 3nd quartiles, respectively of the applicable iMoneyNet universe. The Board also observed that the Fund outperformed its benchmark in the one-year period but underperformed in the three- and five-year periods. The

Portfolios     51

Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor’s personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

•	The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by the Advisor and its affiliates. As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor’s overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

•	The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio,

52    Portfolios

including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio’s trading activities to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	The Advisor’s commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor’s chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor’s chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

•	Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund’s shareholders.

Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of

Portfolios     53

numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Treasury Money Fund Investment

Treasury Money Fund Investment (the “Fund”), a series of the DWS Advisor Funds (the “Trust”), invests all of its assets in the Treasury Money Portfolio (the “Portfolio”) in order to achieve its investment objectives. The Board of Trustees of the Portfolio, which is also the Board of Trustees of the Trust, approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the “Advisor”) in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

•	At the present time, all but one of the Portfolio’s and the Fund’s Trustees are independent of the Advisor and its affiliates.

•	The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of the Advisor’s personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many

54    Portfolios

important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio’s current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

•	The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

•	The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio’s investment management fee schedule includes no fee breakpoints but that the Portfolio’s total assets are less than $600 million. The Board concluded that the Fund’s fee schedule is appropriate given current asset levels.

•	The total operating expense of the Fund relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund for the year ending December 31, 2004 were higher than the median (3rd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

•	The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-

Portfolios     55

year periods ended June 30, 2005, the Fund’s performance was in the 2nd, 3rd, and 3rd quartiles, respectively, of the applicable iMoneyNet universe. The Board also observed that the Fund outperformed its benchmark in the one-year period, but slightly underperformed its benchmark in the three- and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor’s personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

•	The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor’s overall profitability with respect to the DWS fund complex (after taking into

56    Portfolios

account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

•	The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio’s trading activities to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	The Advisor’s commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor’s chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor’s chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

•	Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund’s shareholders.

Portfolios    57

Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

58    Portfolios

Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 730-1313

Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.

Web Site	moneyfunds.deam-us.db.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1

To speak with a fund service representative.

Written Correspondence	Deutsche Asset Management

PO Box 219210 Kansas City, MO 64121-9210

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (type ‘proxy voting’ in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact:

DWS Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Cash Management Fund Investment	Treasury Money Fund Investment
Nasdaq Symbol	BCSXX	BTTXX
CUSIP Number	23336Y 722	23336Y 680
Fund Number	834	835

Portfolios     59

Notes

Notes

Notes

Notes

222 South Riverside Plaza

Chicago, IL 60606-5808

Cash Management Fund Investment

Treasury Money Fund Investment

Semiannual Report to Shareholders

June 30, 2006

Contents

Funds

3	Information About Each Fund’s Expenses

5	Portfolio Summary

7	Financial Statements

11	Financial Highlights

13	Notes to Financial Statements

18	Other Information

18	Shareholder Meeting Results

Portfolios

26	Investment Portfolios

32	Financial Statements

37	Financial Highlights

38	Notes to Financial Statements

42	Other Information

43	Shareholder Meeting Results

50	Account Management Resources

51	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each fund. Please read the prospectus carefully before you invest.

An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please read each Fund’s prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Each Fund’s Expenses

As an investor of each Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, each Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in each Fund using each Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using each Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Cash Management Fund Investment

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006

Actual Fund Return
Beginning Account Value 1/1/06	$1,000.00
Ending Account Value 6/30/06	$1,019.80
Expenses Paid per $1,000*	$3.76
Hypothetical 5% Fund Return
Beginning Account Value 1/1/06	$1,000.00
Ending Account Value 6/30/06	$1,021.08
Expenses Paid per $1,000*	$3.76

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Cash Management Fund Investment	.75%

For more information, please refer to the Fund’s prospectus.

3

Treasury Money Fund Investment

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006

Actual Fund Return
Beginning Account Value 1/1/06	$1,000.00
Ending Account Value 6/30/06	$1,019.30
Expenses Paid per $1,000*	$3.81
Hypothetical 5% Fund Return
Beginning Account Value 1/1/06	$1,000.00
Ending Account Value 6/30/06	$1,021.03
Expenses Paid per $1,000*	$3.81

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Treasury Money Fund Investment	.76%

For more information, please refer to the Fund’s prospectus.

4

Portfolio Summary

Cash Management Fund Investment

Asset Allocation	6/30/06	12/31/05
Commercial Paper	34%	32%
Short-Term Notes	28%	21%
Certificates of Deposit and Bank Notes	20%	27%
Time Deposits	5%	4%
Promissory Notes	4%	4%
Funding Agreements	3%	3%
US Government Sponsored Agencies	2%	1%
Asset Backed	2%	—
Master Notes	1%	1%
Repurchase Agreements	1%	7%

	100%	100%

Weighted Average Maturity
Cash Management Fund Investment	43 days	47 days
First Tier Retail Money Fund Average*	39 days	38 days

Asset allocation and weighted average maturity are subject to change.

*	The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

5

Treasury Money Fund Investment

Asset Allocation	6/30/06	12/31/05
Repurchase Agreements	85%	80%
US Government Backed	15%	20%

	100%	100%

Weighted Average Maturity
Treasury Money Fund Investment	12 days	34 days
Treasury and Repo Retail Money Fund Average**	15 days	24 days

**	The Fund is compared to its respective iMoneyNet Category: Treasury and Repo Retail Money Fund Average — Category includes only retail government funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset allocation and weighted average maturity are subject to change. For more complete details about the portfolio holdings of the Portfolios, see page 28 (for Cash Management Portfolio), and page 33 (for Treasury Money Portfolio). A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolios as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolios’ top ten holdings and other information about the Portfolios are posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

6

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)

	Cash Management Fund Investment	Treasury Money Fund Investment
Assets
Investments in Portfolio, at value*	$82,320,079	$111,609,525
Other assets	9,394	11,824
Total assets	82,329,473	111,621,349
Liabilities
Dividends payable	214,480	154,254
Accrued administrative service fee	25,093	22,589
Other accrued expenses and payables	9,033	42,729
Total liabilities	248,606	219,572

Net assets, at value	$82,080,867	$111,401,777

Net Assets
Net assets consist of:
Undistributed net investment income and distributions in excess of net investment income, respectively	16,126	(1,728)
Accumulated net realized gain (loss)	(3,120)	(24,598)
Paid-in capital	82,067,861	111,428,103

Net assets, at value	$82,080,867	$111,401,777

Net Assets Value
Net assets applicable to shares outstanding	$82,080,867	$111,401,777
Shares outstanding of beneficial interest ($.001 par value per share unlimited number of shares authorized)	82,107,678	111,428,103

Net Asset Value, offering and redemption price per share	$1.00	$1.00

*	Investment in Cash Management Portfolio and Treasury Money Portfolio, respectively.

The accompanying notes are an integral part of the financial statements.

7

Statement of Operations for the six months ended June 30, 2006 (Unaudited)

Investment Income	Cash Management Fund Investment	Treasury Money Fund Investment
Income:
Total investment income allocated from Cash Management Portfolio and Treasury Money Portfolio, respectively:
Interest	$1,986,952	$4,160,656
Expenses	(76,280)[a]	(178,533)[b]
Net investment income allocated from Cash Management Portfolio and Treasury Money Portfolio, respectively	1,910,672	3,982,123
Expenses: Administrative service fee	233,000	496,634
Audit fees	9,571	9,258
Legal fees	18,451	17,093
Trustees’ fees and expenses	2,534	2,605
Reports to shareholders	5,450	10,705
Registration fees	6,317	10,722
Other	5,229	24,360
Total expenses before expense reductions	280,552	571,377
Expense reductions	(37,315)	(50,839)
Total expenses after expense reductions	243,237	520,538

Net investment income	1,667,435	3,461,585

Net realized gain (loss) from investments	(3,120)	(5,593)

Net increase (decrease) in net assets resulting from operations	$1,664,315	$3,455,992

[a]	For the six months ended June 30, 2006, the Advisor to the Cash Management Portfolio waived fees, of which $11,706 was allocated to the Cash Management Fund Investment on a pro-rated basis.

[b]	For the six months ended June 30, 2006, the Advisor to the Treasury Money Portfolio waived fees, of which $23,585 was allocated to the Treasury Money Fund Investment on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

8

Statement of Changes in Net Assets — Cash Management Fund Investment

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations:
Net investment income	1,667,435	2,581,771
Net realized gain (loss) on investment transactions	(3,120)	1,260
Net increase (decrease) in net assets resulting from operations	1,664,315	2,583,031
Distributions to shareholders from:
Net investment income	(1,668,842)	(2,581,771)
Fund share transactions:
Proceeds from shares sold	226,889,425	922,341,455
Reinvestment of distributions	319,394	580,365
Cost of shares redeemed	(228,041,530)	(973,786,303)
Net increase (decrease) in net assets from Fund share transactions	(832,711)	(50,864,483)
Increase (decrease) in net assets	(837,238)	(50,863,223)
Net assets at beginning of period	82,918,105	133,781,328

Net assets at end of period (including undistributed net investment income of $16,126 and $17,533, respectively)	$82,080,867	$82,918,105

Other Information
Shares outstanding at beginning of period	82,940,389	133,804,872
Shares sold	226,889,425	922,341,455
Shares issued to shareholders in reinvestment of distributions	319,394	580,365
Shares redeemed	(228,041,530)	(973,786,303)
Net increase (decrease) in Fund shares	(832,711)	(50,864,483)
Shares outstanding at end of period	82,107,678	82,940,389

The accompanying notes are an integral part of the financial statements.

9

Statement of Changes in Net Assets — Treasury Money Fund Investment

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations:
Net investment income	3,461,585	3,558,878
Net realized gain (loss) on investment transactions	(5,593)	(8,752)
Net increase (decrease) in net assets resulting from operations	3,455,992	3,550,126
Distributions to shareholders from:
Net investment income	(3,476,752)	(3,558,873)
Fund share transactions:
Proceeds from shares sold	469,765,559	982,276,073
Reinvestment of distributions	2,448,642	2,254,295
Cost of shares redeemed	(513,813,397)	(1,023,737,067)
Net increase (decrease) in net assets from Fund share transactions	(41,599,196)	(39,206,699)
Increase (decrease) in net assets	(41,619,956)	(39,215,446)
Net assets at beginning of period	153,021,733	192,237,179

Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $1,728 and $13,439, respectively)	$111,401,777	$153,021,733

Other Information
Shares outstanding at beginning of period	153,027,299	192,233,998
Shares sold	469,765,559	982,276,073
Shares issued to shareholders in reinvestment of distributions	2,448,642	2,254,295
Shares redeemed	(513,813,397)	(1,023,737,067)
Net increase (decrease) in Fund shares	(41,599,196)	(39,206,699)
Shares outstanding at end of period	111,428,103	153,027,299

The accompanying notes are an integral part of the financial statements.

10

Financial Highlights

Cash Management Fund Investment

Years Ended December 31,	2006[a]		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.020		.025	.007	.005	.011	.04
Net realized and unrealized gain (loss) on investment transactions[b]	—		—	—	—	—	—
Total from investment operations	.020		.025	.007	.005	.011	.04
Less distributions from:
Net investment income	(.020)		(.025)	(.007)	(.005)	(.011)	(.04)

Net asset value, end of period	$1.00		$12.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[c]	1.98	**	2.56	.68	.51	1.14	3.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82		83	134	136	158	189
Ratio of expenses before expense reductions, including expenses allocated from Cash Management Portfolio (%)	.87	*	.86	.85	.79	.78	.78
Ratio of expenses after expense reductions, including expenses allocated from Cash Management Portfolio (%)	.75	*	.75	.75	.75	.75	.75
Ratio of net investment income (loss) (%)	3.94	*	2.47[d]	.67	.49	1.10	3.60

[a]	For the six months ended June 30, 2006 (Unaudited).

[b]	Amount is less than $.0005.

[c]	Total returns would have been lower had certain expenses not been reduced.

[d]	Due to the timing of subscriptions and redemptions in relation to the operating results of the Fund, the amount shown does not correspond to the total return during the year.

*	Annualized

**	Not annualized

11

Treasury Money Fund Investment

Years Ended December 31,	2006[a]		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.019		.024	.006	.004	.010	.03
Net realized and unrealized gain (loss) on investment transactions[b]	—		—	—	—	—	—
Total from investment operations	.019		.024	.006	.004	.010	.03
Less distributions from:
Net investment income	(.019)		(.024)	(.006)	(.004)	(.010)	(.03)
Net realized gain on investment transactions	—		—	—	—[b]	—[b]	—
Total distributions	(.019)		(.024)	(.006)	(.004)	(.010)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[c]	1.93	**	2.44	.60	.41	1.04	3.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111		153	192	215	214	285
Ratio of expenses before expense reductions, including expenses allocated from Treasury Money Portfolio (%)	.84	*	.84	.82	.81	.78	.79
Ratio of expenses after expense reductions, including expenses allocated from Treasury Money Portfolio (%)	.76	*	.75	.75	.75	.75	.75
Ratio of net investment income (%)	3.84	*	2.44	.54	.40	1.03	3.25

[a]	For the six months ended June 30, 2006 (Unaudited).

[b]	Amount is less than $.0005.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

12

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Cash Management Fund Investment and Treasury Money Fund Investment (each a “Fund” and collectively, the “Funds”) are each a diversified series of DWS Advisor Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, investment management company organized as a Massachusetts business trust. The Funds are two of several funds the Trust offers to investors.

The Funds seek to achieve their investment objectives by investing all of their investable assets in the Cash Management Portfolio and the Treasury Money Portfolio, respectively (each a “Portfolio” and collectively, the “Portfolios”), each an open-end investment management company registered under the 1940 Act and advised by Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”). Details concerning each Portfolio’s investment objectives and policies and the risk factors associated with each Portfolio’s investments are described in their respective Prospectuses and Statements of Additional Information.

At June 30, 2006, the Cash Management Fund Investment owned approximately 1% of the Cash Management Portfolio and the Treasury Money Fund Investment owned approximately 20% of the Treasury Money Portfolio. The financial statements of the Portfolios, including the Investment Portfolios, are contained elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Each Fund determines the valuation of its investment in its respective Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio’s net assets.

Each Portfolio’s policies for determining the value of its net assets are discussed in each Portfolio’s Financial Statements, which accompany this report.

Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

13

At December 31, 2005, Treasury Money Fund Investment had a net tax basis capital loss carryforward of approximately $19,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or December 31, 2012 ($10,000) and December 31, 2013 ($9,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through December 31, 2005, Treasury Money Fund Investment incurred approximately $50 of net realized capital losses. As permitted by tax regulators, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income. The net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Funds.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Each Fund receives a daily allocation of the respective Portfolio’s net investment income and net realized gains and losses in proportion to its investment in the respective Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses that are attributed to the Trust are allocated among the Funds in the Trust based on their respective net assets.

B. Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each of the Portfolios.

For the six months ended June 30, 2006, Investment Company Capital Corp. (“ICCC” or the “Administrator”), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Administrator for each Fund. Each Fund paid the Administrator an annual fee (“Administrative service fee”) based on its average daily net assets, which was calculated daily and payable monthly at the annual rate of 0.55%.

14

For the period January 1, 2006 through April 30, 2007, the Advisor and Administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses of each Fund to the extent necessary to maintain total operating expenses of the Cash Management Fund Investment and Treasury Money Fund Investment each at 0.75% of their average daily net assets, including expenses allocated from the Cash Management Portfolio and the Treasury Money Portfolio, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Accordingly, for the six months ended June 30, 2006, the Administrator waived a portion of its Administrative service fee as follows:

	Total Aggregated	Waived	Annualized Effective Rate
Cash Management Fund Investment	$233,000		$37,315.46%
Treasury Money Fund Investment	$496,634		$68,039.47%

Effective July 1, 2006 and August 1, 2006, for the Treasury Money Fund Investment and Cash Management Fund Investment, respectively, the Administrator agreement with ICCC was terminated and the Funds entered into an Administrative Services Agreement with Deutsche Investment Management Americas, Inc. (“DeIM”), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to the Funds. For all services provided under the Administrative Services Agreement, the Funds pay DeIM an annual fee (“Administration fee”) of 0.10% of the Funds’ average daily net assets, computed and accrued daily and payable monthly.

Typesetting and Filing Service Fees. Under an agreement with DeIM,, DeIM is compensated for providing typesetting and certain regulatory filing services to the Funds. For the six months ended June 30, 2006, the amounts charged to the Funds by DeIM included in reports to shareholders at June 30, 2006 are as follows:

	Total Aggregated	Unpaid at June 30, 2006
Cash Management Fund Investment	$5,880	$3,600
Treasury Money Fund Investment	$5,880	$3,600

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

15

C. Concentration of Ownership

From time to time each Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on each Fund.

At June 30, 2006, there was one shareholder who held approximately 20% of the outstanding shares of Treasury Money Fund Investment.

D. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney

16

General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to

17

associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

E. Fund Merger

On June 26, 2006, the Board of Treasury Money Fund Investment approved, in principle, the merger of Treasury Money Fund Investment (the “Acquired Fund”) into Investors Cash Trust: Treasury Portfolio.

Completion of the merger is subject to a number of conditions, including final approval by each fund’s Board and approval by shareholders of the Acquired Fund at the shareholder meeting expected to be held during the fourth quarter of 2006.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of Cash Management Fund Investment and Treasury Money Fund Investment (the “Funds”) both a series of DWS Advisor Funds (the “Trust”) was held on June 1, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. (“Number of Votes” represents all funds that are series of DWS Advisor Funds.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	439,214,704.469	3,753,093.585
Dawn-Marie Driscoll	439,224,192.946	3,743,605.108
Keith R. Fox	439,230,602.032	3,737,196.022
Kenneth C. Froewiss	439,255,986.088	3,711,811.966
Martin J. Gruber	439,184,395.908	3,783,402.146
Richard J. Herring	439,254,370.904	3,713,427.150
Graham E. Jones	439,202,833.057	3,764,964.997
Rebecca W. Rimel	439,229,633.088	3,738,164.966
Philip Saunders, Jr.	439,157,742.341	3,810,055.713
William N. Searcy, Jr.	439,269,874.890	3,697,923.164
Jean Gleason Stromberg	439,256,234.415	3,711,563.639
Carl W. Vogt	439,195,306.566	3,772,491.488
Axel Schwarzer	439,210,622.946	3,757,175.108

18

V. Approval of an Amended and Restated Declaration of Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
417,769,769.140	2,715,885.592	3,342,376.322	19,139,767.000

A Special Meeting of Shareholders (the “Meeting”) of Cash Management Fund Investment (the “Fund”) was held on June 27, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Advisor.

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
43,177,116.560	712,716.720	13,137.970

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

19

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

III-C. Senior Securities

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

III-D. Concentration for Funds That Will Concentrate in Bank Obligations

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

III-F. Underwriting of Securities

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

III-G. Real Estate Investments

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

III-H. Commodities

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

20

III-I. Lending

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

III-J. Portfolio Diversification

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

III-K. Investing for Control

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

III-L. Acquiring More than 10% of the Voting Securities of Any One Issuer

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

III-M. Restricted and Illiquid Securities

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

III-N. Securities Issued by Other Investment Companies

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

III-O. Short Sales

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

21

III-P. Warrants

Number of Votes:
For	Against	Abstain
43,546,965.920	342,867.360	13,137.970

III-Q. Investments in Issuers Whose Securities Are Owned by Officers and Trustees of the Fund or its Investment Advisor

Number of Votes:
For	Against	Abstain
43,546,965.920	342,867.360	13,137.970

III-R. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain
43,599,393.700	290,439.580	13,137.970

A Special Meeting of Shareholders (the “Meeting”) of Treasury Money Fund Investment (the “Fund”) was held on June 1, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Advisor.

Number of Votes:
For	Against	Abstain
130,652,383.210	.000	178,204.150

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain
130,652,383.210	.000	178,204.150

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
130,652,383.210	.000	178,204.150

22

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain
130,621,587.150	117,341.060	91,659.150

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain
130,621,587.150	117,341.060	91,659.150

III-C. Senior Securities

Number of Votes:
For	Against	Abstain
130,621,587.150	117,341.060	91,659.150

III-E. Concentration for Funds That Will Not Concentrate in Bank Obligations

Number of Votes:
For	Against	Abstain
130,738,928.210	.000	91,659.150

III-F. Underwriting of Securities

Number of Votes:
For	Against	Abstain
130,738,928.210	.000	91,659.150

III-G. Real Estate Investments

Number of Votes:
For	Against	Abstain
130,738,928.210	.000	91,659.150

III-H. Commodities

Number of Votes:
For	Against	Abstain
130,621,587.150	117,341.060	91,659.150

23

III-I. Lending

Number of Votes:
For	Against	Abstain
130,738,928.210	.000	91,659.150

III-J. Portfolio Diversification

Number of Votes:
For	Against	Abstain
130,738,928.210	.000	91,659.150

III-K. Investing for Control

Number of Votes:
For	Against	Abstain
130,621,587.150	117,341.060	91,659.150

III-L. Acquiring More than 10% of the Voting Securities of Any One Issuer

Number of Votes:
For	Against	Abstain
130,738,928.210	.000	91,659.150

III-M. Restricted and Illiquid Securities

Number of Votes:
For	Against	Abstain
130,621,587.150	117,341.060	91,659.150

III-N. Securities Issued by Other Investment Companies

Number of Votes:
For	Against	Abstain
130,738,928.210	.000	91,659.150

III-O. Short Sales

Number of Votes:
For	Against	Abstain
130,621,587.150	117,341.060	91,659.150

24

III-P. Warrants

Number of Votes:
For	Against	Abstain
130,738,928.210	.000	91,659.150

III-Q. Investments in Issuers Whose Securities Are Owned by Officers and Trustees of the Fund or its Investment Advisor

Number of Votes:
For	Against	Abstain
130,621,587.150	117,341.060	91,659.150

III-R. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
130,738,928.210	.000	91,659.150

(The following financial statements of the Cash Management Portfolio and the Treasury Money Portfolio should be read in conjunction with the Fund’s financial statements.)

25

Investment Portfolio as of June 30, 2006 (Unaudited)

Cash Management Portfolio

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 20.2%
Alliance & Leicester PLC, 4.02%, 9/6/2006	35,000,000	34,953,934
Bank of Nova Scotia, 5.31%, 8/8/2006	50,000,000	50,000,000
Calyon:
4.75%, 10/25/2006	76,000,000	76,000,000
4.75%, 11/14/2006	25,000,000	25,000,000
5.32%, 4/27/2007	45,000,000	45,000,000
Calyon North America, Inc., 4.16%, 8/8/2006	50,000,000	50,003,212
Canadian Imperial Bank of Commerce:
4.75%, 11/14/2006	25,000,000	25,000,000
4.75%, 12/15/2006	40,000,000	40,000,000
Citibank, NA, 5.085%, 7/28/2006	45,000,000	45,000,000
Credit Agricole SA:
4.7%, 9/19/2006	40,000,000	40,000,000
4.74%, 9/28/2006	50,000,000	50,000,000
HBOS Treasury Services PLC, 5.305%, 4/19/2007	50,000,000	50,000,000
HSBC Bank PLC, 5.1%, 7/31/2006	35,000,000	35,000,493
Natexis Banque Populaires:
5.0%, 2/8/2007	10,000,000	10,000,000
5.0%, 2/9/2007	25,000,000	25,000,000
5.07%, 7/3/2006	37,000,000	37,000,000
Nordea Bank Finland PLC, 4.75%, 12/4/2006	40,000,000	40,000,000
Norinchukin Bank, 5.35%, 8/7/2006	15,000,000	15,000,000
Rabobank Nederland NV, 5.045%, 9/29/2006	43,000,000	43,000,000
Royal Bank of Canada, 4.05%, 7/24/2006	35,000,000	35,000,000
Royal Bank of Scotland PLC:
4.4%, 10/4/2006	55,000,000	55,000,000
4.75%, 11/14/2006	25,000,000	25,000,000
Societe Generale:
4.7%, 7/27/2006	50,000,000	49,984,195
4.705%, 9/19/2006	35,000,000	35,000,375
4.79%, 11/17/2006	50,000,000	50,009,023
5.32%, 2/20/2007	20,000,000	20,000,000
Tango Finance Corp., 4.045%, 7/25/2006	30,000,000	29,999,901
Toronto Dominion Bank, 3.95%, 7/31/2006	40,000,000	40,000,000
Washington Mutual Bank, 5.07%, 7/11/2006	150,000,000	150,000,000
Wells Fargo Bank, NA:
4.79%, 1/17/2007	50,000,000	50,010,268
5.2%, 7/7/2006	150,000,000	150,000,000

Total Certificates of Deposit and Bank Notes (Cost $1,425,961,401)		1,425,961,401

Commercial Paper** 33.7%
Atlantis One Funding Corp.:
4.9%, 9/22/2006	28,663,000	28,339,188
5.2%, 8/7/2006	150,000,000	149,198,333
Bank of America Corp., 5.04%, 7/5/2006	50,000,000	49,972,000
Cancara Asset Securitization LLC:
5.06%, 8/4/2006	15,867,000	15,791,173
5.07%, 8/11/2006	113,297,000	112,642,804
CC (USA), Inc., 5.08%, 8/15/2006	52,000,000	51,669,800

26

Charta, LLC:
5.06%, 8/3/2006	49,000,000	48,772,722
5.06%, 8/4/2006	37,200,000	37,022,225
CRC Funding LLC:
5.19%, 8/9/2006	95,000,000	94,465,862
5.25%, 8/14/2006	75,000,000	74,518,750
Davis Square Funding VI Corp., 5.12%, 7/10/2006	25,000,000	24,968,000
DNB NOR Bank ASA, 4.64%, 8/1/2006	35,000,000	34,860,156
Florida Power and Light Co., 5.31%, 7/21/2006	29,000,000	28,914,450
Fox Trot CDO, Inc., 5.3%, 7/26/2006	50,000,000	49,815,972
Genworth Financial, Inc., 5.25%, 8/17/2006	22,795,000	22,638,759
Grampian Funding Ltd., 4.66%, 7/31/2006	25,000,000	24,902,917
Greyhawk Funding LLC, 5.24%, 7/11/2006	75,000,000	74,890,833
K2 (USA) LLC:
4.64%, 7/31/2006	16,200,000	16,137,360
4.96%, 9/28/2006	34,500,000	34,076,953
5.065%, 8/14/2006	30,200,000	30,013,045
5.08%, 8/15/2006	50,800,000	50,477,420
Lake Constance Funding LLC, 5.16%, 7/12/2006	42,500,000	42,432,992
Liberty Street Funding:
5.23%, 8/7/2006	61,307,000	60,977,458
5.3%, 7/31/2006	25,462,000	25,349,543
Mane Funding Corp., 5.08%, 7/6/2006	55,740,000	55,700,672
Natexis US Finance Company LLC, 4.588%, 10/20/2006	100,000,000	98,585,367
Nieuw Amsterdam Receivables Corp., 4.93%, 9/29/2006	50,000,000	49,383,750
Old Line Funding LLC, 5.2%, 8/3/2006	83,908,000	83,508,039
Perry Global Funding LLC, Series A, 5.01%, 7/5/2006	100,000,000	99,944,333
Ranger Funding Co. LLC, 5.1%, 7/18/2006	100,000,000	99,759,167
RWE AG, 4.95%, 7/5/2006	35,000,000	34,980,750
Scaldis Capital LLC, 5.03%, 7/31/2006	30,000,000	29,874,250
Sheffield Receivables Corp.:
5.22%, 8/4/2006	43,425,000	43,210,915
5.23%, 8/8/2006	65,510,000	65,148,348
Tango Finance Corp., 5.01%, 7/5/2006	47,200,000	47,173,725
Toyota Motor Credit Corp.:
5.21%, 8/7/2006	75,000,000	74,598,396
5.21%, 8/9/2006	150,000,000	149,153,375
Tulip Funding Corp.:
5.33%, 7/31/2006	125,000,000	124,444,792
5.34%, 7/28/2006	30,000,000	29,879,850
UniCredito Italiano (DE), Inc., 4.95%, 7/6/2006	24,382,000	24,365,237

27

Windmill Funding Corp.:
5.05%, 7/6/2006	60,000,000	59,957,917
5.2%, 8/9/2006	25,000,000	24,859,167

Total Commercial Paper (Cost $2,377,376,765)		2,377,376,765

Master Notes 1.2%
The Bear Stearns Companies, Inc., 5.432%*, 7/3/2006 (a) (Cost $85,000,000)	85,000,000	85,000,000

US Government Sponsored Agencies 2.4%
Federal Home Loan Mortgage Corp.:
5.35%, 5/25/2007	5,000,000	5,000,000
5.4%, 6/18/2007	29,000,000	29,000,000
5.5%, 7/3/2007	27,000,000	27,000,000
Federal National Mortgage Association:
Zero Coupon, 7/12/2006	9,040,000	9,026,410
4.0%, 8/8/2006	50,000,000	50,000,000
4.07%, 8/18/2006	40,000,000	40,000,000
5.307%*, 12/22/2006	10,000,000	9,997,182

Total US Government Sponsored Agencies (Cost $170,023,592)		170,023,592

Funding Agreements* 3.5%
Genworth Life Insurance Co.:
3.925%, 9/1/2006	60,000,000	60,000,000
4.61%, 1/25/2007	75,000,000	75,000,000
New York Life Insurance Co., 5.506%, 9/19/2006	80,000,000	80,000,000
Travelers Insurance Co., 5.07%, 3/30/2007	30,000,000	30,000,000

Total Funding Agreements (Cost $245,000,000)		245,000,000

Asset Backed 1.6%
Interstar Millennium Trust, “A1”, Series 2006-G, 5.33%*, 5/25/2011	55,000,000	55,000,000
Mound Financing No.5 PLC, Series 1A, 5.1%*, 5/8/2007	35,000,000	35,000,000
Steers Mercury III Trust, 5.355%*, 5/25/2046	25,000,000	25,000,000

Total Asset Backed (Cost $115,000,000)		115,000,000

Promissory Notes* 3.5%
The Goldman Sachs Group, Inc.:
5.17%, 11/13/2006	25,000,000	25,000,000
5.22%, 11/10/2006	150,000,000	150,000,000
5.432%, 1/16/2007	75,000,000	75,000,000

Total Promissory Notes (Cost $250,000,000)		250,000,000

28

Short-Term Notes* 28.0%
American Express Centurion Bank:
5.105%, 8/8/2006	30,000,000	30,000,000
5.14%, 4/10/2007	175,000,000	175,000,000
5.283%, 1/26/2007	85,000,000	85,000,000
Australia & New Zealand Banking Group Ltd., 5.302%, 6/23/2010	30,000,000	30,000,000
Cancara Asset Securitization LLC, 144A, 5.148%, 8/15/2006	50,000,000	49,998,750
CIT Group, Inc., 5.37%, 2/15/2007	37,000,000	37,040,815
Commonwealth Bank of Australia, 5.293%, 8/24/2006	40,000,000	40,000,000
Credit Agricole SA, 5.42%, 6/28/2007	50,000,000	49,977,005
Credit Suisse:
5.292%, 9/26/2006	93,000,000	93,000,000
5.43%, 9/26/2006	90,000,000	90,000,000
5.468%, 9/28/2006	150,000,000	150,000,000
DNB NOR Bank ASA, 5.313%, 7/25/2007	50,000,000	50,000,000
HSBC Finance Corp.:
5.128%, 2/6/2007	75,000,000	75,000,000
5.353%, 4/24/2007	25,000,000	25,000,000
International Business Machine Corp., 5.135%, 12/8/2010	66,000,000	66,000,000
Intesa Bank Ireland PLC, 5.34%, 7/25/2007	40,000,000	40,000,000
Marshall & Ilsley Bank, 5.179%, 12/15/2006	56,000,000	56,000,000
Merrill Lynch & Co., Inc.:
5.149%, 5/14/2007	25,000,000	25,000,000
5.179%, 9/15/2006	35,000,000	35,000,000
5.189%, 2/2/2007	35,000,000	35,000,000
5.363%, 5/29/2007	25,000,000	25,000,000
Morgan Stanley, 5.18%, 7/10/2006	225,000,000	225,000,000
Nordea Bank AB, 5.13%, 4/8/2011	40,000,000	40,000,000
Northern Rock PLC, 5.129%, 2/5/2007	30,000,000	30,000,000
Skandinaviska Enskilda Banken, 5.242%, 7/18/2006	50,000,000	50,000,000
The Bear Stearns Companies, Inc., 5.382%, 10/18/2006	94,000,000	94,000,000
Toyota Motor Credit Corp., 5.12%, 5/14/2007	100,000,000	100,000,000
UniCredito Italiano Bank (Ireland) PLC, 5.209%, 6/15/2007	75,000,000	75,000,000
UniCredito Italiano SpA, 4.945%, 10/4/2006	100,000,000	99,987,317

Total Short-Term Notes (Cost $1,976,003,887)		1,976,003,887

Time Deposits 4.9%
ING Bank NV, 5.375%, 7/3/2006	250,000,000	250,000,000
KBC Bank NV, 5.281%, 7/3/2006	94,353,222	94,353,222

Total Time Deposits (Cost $344,353,222)		344,353,222

29

Repurchase Agreements 1.1%
Credit Suisse First Boston LLC, 4.58%, dated 6/30/2006, to be repurchased at $17,250,033 on 7/3/2006 (b)	17,243,452	17,243,452
State Street Bank and Trust Co., 4.2%, dated 6/30/2006, to be repurchased at $2,250,788 on 7/3/2006 (c)	2,250,000	2,250,000
The Goldman Sachs Co., Inc., 4.35%, dated 6/30/2006, to be repurchased at $25,009,063 on 7/3/2006 (d)	25,000,000	25,000,000
UBS Securities LLC, 4.5%, dated 6/30/2006, to be repurchased at $30,011,250 on 7/3/2006 (e)	30,000,000	30,000,000

Total Repurchase Agreements (Cost $74,493,452)		74,493,452

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $7,063,212,319)+	100.1	7,063,212,319
Other Assets and Liabilities, Net	(0.1)	(4,760,052)

Net Assets	100.0	7,058,452,267

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2006.

**	Annualized yield at time of purchase; not a coupon rate.

+	The cost for federal income tax purposes was $7,063,212,319.

(a)	Reset date; not a maturity date

(b)	Collaterized by $17,915,000 US Treasury STRIPS, maturing on 11/15/2006 with a value of $17,589,126.

(c)	Collaterized by $2,310,000 US Treasury Note, 4.125%, maturing on 8/15/2008 with a value of $2,298,450.

(d)	Collaterized by $27,082,000 US Treasury Note, 3.875%, maturing on 2/15/2013 with a value of $25,500,437.

(e)	Collaterized by $29,400,000 US Treasury Index Note, 2.375%, maturing on 1/15/2025 with a value of $30,602,418.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

30

Investment Portfolio as of June 30, 2006 (Unaudited)

Treasury Money Portfolio

	Principal Amount ($)	Value ($)
US Treasury Obligations 14.5%
US Treasury Bills:
4.38%*, 8/3/2006	20,000,000	19,919,700
4.385%*, 8/3/2006	28,000,000	27,887,452
US Treasury Notes:
2.375%, 8/15/2006	15,500,000	15,473,591
2.875%, 11/30/2006	17,000,000	16,838,017

Total US Treasury Obligations (Cost $80,118,760)		80,118,760

Repurchase Agreements 85.4%
Banc of America Securities LLC, 5.04%, dated 6/16/2006, to be repurchased at $32,138,880 on 7/17/2006 (a)	32,000,000	32,000,000
BNP Paribas, 4.55%, dated 6/30/2006, to be repurchased at $100,037,917 on 7/3/2006 (b)	100,000,000	100,000,000
Countrywide Securities Corp., 5.0%, dated 6/30/2006, to be repurchased at $115,047,917 on 7/3/2006 (c)	115,000,000	115,000,000
Credit Suisse First Boston LLC, 4.58%, dated 6/30/2006, to be repurchased at $82,788,133 on 7/3/2006 (d)	82,756,548	82,756,548
JPMorgan Securities, Inc., 4.58%, dated 6/30/2006, to be repurchased at $70,026,717 on 7/3/2006 (e)	70,000,000	70,000,000
UBS Securities LLC, 4.5%, dated 6/30/2006, to be repurchased at $70,026,250 on 7/3/2006 (f)	70,000,000	70,000,000

Total Repurchase Agreements (Cost $469,756,548)		469,756,548

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $549,875,308)+	99.9	549,875,308
Other Assets and Liabilities, Net	0.1	329,544

Net Assets	100.0	550,204,852

*	Annualized yield at time of purchase; not a coupon rate.

+	The cost for federal income tax purposes was $549,875,308.

(a)	Collateralized by $33,534,000 US Treasury Note, 3.625%, maturing on 7/15/2009 with a value of $32,640,082.

(b)	Collateralized by $100,438,000 US Treasury Notes, with various coupon rates of 3.87-6.755%, with various maturities of 5/15/2009-8/15/2026 with a value of $102,000,767.

(c)	Collateralized by $117,705,373 Government National Mortgage Association, with various coupon rates of 5.0-6.5%, with various maturities of 2/15/2021-6/15/2036 with a value of $117,300,001.

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
8,730,000	US Treasury Inflation Index Bond	—	10/15/2018	3,288,416
141,124,687	US Treasury STRIPS	—	8/15/2006-2/15/2031	81,123,914

Total Collateral Value				84,412,330

(e)	Collateralized by $80,080,000 US Treasury STRIPS, with various maturities of 5/15/2008-11/15/2008 with a value of $71,403,189.

(f)	Collateralized by $67,505,000 US Treasury Inflation Index Bond, 2.0%, maturing on 1/15/2014 with a value of $71,400,677.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

The accompanying notes are an integral part of the financial statements.

31

Financial Statements

Cash Management Portfolio

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)

Assets
Investments:
Investments in securities, valued at amortized cost	$6,988,718,867
Repurchase agreements, valued at amortized cost	74,493,452
Total investments in securities, valued at amortized cost	7,063,212,319
Cash	191
Interest receivable	35,930,499
Other assets	503,775

Total assets	7,099,646,784

Liabilities
Payable for investments purchased	40,000,000
Accrued advisory fee	886,136
Accrued administration fee	218,427
Other accrued expenses and payables	89,954

Total liabilities	41,194,517

Net assets, at value	$7,058,452,267

Treasury Money Portfolio

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)

Assets
Investments:
Investments in securities, valued at amortized cost	$80,118,760
Repurchase agreements, valued at amortized cost	469,756,548
Total investments in securities, valued at amortized cost	549,875,308
Cash	86,252
Interest receivable	299,956
Other assets	30,509

Total assets	550,292,025

Liabilities
Accrued advisory fee	46,538
Accrued administrative service fee	1,869
Accrued administration fee	13,654
Other accrued expenses and payables	25,112

Total liabilities	87,173

Net assets, at value	$550,204,852

The accompanying notes are an integral part of the financial statements.

32

Cash Management Portfolio

Statement of Operations for the six months ended June 30, 2006 (Unaudited)

Investment Income
Income:
Interest	$204,511,447
Expenses:
Advisory fee	6,532,390
Administrative service fee	1,813,410
Administration fee	218,427
Custodian fee	30,508
Auditing	22,390
Legal	25,780
Trustees’ fees and expenses	202,990
Other	183,475
Total expenses before expense reductions	9,029,370
Expense reductions	(1,201,612)
Total expenses after expense reductions	7,827,758

Net investment income	196,683,689

Net realized gain (loss) from investments	(295,215)

Net increase (decrease) in net assets resulting from operations	$196,388,474

The accompanying notes are an integral part of the financial statements.

33

Treasury Money Portfolio

Statement of Operations for the six months ended June 30, 2006 (Unaudited)

Investment Income
Income:
Interest	$12,763,487
Expenses:
Advisory fee	415,909
Administrative service fee	115,879
Administration fee	13,654
Auditing	21,145
Legal	17,389
Trustees’ fees and expenses	16,875
Custodian fees	2,796
Other	15,256
Total expenses before expense reductions	618,903
Expense reductions	(72,235)
Total expenses after expense reductions	546,668

Net investment income	12,216,819

Net realized gain (loss) from investments	(16,975)

Net increase (decrease) in net assets resulting from operations	$12,199,844

The accompanying notes are an integral part of the financial statements.

34

Cash Management Portfolio

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations:
Net investment income	$196,683,689	$307,655,907
Net realized gain (loss) on investment transactions	(295,215)	117,517
Net increase (decrease) in net assets resulting from operations	196,388,474	307,773,424
Capital transaction in shares of beneficial interest:
Proceeds from capital invested	53,542,738,611	112,816,875,647
Value of capital withdrawn	(56,612,040,536)	(113,004,956,853)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(3,069,301,925)	(188,081,206)
Increase (decrease) in net assets	(2,872,913,451)	119,692,218
Net assets at beginning of period	9,931,365,718	9,811,673,500

Net assets at end of period	$7,058,452,267	$9,931,365,718

The accompanying notes are an integral part of the financial statements.

35

Treasury Money Portfolio

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations:
Net investment income	$12,216,819	$17,877,232
Net realized gain (loss) on investment transactions	(16,975)	(31,631)
Net increase (decrease) in net assets resulting from operations	12,199,844	17,845,601
Capital transaction in shares of beneficial interest:
Proceeds from capital invested	1,717,868,913	5,132,247,419
Value of capital withdrawn	(1,728,366,415)	(5,159,742,942)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(10,497,502)	(27,495,523)
Increase (decrease) in net assets	1,702,342	(9,649,922)
Net assets at beginning of period	548,502,510	558,152,432

Net assets at end of period	$550,204,852	$548,502,510

The accompanying notes are an integral part of the financial statements.

36

Financial Highlights

Cash Management Portfolio

Years Ended December 31,	2006[a]		2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7,058		9,931	9,812	12,550	11,237	10,864
Ratio of expenses before expense reductions (%)	.21	*	.21	.21	.21	.20	.20
Ratio of expenses after expense reductions (%)	.18	*	.18	.18	.18	.18	.18
Ratio of net investment income (%)	4.51	*	3.08	1.22	1.04	1.71	4.04
Total Return (%)[b,c]	2.27	**	3.15	1.26	1.06	1.72	—

[a]	For the six months ended June 30, 2006 (Unaudited).

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.

*	Annualized

**	Not annualized

Treasury Money Portfolio

Years Ended December 31,	2006[a]		2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	550		549	558	836	795	811
Ratio of expenses before expense reductions (%)	.22	*	.22	.22	.21	.21	.21
Ratio of expenses after expense reductions (%)	.20	*	.20	.20	.20	.20	.20
Ratio of net investment income (%)	4.40	*	2.97	1.12	.95	1.56	3.94
Total Return (%)[b,c]	2.21	**	3.01	1.17	.96	1.60	—

[a]	For the six months ended June 30, 2006 (Unaudited).

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return for the Portfolio was derived from the performance of Treasury Money Fund — Institutional Class.

*	Annualized

**	Not annualized

37

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Cash Management Portfolio and Treasury Money Portfolio (each a “Portfolio,” and collectively, the “Portfolios”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end, investment management companies organized as New York business trusts.

Each Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolios in the preparation of their financial statements.

Security Valuation. Each Portfolio’s securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investments in open-end investment companies are valued at their net asset value each business day.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provisions are necessary.

Contingencies. In the normal course of business, the Portfolios may enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet been made. However, based on experience, the Portfolios expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

Each Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

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B. Fees and Transactions with Affiliates

Deutsche Asset Management, Inc., (”DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each of the Portfolios. Under the Advisory Agreement, each Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and payable monthly at the annual rate of 0.15%.

For the period from January 1, 2006 through May 31, 2006, the Advisor contractually agreed to waive a portion of its fees and/or reimburse expenses of Cash Management Portfolio, to the extent necessary, to maintain total operating expenses at 0.18% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses). The amount of the waiver and whether the Advisor and Administrator waive a portion of their fees may vary at any time without notice to shareholders.

In addition, for the period June 1, 2006 through June 30, 2006, the Advisor and Administrator contractually agreed to waive a portion of their fees and/or reimburse expenses of the Cash Management Portfolio to the extent necessary to maintain total operating expenses of the Cash Management Portfolio at 0.179% of the average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

For the period January 1, 2006 through June 30, 2006, the Advisor and Administrator contractually agreed to waive all or a portion of their fees and/or reimburse expenses of the Treasury Money Portfolio to the extent necessary to maintain total operating expenses of the Treasury Money Portfolio at 0.20% of the average daily net assets (excluding certain expenses such as extraordinary expenses).

Accordingly, for the six months ended June 30, 2006, each Portfolio waived a portion of its Advisory fee as follows:

	Total Aggregated	Waived	Annualized Effective Rate
Cash Management Portfolio	$6,532,390		$1,196,919.12%
Treasury Money Portfolio	$415,909		$64,050.13%

Prior to June 1, 2006, Investment Company Capital Corp. (“ICCC” or the “Administrator”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, was each Portfolio’s Administrator. Each Portfolio paid the Administrator an annual fee (“Administrative service fee”) based on its average daily net assets, computed and accrued daily and payable monthly at the annual rate of 0.05%. For the period January 1, 2006 through May 31, 2006, ICCC received an Administrative service fee of $1,813,410 and $115,879 for Cash Management Portfolio and Treasury Money Portfolio, respectively, of which $0 and $1,869 is unpaid, respectively.

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Effective June 1, 2006, the Administrator agreement with ICCC was terminated and the Portfolios entered into an Administrative Services Agreement with Deutsche Investment Management Americas, Inc. (“DeIM”), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to each Portfolio. For all services provided under the Administrative Services Agreement, each Portfolio pays DeIM an annual fee (“Administration fee”) of 0.03% of each Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the period June 1, 2006 through June 30, 2006, DeIM received an Administration fee of $218,427 and $13,654 for Cash management Portfolio and Treasury money portfolio, respectively, all of which is unpaid, respectively.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Expense Reductions

For the six months ended June 30, 2006, the Advisor had agreed to reimburse Cash Management Portfolio and Treasury Money Portfolio $3,819 and $7,877, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Cash Management Portfolio and Treasury Money Portfolio have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Portfolio’s custodian expenses. During the six months ended June 30, 2006, each Portfolio’s custodian fees were reduced by $874 and $308, respectively, for custody credits earned.

D. Line of Credit

Each Portfolio and several other affiliated funds (the “Participants”) share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 5 percent of its net assets under this agreement.

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E. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of

41

market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

42

Shareholder Meeting Results

Cash Management Portfolio

A Special Meeting of Shareholders (the “Meeting”) of Cash Management Portfolio (the “Portfolio”) was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	8,561,529,586.933	11,164,451.671
Dawn-Marie Driscoll	8,561,577,825.276	11,116,213.328
Keith R. Fox	8,561,577,825.276	11,116,213.328
Kenneth C. Froewiss	8,561,577,825.276	11,116,213.328
Martin J. Gruber	8,561,577,825.276	11,116,213.328
Richard J. Herring	8,561,577,825.276	11,116,213.328
Graham E. Jones	8,561,577,825.276	11,116,213.328
Rebecca W. Rimel	8,561,577,825.276	11,116,213.328
Philip Saunders, Jr.	8,561,577,825.276	11,116,213.328
William N. Searcy, Jr.	8,561,504,390.931	11,189,647.673
Jean Gleason Stromberg	8,561,504,390.931	11,189,647.673
Carl W. Vogt	8,561,504,390.931	11,189,647.673
Axel Schwarzer	8,561,504,390.931	11,189,647.673

II-A. Approval of an Amended and Restated Investment Management Agreement with the Portfolio’s Current Investment Advisor.

Number of Votes:
For	Against	Abstain
8,538,217,161.645	22,247,299.381	12,229,577.578

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain
8,557,738,515.929	5,365,437.646	9,590,085.029

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II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
8,555,460,240.013	4,966,525.549	12,267,273.042

III. Approval of Revised Fundamental Investment Restrictions for the Portfolio on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain
8,371,106,112.429	6,373,974.223	195,213,951.952

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain
8,372,620,160.492	4,859,926.160	195,213,951.952

III-C. Senior Securities

Number of Votes:
For	Against	Abstain
8,372,804,757.716	4,675,328.936	195,213,951.952

III-D. Concentration for Portfolios that will Concentrate in Bank Obligations.

Number of Votes:
For	Against	Abstain
8,372,804,757.716	4,675,328.936	195,213,951.952

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain
8,372,632,419.343	4,847,667.309	195,213,951.952

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain
8,372,703,415.554	4,776,671.098	195,213,951.952

44

III-G. Commodities

Number of Votes:
For	Against	Abstain
8,372,615,542.369	4,864,544.283	195,213,951.952

III-H. Lending

Number of Votes:
For	Against	Abstain
8,373,102,078.904	4,378,007.748	195,213,951.952

III-I. Portfolio Diversification

Number of Votes:
For	Against	Abstain
8,373,118,956.553	4,361,130.099	195,213,951.952

III-J. Investing for Control

Number of Votes:
For	Against	Abstain
8,372,503,112.669	4,976,973.983	195,213,951.952

III-K. Acquiring More than 10% of the Voting Securities of Any One Issuer

Number of Votes:
For	Against	Abstain
8,372,817,311.506	4,662,775.146	195,213,951.952

III-L. Restricted and Illiquid Securities

Number of Votes:
For	Against	Abstain
8,372,549,164.281	4,930,922.371	195,213,951.952

III-M. Securities Issued by Other Investment Companies

Number of Votes:
For	Against	Abstain
8,372,587,577.857	4,892,508.795	195,213,951.952

45

III-N. Short Sales

Number of Votes:
For	Against	Abstain
8,372,628,967.143	4,851,119.509	195,213,951.952

III-O. Warrants

Number of Votes:
For	Against	Abstain
8,372,628,967.143	4,851,119.509	195,213,951.952

III-P. Issuers Whose Securities Are Owned by Officers and Trustees of the Portfolio or its Investment Advisor

Number of Votes:
For	Against	Abstain
8,370,075,814.837	7,404,271.815	195,213,951.952

III-Q. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain
8,372,628,967.143	4,851,119.509	195,213,951.952

Treasury Money Fund Portfolio

A Special Meeting of Shareholders (the “Meeting”) of Treasury Money Portfolio (the “Portfolio”) was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	578,490,595.777	210,639.403
Dawn-Marie Driscoll	578,490,595.777	210,639.403
Keith R. Fox	578,490,595.777	210,639.403
Kenneth C. Froewiss	578,490,595.777	210,639.403
Martin J. Gruber	578,490,595.777	210,639.403
Richard J. Herring	578,490,595.777	210,639.403
Graham E. Jones	578,490,595.777	210,639.403
Rebecca W. Rimel	578,490,595.777	210,639.403
Philip Saunders, Jr.	578,490,595.777	210,639.403
William N. Searcy, Jr.	578,490,595.777	210,639.403
Jean Gleason Stromberg	578,490,595.777	210,639.403
Carl W. Vogt	578,490,595.777	210,639.403
Axel Schwarzer	578,490,595.777	210,639.403

46

II-A. Approval of an Amended and Restated Investment Management Agreement with the Portfolio’s Current Investment Advisor:

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.:

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

II-C. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

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III-C. Senior Securities

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-E. Concentration for Funds That Will Not Concentrate in Bank Obligations

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-F. Underwriting of Securities

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-G. Real Estate Investments

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-H. Commodities

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-I. Lending

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-J Portfolio Diversification

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

48

III-K. Investing for Control

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-L. Acquiring More than 10% of the Voting Securities of Any One Issuer

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-M. Restricted and Illiquid Securities

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-N. Securities Issued by Other Investment Companies

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-O. Short Sales

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-P. Warrants

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-Q. Investments in Issuers Whose Securities Are Owned by Officers of the Portfolio, the Fund or DeAM, Inc.

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-R. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

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Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.

Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210

Proxy Voting	A description of each fund’s policies and procedures for voting proxies for portfolio securities and information about how each fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of each fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-scudder.com (800) 621-1148

	Cash Management Fund Investment	Treasury Money Fund Investment
Nasdaq Symbol	BCSXX	BTTXX
CUSIP Number	23336Y 722	23336Y 680
Fund Number	834	835

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Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder

Attention: Correspondence — Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

February 2006

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Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

52

Treasury Money Fund — Institutional Class

Annual Report

to Shareholders

December 31, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2    Treasury Money Fund — Institutional Class

Portfolio Management Review

Treasury Money Fund-Institutional Class: A Team Approach to Investing

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Treasury Money Portfolio (the “Portfolio”), in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of the Portfolio.

In the following interview, Treasury Money Fund-Institutional Class Lead Portfolio Manager Darlene M. Rasel discusses the market environment and the portfolio management team’s approach to managing during its most recent fiscal year.

Q: Will you discuss the market environment for the fund during the year ended December 31, 2005?

A: During the year ended December 31, 2005, the US Federal Reserve (the Fed) continued its recent policy of increasing short-term interest rates in an attempt to undo the easing of monetary policy (i.e., the lowering of interest rates) that occurred through June 2004. In eight increments of 0.25%, the policymakers raised the federal funds rate — the interest rate banks charge when they lend each other money overnight — to 4.25%.

Treasury Money Fund — Institutional Class    3

Despite these increases in the federal funds rate, longer-term yields remained low, creating a yield curve — an economic graph with a line going from left to right, showing how high or low yields are from the shortest to the longest maturities — that was atypically flat. (Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.)

Throughout the year, the Fed repeatedly said that its monetary policy remained “accommodative” to economic growth and that risks in the overall economy between inflation and deflation appeared to be balanced.

Indeed, over the period, the US economy showed resiliency despite two devastating hurricanes and continual increases in energy prices. As the year began, monthly job growth was the most important economic indicator for money markets. However, the focus gradually shifted to inflation, with economists and investors watching carefully for any signs of an increase. Going forward, the markets will likely watch for any changes in policy from incoming Fed Chairman Ben S. Bernanke.

At the end of December 2005, the one-year London Interbank Offered Rate (LIBOR) — the rate of interest at which banks borrow large volumes of funds from other banks in the international market, and the most widely used industry standard for measuring one-year money market rates — was at 4.84%, close to a four-year high. The premium level of the LIBOR (which is set by the market) over the federal funds rate (which is set by the Fed) was 4.25%, representing the market’s concern that the Fed may have to continue raising short-term interest rates to keep the economy’s growth moderate and prevent inflation.

4    Treasury Money Fund — Institutional Class

Q: How did the fund perform over its most recent fiscal year?

A: For the period ended December 31, 2005, the fund registered favorable performance and achieved its stated objectives of providing a high level of current income consistent with liquidity and the preservation of capital.

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: In 2005, supply/demand issues and higher financing costs (resulting from rising interest rates) made US Treasuries expensive relative to other money market instruments. For this reason, we maintained a significant allocation in repurchase agreements, which are agreements between sellers and buyers, usually of government securities, to repurchase securities at a given price and usually at a stated time. For most of the year, the fund’s target portfolio allocation was 70% to 75% in repurchase agreements and 25% to 30% in Treasury bills. With the investments in repurchase agreements, our goal was to keep the fund’s weighted average maturity short, and then step up the yield of the fund at each Fed tightening. With our investments in longer-term Treasury bills and notes, our goal was to lengthen the weighted average maturity and achieve a yield close to the current Fed funds rate until the next Fed tightening, whereupon the Treasury position would be sold or held to maturity. Going forward, we will continue to monitor economic and inflation indicators to determine when the Fed will end its credit tightening program.

Treasury Money Fund — Institutional Class    5

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield

	7-day current yield
December 31, 2005	3.66	%*
December 31, 2004	1.84	%*

*	The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/ expense reimbursements the 7-day current yield would have been 3.54% as of December 31, 2005 and 1.75% as of December 31, 2004.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. Please visit our Web site at moneyfunds.deam-us.db.com for the product’s most recent month-end performance.

Q: What detracted from performance during the period?

A: The fact that the fund held US Treasury securities with maturities of six months detracted somewhat from the fund’s performance due to successive rate increases.

Q: Will you describe your management philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

6    Treasury Money Fund — Institutional Class

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Fund’s expenses in two ways:

•	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

•	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Treasury Money Fund — Institutional Class    7

Expenses and Value of a $1,000 Investment

for the six months ended December 31, 2005

Actual Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,017.40
Expenses Paid per $1,000*	$1.27

Hypothetical 5% Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,023.95
Expenses Paid per $1,000*	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Treasury Money Fund — Institutional Class	.25%

For more information, please refer to the Fund’s prospectus.

8    Treasury Money Fund — Institutional Class

Portfolio Summary

Treasury Money Fund — Institutional Class

Asset Allocation	12/31/05	12/31/04
Repurchase Agreements	80%	70%
US Government Backed	20%	30%

	100%	100%

Weighted Average Maturity
Treasury Money Fund — Institutional Class	34 days	31 days
Treasury and Repo Institutional Money Fund Average*	15 days	23 days

*	The Fund is compared to its respective iMoneyNet category: Treasury and Repo Institutional Money Fund Average. Category includes only institutional government Funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset Allocation is subject to change. For more complete details about the Portfolio’s holdings, see page 26. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to moneyfunds.deam-us.db.com and www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for more contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Treasury Money Fund — Institutional Class    9

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005

Assets
Investment in the Treasury Money Portfolio at value	$395,265,084
Receivable for Fund shares sold	280,585
Other assets	6,005

Total assets	395,551,674

Liabilities
Dividends payable	53,936
Accrued administrator service fee	5,549
Other accrued expenses and payables	49,393

Total liabilities	108,878

Net assets, at value	$395,442,796

Net Assets
Net assets consist of:
Undistributed net investment income	4
Accumulated net realized gain (loss)	(40,546)
Paid-in capital	395,483,338

Net assets, at value	$395,442,796

Net Asset Value
Net Asset Value, offering and redemption price per share ($395,442,796 ÷ 395,475,259 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

10    Treasury Money Fund — Institutional Class

Statement of Operations for the year ended December 31, 2005

Investment Income
Total investment income allocated from the Treasury Money Portfolio:
Interest	$14,422,012
Expenses*	(904,248)

Net investment income allocated from the Treasury Money Portfolio	13,517,764

Expenses:
Administrator service fee	227,841
Auditing	21,110
Legal	31,727
Trustees’ fees and expenses	4,232
Reports to shareholders	27,952
Registration fees	25,171
Other	27,401

Total expenses, before expense reductions	365,434

Expense reductions	(132,588)

Total expenses, after expense reductions	232,846

Net investment income	13,284,918
Net realized gain (loss) from investments	(22,879)

Net increase (decrease) in net assets resulting from operations	$13,262,039

*	For the year ended December 31, 2005, the Advisor to the Treasury Money Portfolio waived fees, of which $112,639 was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Treasury Money Fund — Institutional Class    11

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$13,284,918	$4,515,784
Net realized gain (loss) on investment transactions	(22,879)	(17,667)

Net increase (decrease) in net assets resulting from operations	13,262,039	4,498,117

Distributions to shareholders from:
Net investment income	(13,284,917)	(4,592,086)
Fund share transactions:
Proceeds from shares sold	4,150,251,805	2,459,662,322
Reinvestment of distributions	11,126,950	4,100,715
Cost of shares redeemed	(4,130,956,337)	(2,719,827,655)

Net increase (decrease) in net assets from Fund share transactions	30,422,418	(256,064,618)

Increase (decrease) in net assets	30,399,540	(256,158,587)
Net assets at beginning of period	365,043,256	621,201,843

Net assets at end of period (including undistributed net investment income of $4 and $3, respectively)	$395,442,796	$365,043,256

Other Information
Shares outstanding at beginning of period	365,052,841	621,118,815
Shares sold	4,150,251,805	2,459,662,322
Shares issued to shareholders in reinvestment of distributions	11,126,950	4,100,715
Shares redeemed	(4,130,956,337)	(2,719,829,011)
Net increase (decrease) in Fund shares	30,422,418	(256,065,974)

Shares outstanding at end of period	395,475,259	365,052,841

The accompanying notes are an integral part of the financial statements.

12    Treasury Money Fund — Institutional Class

Financial Highlights

Treasury Money Fund — Institutional Class

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.029	.011	.009	.015	.04
Net realized gain (loss) on investment transactions[a]	—	—	—	—	—

Total from investment operations	.029	.011	.009	.015	.04

Less distributions from:
Net investment income	(.029)	(.011)	(.009)	(.015)	(.04)
Net realized gain on investment transactions	— [a]	— [a]	— [a]	— [a]	—
Total distributions	(.029)	(.011)	(.009)	(.015)	(.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[b]	2.96	1.12	.91	1.55	3.85

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	395	365	621	581	527
Ratio of expenses before expense reductions (including expenses allocated from the Treasury Money Portfolio) (%)	.30	.30	.28	.27	.27
Ratio of expenses after expense reductions (including expenses allocated from the Treasury Money Portfolio) (%)	.25	.25	.25	.25	.25
Ratio of net investment income (%)	2.91	1.09	.90	1.51	3.95

[a]	Amount is less than $.0005 per share.
[b]	Total return would have been lower had certain expenses not been reduced.

Treasury Money Fund — Institutional Class    13

Notes to Financial Statements

Note 1— Organization and Significant Accounting Policies

A. Organization

Treasury Money Fund–Institutional Class (formerly Treasury Money Fund Institutional) (the “Fund”) is a diversified series of DWS Institutional Funds (formerly Scudder Institutional Funds) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund is one of several funds the Trust offers to investors.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Treasury Money Portfolio (the “Portfolio”), an open-end management investment company registered under the 1940 Act and advised by Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”). Details concerning the Portfolio’s investment objective and policies and the risk factors associated with the Portfolio’s investments are described in the Fund’s Prospectus and Statement of Additional Information.

At December 31, 2005, the Fund owned approximately 72% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio’s net assets.

The Portfolio’s policies for determining the value of its net assets are discussed in the Portfolio’s Financial Statements, which accompany this report.

C. Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

14    Treasury Money Fund — Institutional Class

At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $41,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2012 ($18,000) and December 31, 2013 ($23,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $170 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

D. Distributions of Income

The net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2005, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$4

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2005	2004
Distributions from ordinary income*	$13,284,917	$4,592,086

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

E. Contingencies

In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Treasury Money Fund — Institutional Class    15

F. Other

The Fund receives a daily allocation of the Portfolio’s net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses that are attributed to the Trust are allocated among the funds in the Trust based on their respective net assets.

Note 2— Fees and Transactions with Affiliates

DeAM, Inc. is the Advisor for the Portfolio and Investment Company Capital Corp. (“ICCC” or the “Administrator”) is the Administrator for the Fund, both indirect, wholly owned subsidiaries of Deutsche Bank AG. The Fund pays the Administrator an annual fee (“Administrator service fee”) based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.05%.

For the year ended December 31, 2005 and through April 30, 2006, the Advisor and Administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses of the Fund to the extent necessary to maintain the annual expenses of the Fund at 0.25% of the average daily net assets, including expenses (excluding extraordinary expenses) of the Portfolio.

Accordingly, for the year ended December 31, 2005, the Administrator waived a portion of its Administrator Service Fee as follows:

	Total Aggregated	Amount Waived	Annual Effective Rate
Treasury Money Fund — Institutional Class	$227,841	$132,588.02%

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. (“DeIM”), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended December 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $9,240 of which $3,120 is unpaid at December 31, 2005.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services.

16    Treasury Money Fund — Institutional Class

Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 3—Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

Note 4—Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the

Treasury Money Fund — Institutional Class    17

New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

18    Treasury Money Fund — Institutional Class

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Note 5—Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe. On February 6, 2006, the funds became part of the DWS family under the letter “D” in the mutual fund listing section of the newspaper. In addition, the Web site for all Scudder funds changed to www.dws-scudder.com

Treasury Money Fund — Institutional Class    19

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds (formerly Scudder Institutional Funds) and Shareholders of Treasury Money Fund–Institutional Class:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Treasury Money Fund–Institutional Class (hereafter referred to as the “Fund”) at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2006

20    Treasury Money Fund — Institutional Class

Tax Information

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Treasury Money Fund — Institutional Class    21

Trustees and Officers

The following individuals hold the same position with the Fund and the Treasury Money Portfolio.

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998–present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998–February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999–December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996–2004).	54

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996–January 2000); Trustee, CREF and CREF Mutual Funds (January 2000–March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004–March 2005) and Director, S.G. Cowen Mutual Funds (January 1985–January 2001).	51

Richard J. Herring 2/18/46 Trustee since 1990 for the fund and since 1999 for Treasury Money Portfolio	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	51

22    Treasury Money Fund — Institutional Class

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee; Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998–2005); Trustee, Morgan Stanley Asset Management, various funds (1985–2001); Trustee, Weiss, Peck and Greer, various funds (1985–2005).	51

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994–present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–present); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005).	51

Philip Saunders, Jr. 10/11/35 Trustee since 1999 for the fund and since 1990 for Treasury Money Portfolio	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	51

William N. Searcy, Jr. 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–October 2003).	51

Interested Trustee

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990–1999).	120

Treasury Money Fund — Institutional Class    23

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005	Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004–present); formerly, Managing Director, Putnam Investments (1991–2002).

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998).

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.

Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003–2005); legal associate, Lord, Abbett & Co. LLC (1998–2003).

Elisa D. Metzger[6] 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999–2005).

Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.

Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.

Kathleen Sullivan D’Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.

John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999–2005).

Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003–present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994–2003).

24    Treasury Money Fund — Institutional Class

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
A. Thomas Smith[6,8] (1956) Chief Legal Officer since 2005	Managing Director[5], Deutsche Asset Management (2004–present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999–2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994–1999); senior attorney, The Dreyfus Corporation (1991–1993); senior attorney, Willkie Farr & Gallagher (1989–1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986–1989).

[1]	Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Institutional Funds of which this fund is a series.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[4]	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.
[5]	Executive title, not a board directorship.
[6]	Address: 345 Park Avenue, New York, New York 10154.
[7]	Address: Two International Place, Boston, Massachusetts 02110.
[8]	Elected on December 2, 2005.

The fund’s Statement of Additional Information includes additional information about the fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Treasury Money Fund — Institutional Class    25

Investment Portfolio	as of December 31, 2005

Treasury Money Portfolio	Principal Amount ($)	Value ($)
US Treasury Obligations 20.5%
US Treasury Bills:
3.98%*, 4/20/2006	13,500,000	13,337,317
3.725%*, 3/23/2006	25,000,000	24,790,469
US Treasury Note:
1.875%, 1/31/2006	28,000,000	27,964,493
2.375%, 8/15/2006	15,500,000	15,367,374
2.75%, 7/31/2006	31,000,000	30,714,296

Total US Treasury Obligations (Cost $112,173,949)		112,173,949

Repurchase Agreements** 79.3%
Citigroup Global Markets, Inc., 4.25%, dated 12/8/2005, to be repurchased at $85,541,875 on 1/31/2006 (a)	85,000,000	85,000,000
Credit Suisse First Boston LLC, 3.5%, dated 12/30/2005, to be repurchased at $130,050,556 on 1/3/2006 (b)	130,000,000	130,000,000
JPMorgan Securities, Inc., 3.45%, dated 12/30/2005, to be repurchased at $110,387,994 on 1/3/2006 (c)	110,345,695	110,345,695
UBS Securities LLC, 3.51%, dated 12/30/2005, to be repurchased at $110,042,900 on 1/3/2006 (d)	110,000,000	110,000,000

Total Repurchase Agreements (Cost $435,345,695)		435,345,695

	% of Net Assets
Total Investment Portfolio (Cost $547,519,644)†	99.8	547,519,644
Other Assets and Liabilities, Net	0.2	982,866

Net Assets	100.0	548,502,510

†	The cost for federal income tax purposes was $547,519,644.
*	Annualized yield at time of purchase; not a coupon rate.
**	Repurchase agreements are fully collateralized by US Treasury, Government agency or other securities.
(a)	Collateralized by $85,599,138 Government National Mortgage Association, 5.5%, maturing on 7/15/2033 with a value of $86,700,000.
(b)	Collateralized by $188,630,875 US Treasury STRIPS, Zero Coupon, with various maturities of 2/15/2006-2/15/2031 with a value of $132,600,497.
(c)	Collateralized by $122,093,000 US Treasury STRIPS, Zero Coupon, with various maturities of 2/15/2006-8/15/2022 with a value of $112,553,432.
(d)	Collateralized by $94,595,000 US Treasury Inflation Index Bond, 3.0%, maturing on 7/15/2012 with a value of $112,202,885.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

The accompanying notes are an integral part of the financial statements.

26    Treasury Money Portfolio

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005

Assets
Investments:
Investments in securities, at amortized cost	$112,173,949
Repurchase agreements, at amortized cost	435,345,695

Total investments in securities, at amortized cost	547,519,644

Cash	62,042
Interest receivable	1,014,276
Other assets	12,059

Total assets	548,608,021

Liabilities
Accrued advisory fee	55,024
Accrued administrator service fee	25,970
Other accrued expenses and payables	24,517

Total liabilities	105,511

Net assets, at value	$548,502,510

The accompanying notes are an integral part of the financial statements.

Treasury Money Portfolio    27

Statement of Operations for the year ended December 31, 2005

Investment Income
Income:
Interest	$19,070,184

Expenses:
Advisory fee	902,567
Administrator service fee	300,856
Auditing	49,055
Legal	24,879
Trustees’ fees and expenses	28,432
Other	35,714

Total expenses, before expense reductions	1,341,503

Expense reductions	(148,551)

Total expenses, after expense reductions	1,192,952

Net investment income	17,877,232
Net realized gain (loss) from investment transactions	(31,631)

Net increase (decrease) in net assets resulting from operations	$17,845,601

The accompanying notes are an integral part of the financial statements.

28    Treasury Money Portfolio

Statement of Changes in Net Assets

	Years Ended December 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$17,877,232	$7,183,965
Net realized gain (loss) on investment transactions	(31,631)	(27,920)

Net increase (decrease) in net assets resulting from operations	17,845,601	7,156,045

Capital transaction in shares of beneficial interest:
Proceeds from capital invested	5,132,247,419	4,272,706,695
Value of capital withdrawn	(5,159,742,942)	(4,558,200,803)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(27,495,523)	(285,494,108)
Increase (decrease) in net assets	(9,649,922)	(278,338,063)
Net assets at beginning of period	558,152,432	836,490,495

Net assets at end of period	$548,502,510	$558,152,432

The accompanying notes are an integral part of the financial statements.

Treasury Money Portfolio    29

Financial Highlights

Years Ended December 31,	2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	549	558	836	795	811
Ratio of expenses before expense reductions (%)	.22	.22	.21	.21	.21
Ratio of expenses after expense reductions (%)	.20	.20	.20	.20	.20
Ratio of net investment income (%)	2.97	1.12	.95	1.56	3.94

Total Return (%)[a,b]	3.01	1.17	.96	1.60	—

[a]	Total return would have been lower had certain expenses not been reduced.
[b]	Total return for the Portfolio was derived from the performance of Treasury Money Fund — Institutional Class.

30    Treasury Money Portfolio

Notes to Financial Statements

Note 1— Organization and Significant Accounting Policies

A. Organization

Treasury Money Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company organized as a New York business trust.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

B. Security Valuation

The Portfolio’s securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization to maturity of any discount or premium.

Investments in open-end investment companies are valued at their net asset value each business day.

C. Repurchase Agreements

The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

Treasury Money Portfolio    31

D. Federal Income Taxes

The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

E. Contingencies

In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

F. Other

Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/ amortized for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

Note 2— Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio’s Advisor. Under the Advisory Agreement, the Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.15%.

For the year ended December 31, 2005 and through April 30, 2006, the Advisor and Administrator contractually agreed to waive a portion of their fees and/or reimburse expenses of the Portfolio to the extent necessary to maintain operation expenses at not more than 0.20% of the Portfolio’s average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive a portion of their fees may vary at any time without notice to the shareholders.

Investment Company Capital Corp. (“ICCC” or the “Administrator”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio’s Administrator. The Portfolio pays the Administrator an annual fee (“Administrator service fee”) based on its average daily net assets which is calculated daily and paid monthly at an annual rate of 0.05%.

32    Treasury Money Portfolio

Accordingly, for the year ended December 31, 2005, the Advisor waived $138,078 of its Advisory fee. For the year ended December 31, 2005, the Advisory fee was equivalent to an annual effective rate of 0.13% of the Portfolio’s average daily net assets.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex’s Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 3— Expense Reductions

For the year ended December 31, 2005, the Advisor had agreed to reimburse the Portfolio an additional $10,473, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Note 4— Line of Credit

The Portfolio and several other affiliated funds (the “Participants”) shared in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 5 percent of its net assets under this agreement.

Note 5—Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and

Treasury Money Portfolio    33

derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

34    Treasury Money Portfolio

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999–2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001–2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash

Treasury Money Portfolio    35

compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

36    Treasury Money Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Treasury Money Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Treasury Money Portfolio (hereafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to at “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2006

Treasury Money Portfolio    37

Investment Management Agreement Approval

Treasury Money Fund (the “Fund”), a series of the DWS Institutional Funds (the “Trust”), invests all of its assets in the Treasury Money Portfolio (the “Portfolio”) in order to achieve its investment objectives. The Board of Trustees of the Portfolio, which is also the Board of Trustees of the Trust, approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the “Advisor”) in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

•	At the present time, all but one of the Portfolio’s and the Fund’s Trustees are independent of the Advisor and its affiliates.

•	The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of the Advisor’s personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

38    Treasury Money Portfolio

In determining to approve the continuation of the Portfolio’s current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

•	The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund (Institutional Class) was lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

•	The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio’s investment management fee schedule includes no fee breakpoints but that the Portfolio’s total assets are less than $600 million. The Board concluded that the Fund’s fee schedule is appropriate given current asset levels.

•	The total operating expense of the Fund relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Institutional Class) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

•	The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund’s (Institutional Class) performance was in the 2nd quartile of the applicable iMoneyNet universe.

Treasury Money Portfolio    39

The Board also observed that the Fund outperformed its benchmark in the one-, three- and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor’s personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

•	The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio and the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio and the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor’s overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

40    Treasury Money Portfolio

•	The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio’s trading activities to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	The Advisor’s commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor’s chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor’s chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

•	Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund’s shareholders.

Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this

Treasury Money Portfolio    41

conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

42    Treasury Money Portfolio

Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.

Web Site

moneyfunds.deam-us.db.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.

Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

Nasdaq Symbol	BTRXX

CUSIP Number	23339C 818

Fund Number	542

Treasury Money Fund — Institutional Class    43

Notes

Notes

Notes

Notes

222 South Riverside Plaza

Chicago, IL 60606-5808

1680ANN

42077 (2/06)

Treasury Money Fund — Institutional Class

Semiannual Report to Shareholders

June 30, 2006

Contents

Treasury Money Fund — Institutional Class

3	Information About Your Fund’s Expenses

4	Portfolio Summary

5	Financial Statements

8	Financial Highlights

9	Notes to Financial Statements

13	Other Information

14	Shareholder Meeting Results

Treasury Money Portfolio

18	Investment Portfolio

19	Financial Statements

22	Financial Highlights

23	Notes to Financial Statements

27	Other Information

27	Shareholder Meeting Results

31	Account Management Resources

32	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006

Actual Fund Return
Beginning Account Value 1/1/06	$1,000.00
Ending Account Value 6/30/06	$1,021.80
Expenses Paid per $1,000*	$1.30
Hypothetical 5% Fund Return
Beginning Account Value 1/1/06	$1,000.00
Ending Account Value 6/30/06	$1,023.51
Expenses Paid per $1,000*	$1.30

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Treasury Money Fund — Institutional Class	.26%

For more information, please refer to the Fund’s prospectus.

3

Portfolio Summary

Asset Allocation	6/30/06	12/31/05
Repurchase Agreements	85%	80%
US Government Backed	15%	20%

	100%	100%

Weighted Average Maturity
Treasury Money Fund — Institutional Class	12 days	34 days
Treasury and Repo Institutional Money Fund Average*	13 days	15 days

*	The Fund is compared to its respective iMoneyNet category: Treasury and Repo Institutional Money Fund Average. Category includes only institutional government funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset Allocation and weighted average maturity are subject to change. For more complete details about the portfolio holdings of the Portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio’s top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calender quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for more contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

4

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)

Assets
Investments in Treasury Money Portfolio, at value	$438,595,018
Receivable for Fund shares sold	200
Due from Advisor	25,611
Other assets	14,387
Total assets	438,635,216
Liabilities
Dividends payable	202,306
Payable for Fund Shares redeemed	192,142
Other accrued expenses and payables	76,482
Total liabilities	470,930

Net assets, at value	$438,164,286

Net Assets
Net assets consist of:
Distributions in excess of net investment income	(38,186)
Accumulated net realized gain (loss)	(51,928)
Paid-in capital	438,254,400

Net assets, at value	$438,164,286

Net Asset Value
Net Asset Value, offering and redemption price per share ($438,164,286 ÷ 438,246,321 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

5

Statement of Operations for the six months ended June 30, 2006 (Unaudited)

Investment Income
Total investment income allocated from Treasury Money Portfolio: Interest	$8,602,831
Expenses*	(368,135)
Net investment income allocated from Treasury Money Portfolio	8,234,696
Expenses:
Administrative service fee	93,209
Auditing	9,412
Legal	39,541
Trustees’ fees and expenses	2,583
Reports to shareholders	9,830
Registration fees	12,428
Proxy fees	49,044
Other	21,266
Total expenses before expense reductions	237,313
Expense reductions	(90,490)
Total expenses after expense reductions	146,823

Net investment income	8,087,873

Net realized gain (loss) from investments	(11,382)

Net increase (decrease) in net assets resulting from operations	$8,076,491

*	For the six months ended June 30, 2006, the Advisor to the Treasury Money Portfolio waived fees, of which $48,650 was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

6

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations:
Net investment income	$8,087,873	$13,284,918
Net realized gain (loss) on investment transactions	(11,382)	(22,879)
Net increase (decrease) in net assets resulting from operations	8,076,491	13,262,039
Distributions to shareholders from:
Net investment income	(8,126,063)	(13,284,917)
Fund share transactions:
Proceeds from shares sold	1,247,630,826	4,150,251,805
Reinvestment of distributions	7,392,423	11,126,950
Cost of shares redeemed	(1,212,252,187)	(4,130,956,337)
Net increase (decrease) in net assets from Fund share transactions	42,771,062	30,422,418
Increase (decrease) in net assets	42,721,490	30,399,540
Net assets at beginning of period	395,442,796	365,043,256

Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $38,186 and $4, respectively)	$438,164,286	$395,442,796

Other Information
Shares outstanding at beginning of period	395,475,259	365,052,841
Shares sold	1,247,630,826	4,150,251,805
Shares issued to shareholders in reinvestment of distributions	7,392,423	11,126,950
Shares redeemed	(1,212,252,187)	(4,130,956,337)
Net increase (decrease) in Fund shares	42,771,062	30,422,418
Shares outstanding at end of period	438,246,321	395,475,259

The accompanying notes are an integral part of the financial statements.

7

Financial Highlights

Years Ended December 31,	2006[a]		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	.022		.029	.011	.009	.015	.04
Net realized and unrealized gain (loss) on investment transactions[b]	—		—	—	—	—	—
Total from investment operations	.022		.029	.011	.009	.015	.04
Less distributions from:
Net investment income	(.022)		(.029)	(.011)	(.009)	(.015)	(.04)
Net realized gain on investment transactions	—[b]		—[b]	—[b]	—[b]	—[b]	—
Total distributions	(.022)		(.029)	(.011)	(.009)	(.015)	(.04)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[c]	2.18	**	2.96	1.12	.91	1.55	3.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	438		395	365	621	581	527
Ratio of expenses before expense reductions (including expenses allocated from Treasury Money Portfolio) (%)	.33	*	.30	.30	.28	.27	.27
Ratio of expenses after expense reductions (including expenses allocated from Treasury Money Portfolio) (%)	.26	*	.25	.25	.25	.25	.25
Ratio of net investment income (%)	4.35	*	2.91	1.09	.90	1.51	3.95

[a]	For the six months ended June 30, 2006 (Unaudited).

[b]	Amount is less than $.0005 per share.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

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Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Treasury Money Fund — Institutional Class (the “Fund”) is a series of DWS Institutional Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company organized as a Massachusetts business trust. The Fund is one of several funds the Trust offers to investors.

The Fund seeks to achieve its investment objective by investing all of its investable assets in the Treasury Money Portfolio (the “Portfolio”), an open-end investment management company registered under the 1940 Act and advised by Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”). Details concerning the Portfolio’s investment objective and policies and the risk factors associated with the Portfolio’s investments are described in the Fund’s Prospectus and Statement of Additional Information.

At June 30, 2006, the Fund owned approximately 80% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio’s net assets.

The Portfolio’s policies for determining the value of its net assets are discussed in the Portfolio’s Financial Statements, which accompany this report.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $41,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2012 ($18,000) and December 31, 2013 ($23,000), the respective expiration dates, whichever occurs first.

9

In addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $170 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distributions of Income. The net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio’s net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses that are attributed to the Trust are allocated among the funds in the Trust based on their respective net assets.

B. Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio’s Advisor.

For the six months ended June 30, 2006, Investment Company Capital Corp. (“ICCC” or the “Administrator”), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Administrator for the Fund. The Fund paid the Administrator an annual fee (“Administrative service fee”) based on its average daily net assets which was calculated daily and payable monthly at the annual rate of 0.05%.

For the period January 1, 2006 through April 30, 2007, the Advisor and Administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses of the Fund to the extent necessary to maintain total operating expenses at 0.25% of the Fund’s average daily net assets, including expenses of the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

10

Accordingly, for the six months ended June 30, 2006, the Administrator waived a portion of its Administrative service fee as follows:

	Total Aggregated	Waived	Annualized Effective Rate
Treasury Money Fund — Institutional Class	$93,209	$90,490.00%

In addition, effective July 1, 2006 through September 30, 2006, the Advisor and Administrator contractually agreed to waive a portion of their fees and/or reimburse expenses of the Fund to the extent necessary to maintain total operating expenses of the Fund at 0.248% of the average daily net assets, including expenses of the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Effective July 1, 2006, the Administrator agreement with Investment Company Capital Corp. (“ICCC” or the “Administrator”), an indirect, wholly owned subsidiary of Deutsche Bank AG, was terminated and the Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas, Inc. (“DeIM”), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DeIM an annual fee (“Administration fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $8,640, of which $5,280 is unpaid.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

C. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At June 30, 2006, there was one shareholder who held approximately 12% of the outstanding shares of the Fund.

11

D. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

12

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

13

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of Treasury Money Fund — Institutional Class (the “Fund”), a series of DWS Institutional Funds (the “Trust”) was held on June 1, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. (“Number of Votes” represents all funds that are series of DWS Institutional Funds)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	7,455,030,120.875	104,822,239.631
Dawn-Marie Driscoll	7,455,029,292.947	104,823,067.559
Keith R. Fox	7,455,033,715.354	104,818,645.152
Kenneth C. Froewiss	7,455,029,385.705	104,822,974.801
Martin J. Gruber	7,455,029,919.097	104,822,441.409
Richard J. Herring	7,455,031,928.134	104,820,432.372
Graham E. Jones	7,455,024,550.559	104,827,809.947
Rebecca W. Rimel	7,455,030,100.541	104,822,259.965
Philip Saunders, Jr.	7,455,028,161.559	104,824,198.947
William N. Searcy, Jr.	7,455,031,234.433	104,821,126.073
Jean Gleason Stromberg	7,455,028,737.149	104,823,623.357
Carl W. Vogt	7,455,029,690.690	104,822,669.816
Axel Schwarzer	7,455,008,586.708	104,843,773.708

V. Approval of an Amended and Restated Declaration of Trust (“Number of Votes” represents all funds that are series of DWS Institutional Funds)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,419,268,465.268	75,680,830.436	23,537,051.802	41,366,013.000

The Meeting was reconvened on June 9, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Advisor:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

14

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

II-C. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-E. Concentration for Funds That Will Not Concentrate in Bank Obligations

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

15

III-F. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-G. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-H. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-I. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-J. Portfolio Diversification

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-K. Investing for Control

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-L. Acquiring More than 10% of the Voting Securities of Any One Issuer

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

16

III-M. Restricted and Illiquid Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-N. Securities Issued by Other Investment Companies

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-O. Short Sales

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-P. Warrants

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-Q. Issuers Whose Securities Are Owned by Officers and Trustees of the Fund or its Investment Advisor

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

III-R. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
142,687,267.090	.000	60,554,042.520	1.000

*	Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

(The following financial statements of the Treasury Money Portfolio should be read in conjunction with the Fund’s financial statements.)

17

Investment Portfolio as of June 30, 2006 (Unaudited)

Treasury Money Portfolio

	Principal Amount ($)	Value ($)
US Treasury Obligations 14.5%
US Treasury Bills:
4.38%*, 8/3/2006	20,000,000	19,919,700
4.385%*, 8/3/2006	28,000,000	27,887,452
US Treasury Notes:
2.375%, 8/15/2006	15,500,000	15,473,591
2.875%, 11/30/2006	17,000,000	16,838,017

Total US Treasury Obligations (Cost $80,118,760)		80,118,760

Repurchase Agreements 85.4%
Banc of America Securities LLC, 5.04%, dated 6/16/2006, to be repurchased at $32,138,880 on 7/17/2006 (a)	32,000,000	32,000,000
BNP Paribas, 4.55%, dated 6/30/2006, to be repurchased at $100,037,917 on 7/3/2006 (b)	100,000,000	100,000,000
Countrywide Securities Corp., 5.0%, dated 6/30/2006, to be repurchased at $115,047,917 on 7/3/2006 (c)	115,000,000	115,000,000
Credit Suisse First Boston LLC, 4.58%, dated 6/30/2006, to be repurchased at $82,788,133 on 7/3/2006 (d)	82,756,548	82,756,548
JPMorgan Securities, Inc., 4.58%, dated 6/30/2006, to be repurchased at $70,026,717 on 7/3/2006 (e)	70,000,000	70,000,000
UBS Securities LLC, 4.5%, dated 6/30/2006, to be repurchased at $70,026,250 on 7/3/2006 (f)	70,000,000	70,000,000

Total Repurchase Agreements (Cost $469,756,548)		469,756,548

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $549,875,308)+	99.9	549,875,308
Other Assets and Liabilities, Net	0.1	329,544

Net Assets	100.0	550,204,852

*	Annualized yield at time of purchase; not a coupon rate.

+	The cost for federal income tax purposes was $549,875,308.

(a)	Collateralized by $33,534,000 US Treasury Note, 3.625%, maturing on 7/15/2009 with a value of $32,640,082.

(b)	Collateralized by $100,438,000 US Treasury Notes, with various coupon rates of 3.87-6.755%, with various maturities of 5/15/2009-8/15/2026 with a value of $102,000,767.

(c)	Collateralized by $117,705,373 Government National Mortgage Association, with various coupon rates of 5.0-6.5%, with various maturities of 2/15/2021-6/15/2036 with a value of $117,300,001.

(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
8,730,000	US Treasury Inflation Index Bond	—	10/15/2018	3,288,416
141,124,687	US Treasury STRIPS	—	8/15/2006-2/15/2031	81,123,914

Total Collateral Value				84,412,330

(e)	Collateralized by $80,080,000 US Treasury STRIPS, with various maturities of 5/15/2008-11/15/2008 with a value of $71,403,189.

(f)	Collateralized by $67,505,000 US Treasury Inflation Index Bond, 2.0%, maturing on 1/15/2014 with a value of $71,400,677.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

The accompanying notes are an integral part of the financial statements.

18

Financial Statements

Treasury Money Portfolio

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)

Assets
Investments:
Investments in securities, valued at amortized cost	$80,118,760
Repurchase agreements, valued at amortized cost	469,756,548
Total investments in securities, valued at amortized cost	549,875,308
Cash	86,252
Interest receivable	299,956
Other assets	30,509
Total assets	550,292,025
Liabilities
Accrued advisory fee	46,538
Accrued administrative service fee	1,869
Accrued administration fee	13,654
Other accrued expenses and payables	25,112
Total liabilities	87,173

Net assets, at value	$550,204,852

The accompanying notes are an integral part of the financial statements.

19

Treasury Money Portfolio

Statement of Operations for the six months ended June 30, 2006 (Unaudited)

Investment Income
Income:
Interest	$12,763,487
Expenses:
Advisory fee	415,909
Administrative service fee	115,879
Administration fee	13,654
Auditing	21,145
Legal	17,389
Trustees’ fees and expenses	16,875
Custodian fees	2,796
Other	15,256
Total expenses before expense reductions	618,903
Expense reductions	(72,235)
Total expenses after expense reductions	546,668

Net investment income	12,216,819

Net realized gain (loss) from investments	(16,975)

Net increase (decrease) in net assets resulting from operations	$12,199,844

The accompanying notes are an integral part of the financial statements.

20

Treasury Money Portfolio

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations:
Net investment income	$12,216,819	$17,877,232
Net realized gain (loss) on investment transactions	(16,975)	(31,631)
Net increase (decrease) in net assets resulting from operations	12,199,844	17,845,601
Capital transaction in shares of beneficial interest:
Proceeds from capital invested	1,717,868,913	5,132,247,419
Value of capital withdrawn	(1,728,366,415)	(5,159,742,942)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(10,497,502)	(27,495,523)
Increase (decrease) in net assets	1,702,342	(9,649,922)
Net assets at beginning of period	548,502,510	558,152,432

Net assets at end of period	$550,204,852	$548,502,510

The accompanying notes are an integral part of the financial statements.

21

Financial Highlights

Treasury Money Portfolio

Years Ended December 31,	2006[a]		2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	550		549	558	836	795	811
Ratio of expenses before expense reductions (%)	.22	*	.22	.22	.21	.21	.21
Ratio of expenses after expense reductions (%)	.20	*	.20	.20	.20	.20	.20
Ratio of net investment income (%)	4.40	*	2.97	1.12	.95	1.56	3.94
Total Return (%)[b,c]	2.21	**	3.01	1.17	.96	1.60	—

[a]	For the six months ended June 30, 2006 (Unaudited).

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return for the Portfolio was derived from the performance of Treasury Money Fund — Institutional Class.

*	Annualized

**	Not annualized

22

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Treasury Money Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company organized as a New York business trust.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. The Portfolio’s securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investments in open-end investment companies are valued at their net asset value each business day.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/ dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

23

B. Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio’s Advisor. Under the Advisory Agreement, the Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and payable monthly at the annual rate of 0.15%.

For the period January 1, 2006 through June 30, 2006, the Advisor contractually agreed to waive a portion of their fees and/or reimburse expenses of the Portfolio to the extent necessary to maintain total operating expenses at not more than 0.20% of the Portfolio’s average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses). The amount of the waiver and whether the Advisor and Administrator waive a portion of their fees may vary at any time without notice to the shareholders.

Accordingly, for the six months ended June 30, 2006, the Advisor did not impose a portion of its Investment Management fee pursuant to the Advisory Agreement aggregating $64,050 and the amount imposed aggregated $351,859, which was equivalent to an annualized effective rate of 0.13% of the Portfolio’s average daily net assets.

Prior to June 1, 2006, Investment Company Capital Corp. (“ICCC” or the “Administrator”), also an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Portfolio’s Administrator. The Portfolio paid the Administrator an annual fee (“Administrative service fee”) based on its average daily net assets, computed and accrued daily and payable monthly at an annual rate of 0.05%. For the period January 1, 2006 through May 31, 2006, ICCC received an Administrative service fee of $115,879, of which $1,869 is unpaid.

Effective June 1, 2006, The Administrator agreement with ICCC was terminated and the Portfolio entered into an Administrative Services Agreement with Deutsche Investment Management Americas, Inc. (“DeIM”), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DeIM an annual fee (“Administration fee”) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the period June 1, 2006 through June 30, 2006, DeIM received an Administration fee of $13,654, all of which is unpaid.

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

24

C. Expense Reductions

For the six months ended June 30, 2006, the Advisor had agreed to reimburse the Portfolio $7,877, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolio has entered into an arrangement with it custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. During the six months ended June 30, 2006, the Portfolio’s custodian fees were reduced by $308 for custody credits earned.

D. Line of Credit

The Portfolio and several other affiliated funds (the “Participants”) shared in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 5 percent of its net assets under this agreement.

E. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

25

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

26

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of Treasury Money Portfolio (the “Portfolio”) was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	578,490,595.777	210,639.403
Dawn-Marie Driscoll	578,490,595.777	210,639.403
Keith R. Fox	578,490,595.777	210,639.403
Kenneth C. Froewiss	578,490,595.777	210,639.403
Martin J. Gruber	578,490,595.777	210,639.403
Richard J. Herring	578,490,595.777	210,639.403
Graham E. Jones	578,490,595.777	210,639.403
Rebecca W. Rimel	578,490,595.777	210,639.403
Philip Saunders, Jr.	578,490,595.777	210,639.403
William N. Searcy, Jr.	578,490,595.777	210,639.403
Jean Gleason Stromberg	578,490,595.777	210,639.403
Carl W. Vogt	578,490,595.777	210,639.403
Axel Schwarzer	578,490,595.777	210,639.403

27

II-A. Approval of an Amended and Restated Investment Management Agreement with the Portfolio’s Current Investment Advisor:

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.:

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

II-C. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

28

III-C. Senior Securities

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-E. Concentration for Funds That Will Not Concentrate in Bank Obligations

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-F. Underwriting of Securities

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-G. Real Estate Investments

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-H. Commodities

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-I. Lending

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-J Portfolio Diversification

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

29

III-K. Investing for Control

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-L. Acquiring More than 10% of the Voting Securities of Any One Issuer

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-M. Restricted and Illiquid Securities

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-N. Securities Issued by Other Investment Companies

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-O. Short Sales

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-P. Warrants

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-Q. Issuers Whose Securities Are Owned by Officers and Trustees of the Portfolio or its Investment Advisor

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

III-R. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain
578,490,595.777	210,639.403	.000

30

Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.

Web Site

moneyfunds.deam-us.db.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.

Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-scudder.com (800) 621-1148

Nasdaq Symbol	BTRXX

CUSIP Number	23339C 818

Fund Number	542

31

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder

Attention: Correspondence — Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

February 2006

32

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

33

INVESTORS CASH TRUST

PART C – OTHER INFORMATION

Item 15. Indemnification.

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust (Exhibit (1)(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Amended and Restated Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with the Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Amended and Restated Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc. (“DeIM”), was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless the Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or the Registrant (the “Independent Trustees” the) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

DeIM, the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided; however, if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

1.	all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustee or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliates thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.

Item 16. Exhibits.

Exhibit 1	(a)	Amended and Restated Agreement and Declaration of Trust, dated March 9, 1990. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(b)	Written Instrument Amending Agreement and Declaration of Trust, dated August 14, 1990. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Written Instrument Amending Agreement and Declaration of Trust, dated September 19, 1991. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(d)	Amendment to declaration of Trust, dated March 17, 2004. (Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A.)

	(e)	Establishment and Designation of Classes of Shares of Beneficial Interest with respect to the Government Cash Managed Shares and Scudder Government Cash Institutional Shares of the Government Securities Portfolio. (Incorporated by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A.)

	(f)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, with respect to Treasury Portfolio Premier Money Market Shares. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(g)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, with respect to DWS U.S. Treasury Money Fund Class S Shares and Investment Class Shares of the Treasury Portfolio. (Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A.)

	(h)	Re-Designation of Class of Shares of Beneficial Interest and Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, with respect to Institutional Shares of the Treasury Portfolio, filed herein.

Exhibit 2	(a)	By-Laws of the Trust. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(b)	Amended By-Laws of the Registrant, dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Amendment to the By-Laws of Registrant. (Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A.)

Exhibit 3		Not Applicable.

Exhibit 4		Form of Agreements and Plans of Reorganization filed herein as Exhibit A to Part A of this Registration Statement on Form N-14.

Exhibit 5		Text of Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

Exhibit 6	(a)	Investment Management Agreement between the Registrant, on behalf of Government Securities Portfolio and Treasury Portfolio and Deutsche Investment Management Americas, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.)

	(b)	First Amendment to Investment Management Agreement between the Registrant and Deutsche Investment Management Americas, Inc. dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A.)

Exhibit 7	(a)	Underwriting Agreement between the Registrant and Kemper Distributors, Inc., dated October 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(b)	Form of Selling Group Agreement. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.)

Exhibit 8		Not Applicable.

Exhibit 9	(a)	Custody Agreement between the Registrant, on behalf of Government Securities Portfolio and Treasury Portfolio, and State Street Bank and Trust Company, dated April 19, 1999. (Incorporated by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A.)

	(b)	Amendment to Custody Agreement between the Registrant and State Street Bank and Trust Company, dated April 19, 1999. (Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Amended Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated January 5, 2001. (Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A.)

Exhibit 10	(a)	12b-1 Plan between the Registrant, on behalf of the Treasury Portfolio – Premier Money Market Shares. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(b)	12b-1 Plan between the Registrant, on behalf of the Government Securities Portfolio – Government Cash Managed Shares, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Form of 12b-1 Plan between the Registrant, on behalf of the Treasury Portfolio — Investment Class, filed herein.

	(d)	Treasury Portfolio of Investors Cash Trust Multi-Distribution System Plan – Rule 18f-3 Plan, dated November 16, 1999. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(e)	Government Securities Portfolio of Investors Cash Trust Multi-Distribution System Plan — Rule 18f-3 Plan, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.)

	(f)	Form of Amended and Restated Multi-Distribution System Plan – Rule 18f-3 Plan, on behalf of the Treasury Portfolio, filed herein.

Exhibit 11		Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. filed herein.

Exhibit 12		Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP, filed herein.

Exhibit 13	(a)	Fund Accounting Services Agreements, each dated December 31, 1997, on behalf of Government Securities Portfolio and Treasury Portfolio, respectively. (Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A.)

	(b)	First Amendment to Fund Accounting Services Agreement, dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Agency Agreement, dated September 21, 1990. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(d)	Supplement to Agency Agreement, dated April 1, 1991. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(e)	Supplement to Agency Agreement, dated October 1, 1992. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(f)	Supplement to Agency Agreement, dated April 1, 1995. (Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A.)

	(g)	Supplement to Services Agreement on behalf of Government Securities Portfolio and Treasury Portfolio, dated January 1, 1999. (Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A.)

	(h)	Administration and Shareholder Services Agreement, dated October 1, 1991. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(i)	Amendment to Administration and Shareholder Services Agreement, dated December 1, 1993. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(j)	Assignment and Assumption Agreement, dated February 1, 1995. (Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A.)

	(k)	Administration and Shareholder Services Agreement on behalf of the Treasury Portfolio Premier Money Market Shares, dated November 30, 1999. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(l)	Amended and Restated Administration and Shareholder Services Agreement between the Registrant, on behalf of the Treasury Portfolio Service Shares, and Kemper Distributors, Inc, dated January 24, 2000. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(m)	Amended and Restated Administration and Shareholder Services Agreement between the Registrant, on behalf of the Government Securities Portfolio Service Shares, and Kemper Distributors, Inc, dated January 24, 2000. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(n)	Shareholder Services Agreement between the Registrant and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A.)

	(o)	Amended Fee Schedule for Amended and Restated Administration and Shareholder Services Agreement between the Registrant, on behalf of the Government Securities Portfolio — Service Shares, and Scudder Distributors, Inc, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.)

	(p)	Form of Administration and Shareholder Services Agreement between the Registrant, on behalf of the Treasury Portfolio — Investment Class and DWS Scudder Distributors, Inc., filed herein.

	(q)	Letters of Indemnity to the Scudder Funds dated September 10, 2004; and Letter of Indemnity to the Independent Directors/Trustees dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A.)

Exhibit 14	(a)	Consent of Ernst & Young LLP, filed herein.

	(b)	Consent of PricewaterhouseCoopers LLP, filed herein.

Exhibit 15	Not applicable.

Exhibit 16	Powers of Attorney, previously filed on December 19, 2006.

Exhibit 17	Forms of Proxy are filed herein and appear in Part A of this Registration Statement.

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 9th day of February, 2007.

INVESTORS CASH TRUST

By:	/s/ Michael G. Clark
Michael G. Clark
Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 9th day of February, 2007.

/s/ Michael G. Clark Michael G. Clark		Chief Executive Officer

/s/ Paul H. Schubert Paul H. Schubert		Chief Financial Officer and Principal Accounting Officer

Shirley D. Peterson* Shirley D. Peterson		Chairperson and Trustee

John W. Ballantine * John W. Ballantine		Trustee

Donald L. Dunaway * Donald L. Dunaway		Trustee

James R. Edgar * James R. Edgar		Trustee

Paul K. Freeman * Paul K. Freeman		Trustee

Robert B. Hoffman * Robert B. Hoffman		Trustee

William McClayton * William McClayton		Trustee

Robert H. Wadsworth* Robert H. Wadsworth		Trustee

*By	/s/ John Millette John Millette**

**	Attorney-in-fact pursuant to the powers of attorney previously filed on January 5, 2006.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
1(h)	Re-Designation of Class of Shares of Beneficial Interest and Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, with respect to Institutional Shares of the Treasury Portfolio.

10(c)	Form of 12b-1 Plan between Registrant, on behalf of the Treasury Portfolio — Investment Class.

10(f)	Form of Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Treasury Portfolio.

11	Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C.

12	Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP.

13(p)	Form of Administration and Shareholder Services Agreement between the Registrant, on behalf of the Treasury Portfolio — Investment Class and DWS Scudder Distributors, Inc.

14(a)	Consent of Ernst & Young LLP.

14(b)	Consent of PricewaterhouseCoopers LLP.